UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04492

MFS SERIES TRUST X

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: May 31*

Date of reporting period: May 31, 2022

*

This Form N-CSR pertains to the following series of the Registrant: MFS Aggressive Growth Allocation Fund, MFS Blended Research Growth Equity Fund, MFS Blended Research Mid Cap Equity Fund, MFS Blended Research Small Cap Equity Fund, MFS Blended Research Value Equity Fund, MFS Conservative Allocation Fund, MFS Emerging Markets Equity Fund, MFS Growth Allocation Fund, MFS International Diversification Fund, MFS International Growth Fund, MFS International Intrinsic Value Fund, MFS International Large Cap Value Fund, MFS Managed Wealth Fund, and MFS Moderate Allocation Fund. Each remaining series of the Registrant has a fiscal year end other than May 31.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
May 31, 2022
MFS®  Emerging Markets
Equity Fund
FEM-ANN

MFS® Emerging Markets
Equity Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Global markets have recently been buffeted by a series of crosscurrents, including rising inflation, tighter financial conditions, the continued spread of the coronavirus (particularly in Asia), and the evolving geopolitical landscape in the wake of Russia’s invasion of Ukraine. Consequently, at a time when global growth faces multiple headwinds, central banks have been presented with the challenge of reining in rising prices without tipping economies into recession. At its June meeting, the US Federal Reserve undertook a 0.75% rate hike, its largest since 1994. Additional larger-than-normal hikes are expected in coming meetings as the Fed seeks to move policy into restrictive territory by year-end to slow the economy and dampen inflation. Richly valued, rate-sensitive growth equities have been hit particularly hard by higher interest rates, and volatility in credit markets has picked up too.
There are, however, encouraging signs for the markets. The latest wave of COVID-19 cases appears to be receding in Asia, cases outside of Asia remain well below prior peaks, and fewer are seriously ill. Meanwhile, unemployment is low and there are signs that some global supply chain bottlenecks are beginning to ease, though lingering coronavirus restrictions in China and disruptions stemming from Russia’s invasion of Ukraine could hamper these advances. Additionally, easier Chinese monetary and regulatory policies and the record pace of corporate stock buybacks are supportive elements, albeit in an otherwise turbulent investment environment.
It is important to have a deep understanding of company fundamentals during times of market transition, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
July 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure
Top ten holdings
Taiwan Semiconductor Manufacturing Co. Ltd.	9.2%
Samsung Electronics Co. Ltd.	6.5%
Tencent Holdings Ltd.	5.8%
Alibaba Group Holding Ltd., ADR	3.2%
Yum China Holdings, Inc.	2.8%
HDFC Bank Ltd.	2.4%
Tata Consultancy Services Ltd.	2.2%
Samsung Fire & Marine Insurance Co. Ltd.	2.1%
AIA Group Ltd.	2.1%
Galp Energia SGPS S.A., “B”	2.0%
GICS equity sectors (g)
Information Technology	21.9%
Financials	18.0%
Consumer Discretionary	14.5%
Communication Services	12.0%
Consumer Staples	11.3%
Materials	5.5%
Energy	5.1%
Industrials	3.4%
Real Estate	3.2%
Utilities	1.5%
Health Care	1.3%
Issuer country weightings (x)
China	30.9%
South Korea	13.4%
Taiwan	12.1%
India	11.7%
Brazil	6.6%
Hong Kong	5.4%
United States	3.3%
Mexico	2.9%
Indonesia	2.5%
Other Countries	11.2%
Currency exposure weightings (y)
Hong Kong Dollar	25.9%
South Korean Won	13.4%
Taiwan Dollar	12.1%
Indian Rupee	10.8%
United States Dollar	8.4%
Chinese Renminbi	7.5%
Brazilian Real	6.6%
Euro	3.8%
Mexican Peso	2.9%
Other Currencies	8.6%

2

Portfolio Composition - continued
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of May 31, 2022.
The portfolio is actively managed and current holdings may be different.
3

Management Review
Summary of Results
For the twelve months ended May 31, 2022, Class A shares of the MFS Emerging Markets Equity Fund (fund) provided a total return of -24.50%, at net asset value. This compares with a return of -19.83% for the fund’s benchmark, the MSCI Emerging Markets Index (net div).
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, have kept supply chains stretched for longer than expected. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns from goods to services, straining already tight labor markets in most developed economies. As a result of Russia’s invasion of Ukraine, geopolitical considerations such as sanctions and trade bans have resulted in additional supply chain tumult and soaring global energy prices. Taken together, these factors have contributed to significant upticks in market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on corralling inflation, although investors expected varying degrees of action from the central banks. The Fed was expected to be the most hawkish developed market central bank and the European Central Bank less so, given the growth-deleting effects on Europe's economy stemming from the invasion.
Against an environment of rising labor and raw materials prices, higher interest rates and waning fiscal and monetary stimulus, investor anxiety increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that a few supply chain bottlenecks (particularly semiconductors) may be easing, low levels of unemployment across developed markets and loosening coronavirus restrictions were supportive factors for the macroeconomic backdrop.
Detractors from Performance
Security selection in the financials, materials and industrials sectors detracted from performance relative to the MSCI Emerging Markets Index. Within the financials sector, the fund’s overweight positions in commercial banking firm Sberbank of Russia (Russia) and integrated exchange platform Moscow Exchange (Russia) held back relative results. Within the materials sector, an overweight position in gold and silver mining company Polymetal International (United Kingdom) also dampened relative returns. The share price of all three stocks plummeted following the Russian invasion on Ukraine and numerous sanctions imposed on Russia and Russian entities. This, in turn, caused those
4

Management Review - continued
securities to become illiquid and eventually they were categorized as worthless in the international markets. Within the industrials sector, there were no individual stocks, either in the fund or in the benchmark, that were among the fund's largest relative detractors during the reporting period.
Stocks in other sectors that also hindered relative returns included the fund's overweight positions in data centers operator GDS Holdings (China), integrated oil company LUKOIL (Russia) and online and mobile commerce company Alibaba Group Holding (China). The share price of GDS Holdings fell on the back of slower-than-expected demand recovery from its core internet customers in China, coupled with rising utility costs. Additionally, the timing of the fund's ownership in shares of air conditioner manufacturer Gree Electric Appliances (China) hurt relative returns as the stock price declined due to lower-than-anticipated profit growth, driven by cost pressures and weak industry demand. Not owning shares of oil and gas exploration and production company Petroleo Brasileiro (Brazil) and energy, petrochemical, textile and telecommunications conglomerate Reliance Industries (India), and the fund’s holdings of e-commerce platform services provider Prosus(b)(h) (Netherlands), further weighed on relative returns.
Contributors to Performance
Stock selection in the communication services sector contributed to relative performance. Within this sector, the fund’s overweight positions in telecommunication services provider Hellenic Telecommunications Organization (Greece) and PT Centratama Telekomunikasi Indonesia(h) (Indonesia) supported relative returns.
The fund’s underweight position in the health care sector also contributed to relative results. There were no individual stocks within this sector, either in the fund or in the benchmark, that were among the fund's largest relative contributors during the reporting period.
Stocks in other sectors that further benefited relative performance included the fund's overweight positions in heavy equipment retailer United Tractors (Indonesia), automotive vehicles manufacturer Mahindra & Mahindra (India), financial services company Credicorp (Peru), information technology services and solutions firm Tata Consultancy Services (India) and banking and financial services provider Grupo Financiero Inbursa (Mexico). The share price of United Tractors benefited from increased heavy construction machinery sales volumes, particularly within its coal and gold mining segments. Additionally, the fund's position in oil and gas company Galp Energia(b) (Portugal), and not owning shares of global energy company Gazprom (Russia) and multinational media company Naspers (South Africa), further strengthened relative returns.
Respectfully,
Portfolio Manager(s)
Jose Luis Garcia, Rajesh Nair, and Harry Purcell
5

Management Review - continued
Note to Shareholders: Effective August 1, 2021, Rajesh Nair was added as a Portfolio Manager of the fund and Robert Lau is no longer a Portfolio Manager of the fund. Effective April 15, 2023, Jose Luis Garcia will no longer be a Portfolio Manager of the fund.
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
6

Performance Summary THROUGH 5/31/22
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment
7

Performance Summary  - continued
Total Returns through 5/31/22
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	10/24/95	(24.50)%	1.03%	2.01%
B	10/24/95	(25.05)%	0.27%	1.24%
C	6/27/96	(25.06)%	0.27%	1.24%
I	1/02/97	(24.28)%	1.28%	2.26%
R1	10/01/08	(25.07)%	0.27%	1.24%
R2	10/01/08	(24.68)%	0.77%	1.75%
R3	10/01/08	(24.48)%	1.03%	2.01%
R4	10/01/08	(24.30)%	1.27%	2.26%
R6	6/01/12	(24.19)%	1.40%	2.37%
Comparative benchmark(s)
MSCI Emerging Markets Index (net div) (f)	(19.83)%	3.80%	4.17%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	(28.84)%	(0.16)%	1.41%
B With CDSC (Declining over six years from 4% to 0%) (v)	(28.02)%	(0.13)%	1.24%
C With CDSC (1% for 12 months) (v)	(25.80)%	0.27%	1.24%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
MSCI Emerging Markets Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
8

Performance Summary  - continued
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
9

Expense Table
Fund expenses borne by the shareholders during the period,
December 1, 2021 through May 31, 2022
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2021 through May 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
10

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/21	Ending Account value 5/31/22	Expenses Paid During Period (p) 12/01/21–5/31/22
A	Actual	1.31%	$1,000.00	$882.04	$6.15
	Hypothetical (h)	1.31%	$1,000.00	$1,018.40	$6.59
B	Actual	2.06%	$1,000.00	$878.59	$9.65
	Hypothetical (h)	2.06%	$1,000.00	$1,014.66	$10.35
C	Actual	2.06%	$1,000.00	$878.62	$9.65
	Hypothetical (h)	2.06%	$1,000.00	$1,014.66	$10.35
I	Actual	1.06%	$1,000.00	$883.11	$4.98
	Hypothetical (h)	1.06%	$1,000.00	$1,019.65	$5.34
R1	Actual	2.07%	$1,000.00	$878.66	$9.70
	Hypothetical (h)	2.07%	$1,000.00	$1,014.61	$10.40
R2	Actual	1.56%	$1,000.00	$880.88	$7.32
	Hypothetical (h)	1.56%	$1,000.00	$1,017.15	$7.85
R3	Actual	1.31%	$1,000.00	$882.04	$6.15
	Hypothetical (h)	1.31%	$1,000.00	$1,018.40	$6.59
R4	Actual	1.06%	$1,000.00	$882.96	$4.98
	Hypothetical (h)	1.06%	$1,000.00	$1,019.65	$5.34
R6	Actual	0.91%	$1,000.00	$883.81	$4.27
	Hypothetical (h)	0.91%	$1,000.00	$1,020.39	$4.58
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
11

Portfolio of Investments
5/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 97.7%
Airlines – 0.3%
Shanghai International Air Co., Ltd. (a)	2,658,008	$ 19,967,219
Alcoholic Beverages – 4.7%
Ambev S.A., ADR	21,409,424	$ 63,371,895
China Resources Beer Holdings Co. Ltd.	17,022,000	105,511,607
Jiangsu Yanghe Brewery JSC Ltd., “A”	1,422,782	35,266,313
Kweichow Moutai Co. Ltd., “A”	415,132	111,865,027
		$ 316,014,842
Automotive – 4.3%
Hero MotoCorp Ltd.	1,779,430	$ 63,578,044
Mahindra & Mahindra Ltd.	8,031,836	106,028,828
PT United Tractors Tbk	56,045,000	120,307,832
		$ 289,914,704
Biotechnology – 0.7%
Hugel, Inc. (a)	476,560	$ 47,738,861
Brokerage & Asset Managers – 1.4%
B3 Brasil Bolsa Balcao S.A.	32,387,100	$ 87,023,444
Moscow Exchange MICEX-RTS PJSC (a)(u)	65,313,565	4,579,787
		$ 91,603,231
Business Services – 3.4%
Cognizant Technology Solutions Corp., “A”	929,884	$ 69,462,335
Kingsoft Cloud Holdings, ADR (a)	2,814,342	13,565,128
Tata Consultancy Services Ltd.	3,491,977	151,324,064
		$ 234,351,527
Chemicals – 1.8%
UPL Ltd.	12,214,040	$ 122,649,736
Computer Software – 3.4%
Naver Corp.	502,513	$ 115,954,460
NetEase.com, Inc., ADR	1,124,823	116,677,890
		$ 232,632,350
Computer Software - Systems – 8.2%
Hon Hai Precision Industry Co. Ltd.	30,194,000	$ 117,221,180
Samsung Electronics Co. Ltd.	8,133,917	443,118,336
		$ 560,339,516
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Construction – 3.2%
Gree Electric Appliances, Inc., “A”	11,033,038	$ 53,319,237
Midea Group Co. Ltd., “A”	4,422,432	35,922,860
Techtronic Industries Co. Ltd.	7,637,000	99,058,078
Zhejiang Supor Co. Ltd., “A”	3,626,500	30,693,208
		$ 218,993,383
Consumer Products – 0.4%
AmorePacific Corp.	179,367	$ 23,635,973
Consumer Services – 1.0%
MakeMyTrip Ltd. (a)	2,105,407	$ 58,235,557
New Oriental Education & Technology Group, Inc., ADR (a)	560,481	7,319,882
		$ 65,555,439
Electronics – 9.7%
Delta Electronics, Inc.	3,966,000	$ 32,807,136
Taiwan Semiconductor Manufacturing Co. Ltd.	32,691,695	626,868,236
		$ 659,675,372
Energy - Integrated – 3.3%
China Petroleum & Chemical Corp.	188,172,000	$ 90,540,989
Galp Energia SGPS S.A., “B”	10,402,551	136,915,493
LUKOIL PJSC, ADR (u)	1,176,212	0
		$ 227,456,482
Engineering - Construction – 1.0%
Doosan Bobcat, Inc.	2,258,668	$ 69,156,617
Food & Beverages – 4.2%
Gruma S.A.B. de C.V.	5,105,686	$ 60,669,989
Inner Mongolia Yili Industrial Group Co. Ltd., “A”	18,785,500	107,236,865
Orion Corp.	917,060	72,047,306
Tingyi (Cayman Islands) Holding Corp.	25,754,000	45,618,896
		$ 285,573,056
Food & Drug Stores – 0.5%
Raia Drogasil S.A.	7,430,197	$ 32,284,472
Forest & Paper Products – 1.2%
Suzano S.A.	6,956,100	$ 78,305,615
General Merchandise – 1.6%
Bim Birlesik Magazalar A.S.	8,249,543	$ 41,407,108
Walmart de Mexico S.A.B. de C.V.	18,930,433	69,996,576
		$ 111,403,684
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Insurance – 6.3%
AIA Group Ltd.	13,886,000	$ 142,035,262
Discovery Ltd. (a)	2,478,269	23,042,060
Ping An Insurance Co. of China Ltd., “H”	19,045,500	120,818,980
Samsung Fire & Marine Insurance Co. Ltd.	886,003	142,510,990
		$ 428,407,292
Internet – 6.6%
Allegro.eu S.A. (a)	3,886,518	$ 22,858,925
Baidu, Inc., ADR (a)	248,125	34,824,344
Tencent Holdings Ltd.	8,502,400	392,658,497
		$ 450,341,766
Machinery & Tools – 0.6%
AirTAC International Group	1,305,000	$ 42,505,635
Major Banks – 1.8%
China Construction Bank Corp.	115,962,490	$ 86,300,966
Erste Group Bank AG	1,144,754	35,651,858
		$ 121,952,824
Medical & Health Technology & Services – 0.1%
Burning Rock Biotech Ltd., ADR (a)	1,888,020	$ 4,531,248
Metals & Mining – 0.9%
Vale S.A., ADR	3,490,866	$ 63,010,131
Natural Gas - Distribution – 1.6%
China Resources Gas Group Ltd.	25,294,000	$ 105,268,595
Network & Telecom – 0.5%
GDS Holdings Ltd., “A” (a)	4,123,900	$ 14,780,158
VTech Holdings Ltd.	2,845,600	21,176,614
		$ 35,956,772
Other Banks & Diversified Financials – 8.5%
China Merchants Bank Co Ltd. “A”	3,075,100	$ 18,176,229
Credicorp Ltd.	658,639	92,459,743
Emirates NBD PJSC	9,749,351	34,903,953
Grupo Financiero Inbursa S.A. de C.V. (a)	15,978,070	32,547,996
HDFC Bank Ltd.	9,150,133	162,016,967
Housing Development Finance Corp. Ltd.	3,755,779	111,592,757
Komercni Banka A.S.	1,078,057	33,527,949
Muthoot Finance Ltd.	1,336,539	19,727,490
Sberbank of Russia PJSC (a)(u)	50,760,059	4,784,795
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Other Banks & Diversified Financials – continued
Tisco Financial Group PCL	26,550,100	$ 71,185,613
		$ 580,923,492
Pharmaceuticals – 0.5%
Genomma Lab Internacional S.A., “B”	33,751,128	$ 34,041,812
Precious Metals & Minerals – 0.7%
Gold Fields Ltd., ADR	2,900,908	$ 27,094,481
Polymetal International PLC	6,292,661	18,745,055
		$ 45,839,536
Real Estate – 2.2%
Emaar Properties PJSC	32,295,868	$ 50,206,070
ESR Cayman Ltd. (a)	17,515,200	51,894,740
Hang Lung Properties Ltd.	17,156,000	32,050,535
Swire Properties Ltd.	7,612,400	18,565,515
		$ 152,716,860
Restaurants – 2.8%
Yum China Holdings, Inc.	4,229,796	$ 192,286,526
Specialty Chemicals – 0.9%
Borouge PLC (a)	6,591,718	$ 4,396,811
PTT Global Chemical PLC	41,117,200	57,975,012
		$ 62,371,823
Specialty Stores – 7.1%
Alibaba Group Holding Ltd. (a)	541,300	$ 6,524,832
Alibaba Group Holding Ltd., ADR (a)	2,297,060	220,632,613
JD.com, Inc., “A”	1,055,109	29,823,998
JD.com, Inc., ADR	123,331	6,921,336
Lojas Renner S.A.	11,259,677	63,020,359
Meituan, “B” (a)	2,132,300	50,250,033
Multiplan Empreendimentos Imobiliarios S.A.	12,183,011	61,753,950
Vipshop Holdings Ltd., ADR (a)	4,468,474	41,556,808
		$ 480,483,929
Telecommunications - Wireless – 0.3%
Etihad Etisalat Co.	1,847,457	$ 19,334,139
Telephone Services – 2.0%
Hellenic Telecommunications Organization S.A.	4,470,685	$ 84,903,222
PT Telekom Indonesia	179,193,500	52,967,834
		$ 137,871,056
Total Common Stocks (Identified Cost, $6,855,513,845)		$ 6,645,095,515
15

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 2.2%
Money Market Funds – 2.2%
MFS Institutional Money Market Portfolio, 0.64% (v) (Identified Cost, $149,697,470)	149,697,470	$ 149,697,470

Other Assets, Less Liabilities – 0.1%		6,931,217
Net Assets – 100.0%		$ 6,801,724,202

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $149,697,470 and $6,645,095,515, respectively.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
PCL	Public Company Limited
See Notes to Financial Statements
16

Financial Statements
Statement of Assets and Liabilities
At 5/31/22
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $6,855,513,845)	$6,645,095,515
Investments in affiliated issuers, at value (identified cost, $149,697,470)	149,697,470
Foreign currency, at value (identified cost, $6,935,302)	6,923,018
Receivables for
Investments sold	39,871,585
Fund shares sold	1,392,555
Dividends	26,556,732
Other assets	11,039
Total assets	$6,869,547,914
Liabilities
Payable to custodian	$10,544,878
Payables for
Investments purchased	46,698,895
Fund shares reacquired	815,492
Payable to affiliates
Investment adviser	163,837
Administrative services fee	9,896
Shareholder servicing costs	164,986
Distribution and service fees	6,868
Payable for independent Trustees' compensation	12
Deferred country tax expense payable	6,687,755
Accrued expenses and other liabilities	2,731,093
Total liabilities	$67,823,712
Net assets	$6,801,724,202
Net assets consist of
Paid-in capital	$7,461,173,194
Total distributable earnings (loss)	(659,448,992)
Net assets	$6,801,724,202
Shares of beneficial interest outstanding	211,175,340
17

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$168,749,854	5,527,465	$30.53
Class B	1,166,400	41,731	27.95
Class C	5,426,565	199,294	27.23
Class I	93,329,372	2,894,525	32.24
Class R1	1,414,416	52,979	26.70
Class R2	2,426,883	87,398	27.77
Class R3	1,406,108	46,084	30.51
Class R4	3,263,585	107,254	30.43
Class R6	6,524,541,019	202,218,610	32.26

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $32.39 [100 / 94.25 x $30.53]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
18

Financial Statements
Statement of Operations
Year ended 5/31/22
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$217,525,350
Other	1,671,052
Dividends from affiliated issuers	144,532
Income on securities loaned	10,194
Foreign taxes withheld	(20,921,999)
Total investment income	$198,429,129
Expenses
Management fee	$66,005,025
Distribution and service fees	611,822
Shareholder servicing costs	631,118
Administrative services fee	595,917
Independent Trustees' compensation	90,996
Custodian fee	3,021,179
Shareholder communications	90,049
Audit and tax fees	120,883
Legal fees	33,223
Miscellaneous	599,917
Total expenses	$71,800,129
Reduction of expenses by investment adviser and distributor	(2,514,215)
Net expenses	$69,285,914
Net investment income (loss)	$129,143,215
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $6,617,680 country tax)	$(261,324,409)
Foreign currency	(3,249,481)
Net realized gain (loss)	$(264,573,890)
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $10,721,208 decrease in deferred country tax)	$(1,931,651,384)
Affiliated issuers	(1)
Translation of assets and liabilities in foreign currencies	9,880
Net unrealized gain (loss)	$(1,931,641,505)
Net realized and unrealized gain (loss)	$(2,196,215,395)
Change in net assets from operations	$(2,067,072,180)
See Notes to Financial Statements
19

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	5/31/22	5/31/21
Change in net assets
From operations
Net investment income (loss)	$129,143,215	$66,884,061
Net realized gain (loss)	(264,573,890)	181,210,650
Net unrealized gain (loss)	(1,931,641,505)	1,745,339,777
Change in net assets from operations	$(2,067,072,180)	$1,993,434,488
Total distributions to shareholders	$(166,001,001)	$(46,750,489)
Change in net assets from fund share transactions	$1,602,080,719	$1,909,499,768
Total change in net assets	$(630,992,462)	$3,856,183,767
Net assets
At beginning of period	7,432,716,664	3,576,532,897
At end of period	$6,801,724,202	$7,432,716,664
See Notes to Financial Statements
20

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$41.38	$28.13	$31.63	$34.99	$30.39
Income (loss) from investment operations
Net investment income (loss) (d)	$0.49	$0.33	$0.58	$0.24	$0.10
Net realized and unrealized gain (loss)	(10.64)	13.12	(3.50)	(3.46)	4.53
Total from investment operations	$(10.15)	$13.45	$(2.92)	$(3.22)	$4.63
Less distributions declared to shareholders
From net investment income	$(0.70)	$(0.20)	$(0.58)	$(0.14)	$(0.03)
Net asset value, end of period (x)	$30.53	$41.38	$28.13	$31.63	$34.99
Total return (%) (r)(s)(t)(x)	(24.78)	47.89	(9.55)	(9.19)	15.24
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.35	1.34	1.39	1.44	1.49
Expenses after expense reductions	1.31	1.31	1.30	1.42	1.48
Net investment income (loss)	1.38	0.89	1.82	0.72	0.28
Portfolio turnover	38	37	32	27	24
Net assets at end of period (000 omitted)	$168,750	$204,557	$118,726	$120,862	$154,713
See Notes to Financial Statements
21

Financial Highlights – continued
Class B	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$37.84	$25.78	$29.01	$32.18	$28.15
Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.05	$0.35	$(0.01)	$(0.15)
Net realized and unrealized gain (loss)	(9.73)	12.01	(3.26)	(3.16)	4.18
Total from investment operations	$(9.53)	$12.06	$(2.91)	$(3.17)	$4.03
Less distributions declared to shareholders
From net investment income	$(0.36)	$—	$(0.32)	$—	$—
Net asset value, end of period (x)	$27.95	$37.84	$25.78	$29.01	$32.18
Total return (%) (r)(s)(t)(x)	(25.33)	46.78	(10.24)	(9.85)	14.32
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	2.09	2.09	2.13	2.19	2.24
Expenses after expense reductions	2.06	2.06	2.06	2.17	2.23
Net investment income (loss)	0.59	0.16	1.19	(0.04)	(0.48)
Portfolio turnover	38	37	32	27	24
Net assets at end of period (000 omitted)	$1,166	$2,396	$2,393	$3,672	$5,385

Class C	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$36.91	$25.15	$28.33	$31.42	$27.49
Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.06	$0.33	$(0.01)	$(0.15)
Net realized and unrealized gain (loss)	(9.49)	11.70	(3.17)	(3.08)	4.08
Total from investment operations	$(9.29)	$11.76	$(2.84)	$(3.09)	$3.93
Less distributions declared to shareholders
From net investment income	$(0.39)	$—	$(0.34)	$—	$—
Net asset value, end of period (x)	$27.23	$36.91	$25.15	$28.33	$31.42
Total return (%) (r)(s)(t)(x)	(25.33)	46.76	(10.23)	(9.83)	14.30
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	2.09	2.09	2.13	2.19	2.24
Expenses after expense reductions	2.06	2.06	2.06	2.17	2.23
Net investment income (loss)	0.62	0.18	1.16	(0.04)	(0.49)
Portfolio turnover	38	37	32	27	24
Net assets at end of period (000 omitted)	$5,427	$10,467	$10,082	$14,116	$17,790
See Notes to Financial Statements
22

Financial Highlights – continued
Class I	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$43.63	$29.64	$33.29	$36.85	$32.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.60	$0.43	$0.66	$0.32	$0.21
Net realized and unrealized gain (loss)	(11.21)	13.84	(3.65)	(3.63)	4.74
Total from investment operations	$(10.61)	$14.27	$(2.99)	$(3.31)	$4.95
Less distributions declared to shareholders
From net investment income	$(0.78)	$(0.28)	$(0.66)	$(0.25)	$(0.10)
Net asset value, end of period (x)	$32.24	$43.63	$29.64	$33.29	$36.85
Total return (%) (r)(s)(t)(x)	(24.59)	48.24	(9.32)	(8.96)	15.48
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.09	1.09	1.15	1.20	1.24
Expenses after expense reductions	1.06	1.06	1.06	1.17	1.23
Net investment income (loss)	1.59	1.11	1.98	0.92	0.59
Portfolio turnover	38	37	32	27	24
Net assets at end of period (000 omitted)	$93,329	$168,061	$94,350	$69,443	$62,565

Class R1	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$36.41	$24.80	$27.97	$31.17	$27.26
Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.05	$0.30	$(0.05)	$(0.14)
Net realized and unrealized gain (loss)	(9.30)	11.56	(3.09)	(3.04)	4.05
Total from investment operations	$(9.14)	$11.61	$(2.79)	$(3.09)	$3.91
Less distributions declared to shareholders
From net investment income	$(0.57)	$—	$(0.38)	$(0.11)	$—
Net asset value, end of period (x)	$26.70	$36.41	$24.80	$27.97	$31.17
Total return (%) (r)(s)(t)(x)	(25.33)	46.81	(10.22)	(9.89)	14.34
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	2.10	2.09	2.14	2.19	2.24
Expenses after expense reductions	2.06	2.06	2.06	2.17	2.24
Net investment income (loss)	0.53	0.16	1.08	(0.18)	(0.45)
Portfolio turnover	38	37	32	27	24
Net assets at end of period (000 omitted)	$1,414	$725	$1,742	$1,844	$637
See Notes to Financial Statements
23

Financial Highlights – continued
Class R2	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$37.68	$25.64	$28.87	$31.96	$27.81
Income (loss) from investment operations
Net investment income (loss) (d)	$0.36	$0.22	$0.49	$0.14	$0.01
Net realized and unrealized gain (loss)	(9.68)	11.94	(3.22)	(3.15)	4.14
Total from investment operations	$(9.32)	$12.16	$(2.73)	$(3.01)	$4.15
Less distributions declared to shareholders
From net investment income	$(0.59)	$(0.12)	$(0.50)	$(0.08)	$—
Net asset value, end of period (x)	$27.77	$37.68	$25.64	$28.87	$31.96
Total return (%) (r)(s)(t)(x)	(24.96)	47.47	(9.76)	(9.42)	14.92
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.59	1.59	1.63	1.69	1.74
Expenses after expense reductions	1.56	1.56	1.56	1.67	1.73
Net investment income (loss)	1.11	0.67	1.68	0.48	0.03
Portfolio turnover	38	37	32	27	24
Net assets at end of period (000 omitted)	$2,427	$4,227	$3,431	$4,614	$6,067

Class R3	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$41.17	$27.95	$31.47	$34.84	$30.27
Income (loss) from investment operations
Net investment income (loss) (d)	$0.56	$0.41	$0.51	$0.21	$0.09
Net realized and unrealized gain (loss)	(10.69)	12.96	(3.41)	(3.42)	4.51
Total from investment operations	$(10.13)	$13.37	$(2.90)	$(3.21)	$4.60
Less distributions declared to shareholders
From net investment income	$(0.53)	$(0.15)	$(0.62)	$(0.16)	$(0.03)
Net asset value, end of period (x)	$30.51	$41.17	$27.95	$31.47	$34.84
Total return (%) (r)(s)(t)(x)	(24.78)	47.89	(9.55)	(9.19)	15.20
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.34	1.34	1.39	1.44	1.49
Expenses after expense reductions	1.31	1.31	1.31	1.42	1.48
Net investment income (loss)	1.52	1.13	1.64	0.66	0.26
Portfolio turnover	38	37	32	27	24
Net assets at end of period (000 omitted)	$1,406	$5,103	$6,246	$2,405	$2,465
See Notes to Financial Statements
24

Financial Highlights – continued
Class R4	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$41.24	$28.03	$31.47	$34.85	$30.26
Income (loss) from investment operations
Net investment income (loss) (d)	$0.60	$0.43	$0.81	$0.30	$0.17
Net realized and unrealized gain (loss)	(10.62)	13.06	(3.63)	(3.43)	4.52
Total from investment operations	$(10.02)	$13.49	$(2.82)	$(3.13)	$4.69
Less distributions declared to shareholders
From net investment income	$(0.79)	$(0.28)	$(0.62)	$(0.25)	$(0.10)
Net asset value, end of period (x)	$30.43	$41.24	$28.03	$31.47	$34.85
Total return (%) (r)(s)(t)(x)	(24.57)	48.20	(9.31)	(8.97)	15.52
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.10	1.09	1.13	1.19	1.24
Expenses after expense reductions	1.06	1.06	1.06	1.17	1.23
Net investment income (loss)	1.70	1.20	2.54	0.93	0.49
Portfolio turnover	38	37	32	27	24
Net assets at end of period (000 omitted)	$3,264	$3,037	$2,673	$6,917	$7,023

Class R6	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$43.67	$29.66	$33.30	$36.86	$32.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.66	$0.47	$0.70	$0.37	$0.23
Net realized and unrealized gain (loss)	(11.24)	13.86	(3.64)	(3.65)	4.76
Total from investment operations	$(10.58)	$14.33	$(2.94)	$(3.28)	$4.99
Less distributions declared to shareholders
From net investment income	$(0.83)	$(0.32)	$(0.70)	$(0.28)	$(0.13)
Net asset value, end of period (x)	$32.26	$43.67	$29.66	$33.30	$36.86
Total return (%) (r)(s)(t)(x)	(24.49)	48.43	(9.21)	(8.86)	15.60
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.95	0.98	1.03	1.06	1.14
Expenses after expense reductions	0.92	0.95	0.95	1.04	1.13
Net investment income (loss)	1.76	1.20	2.10	1.07	0.64
Portfolio turnover	38	37	32	27	24
Net assets at end of period (000 omitted)	$6,524,541	$7,034,144	$3,336,889	$1,817,161	$1,327,862

See Notes to Financial Statements
25

Financial Highlights – continued
(d)	Per share data is based on average shares outstanding.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
26

Notes to Financial Statements
(1) Business and Organization
MFS Emerging Markets Equity Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, greater government involvement in the economy, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater political, social, and economic instability than developed markets.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be
27

Notes to Financial Statements  - continued
valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar
28

Notes to Financial Statements  - continued
securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
China	$1,389,409,757	$709,450,527	$—	$2,098,860,284
South Korea	585,629,326	328,533,217	—	914,162,543
Taiwan	—	819,402,187	—	819,402,187
India	507,380,158	287,773,285	—	795,153,443
Brazil	448,769,866	—	—	448,769,866
Hong Kong	83,945,275	280,835,469	—	364,780,744
Mexico	197,256,373	—	—	197,256,373
Indonesia	173,275,666	—	—	173,275,666
Portugal	136,915,493	—	—	136,915,493
Other Countries	516,586,601	170,567,733	9,364,582	696,518,916
Mutual Funds	149,697,470	—	—	149,697,470
Total	$4,188,865,985	$2,596,562,418	$9,364,582	$6,794,792,985
For further information regarding security characteristics, see the Portfolio of Investments.
The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.
Equity Securities
Balance as of 5/31/21	$—
Transfers into level 3	9,364,582
Balance as of 5/31/22	$9,364,582
At May 31, 2022, the fund held three level 3 securities.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by
29

Notes to Financial Statements  - continued
cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At May 31, 2022, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and
30

Notes to Financial Statements  - continued
state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to passive foreign investment companies, foreign taxes, and wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 5/31/22	Year ended 5/31/21
Ordinary income (including any short-term capital gains)	$166,001,001	$46,750,489
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 5/31/22
Cost of investments	$ 7,142,258,003
Gross appreciation	1,008,570,693
Gross depreciation	(1,356,035,711)
Net unrealized appreciation (depreciation)	$ (347,465,018)
Undistributed ordinary income	18,141,574
Capital loss carryforwards	(328,502,043)
Other temporary differences	(1,623,505)
Total distributable earnings (loss)	$ (659,448,992)
As of May 31, 2022, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(70,477,063)
Long-Term	(258,024,980)
Total	$(328,502,043)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to
31

Notes to Financial Statements  - continued
shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 5/31/22	Year ended 5/31/21
Class A	$3,746,308	$833,267
Class B	19,273	—
Class C	92,736	—
Class I	2,540,071	928,994
Class R1	30,209	—
Class R2	60,871	13,944
Class R3	24,405	17,797
Class R4	67,017	18,360
Class R6	159,420,111	44,938,127
Total	$166,001,001	$46,750,489
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period from June 1, 2021 through July 31, 2021, the management fee was computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:
Up to $500 million	1.05%
In excess of $500 million and up to $1 billion	0.95%
In excess of $1 billion and up to $4 billion	0.90%
In excess of $4 billion	0.85%
Effective August 1, 2021, the management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:
Up to $500 million	1.05%
In excess of $500 million and up to $1 billion	0.95%
In excess of $1 billion and up to $4 billion	0.90%
In excess of $4 billion and up to $10 billion	0.85%
In excess of $10 billion	0.80%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until September 30, 2023. For the year ended May 31, 2022, this management fee reduction amounted to $1,009,475, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2022 was equivalent to an annual effective rate of 0.88% of the fund's average daily net assets.
32

Notes to Financial Statements  - continued
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
				Classes
A	B	C	I	R1	R2	R3	R4	R6
1.31%	2.06%	2.06%	1.06%	2.06%	1.56%	1.31%	1.06%	0.95%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2023. For the year ended May 31, 2022, this reduction amounted to $1,504,620, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $86,017 for the year ended May 31, 2022, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 478,388
Class B	0.75%	0.25%	1.00%	1.00%	18,135
Class C	0.75%	0.25%	1.00%	1.00%	78,975
Class R1	0.75%	0.25%	1.00%	1.00%	13,871
Class R2	0.25%	0.25%	0.50%	0.50%	16,657
Class R3	—	0.25%	0.25%	0.25%	5,796
Total Distribution and Service Fees					$611,822
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2022 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended May 31, 2022, this rebate amounted to $114, $3, and $3 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.
33

Notes to Financial Statements  - continued
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2022, were as follows:
Amount
Class A	$7,904
Class B	1,078
Class C	1,436
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended May 31, 2022, the fee was $87,569, which equated to 0.0012% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2022, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $543,549.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2022 was equivalent to an annual effective rate of 0.0080% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended May 31, 2022, the fund engaged in purchase transactions pursuant to this policy, which amounted to $4,810,715.
34

Notes to Financial Statements  - continued
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended May 31, 2022, this reimbursement amounted to $1,666,767, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended May 31, 2022, purchases and sales of investments, other than short-term obligations, aggregated $4,298,188,864 and $2,769,449,297, respectively.
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 5/31/22		Year ended 5/31/21
	Shares	Amount	Shares	Amount
Shares sold
Class A	1,679,530	$60,751,635	1,679,361	$64,375,766
Class B	963	31,949	2,428	85,744
Class C	40,334	1,296,195	63,612	2,177,128
Class I	1,072,350	40,125,547	1,741,477	70,304,801
Class R1	36,663	1,236,444	6,746	212,528
Class R2	15,641	502,926	26,457	894,865
Class R3	19,233	670,524	68,086	2,404,763
Class R4	73,753	2,450,523	18,608	706,082
Class R6	40,873,031	1,604,441,159	49,104,161	1,880,456,689
	43,811,498	$1,711,506,902	52,710,936	$2,021,618,366
Shares issued to shareholders in reinvestment of distributions
Class A	102,772	$3,671,014	20,821	$790,353
Class B	569	18,679	—	—
Class C	2,639	84,368	—	—
Class I	61,187	2,305,538	21,094	843,543
Class R1	964	30,209	—	—
Class R2	1,847	60,076	399	13,823
Class R3	684	24,404	471	17,797
Class R4	1,885	67,017	486	18,360
Class R6	4,230,665	159,411,469	1,119,916	44,796,623
	4,403,212	$165,672,774	1,163,187	$46,480,499
35

Notes to Financial Statements  - continued
	Year ended 5/31/22		Year ended 5/31/21
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(1,198,700)	$(41,848,332)	(976,624)	$(34,841,665)
Class B	(23,115)	(723,772)	(31,924)	(1,047,364)
Class C	(127,255)	(3,991,921)	(180,884)	(5,803,603)
Class I	(2,090,700)	(76,600,389)	(1,093,672)	(42,578,167)
Class R1	(4,550)	(137,415)	(57,082)	(2,032,902)
Class R2	(42,273)	(1,371,669)	(48,506)	(1,570,681)
Class R3	(97,790)	(3,639,461)	(168,047)	(5,574,762)
Class R4	(42,018)	(1,471,477)	(40,851)	(1,398,135)
Class R6	(3,973,878)	(145,314,521)	(1,632,551)	(63,751,818)
	(7,600,279)	$(275,098,957)	(4,230,141)	$(158,599,097)
Net change
Class A	583,602	$22,574,317	723,558	$30,324,454
Class B	(21,583)	(673,144)	(29,496)	(961,620)
Class C	(84,282)	(2,611,358)	(117,272)	(3,626,475)
Class I	(957,163)	(34,169,304)	668,899	28,570,177
Class R1	33,077	1,129,238	(50,336)	(1,820,374)
Class R2	(24,785)	(808,667)	(21,650)	(661,993)
Class R3	(77,873)	(2,944,533)	(99,490)	(3,152,202)
Class R4	33,620	1,046,063	(21,757)	(673,693)
Class R6	41,129,818	1,618,538,107	48,591,526	1,861,501,494
	40,614,431	$1,602,080,719	49,643,982	$1,909,499,768
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, the MFS Growth Allocation Fund, and the MFS Aggresive Growth Allocation Fund, were the owners of record of approximately 90%, 2% and 1% of the value of outstanding voting shares of the fund, respectively. In addition, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, the MFS Lifetime 2065 Fund, and the MFS Moderate Allocation Fund were each the owners of record of less than 1% of the value of the outstanding voting shares of the fund.
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs.
36

Notes to Financial Statements  - continued
Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended May 31, 2022, the fund’s commitment fee and interest expense were $26,543 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$110,979,547	$1,728,874,593	$1,690,156,669	$—	$(1)	$149,697,470

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$144,532	$—
(8) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
37

Notes to Financial Statements  - continued
(9) Russia and Ukraine Conflict
The fund invests in securities and/or derivative instruments that are economically tied to Russia and/or Ukraine. Escalation of the conflict between Russia and Ukraine in late February 2022 caused market volatility and disruption in the tradability of Russian securities, including closure of the local securities market, temporary restriction on securities sales by non-residents, and disruptions to clearance and payment systems. To the extent that the fund is unable to sell securities, whether due to market constraints or to the sanctions imposed on Russia by the United States and other countries, those securities are considered illiquid and the value of those securities reflects their illiquid classification. Management continues to monitor these events and to evaluate the related impacts on fund performance.
38

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Emerging Markets Equity Fund and the Board of Trustees of MFS Series Trust X
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Emerging Markets Equity Fund (the “Fund”) (one of the funds constituting MFS Series Trust X (the “Trust”)), including the portfolio of investments, as of May 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust X) at May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
39

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
July 15, 2022
40

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of July 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	137	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	137	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	137	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	137	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	137	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	137	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	137	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
41

Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	137	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	137	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	137	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	137	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	137	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
David L. DiLorenzo (k) (age 53)	President	July 2005	137	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	137	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	137	Massachusetts Financial Services Company, Vice President and Senior Counsel
42

Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux(k) (age 45)	Chief Compliance Officer	March 2022	137	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	137	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	137	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	137	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed
43

Trustees and Officers -continued
terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Jose Luis Garcia Rajesh Nair Harry Purcell
44

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its March 2022 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2021 to December 31, 2021 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively in all material respects and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
45

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2022 income tax forms in January 2023. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
Income derived from foreign sources was $214,897,876. The fund intends to pass through foreign tax credits of $28,025,587 for the fiscal year.
46

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
47

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
48

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
May 31, 2022
MFS®  International DiversificationSM  Fund
MDI-ANN

MFS® International DiversificationSM  Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Global markets have recently been buffeted by a series of crosscurrents, including rising inflation, tighter financial conditions, the continued spread of the coronavirus (particularly in Asia), and the evolving geopolitical landscape in the wake of Russia’s invasion of Ukraine. Consequently, at a time when global growth faces multiple headwinds, central banks have been presented with the challenge of reining in rising prices without tipping economies into recession. At its June meeting, the US Federal Reserve undertook a 0.75% rate hike, its largest since 1994. Additional larger-than-normal hikes are expected in coming meetings as the Fed seeks to move policy into restrictive territory by year-end to slow the economy and dampen inflation. Richly valued, rate-sensitive growth equities have been hit particularly hard by higher interest rates, and volatility in credit markets has picked up too.
There are, however, encouraging signs for the markets. The latest wave of COVID-19 cases appears to be receding in Asia, cases outside of Asia remain well below prior peaks, and fewer are seriously ill. Meanwhile, unemployment is low and there are signs that some global supply chain bottlenecks are beginning to ease, though lingering coronavirus restrictions in China and disruptions stemming from Russia’s invasion of Ukraine could hamper these advances. Additionally, easier Chinese monetary and regulatory policies and the record pace of corporate stock buybacks are supportive elements, albeit in an otherwise turbulent investment environment.
It is important to have a deep understanding of company fundamentals during times of market transition, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
July 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio target allocation
Portfolio actual allocation

Portfolio holdings
MFS Research International Fund	27.5%
MFS Emerging Markets Equity Fund	17.7%
MFS International Large Cap Value Fund	15.0%
MFS International Growth Fund	14.9%
MFS International Intrinsic Value Fund	14.8%
MFS International New Discovery Fund	9.9%
Cash & Cash Equivalents	0.2%
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. MFS endeavors to fully invest all MFS funds-of-funds in underlying funds on a daily basis. Any divergence from 0.0% in Cash & Cash Equivalents is typically due to the timing of fund subscriptions/redemptions and the settlement of subsequent investment in/divestment from the underlying funds. While the MFS funds-of-funds' subscriptions/redemptions are processed at the same day NAV of the underlying funds, a positive/negative cash balance will be reflected on the MFS funds-of-funds' Statements of Assets and Liabilities until the trades with the underlying funds settle, which is typically two business days. Please see the fund's Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of May 31, 2022.
The portfolio is actively managed and current holdings may be different.
2

Management Review
Summary of Results
For the twelve months ended May 31, 2022, Class A shares of the MFS International Diversification Fund (fund) provided a total return of -14.36%, at net asset value. This compares with a return of -12.41% for the fund’s benchmark, the MSCI All Country World (ex-US) Index (net div).
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, have kept supply chains stretched for longer than expected. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns from goods to services, straining already tight labor markets in most developed economies. As a result of Russia’s invasion of Ukraine, geopolitical considerations such as sanctions and trade bans have resulted in additional supply chain tumult and soaring global energy prices. Taken together, these factors have contributed to significant upticks in market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on corralling inflation, although investors expected varying degrees of action from the central banks. The Fed was expected to be the most hawkish developed market central bank and the European Central Bank less so, given the growth-deleting effects on Europe's economy stemming from the invasion.
Against an environment of rising labor and raw materials prices, higher interest rates and waning fiscal and monetary stimulus, investor anxiety increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that a few supply chain bottlenecks (particularly semiconductors) may be easing, low levels of unemployment across developed markets and loosening coronavirus restrictions were supportive factors for the macroeconomic backdrop.
Factors Affecting Performance
During the reporting period, the fund's exposure to the MFS Emerging Markets Equity Fund, MFS International Intrinsic Value Fund and MFS International New Discovery Fund held back relative performance as all three funds underperformed their respective market segments. Conversely, the fund's exposure to the MFS International Large Cap Value Fund aided relative returns as large cap value securities performed well within the international markets.
Respectfully,
Portfolio Manager(s)
Camille Humphries-Lee and Nicholas Paul
3

Management Review - continued
Note to Shareholders: Effective January 3, 2022, Nicholas Paul was added as a Portfolio Manager of the fund.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

Performance Summary THROUGH 5/31/22
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment
5

Performance Summary  - continued
Total Returns through 5/31/22
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	9/30/04	(14.36)%	5.60%	7.59%	N/A
B	9/30/04	(15.00)%	4.82%	6.80%	N/A
C	9/30/04	(14.95)%	4.82%	6.80%	N/A
I	9/30/04	(14.13)%	5.87%	7.87%	N/A
R1	4/01/05	(14.98)%	4.82%	6.79%	N/A
R2	9/30/04	(14.58)%	5.34%	7.32%	N/A
R3	4/01/05	(14.35)%	5.60%	7.60%	N/A
R4	4/01/05	(14.11)%	5.87%	7.87%	N/A
R6	10/02/17	(14.04)%	N/A	N/A	5.39%
Comparative benchmark(s)

MSCI All Country World (ex-US) Index (net div) (f)	(12.41)%	4.42%	6.39%	N/A
Average annual with sales charge

A With Initial Sales Charge (5.75%)	(19.28)%	4.35%	6.96%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	(18.35)%	4.49%	6.80%	N/A
C With CDSC (1% for 12 months) (v)	(15.79)%	4.82%	6.80%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
MSCI All Country World (ex-US) Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the developed and emerging markets, excluding the U.S.
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
6

Performance Summary  - continued
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund's share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
7

Expense Table
Fund expenses borne by the shareholders during the period,
December 1, 2021 through May 31, 2022
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary. If these transactional and indirect costs were included, your costs would have been higher.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2021 through May 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/21	Ending Account Value 5/31/22	Expenses Paid During Period (p) 12/01/21-5/31/22
A	Actual	0.35%	$1,000.00	$895.26	$1.65
	Hypothetical (h)	0.35%	$1,000.00	$1,023.19	$1.77
B	Actual	1.10%	$1,000.00	$892.08	$5.19
	Hypothetical (h)	1.10%	$1,000.00	$1,019.45	$5.54
C	Actual	1.10%	$1,000.00	$892.43	$5.19
	Hypothetical (h)	1.10%	$1,000.00	$1,019.45	$5.54
I	Actual	0.10%	$1,000.00	$896.44	$0.47
	Hypothetical (h)	0.10%	$1,000.00	$1,024.43	$0.50
R1	Actual	1.10%	$1,000.00	$892.09	$5.19
	Hypothetical (h)	1.10%	$1,000.00	$1,019.45	$5.54
R2	Actual	0.60%	$1,000.00	$894.09	$2.83
	Hypothetical (h)	0.60%	$1,000.00	$1,021.94	$3.02
R3	Actual	0.35%	$1,000.00	$895.36	$1.65
	Hypothetical (h)	0.35%	$1,000.00	$1,023.19	$1.77
R4	Actual	0.10%	$1,000.00	$896.81	$0.47
	Hypothetical (h)	0.10%	$1,000.00	$1,024.43	$0.50
R6	Actual	0.00%	$1,000.00	$897.40	$0.00
	Hypothetical (h)	0.00%	$1,000.00	$1,024.93	$0.00
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.
9

Portfolio of Investments
5/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 99.9%
International Stock Funds – 99.8%
MFS Emerging Markets Equity Fund - Class R6	189,786,349	$ 6,124,405,478
MFS International Growth Fund - Class R6	136,991,454	5,171,427,369
MFS International Intrinsic Value Fund - Class R6	119,779,794	5,116,992,818
MFS International Large Cap Value Fund - Class R6	416,683,368	5,183,541,096
MFS International New Discovery Fund - Class R6	107,276,826	3,429,640,120
MFS Research International Fund - Class R6	453,512,138	9,505,614,419
		$ 34,531,621,300
Money Market Funds – 0.1%
MFS Institutional Money Market Portfolio, 0.64% (v)	44,389,735	$ 44,389,736
Total Investment Companies (Identified Cost, $32,101,468,838)		$34,576,011,036

Other Assets, Less Liabilities – 0.1%		27,524,442
Net Assets – 100.0%		$34,603,535,478

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate value of the fund’s investments in affiliated issuers was $34,576,011,036.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
See Notes to Financial Statements
10

Financial Statements
Statement of Assets and Liabilities
At 5/31/22
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in affiliated issuers, at value (identified cost, $32,101,468,838)	$34,576,011,036
Receivables for
Investments sold	10,409,238
Fund shares sold	71,605,611
Receivable from investment adviser	392,095
Other assets	53,325
Total assets	$34,658,471,305
Liabilities
Payables for
Investments purchased	$8,386,678
Fund shares reacquired	38,125,359
Payable to affiliates
Administrative services fee	238
Shareholder servicing costs	7,214,491
Distribution and service fees	221,836
Payable for independent Trustees' compensation	11
Accrued expenses and other liabilities	987,214
Total liabilities	$54,935,827
Net assets	$34,603,535,478
Net assets consist of
Paid-in capital	$31,695,494,791
Total distributable earnings (loss)	2,908,040,687
Net assets	$34,603,535,478
Shares of beneficial interest outstanding	1,603,133,208
11

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$3,644,253,329	170,494,113	$21.37
Class B	13,671,548	647,334	21.12
Class C	379,571,838	18,252,168	20.80
Class I	15,504,822,924	716,741,203	21.63
Class R1	7,055,600	345,039	20.45
Class R2	65,430,314	3,118,245	20.98
Class R3	1,178,451,326	55,610,320	21.19
Class R4	1,017,358,286	47,188,650	21.56
Class R6	12,792,920,313	590,736,136	21.66

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $22.67 [100 / 94.25 x $21.37]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
12

Financial Statements
Statement of Operations
Year ended 5/31/22
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends from affiliated issuers	$777,956,395
Excess expense reimbursement from investment adviser	1,024,834
Other	2,757
Total investment income	$778,983,986
Expenses
Distribution and service fees	$18,700,823
Shareholder servicing costs	28,130,936
Administrative services fee	17,500
Independent Trustees' compensation	95,800
Custodian fee	100,249
Shareholder communications	1,864,753
Audit and tax fees	49,163
Legal fees	164,430
Miscellaneous	1,306,718
Total expenses	$50,430,372
Reduction of expenses by investment adviser and distributor	(6,772,959)
Net expenses	$43,657,413
Net investment income (loss)	$735,326,573
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Investments in affiliated issuers	$(135,087,802)
Capital gain distributions from affiliated issuers	793,245,135
Net realized gain (loss)	$658,157,333
Change in unrealized appreciation or depreciation
Affiliated issuers	$(7,082,594,212)
Net realized and unrealized gain (loss)	$(6,424,436,879)
Change in net assets from operations	$(5,689,110,306)
See Notes to Financial Statements
13

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	5/31/22	5/31/21
Change in net assets
From operations
Net investment income (loss)	$735,326,573	$206,703,213
Net realized gain (loss)	658,157,333	542,291,604
Net unrealized gain (loss)	(7,082,594,212)	8,432,085,145
Change in net assets from operations	$(5,689,110,306)	$9,181,079,962
Total distributions to shareholders	$(1,060,185,290)	$(510,409,609)
Change in net assets from fund share transactions	$2,882,410,782	$8,153,994,511
Total change in net assets	$(3,866,884,814)	$16,824,664,864
Net assets
At beginning of period	38,470,420,292	21,645,755,428
At end of period	$34,603,535,478	$38,470,420,292
See Notes to Financial Statements
14

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$25.51	$18.80	$18.71	$19.68	$18.07
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.40	$0.10	$0.25	$0.37	$0.21
Net realized and unrealized gain (loss)	(3.92)	6.96	0.32	(0.85)	1.68
Total from investment operations	$(3.52)	$7.06	$0.57	$(0.48)	$1.89
Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.12)	$(0.26)	$(0.37)	$(0.28)
From net realized gain	(0.21)	(0.23)	(0.22)	(0.12)	—
Total distributions declared to shareholders	$(0.62)	$(0.35)	$(0.48)	$(0.49)	$(0.28)
Net asset value, end of period (x)	$21.37	$25.51	$18.80	$18.71	$19.68
Total return (%) (r)(s)(t)(x)	(14.16)	37.66	2.80	(2.15)	10.46
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.37	0.36	0.37	0.36	0.38
Expenses after expense reductions (h)	0.35	0.34	0.35	0.34	0.35
Net investment income (loss) (l)	1.64	0.46	1.31	1.96	1.09
Portfolio turnover	4	9	6	1	1
Net assets at end of period (000 omitted)	$3,644,253	$4,381,231	$2,778,815	$2,458,587	$2,263,605
See Notes to Financial Statements
15

Financial Highlights – continued
Class B	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$25.16	$18.61	$18.50	$19.43	$17.84
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.21	$(0.06)	$0.10	$0.22	$0.07
Net realized and unrealized gain (loss)	(3.86)	6.84	0.31	(0.82)	1.66
Total from investment operations	$(3.65)	$6.78	$0.41	$(0.60)	$1.73
Less distributions declared to shareholders
From net investment income	$(0.18)	$—	$(0.08)	$(0.21)	$(0.14)
From net realized gain	(0.21)	(0.23)	(0.22)	(0.12)	—
Total distributions declared to shareholders	$(0.39)	$(0.23)	$(0.30)	$(0.33)	$(0.14)
Net asset value, end of period (x)	$21.12	$25.16	$18.61	$18.50	$19.43
Total return (%) (r)(s)(t)(x)	(14.73)	36.51	2.08	(2.93)	9.71
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	1.12	1.11	1.12	1.11	1.12
Expenses after expense reductions (h)	1.10	1.09	1.10	1.09	1.10
Net investment income (loss) (l)	0.89	(0.28)	0.53	1.20	0.36
Portfolio turnover	4	9	6	1	1
Net assets at end of period (000 omitted)	$13,672	$21,542	$20,424	$27,434	$34,421
See Notes to Financial Statements
16

Financial Highlights – continued
Class C	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$24.83	$18.36	$18.28	$19.20	$17.65
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.22	$(0.06)	$0.10	$0.22	$0.07
Net realized and unrealized gain (loss)	(3.82)	6.76	0.30	(0.81)	1.64
Total from investment operations	$(3.60)	$6.70	$0.40	$(0.59)	$1.71
Less distributions declared to shareholders
From net investment income	$(0.22)	$—	$(0.10)	$(0.21)	$(0.16)
From net realized gain	(0.21)	(0.23)	(0.22)	(0.12)	—
Total distributions declared to shareholders	$(0.43)	$(0.23)	$(0.32)	$(0.33)	$(0.16)
Net asset value, end of period (x)	$20.80	$24.83	$18.36	$18.28	$19.20
Total return (%) (r)(s)(t)(x)	(14.75)	36.57	2.04	(2.87)	9.67
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	1.12	1.11	1.12	1.11	1.12
Expenses after expense reductions (h)	1.10	1.09	1.10	1.09	1.10
Net investment income (loss) (l)	0.92	(0.28)	0.53	1.21	0.37
Portfolio turnover	4	9	6	1	1
Net assets at end of period (000 omitted)	$379,572	$489,683	$419,045	$472,251	$517,523
See Notes to Financial Statements
17

Financial Highlights – continued
Class I	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$25.81	$19.01	$18.91	$19.89	$18.25
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.47	$0.16	$0.30	$0.42	$0.30
Net realized and unrealized gain (loss)	(3.97)	7.03	0.32	(0.86)	1.66
Total from investment operations	$(3.50)	$7.19	$0.62	$(0.44)	$1.96
Less distributions declared to shareholders
From net investment income	$(0.47)	$(0.16)	$(0.30)	$(0.42)	$(0.32)
From net realized gain	(0.21)	(0.23)	(0.22)	(0.12)	—
Total distributions declared to shareholders	$(0.68)	$(0.39)	$(0.52)	$(0.54)	$(0.32)
Net asset value, end of period (x)	$21.63	$25.81	$19.01	$18.91	$19.89
Total return (%) (r)(s)(t)(x)	(13.93)	38.00	3.04	(1.91)	10.78
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.12	0.11	0.12	0.11	0.13
Expenses after expense reductions (h)	0.10	0.09	0.10	0.09	0.10
Net investment income (loss) (l)	1.94	0.71	1.56	2.21	1.56
Portfolio turnover	4	9	6	1	1
Net assets at end of period (000 omitted)	$15,504,823	$17,850,569	$9,936,595	$7,848,998	$5,199,628
See Notes to Financial Statements
18

Financial Highlights – continued
Class R1	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$24.40	$18.04	$17.99	$18.93	$17.39
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.20	$(0.07)	$0.12	$0.22	$0.06
Net realized and unrealized gain (loss)	(3.75)	6.66	0.28	(0.81)	1.63
Total from investment operations	$(3.55)	$6.59	$0.40	$(0.59)	$1.69
Less distributions declared to shareholders
From net investment income	$(0.19)	$—	$(0.13)	$(0.23)	$(0.15)
From net realized gain	(0.21)	(0.23)	(0.22)	(0.12)	—
Total distributions declared to shareholders	$(0.40)	$(0.23)	$(0.35)	$(0.35)	$(0.15)
Net asset value, end of period (x)	$20.45	$24.40	$18.04	$17.99	$18.93
Total return (%) (r)(s)(t)(x)	(14.78)	36.61	2.04	(2.91)	9.70
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	1.12	1.11	1.12	1.11	1.12
Expenses after expense reductions (h)	1.10	1.09	1.10	1.09	1.10
Net investment income (loss) (l)	0.86	(0.31)	0.67	1.23	0.33
Portfolio turnover	4	9	6	1	1
Net assets at end of period (000 omitted)	$7,056	$10,359	$7,756	$8,625	$8,912
See Notes to Financial Statements
19

Financial Highlights – continued
Class R2	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$25.05	$18.49	$18.39	$19.34	$17.76
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.34	$0.06	$0.19	$0.33	$0.16
Net realized and unrealized gain (loss)	(3.85)	6.80	0.33	(0.84)	1.65
Total from investment operations	$(3.51)	$6.86	$0.52	$(0.51)	$1.81
Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.07)	$(0.20)	$(0.32)	$(0.23)
From net realized gain	(0.21)	(0.23)	(0.22)	(0.12)	—
Total distributions declared to shareholders	$(0.56)	$(0.30)	$(0.42)	$(0.44)	$(0.23)
Net asset value, end of period (x)	$20.98	$25.05	$18.49	$18.39	$19.34
Total return (%) (r)(s)(t)(x)	(14.34)	37.21	2.60	(2.41)	10.20
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.62	0.61	0.62	0.61	0.62
Expenses after expense reductions (h)	0.60	0.59	0.60	0.59	0.60
Net investment income (loss) (l)	1.43	0.26	1.02	1.75	0.84
Portfolio turnover	4	9	6	1	1
Net assets at end of period (000 omitted)	$65,430	$74,611	$53,110	$61,929	$73,998
See Notes to Financial Statements
20

Financial Highlights – continued
Class R3	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$25.30	$18.66	$18.57	$19.54	$17.95
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.40	$0.11	$0.24	$0.35	$0.21
Net realized and unrealized gain (loss)	(3.89)	6.88	0.33	(0.82)	1.66
Total from investment operations	$(3.49)	$6.99	$0.57	$(0.47)	$1.87
Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.12)	$(0.26)	$(0.38)	$(0.28)
From net realized gain	(0.21)	(0.23)	(0.22)	(0.12)	—
Total distributions declared to shareholders	$(0.62)	$(0.35)	$(0.48)	$(0.50)	$(0.28)
Net asset value, end of period (x)	$21.19	$25.30	$18.66	$18.57	$19.54
Total return (%) (r)(s)(t)(x)	(14.14)	37.61	2.83	(2.15)	10.44
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.37	0.36	0.38	0.36	0.38
Expenses after expense reductions (h)	0.35	0.34	0.35	0.34	0.35
Net investment income (loss) (l)	1.66	0.49	1.25	1.86	1.09
Portfolio turnover	4	9	6	1	1
Net assets at end of period (000 omitted)	$1,178,451	$1,318,182	$724,023	$523,367	$391,082
See Notes to Financial Statements
21

Financial Highlights – continued
Class R4	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$25.72	$18.95	$18.85	$19.82	$18.19
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.47	$0.18	$0.32	$0.42	$0.26
Net realized and unrealized gain (loss)	(3.95)	6.99	0.30	(0.85)	1.69
Total from investment operations	$(3.48)	$7.17	$0.62	$(0.43)	$1.95
Less distributions declared to shareholders
From net investment income	$(0.47)	$(0.17)	$(0.30)	$(0.42)	$(0.32)
From net realized gain	(0.21)	(0.23)	(0.22)	(0.12)	—
Total distributions declared to shareholders	$(0.68)	$(0.40)	$(0.52)	$(0.54)	$(0.32)
Net asset value, end of period (x)	$21.56	$25.72	$18.95	$18.85	$19.82
Total return (%) (r)(s)(t)(x)	(13.91)	37.96	3.04	(1.89)	10.75
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.12	0.11	0.12	0.11	0.13
Expenses after expense reductions (h)	0.10	0.09	0.10	0.09	0.10
Net investment income (loss) (l)	1.91	0.77	1.62	2.22	1.32
Portfolio turnover	4	9	6	1	1
Net assets at end of period (000 omitted)	$1,017,358	$1,277,938	$721,937	$779,264	$948,409
See Notes to Financial Statements
22

Financial Highlights – continued
Class R6	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18(i)
Net asset value, beginning of period	$25.84	$19.03	$18.92	$19.90	$19.09
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.49	$0.19	$0.32	$0.43	$0.02
Net realized and unrealized gain (loss)	(3.97)	7.03	0.33	(0.85)	1.12
Total from investment operations	$(3.48)	$7.22	$0.65	$(0.42)	$1.14
Less distributions declared to shareholders
From net investment income	$(0.49)	$(0.18)	$(0.32)	$(0.44)	$(0.33)
From net realized gain	(0.21)	(0.23)	(0.22)	(0.12)	—
Total distributions declared to shareholders	$(0.70)	$(0.41)	$(0.54)	$(0.56)	$(0.33)
Net asset value, end of period (x)	$21.66	$25.84	$19.03	$18.92	$19.90
Total return (%) (r)(s)(t)(x)	(13.84)	38.12	3.17	(1.82)	5.98(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.01	0.02	0.02	0.02	0.03(a)
Expenses after expense reductions (h)	0.00	0.00	0.00	0.00	0.00(a)
Net investment income (loss) (l)	2.03	0.81	1.65	2.25	0.13(a)
Portfolio turnover	4	9	6	1	1(n)
Net assets at end of period (000 omitted)	$12,792,920	$13,046,306	$6,984,049	$4,526,554	$2,698,739

See Notes to Financial Statements
23

Financial Highlights – continued
(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(i)	For Class R6, the period is from the class inception, October 2, 2017, through the stated period end.
(l)	The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
24

Notes to Financial Statements
(1) Business and Organization
MFS International Diversification Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
The fund is a “fund of funds”, which invests the majority of its assets in other MFS mutual funds (underlying funds), which may have different fiscal year ends than the fund. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Certain underlying funds can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, greater government involvement in the economy, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater political, social, and economic instability than developed markets.
The accounting policies of the underlying funds in which the fund invests are outlined in the underlying funds’ shareholder reports, which are available without charge by calling 1-800-225-2606, at mfs.com and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov. The underlying funds' shareholder reports are not covered by this report.
The investment objective of each of the international stock funds held by the fund at May 31, 2022 was to seek capital appreciation.
Investment Valuations — Open-end investment companies (underlying funds) are generally valued at their net asset value per share. The investments of underlying funds managed by the adviser are valued as described below. For purposes of this policy disclosure, “fund” also refers to the underlying funds in which the fund-of-funds invests.
25

Notes to Financial Statements  - continued
Equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Debt instruments sold short are generally valued at an evaluated or composite mean as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.
Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service.
Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by
26

Notes to Financial Statements  - continued
events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Mutual Funds	$34,576,011,036	$—	$—	$34,576,011,036
For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the underlying funds’ shareholder reports for further information regarding the levels used in valuing the underlying funds’ assets or liabilities.
Derivatives — The fund does not invest in derivatives directly. The fund does invest in underlying funds that may use derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the underlying funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
27

Notes to Financial Statements  - continued
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income by the fund is affected by the timing of the declaration of distributions by the underlying funds in which the fund invests. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund and/or the underlying funds may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.
28

Notes to Financial Statements  - continued
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 5/31/22	Year ended 5/31/21
Ordinary income (including any short-term capital gains)	$738,095,672	$277,409,258
Long-term capital gains	322,089,618	233,000,351
Total distributions	$1,060,185,290	$510,409,609
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 5/31/22
Cost of investments	$32,271,067,352
Gross appreciation	3,046,287,300
Gross depreciation	(741,343,616)
Net unrealized appreciation (depreciation)	$ 2,304,943,684
Undistributed long-term capital gain	616,528,315
Late year ordinary loss deferral	(13,431,312)
Total distributable earnings (loss)	$ 2,908,040,687
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 5/31/22	Year ended 5/31/21
Class A	$102,576,698	$54,125,738
Class B	284,895	213,326
Class C	8,280,369	4,479,788
Class I	495,699,263	234,694,883
Class R1	137,313	89,616
Class R2	1,683,327	916,813
Class R3	32,728,112	16,313,822
Class R4	32,021,282	19,501,248
Class R6	386,774,031	180,074,375
Total	$1,060,185,290	$510,409,609
29

Notes to Financial Statements  - continued
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. MFS receives no compensation under this agreement; however MFS receives management fees from the underlying MFS funds.
The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, excluding distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as fees and expenses associated with investments in investment companies and other similar investment vehicles) (“Other Expenses”) such that fund operating expenses do not exceed 0.10% annually of average daily net assets for Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4 shares and 0.00% annually of average daily net assets for Class R6 shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2023. For the year ended May 31, 2022, this reduction amounted to $6,772,452, which is included in the reduction of total expenses in the Statement of Operations. Payments made to Class R6 to further reduce “Other Expenses” below 0.00% annually of average daily net assets are included in “Excess expense reimbursement from investment adviser” in the Statement of Operations.
In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $562,427 for the year ended May 31, 2022, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
30

Notes to Financial Statements  - continued
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 10,302,574
Class B	0.75%	0.25%	1.00%	1.00%	181,421
Class C	0.75%	0.25%	1.00%	1.00%	4,567,375
Class R1	0.75%	0.25%	1.00%	1.00%	83,833
Class R2	0.25%	0.25%	0.50%	0.50%	360,460
Class R3	—	0.25%	0.25%	0.25%	3,205,160
Total Distribution and Service Fees					$18,700,823
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2022 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended May 31, 2022, this rebate amounted to $477, $5, $4, and $21 for Class A, Class B, Class C, and Class R3, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2022, were as follows:
Amount
Class A	$58,892
Class B	8,774
Class C	27,285
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended May 31, 2022, the fee was $984,773, which equated to 0.0026% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2022, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $27,146,163.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these
31

Notes to Financial Statements  - continued
services. The fund pays an annual fixed amount of $17,500. The administrative services fee incurred for the year ended May 31, 2022 was equivalent to an annual effective rate of 0.00005% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
(4) Portfolio Securities
For the year ended May 31, 2022, purchases and sales of shares of underlying funds, excluding the MFS Institutional Money Market Portfolio, aggregated $3,292,726,642 and $1,513,063,537, respectively.
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 5/31/22		Year ended 5/31/21
	Shares	Amount	Shares	Amount
Shares sold
Class A	31,079,218	$752,544,000	52,005,122	$1,193,462,989
Class B	5,666	132,851	37,517	859,302
Class C	2,264,870	54,187,044	3,643,882	82,120,054
Class I	221,220,798	5,381,413,886	276,871,208	6,378,604,517
Class R1	73,863	1,672,639	100,442	2,215,739
Class R2	830,211	19,908,525	1,061,373	23,602,037
Class R3	13,456,389	322,800,274	24,193,799	543,863,533
Class R4	7,618,750	184,547,758	23,337,909	518,487,429
Class R6	156,784,794	3,836,352,557	202,337,260	4,652,214,562
	433,334,559	$10,553,559,534	583,588,512	$13,395,430,162
32

Notes to Financial Statements  - continued
	Year ended 5/31/22		Year ended 5/31/21
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	3,779,417	$93,578,375	2,113,384	$49,918,136
Class B	11,292	277,227	8,869	207,354
Class C	305,025	7,372,464	174,309	4,021,300
Class I	17,086,810	427,853,723	8,406,870	200,671,978
Class R1	5,777	137,313	3,953	89,616
Class R2	68,185	1,659,616	38,089	884,798
Class R3	1,333,120	32,728,103	696,279	16,313,813
Class R4	1,248,994	31,162,393	731,232	17,396,006
Class R6	14,853,691	372,084,952	7,193,661	171,856,568
	38,692,311	$966,854,166	19,366,646	$461,359,569
Shares reacquired
Class A	(36,108,897)	$(871,737,061)	(30,148,837)	$(684,324,402)
Class B	(225,749)	(5,334,966)	(287,822)	(6,438,398)
Class C	(4,040,802)	(93,133,886)	(6,919,034)	(151,424,967)
Class I	(213,070,176)	(5,032,296,815)	(116,377,076)	(2,645,247,515)
Class R1	(159,181)	(3,746,980)	(109,745)	(2,301,707)
Class R2	(758,075)	(18,129,820)	(994,555)	(22,025,658)
Class R3	(11,274,550)	(270,832,851)	(11,600,915)	(261,837,391)
Class R4	(11,361,347)	(277,056,068)	(12,480,897)	(287,344,149)
Class R6	(85,835,831)	(2,065,734,471)	(71,645,033)	(1,641,851,033)
	(362,834,608)	$(8,638,002,918)	(250,563,914)	$(5,702,795,220)
Net change
Class A	(1,250,262)	$(25,614,686)	23,969,669	$559,056,723
Class B	(208,791)	(4,924,888)	(241,436)	(5,371,742)
Class C	(1,470,907)	(31,574,378)	(3,100,843)	(65,283,613)
Class I	25,237,432	776,970,794	168,901,002	3,934,028,980
Class R1	(79,541)	(1,937,028)	(5,350)	3,648
Class R2	140,321	3,438,321	104,907	2,461,177
Class R3	3,514,959	84,695,526	13,289,163	298,339,955
Class R4	(2,493,603)	(61,345,917)	11,588,244	248,539,286
Class R6	85,802,654	2,142,703,038	137,885,888	3,182,220,097
	109,192,262	$2,882,410,782	352,391,244	$8,153,994,511
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions.
33

Notes to Financial Statements  - continued
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended May 31, 2022, the fund’s commitment fee and interest expense were $142,595 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Emerging Markets Equity Fund	$6,789,709,787	$1,461,117,857	$112,842,390	$(21,874,881)	$(1,991,704,895)	$6,124,405,478
MFS Institutional Money Market Portfolio	58,625,841	1,179,372,750	1,193,608,855	—	—	44,389,736
MFS International Growth Fund	5,753,676,944	685,360,256	154,902,476	(27,060,069)	(1,085,647,286)	5,171,427,369
MFS International Intrinsic Value Fund	5,747,217,582	909,411,059	234,944,060	158,462	(1,304,850,225)	5,116,992,818
MFS International Large Cap Value Fund	5,742,815,460	622,244,652	628,244,221	(35,899,309)	(517,375,486)	5,183,541,096
MFS International New Discovery Fund	3,835,151,633	555,085,177	124,806,566	(18,185,688)	(817,604,436)	3,429,640,120
MFS Research International Fund	10,529,915,629	630,660,815	257,323,824	(32,226,317)	(1,365,411,884)	9,505,614,419
	$38,457,112,876	$6,043,252,566	$2,706,672,392	$(135,087,802)	$(7,082,594,212)	$34,576,011,036
34

Notes to Financial Statements  - continued
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Emerging Markets Equity Fund	$150,484,347	$—
MFS Institutional Money Market Portfolio	48,356	—
MFS International Growth Fund	118,404,880	276,345,488
MFS International Intrinsic Value Fund	72,204,622	369,568,683
MFS International Large Cap Value Fund	204,652,704	25,996,508
MFS International New Discovery Fund	76,337,891	121,334,456
MFS Research International Fund	155,823,595	—
	$777,956,395	$793,245,135
(8) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(9) Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
35

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust X and the Shareholders of MFS International Diversification Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS International Diversification Fund (the “Fund”), including the portfolio of investments, as of May 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as
36

Report of Independent Registered Public Accounting Firm – continued
evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with the underlying funds’ transfer agent. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
July 15, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.
37

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of July 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	137	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	137	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	137	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	137	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	137	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	137	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	137	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
38

Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	137	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	137	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	137	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	137	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	137	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
David L. DiLorenzo (k) (age 53)	President	July 2005	137	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	137	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	137	Massachusetts Financial Services Company, Vice President and Senior Counsel
39

Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux(k) (age 45)	Chief Compliance Officer	March 2022	137	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	137	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	137	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	137	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed
40

Trustees and Officers -continued
terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)
Camille Humphries-Lee Nicholas Paul
41

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its March 2022 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2021 to December 31, 2021 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively in all material respects and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
42

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2022 income tax forms in January 2023. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $455,274,000 as capital gain dividends paid during the fiscal year.
Income derived from foreign sources was $589,954,994. The fund intends to pass through foreign tax credits of $70,311,646 for the fiscal year.
43

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
44

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
45

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
May 31, 2022
MFS®  International Growth Fund
FGF-ANN

MFS® International Growth Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Global markets have recently been buffeted by a series of crosscurrents, including rising inflation, tighter financial conditions, the continued spread of the coronavirus (particularly in Asia), and the evolving geopolitical landscape in the wake of Russia’s invasion of Ukraine. Consequently, at a time when global growth faces multiple headwinds, central banks have been presented with the challenge of reining in rising prices without tipping economies into recession. At its June meeting, the US Federal Reserve undertook a 0.75% rate hike, its largest since 1994. Additional larger-than-normal hikes are expected in coming meetings as the Fed seeks to move policy into restrictive territory by year-end to slow the economy and dampen inflation. Richly valued, rate-sensitive growth equities have been hit particularly hard by higher interest rates, and volatility in credit markets has picked up too.
There are, however, encouraging signs for the markets. The latest wave of COVID-19 cases appears to be receding in Asia, cases outside of Asia remain well below prior peaks, and fewer are seriously ill. Meanwhile, unemployment is low and there are signs that some global supply chain bottlenecks are beginning to ease, though lingering coronavirus restrictions in China and disruptions stemming from Russia’s invasion of Ukraine could hamper these advances. Additionally, easier Chinese monetary and regulatory policies and the record pace of corporate stock buybacks are supportive elements, albeit in an otherwise turbulent investment environment.
It is important to have a deep understanding of company fundamentals during times of market transition, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
July 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure
Top ten holdings
Nestle S.A.	4.7%
Roche Holding AG	4.4%
Hitachi Ltd.	3.4%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.3%
Novartis AG	3.1%
LVMH Moet Hennessy Louis Vuitton SE	3.0%
Linde PLC	2.9%
Schneider Electric SE	2.9%
SAP AG	2.9%
AIA Group Ltd.	2.8%
GICS equity sectors (g)
Consumer Staples	16.4%
Industrials	16.4%
Health Care	13.5%
Materials	12.2%
Information Technology	11.9%
Financials	11.3%
Consumer Discretionary	11.2%
Communication Services	3.1%
Energy	1.9%
Utilities	0.8%
Issuer country weightings (x)
France	14.8%
Switzerland	13.4%
Germany	9.1%
United Kingdom	8.4%
Japan	8.4%
Canada	7.6%
United States	5.1%
India	5.0%
Taiwan	4.7%
Other Countries	23.5%
Currency exposure weightings (y)
Euro	31.3%
Swiss Franc	13.4%
British Pound Sterling	9.8%
Japanese Yen	8.4%
Hong Kong Dollar	6.9%
Canadian Dollar	6.0%
Indian Rupee	5.0%
United States Dollar	4.9%
Taiwan Dollar	4.7%
Other Currencies	9.6%

2

Portfolio Composition - continued
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of May 31, 2022.
The portfolio is actively managed and current holdings may be different.
3

Management Review
Summary of Results
For the twelve months ended May 31, 2022, Class A shares of the MFS International Growth Fund (fund) provided a total return of -12.55%, at net asset value. This compares with a return of -18.91% for the fund’s benchmark, the MSCI All Country World (ex-US) Growth Index (net div).
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, have kept supply chains stretched for longer than expected. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns from goods to services, straining already tight labor markets in most developed economies. As a result of Russia’s invasion of Ukraine, geopolitical considerations such as sanctions and trade bans have resulted in additional supply chain tumult and soaring global energy prices. Taken together, these factors have contributed to significant upticks in market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on corralling inflation, although investors expected varying degrees of action from the central banks. The Fed was expected to be the most hawkish developed market central bank and the European Central Bank less so, given the growth-deleting effects on Europe's economy stemming from the invasion.
Against an environment of rising labor and raw materials prices, higher interest rates and waning fiscal and monetary stimulus, investor anxiety increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that a few supply chain bottlenecks (particularly semiconductors) may be easing, low levels of unemployment across developed markets and loosening coronavirus restrictions were supportive factors for the macroeconomic backdrop.
Contributors to Performance
Stock selection in the health care sector contributed to the fund’s performance relative to the MSCI All Country World (ex-US) Growth Index. Within this sector, holding shares of pharmaceutical company Novartis(b) (Switzerland) and life sciences company Bayer(b) (Germany) supported relative results. The stock price of Novartis advanced during the period as the company reported solid revenue results and increased its 2022 revenue and operating income forecasts. Additionally, the fund’s overweight position in shares of pharmaceutical and diagnostic company Roche Holding (Switzerland) further benefited relative performance.
Stock selection in the industrials sector also bolstered relative returns. Here, the fund's overweight positions in electronics company Hitachi (Japan) and railroad company Canadian National Railway (Canada) aided relative performance.
4

Management Review - continued
Stock selection and, to a lesser extent, an overweight position in the consumer staples sector strengthened relative results, led by the fund's overweight positions in global food company Nestle (Switzerland) and tobacco product manufacturer Swedish Match AB (Sweden).
Stock selection and, to a lesser extent, an overweight position in the materials sector further supported relative returns, driven by the fund's holdings of industrial gas supplier Linde(b), and its overweight position in medical gas supplier Air Liquide (France). The stock price of Linde advanced after the company reported strong volume growth and earnings per share results that beat expectations, primarily driven by better-than-expected sales in the Europe, Middle East and Africa regions.
Elsewhere, not holding shares of cloud-based e-commerce platform operator Shopify (Canada) aided relative performance.
Detractors from Performance
Stock selection in the financials sector detracted from relative returns. Within this sector, not holding shares of financial services company Al Rajhi Bank (Saudi Arabia) weakened the fund’s relative results.
Stock selection in the utilities sector also held back relative performance. There were no individual stocks within this sector, either in the fund or in the benchmark, that were among the fund's largest relative detractors for the reporting period.
Stocks in other sectors that hindered relative performance included the timing of the fund’s ownership in shares of semiconductor manufacturer Taiwan Semiconductor Manufacturing (Taiwan) and not holding shares of biopharmaceutical company AstraZeneca (United Kingdom) and fertilizer producer Nutrien (Canada). The stock price of Taiwan Semiconductor Manufacturing declined amid concerns of a peak in the cycle of the semiconductor industry. In addition, the fund's overweight positions in online and mobile commerce company Alibaba Group (China), enterprise applications company SAP (Germany), food delivery website operator Just Eat Takeaway (Netherlands), media and commerce company Z Holdings (Japan), online betting and gaming operator Flutter Entertainment (Ireland) and automotive lighting systems manufacturer Koito Manufacturing (Japan) further weakened relative performance. The share price of Alibaba Group came under pressure as the company reported softer-than-expected revenue results as growth decelerated in the company's cloud and international commerce businesses.
Respectfully,
Portfolio Manager(s)
Matthew Barrett and Kevin Dwan
(b)	Security is not a benchmark constituent.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
5

Performance Summary THROUGH 5/31/22
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment
6

Performance Summary  - continued
Total Returns through 5/31/22
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	10/24/95	(12.55)%	6.88%	7.92%
B	10/24/95	(13.19)%	6.08%	7.11%
C	7/01/96	(13.20)%	6.08%	7.11%
I	1/02/97	(12.32)%	7.16%	8.19%
R1	10/01/08	(13.18)%	6.09%	7.11%
R2	10/01/08	(12.74)%	6.62%	7.65%
R3	10/01/08	(12.54)%	6.88%	7.92%
R4	10/01/08	(12.32)%	7.15%	8.19%
R6	5/01/06	(12.22)%	7.26%	8.30%
Comparative benchmark(s)
MSCI All Country World (ex-US) Growth Index (net div) (f)	(18.91)%	5.22%	7.11%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	(17.57)%	5.62%	7.28%
B With CDSC (Declining over six years from 4% to 0%) (v)	(16.46)%	5.77%	7.11%
C With CDSC (1% for 12 months) (v)	(14.01)%	6.08%	7.11%
CDSC - Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
MSCI All Country World (ex-U.S.) Growth Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets, excluding the U.S.
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
7

Performance Summary  - continued
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
8

Expense Table
Fund expenses borne by the shareholders during the period,
December 1, 2021 through May 31, 2022
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2021 through May 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
9

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/21	Ending Account Value 5/31/22	Expenses Paid During Period (p) 12/01/21 - 5/31/22
A	Actual	1.07%	$1,000.00	$898.27	$5.06
	Hypothetical (h)	1.07%	$1,000.00	$1,019.60	$5.39
B	Actual	1.82%	$1,000.00	$894.96	$8.60
	Hypothetical (h)	1.82%	$1,000.00	$1,015.86	$9.15
C	Actual	1.82%	$1,000.00	$894.90	$8.60
	Hypothetical (h)	1.82%	$1,000.00	$1,015.86	$9.15
I	Actual	0.82%	$1,000.00	$899.52	$3.88
	Hypothetical (h)	0.82%	$1,000.00	$1,020.84	$4.13
R1	Actual	1.82%	$1,000.00	$895.06	$8.60
	Hypothetical (h)	1.82%	$1,000.00	$1,015.86	$9.15
R2	Actual	1.32%	$1,000.00	$897.16	$6.24
	Hypothetical (h)	1.32%	$1,000.00	$1,018.35	$6.64
R3	Actual	1.07%	$1,000.00	$898.36	$5.06
	Hypothetical (h)	1.07%	$1,000.00	$1,019.60	$5.39
R4	Actual	0.82%	$1,000.00	$899.30	$3.88
	Hypothetical (h)	0.82%	$1,000.00	$1,020.84	$4.13
R6	Actual	0.69%	$1,000.00	$899.90	$3.27
	Hypothetical (h)	0.69%	$1,000.00	$1,021.49	$3.48
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
10

Portfolio of Investments
5/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.7%
Aerospace & Defense – 0.7%
Rolls-Royce Holdings PLC (a)	82,106,777	$ 89,691,836
Alcoholic Beverages – 4.4%
Diageo PLC	6,792,480	$ 314,550,674
Pernod Ricard S.A.	1,244,676	243,860,496
		$ 558,411,170
Apparel Manufacturers – 4.9%
Burberry Group PLC	4,457,978	$ 96,227,719
Kering S.A.	241,144	131,951,206
LVMH Moet Hennessy Louis Vuitton SE	596,373	382,349,073
		$ 610,527,998
Automotive – 0.4%
Koito Manufacturing Co. Ltd.	1,546,800	$ 56,387,555
Biotechnology – 0.1%
Hugel, Inc. (a)	134,575	$ 13,480,899
Brokerage & Asset Managers – 1.6%
Deutsche Boerse AG	831,087	$ 139,408,349
London Stock Exchange Group	649,740	60,602,926
		$ 200,011,275
Business Services – 2.4%
Cap Gemini S.A.	683,990	$ 132,540,690
Experian PLC	5,161,716	172,753,591
		$ 305,294,281
Chemicals – 0.8%
UPL Ltd.	9,705,603	$ 97,460,762
Computer Software – 5.6%
Dassault Systemes SE	1,671,284	$ 70,305,998
Kingsoft Corp.	11,329,600	37,749,691
Naver Corp.	483,834	111,644,297
NICE Systems Ltd., ADR (a)	227,531	45,214,960
Oracle Corp. Japan	883,600	53,517,877
SAP SE	3,598,454	358,458,926
Wisetech Global Ltd.	787,687	23,632,943
		$ 700,524,692
11

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software - Systems – 4.3%
Amadeus IT Group S.A. (a)	1,799,755	$ 111,754,223
Hitachi Ltd.	8,110,600	423,690,410
		$ 535,444,633
Consumer Products – 4.2%
AmorePacific Corp.	799,490	$ 105,352,288
Kao Corp.	1,695,600	68,259,910
KOSE Corp.	484,500	43,756,265
Reckitt Benckiser Group PLC	3,991,645	308,733,461
		$ 526,101,924
Electrical Equipment – 3.9%
Prysmian S.p.A.	4,260,474	$ 137,489,384
Schneider Electric SE	2,596,147	359,646,554
		$ 497,135,938
Electronics – 5.6%
ASML Holding N.V.	200,733	$ 115,506,343
Delta Electronics, Inc.	19,968,000	165,177,229
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	4,407,252	420,011,116
		$ 700,694,688
Energy - Independent – 1.9%
Reliance Industries Ltd.	5,011,170	$ 169,929,082
Santos Ltd.	12,557,184	73,608,548
		$ 243,537,630
Food & Beverages – 4.7%
Nestle S.A.	4,812,791	$ 587,048,110
Food & Drug Stores – 0.4%
Sugi Holdings Co. Ltd.	1,150,200	$ 48,336,365
Gaming & Lodging – 1.4%
Flutter Entertainment PLC (a)	1,394,777	$ 171,537,668
General Merchandise – 0.4%
Walmart de Mexico S.A.B. de C.V.	13,530,309	$ 50,029,247
Insurance – 3.2%
AIA Group Ltd.	33,844,600	$ 346,185,123
Ping An Insurance Co. of China Ltd., “H”	9,744,500	61,816,206
		$ 408,001,329
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Internet – 1.9%
Tencent Holdings Ltd.	3,323,200	$ 153,472,281
Z Holdings Corp.	26,231,900	86,358,492
		$ 239,830,773
Leisure & Toys – 0.4%
Prosus N.V.	881,191	$ 45,673,005
Machinery & Tools – 4.5%
Assa Abloy AB	5,960,039	$ 146,591,101
GEA Group AG	3,557,094	141,865,381
Ingersoll Rand, Inc.	2,270,114	107,035,875
Ritchie Bros. Auctioneers, Inc.	2,803,339	168,730,046
		$ 564,222,403
Major Banks – 1.5%
DBS Group Holdings Ltd.	8,176,200	$ 184,223,282
Medical & Health Technology & Services – 0.3%
Alcon, Inc.	539,583	$ 40,389,970
Medical Equipment – 4.6%
EssilorLuxottica	1,847,535	$ 297,612,346
QIAGEN N.V. (a)	3,606,856	165,766,322
Terumo Corp.	3,492,100	112,719,834
		$ 576,098,502
Natural Gas - Distribution – 0.8%
China Resources Gas Group Ltd.	23,332,000	$ 97,103,142
Other Banks & Diversified Financials – 5.0%
AEON Financial Service Co. Ltd.	4,595,700	$ 42,799,733
Credicorp Ltd.	711,492	99,879,247
Element Fleet Management Corp.	12,424,766	138,407,679
Grupo Financiero Banorte S.A. de C.V.	11,616,201	75,308,609
HDFC Bank Ltd.	15,135,451	267,996,091
		$ 624,391,359
Pharmaceuticals – 10.8%
Bayer AG	3,005,161	$ 214,799,766
Hypera S.A.	5,507,059	44,948,253
Novartis AG	4,232,306	383,254,899
Novo Nordisk A.S., “B”	1,460,261	161,770,077
Roche Holding AG	1,626,740	553,552,894
		$ 1,358,325,889
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Precious Metals & Minerals – 2.6%
Agnico Eagle Mines Ltd.	3,043,167	$ 161,294,949
Franco-Nevada Corp.	1,201,230	169,930,097
		$ 331,225,046
Railroad & Shipping – 2.5%
Canadian National Railway Co.	1,708,378	$ 194,379,249
Canadian Pacific Railway Ltd.	1,628,888	116,224,961
		$ 310,604,210
Restaurants – 0.6%
Yum China Holdings, Inc.	1,122,903	$ 51,047,171
Yum China Holdings, Inc.	578,650	26,336,963
		$ 77,384,134
Specialty Chemicals – 8.8%
Akzo Nobel N.V.	1,492,589	$ 130,272,591
L'Air Liquide S.A. (l)	1,407,586	246,069,792
Linde PLC	1,145,139	370,530,296
Nitto Denko Corp.	1,257,300	90,948,278
Showa Denko K. K.	1,652,900	31,831,354
Sika AG	415,927	115,125,749
Symrise AG	1,105,762	121,973,577
		$ 1,106,751,637
Specialty Stores – 1.4%
Alibaba Group Holding Ltd. (a)	11,391,700	$ 137,315,581
Just Eat Takeaway (a)	712,663	15,906,000
Ocado Group PLC (a)	1,619,065	18,990,026
		$ 172,211,607
Tobacco – 2.1%
ITC Ltd.	28,262,282	$ 98,525,967
Swedish Match AB	16,591,240	171,417,642
		$ 269,943,609
Total Common Stocks (Identified Cost, $9,923,643,220)		$12,398,036,568
Investment Companies (h) – 0.7%
Money Market Funds – 0.7%
MFS Institutional Money Market Portfolio, 0.64% (v) (Identified Cost, $95,662,978)	95,663,451	$ 95,663,451
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Collateral for Securities Loaned – 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.8% (j) (Identified Cost, $23,362,500)	23,362,500	$ 23,362,500

Other Assets, Less Liabilities – 0.4%		45,780,432
Net Assets – 100.0%		$12,562,842,951

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $95,663,451 and $12,421,399,068, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
See Notes to Financial Statements
15

Financial Statements
Statement of Assets and Liabilities
At 5/31/22
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value, including $21,854,146 of securities on loan (identified cost, $9,947,005,720)	$12,421,399,068
Investments in affiliated issuers, at value (identified cost, $95,662,978)	95,663,451
Foreign currency, at value (identified cost, $32,106,995)	32,106,997
Receivables for
Investments sold	41,785,154
Fund shares sold	22,151,871
Interest and dividends	75,885,943
Other assets	19,679
Total assets	$12,689,012,163
Liabilities
Payables for
Investments purchased	$75,662,279
Fund shares reacquired	8,491,229
Collateral for securities loaned, at value	23,362,500
Payable to affiliates
Investment adviser	1,147,435
Administrative services fee	9,896
Shareholder servicing costs	1,719,273
Distribution and service fees	30,825
Payable for independent Trustees' compensation	13
Deferred country tax expense payable	14,153,301
Accrued expenses and other liabilities	1,592,461
Total liabilities	$126,169,212
Net assets	$12,562,842,951
Net assets consist of
Paid-in capital	$9,893,517,001
Total distributable earnings (loss)	2,669,325,950
Net assets	$12,562,842,951
Shares of beneficial interest outstanding	323,519,630
16

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$534,839,612	14,246,615	$37.54
Class B	1,558,502	44,822	34.77
Class C	30,292,415	901,271	33.61
Class I	3,251,726,701	76,516,211	42.50
Class R1	6,895,362	210,698	32.73
Class R2	34,617,678	1,022,155	33.87
Class R3	149,194,407	4,011,077	37.20
Class R4	224,116,229	5,938,195	37.74
Class R6	8,329,602,045	220,628,586	37.75

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $39.83 [100 / 94.25 x $37.54]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
17

Financial Statements
Statement of Operations
Year ended 5/31/22
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$248,841,731
Income on securities loaned	243,789
Dividends from affiliated issuers	168,100
Interest	12,032
Other	3,616
Foreign taxes withheld	(27,873,480)
Total investment income	$221,395,788
Expenses
Management fee	$95,367,781
Distribution and service fees	2,657,276
Shareholder servicing costs	6,061,908
Administrative services fee	595,917
Independent Trustees' compensation	94,626
Custodian fee	1,374,333
Shareholder communications	305,361
Audit and tax fees	108,154
Legal fees	53,976
Miscellaneous	672,122
Total expenses	$107,291,454
Reduction of expenses by investment adviser and distributor	(1,907,447)
Net expenses	$105,384,007
Net investment income (loss)	$116,011,781
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $2,603,327 country tax)	$544,784,825
Foreign currency	(969,606)
Net realized gain (loss)	$543,815,219
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $3,722,171 decrease in deferred country tax)	$(2,404,542,991)
Affiliated issuers	1
Translation of assets and liabilities in foreign currencies	(3,914,453)
Net unrealized gain (loss)	$(2,408,457,443)
Net realized and unrealized gain (loss)	$(1,864,642,224)
Change in net assets from operations	$(1,748,630,443)
See Notes to Financial Statements
18

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	5/31/22	5/31/21
Change in net assets
From operations
Net investment income (loss)	$116,011,781	$112,483,902
Net realized gain (loss)	543,815,219	562,329,257
Net unrealized gain (loss)	(2,408,457,443)	3,195,505,427
Change in net assets from operations	$(1,748,630,443)	$3,870,318,586
Total distributions to shareholders	$(922,994,870)	$(94,750,684)
Change in net assets from fund share transactions	$714,185,698	$(235,009,156)
Total change in net assets	$(1,957,439,615)	$3,540,558,746
Net assets
At beginning of period	14,520,282,566	10,979,723,820
At end of period	$12,562,842,951	$14,520,282,566
See Notes to Financial Statements
19

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$45.69	$33.66	$32.76	$34.20	$31.09
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.22	$0.23	$0.42	$0.37
Net realized and unrealized gain (loss)	(5.48)	12.05	1.20	(0.73)	3.50
Total from investment operations	$(5.27)	$12.27	$1.43	$(0.31)	$3.87
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.24)	$(0.35)	$(0.29)	$(0.23)
From net realized gain	(2.56)	—	(0.18)	(0.84)	(0.53)
Total distributions declared to shareholders	$(2.88)	$(0.24)	$(0.53)	$(1.13)	$(0.76)
Net asset value, end of period (x)	$37.54	$45.69	$33.66	$32.76	$34.20
Total return (%) (r)(s)(t)(x)	(12.34)	36.52	4.24	(0.64)	12.53
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.08	1.08	1.08	1.10	1.15
Expenses after expense reductions	1.06	1.06	1.07	1.09	1.14
Net investment income (loss)	0.49	0.53	0.66	1.28	1.12
Portfolio turnover	12	23	17	17	12
Net assets at end of period (000 omitted)	$534,840	$650,731	$546,391	$402,964	$360,401
See Notes to Financial Statements
20

Financial Highlights – continued
Class B	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$42.52	$31.38	$30.67	$32.01	$29.15
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.13)	$(0.09)	$(0.06)	$0.11	$0.07
Net realized and unrealized gain (loss)	(5.06)	11.23	1.15	(0.61)	3.32
Total from investment operations	$(5.19)	$11.14	$1.09	$(0.50)	$3.39
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.20)	$—	$(0.00)(w)
From net realized gain	(2.56)	—	(0.18)	(0.84)	(0.53)
Total distributions declared to shareholders	$(2.56)	$—	$(0.38)	$(0.84)	$(0.53)
Net asset value, end of period (x)	$34.77	$42.52	$31.38	$30.67	$32.01
Total return (%) (r)(s)(t)(x)	(12.99)	35.50	3.44	(1.36)	11.68
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.83	1.82	1.83	1.85	1.90
Expenses after expense reductions	1.81	1.81	1.82	1.84	1.89
Net investment income (loss)	(0.33)	(0.24)	(0.18)	0.35	0.23
Portfolio turnover	12	23	17	17	12
Net assets at end of period (000 omitted)	$1,559	$2,439	$2,922	$4,599	$6,537
See Notes to Financial Statements
21

Financial Highlights – continued
Class C	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$41.19	$30.40	$29.76	$31.15	$28.43
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.11)	$(0.08)	$(0.04)	$0.14	$0.09
Net realized and unrealized gain (loss)	(4.91)	10.87	1.10	(0.64)	3.21
Total from investment operations	$(5.02)	$10.79	$1.06	$(0.50)	$3.30
Less distributions declared to shareholders
From net investment income	$(0.00)(w)	$—	$(0.24)	$(0.05)	$(0.05)
From net realized gain	(2.56)	—	(0.18)	(0.84)	(0.53)
Total distributions declared to shareholders	$(2.56)	$—	$(0.42)	$(0.89)	$(0.58)
Net asset value, end of period (x)	$33.61	$41.19	$30.40	$29.76	$31.15
Total return (%) (r)(s)(t)(x)	(12.99)	35.49	3.46	(1.37)	11.67
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.83	1.82	1.83	1.85	1.90
Expenses after expense reductions	1.81	1.81	1.82	1.84	1.89
Net investment income (loss)	(0.29)	(0.21)	(0.14)	0.48	0.30
Portfolio turnover	12	23	17	17	12
Net assets at end of period (000 omitted)	$30,292	$41,907	$39,530	$42,015	$42,981
See Notes to Financial Statements
22

Financial Highlights – continued
Class I	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$51.32	$37.75	$36.61	$38.08	$34.52
Income (loss) from investment operations
Net investment income (loss) (d)	$0.37	$0.39	$0.34	$0.60	$0.50
Net realized and unrealized gain (loss)	(6.20)	13.49	1.35	(0.86)	3.90
Total from investment operations	$(5.83)	$13.88	$1.69	$(0.26)	$4.40
Less distributions declared to shareholders
From net investment income	$(0.43)	$(0.31)	$(0.37)	$(0.37)	$(0.31)
From net realized gain	(2.56)	—	(0.18)	(0.84)	(0.53)
Total distributions declared to shareholders	$(2.99)	$(0.31)	$(0.55)	$(1.21)	$(0.84)
Net asset value, end of period (x)	$42.50	$51.32	$37.75	$36.61	$38.08
Total return (%) (r)(s)(t)(x)	(12.10)	36.85	4.51	(0.41)	12.84
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.83	0.83	0.83	0.85	0.90
Expenses after expense reductions	0.81	0.82	0.82	0.84	0.89
Net investment income (loss)	0.77	0.84	0.89	1.63	1.35
Portfolio turnover	12	23	17	17	12
Net assets at end of period (000 omitted)	$3,251,727	$3,722,298	$2,457,330	$1,974,109	$1,371,442
See Notes to Financial Statements
23

Financial Highlights – continued
Class R1	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$40.23	$29.72	$29.12	$30.57	$27.93
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.08)	$(0.06)	$(0.03)	$0.18	$0.14
Net realized and unrealized gain (loss)	(4.81)	10.62	1.07	(0.68)	3.11
Total from investment operations	$(4.89)	$10.56	$1.04	$(0.50)	$3.25
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.05)	$(0.26)	$(0.11)	$(0.08)
From net realized gain	(2.56)	—	(0.18)	(0.84)	(0.53)
Total distributions declared to shareholders	$(2.61)	$(0.05)	$(0.44)	$(0.95)	$(0.61)
Net asset value, end of period (x)	$32.73	$40.23	$29.72	$29.12	$30.57
Total return (%) (r)(s)(t)(x)	(12.99)	35.53	3.45	(1.39)	11.69
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.83	1.83	1.83	1.85	1.90
Expenses after expense reductions	1.81	1.81	1.82	1.84	1.89
Net investment income (loss)	(0.21)	(0.17)	(0.11)	0.61	0.47
Portfolio turnover	12	23	17	17	12
Net assets at end of period (000 omitted)	$6,895	$7,424	$4,890	$4,266	$3,663
See Notes to Financial Statements
24

Financial Highlights – continued
Class R2	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$41.51	$30.63	$29.92	$31.31	$28.54
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.10	$0.15	$0.28	$0.25
Net realized and unrealized gain (loss)	(4.96)	10.97	1.07	(0.64)	3.23
Total from investment operations	$(4.86)	$11.07	$1.22	$(0.36)	$3.48
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.19)	$(0.33)	$(0.19)	$(0.18)
From net realized gain	(2.56)	—	(0.18)	(0.84)	(0.53)
Total distributions declared to shareholders	$(2.78)	$(0.19)	$(0.51)	$(1.03)	$(0.71)
Net asset value, end of period (x)	$33.87	$41.51	$30.63	$29.92	$31.31
Total return (%) (r)(s)(t)(x)	(12.55)	36.20	3.95	(0.89)	12.27
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.33	1.33	1.33	1.35	1.40
Expenses after expense reductions	1.31	1.31	1.32	1.34	1.39
Net investment income (loss)	0.26	0.28	0.48	0.92	0.83
Portfolio turnover	12	23	17	17	12
Net assets at end of period (000 omitted)	$34,618	$40,886	$34,149	$18,890	$23,650
See Notes to Financial Statements
25

Financial Highlights – continued
Class R3	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$45.30	$33.38	$32.51	$33.96	$30.89
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.23	$0.23	$0.48	$0.36
Net realized and unrealized gain (loss)	(5.43)	11.94	1.18	(0.79)	3.48
Total from investment operations	$(5.22)	$12.17	$1.41	$(0.31)	$3.84
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.25)	$(0.36)	$(0.30)	$(0.24)
From net realized gain	(2.56)	—	(0.18)	(0.84)	(0.53)
Total distributions declared to shareholders	$(2.88)	$(0.25)	$(0.54)	$(1.14)	$(0.77)
Net asset value, end of period (x)	$37.20	$45.30	$33.38	$32.51	$33.96
Total return (%) (r)(s)(t)(x)	(12.33)	36.55	4.22	(0.63)	12.52
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.08	1.08	1.08	1.10	1.15
Expenses after expense reductions	1.06	1.06	1.07	1.09	1.14
Net investment income (loss)	0.49	0.58	0.69	1.47	1.09
Portfolio turnover	12	23	17	17	12
Net assets at end of period (000 omitted)	$149,194	$182,926	$124,732	$59,575	$30,465
See Notes to Financial Statements
26

Financial Highlights – continued
Class R4	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$45.91	$33.79	$32.83	$34.28	$31.17
Income (loss) from investment operations
Net investment income (loss) (d)	$0.33	$0.31	$0.31	$0.53	$0.45
Net realized and unrealized gain (loss)	(5.51)	12.12	1.20	(0.76)	3.52
Total from investment operations	$(5.18)	$12.43	$1.51	$(0.23)	$3.97
Less distributions declared to shareholders
From net investment income	$(0.43)	$(0.31)	$(0.37)	$(0.38)	$(0.33)
From net realized gain	(2.56)	—	(0.18)	(0.84)	(0.53)
Total distributions declared to shareholders	$(2.99)	$(0.31)	$(0.55)	$(1.22)	$(0.86)
Net asset value, end of period (x)	$37.74	$45.91	$33.79	$32.83	$34.28
Total return (%) (r)(s)(t)(x)	(12.11)	36.87	4.48	(0.40)	12.81
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.83	0.83	0.83	0.85	0.90
Expenses after expense reductions	0.81	0.81	0.82	0.84	0.89
Net investment income (loss)	0.76	0.77	0.91	1.60	1.36
Portfolio turnover	12	23	17	17	12
Net assets at end of period (000 omitted)	$224,116	$273,949	$262,925	$209,454	$167,066
See Notes to Financial Statements
27

Financial Highlights – continued
Class R6	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$45.93	$33.80	$32.81	$34.27	$31.15
Income (loss) from investment operations
Net investment income (loss) (d)	$0.38	$0.39	$0.34	$0.56	$0.51
Net realized and unrealized gain (loss)	(5.51)	12.08	1.21	(0.78)	3.49
Total from investment operations	$(5.13)	$12.47	$1.55	$(0.22)	$4.00
Less distributions declared to shareholders
From net investment income	$(0.49)	$(0.34)	$(0.38)	$(0.40)	$(0.35)
From net realized gain	(2.56)	—	(0.18)	(0.84)	(0.53)
Total distributions declared to shareholders	$(3.05)	$(0.34)	$(0.56)	$(1.24)	$(0.88)
Net asset value, end of period (x)	$37.75	$45.93	$33.80	$32.81	$34.27
Total return (%) (r)(s)(t)(x)	(12.01)	37.00	4.60	(0.34)	12.95
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.71	0.72	0.74	0.77	0.80
Expenses after expense reductions	0.69	0.71	0.73	0.76	0.79
Net investment income (loss)	0.89	0.96	1.00	1.69	1.53
Portfolio turnover	12	23	17	17	12
Net assets at end of period (000 omitted)	$8,329,602	$9,597,724	$7,506,854	$6,016,478	$4,347,824

(d)	Per share data is based on average shares outstanding.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
28

Notes to Financial Statements
(1) Business and Organization
MFS International Growth Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, greater government involvement in the economy, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater political, social, and economic instability than developed markets.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be
29

Notes to Financial Statements  - continued
valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar
30

Notes to Financial Statements  - continued
securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
France	$1,864,336,155	$—	$—	$1,864,336,155
Switzerland	1,679,371,622	—	—	1,679,371,622
Germany	1,142,272,321	—	—	1,142,272,321
United Kingdom	1,061,550,233	—	—	1,061,550,233
Japan	472,026,775	586,579,298	—	1,058,606,073
Canada	948,966,981	—	—	948,966,981
India	365,915,811	267,996,091	—	633,911,902
Taiwan	420,011,116	165,177,229	—	585,188,345
China	204,519,452	360,321,583	—	564,841,035
Other Countries	2,000,864,521	858,127,380	—	2,858,991,901
Mutual Funds	119,025,951	—	—	119,025,951
Total	$10,278,860,938	$2,238,201,581	$—	$12,517,062,519
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to
31

Notes to Financial Statements  - continued
purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund's Portfolio of Investments, with a fair value of $21,854,146. The fair value of the fund's investment securities on loan and a related liability of $23,362,500 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the
32

Notes to Financial Statements  - continued
applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and foreign taxes.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 5/31/22	Year ended 5/31/21
Ordinary income (including any short-term capital gains)	$270,917,484	$94,750,684
Long-term capital gains	652,077,386	—
Total distributions	$922,994,870	$94,750,684
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 5/31/22
Cost of investments	$10,166,235,537
Gross appreciation	3,245,361,542
Gross depreciation	(894,534,560)
Net unrealized appreciation (depreciation)	$ 2,350,826,982
Undistributed ordinary income	116,493,776
Undistributed long-term capital gain	216,006,542
Post-October capital loss deferral	(10,037,803)
Other temporary differences	(3,963,547)
Total distributable earnings (loss)	$ 2,669,325,950
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to
33

Notes to Financial Statements  - continued
Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 5/31/22	Year ended 5/31/21
Class A	$40,847,465	$3,901,296
Class B	125,004	—
Class C	2,420,107	—
Class I	215,860,122	21,579,825
Class R1	494,877	8,054
Class R2	2,697,084	205,505
Class R3	11,487,587	1,005,653
Class R4	16,174,642	2,118,266
Class R6	632,887,982	65,932,085
Total	$922,994,870	$94,750,684
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.80%
In excess of $2 billion and up to $5 billion	0.70%
In excess of $5 billion and up to $10 billion	0.65%
In excess of $10 billion and up to $20 billion	0.62%
In excess of $20 billion	0.60%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until September 30, 2023. For the year ended May 31, 2022, this management fee reduction amounted to $1,907,239, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2022 was equivalent to an annual effective rate of 0.67% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $61,136 for the year ended May 31, 2022, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
34

Notes to Financial Statements  - continued
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 1,559,908
Class B	0.75%	0.25%	1.00%	1.00%	20,596
Class C	0.75%	0.25%	1.00%	1.00%	375,592
Class R1	0.75%	0.25%	1.00%	1.00%	73,444
Class R2	0.25%	0.25%	0.50%	0.50%	195,450
Class R3	—	0.25%	0.25%	0.25%	432,286
Total Distribution and Service Fees					$2,657,276
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2022 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended May 31, 2022, this rebate amounted to $208 for Class A and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2022, were as follows:
Amount
Class A	$21,505
Class B	1,133
Class C	2,578
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended May 31, 2022, the fee was $220,415, which equated to 0.0016% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs
35

Notes to Financial Statements  - continued
which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2022, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $5,841,493.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2022 was equivalent to an annual effective rate of 0.0043% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
(4) Portfolio Securities
For the year ended May 31, 2022, purchases and sales of investments, other than short-term obligations, aggregated $1,792,390,056 and $1,703,685,664, respectively.
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 5/31/22		Year ended 5/31/21
	Shares	Amount	Shares	Amount
Shares sold
Class A	2,493,395	$106,890,437	4,071,400	$165,297,568
Class B	132	5,134	884	31,834
Class C	80,222	3,100,489	130,371	4,815,002
Class I	19,757,359	939,764,882	24,693,913	1,127,365,311
Class R1	53,432	1,982,428	45,729	1,648,494
Class R2	385,551	14,647,471	302,310	11,155,437
Class R3	971,524	41,597,776	1,493,327	59,644,037
Class R4	2,067,677	86,536,916	1,821,308	73,634,178
Class R6	22,626,945	985,839,048	39,511,845	1,635,234,703
	48,436,237	$2,180,364,581	72,071,087	$3,078,826,564
36

Notes to Financial Statements  - continued
	Year ended 5/31/22		Year ended 5/31/21
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	718,108	$30,857,117	74,872	$3,112,449
Class B	3,070	122,629	—	—
Class C	56,734	2,189,925	—	—
Class I	4,036,074	196,072,454	415,191	19,364,529
Class R1	13,165	494,877	219	8,052
Class R2	69,164	2,684,269	5,410	204,552
Class R3	269,852	11,487,587	24,397	1,005,653
Class R4	323,071	13,937,302	40,702	1,698,475
Class R6	13,956,815	601,957,439	1,462,981	61,035,547
	19,446,053	$859,803,599	2,023,772	$86,429,257
Shares reacquired
Class A	(3,207,148)	$(134,098,035)	(6,138,583)	$(252,711,622)
Class B	(15,731)	(629,324)	(36,666)	(1,380,152)
Class C	(253,076)	(9,625,780)	(413,506)	(15,105,362)
Class I	(19,801,953)	(934,132,572)	(17,684,502)	(802,289,119)
Class R1	(40,443)	(1,521,928)	(25,938)	(951,941)
Class R2	(417,631)	(15,887,122)	(437,606)	(16,396,411)
Class R3	(1,268,584)	(53,863,640)	(1,216,058)	(49,125,582)
Class R4	(2,418,992)	(104,302,465)	(3,676,018)	(149,605,713)
Class R6	(24,900,996)	(1,071,921,616)	(54,141,750)	(2,112,699,075)
	(52,324,554)	$(2,325,982,482)	(83,770,627)	$(3,400,264,977)
Net change
Class A	4,355	$3,649,519	(1,992,311)	$(84,301,605)
Class B	(12,529)	(501,561)	(35,782)	(1,348,318)
Class C	(116,120)	(4,335,366)	(283,135)	(10,290,360)
Class I	3,991,480	201,704,764	7,424,602	344,440,721
Class R1	26,154	955,377	20,010	704,605
Class R2	37,084	1,444,618	(129,886)	(5,036,422)
Class R3	(27,208)	(778,277)	301,666	11,524,108
Class R4	(28,244)	(3,828,247)	(1,814,008)	(74,273,060)
Class R6	11,682,764	515,874,871	(13,166,924)	(416,428,825)
	15,557,736	$714,185,698	(9,675,768)	$(235,009,156)
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, the MFS Growth Allocation Fund, and the MFS Moderate Allocation Fund were the owners of record of approximately 41%, 1%, and 1%, respectively, of the value of
37

Notes to Financial Statements  - continued
outstanding voting shares of the fund. In addition, the MFS Conservative Allocation Fund, the MFS Aggressive Growth Allocation Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, the MFS Lifetime 2065 Fund, and the MFS Lifetime Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended May 31, 2022, the fund’s commitment fee and interest expense were $52,504 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$303,073,053	$1,129,483,897	$1,336,893,500	$—	$1	$95,663,451

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$168,100	$—
(8) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate
38

Notes to Financial Statements  - continued
(“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(9) Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
39

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS International Growth Fund and the Board of Trustees of MFS Series Trust X
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS International Growth Fund (the “Fund”) (one of the funds constituting MFS Series Trust X (the “Trust”)), including the portfolio of investments, as of May 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust X) at May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
40

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
July 15, 2022
41

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of July 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	137	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	137	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	137	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	137	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	137	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	137	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	137	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
42

Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	137	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	137	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	137	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	137	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	137	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
David L. DiLorenzo (k) (age 53)	President	July 2005	137	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	137	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	137	Massachusetts Financial Services Company, Vice President and Senior Counsel
43

Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux(k) (age 45)	Chief Compliance Officer	March 2022	137	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	137	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	137	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	137	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed
44

Trustees and Officers -continued
terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Matthew Barrett Kevin Dwan
45

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its March 2022 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2021 to December 31, 2021 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively in all material respects and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
46

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2022 income tax forms in January 2023. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $740,076,000 as capital gain dividends paid during the fiscal year.
Income derived from foreign sources was $247,904,873. The fund intends to pass through foreign tax credits of $27,888,453 for the fiscal year.
47

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
48

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
49

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
May 31, 2022
MFS®  International Intrinsic Value Fund
FGI-ANN

MFS® International Intrinsic Value Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Global markets have recently been buffeted by a series of crosscurrents, including rising inflation, tighter financial conditions, the continued spread of the coronavirus (particularly in Asia), and the evolving geopolitical landscape in the wake of Russia’s invasion of Ukraine. Consequently, at a time when global growth faces multiple headwinds, central banks have been presented with the challenge of reining in rising prices without tipping economies into recession. At its June meeting, the US Federal Reserve undertook a 0.75% rate hike, its largest since 1994. Additional larger-than-normal hikes are expected in coming meetings as the Fed seeks to move policy into restrictive territory by year-end to slow the economy and dampen inflation. Richly valued, rate-sensitive growth equities have been hit particularly hard by higher interest rates, and volatility in credit markets has picked up too.
There are, however, encouraging signs for the markets. The latest wave of COVID-19 cases appears to be receding in Asia, cases outside of Asia remain well below prior peaks, and fewer are seriously ill. Meanwhile, unemployment is low and there are signs that some global supply chain bottlenecks are beginning to ease, though lingering coronavirus restrictions in China and disruptions stemming from Russia’s invasion of Ukraine could hamper these advances. Additionally, easier Chinese monetary and regulatory policies and the record pace of corporate stock buybacks are supportive elements, albeit in an otherwise turbulent investment environment.
It is important to have a deep understanding of company fundamentals during times of market transition, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
July 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure
Top ten holdings
Nestle S.A.	5.3%
Cadence Design Systems, Inc.	5.2%
Schneider Electric SE	3.4%
Pernod Ricard S.A.	2.8%
Diageo PLC	2.7%
Franco-Nevada Corp.	2.6%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.5%
Givaudan S.A.	2.5%
L'Oréal	2.4%
Analog Devices, Inc.	2.4%
GICS equity industries (g)
Information Technology	26.0%
Consumer Staples	24.3%
Industrials	20.3%
Materials	11.4%
Financials	4.7%
Consumer Discretionary	4.1%
Health Care	3.5%
Real Estate	1.6%
Equity Warrants (o)	0.0%
Issuer country weightings (x)
United States	16.1%
Japan	15.9%
Switzerland	15.7%
France	15.6%
United Kingdom	11.2%
Germany	9.2%
Canada	3.9%
Taiwan	2.5%
Denmark	2.2%
Other Countries	7.7%
Currency exposure weightings (y)
Euro	29.0%
United States Dollar	16.1%
Japanese Yen	15.9%
Swiss Franc	15.7%
British Pound Sterling	11.2%
Canadian Dollar	3.9%
Taiwan Dollar	2.5%
Danish Krone	2.2%
South Korean Won	2.1%
Other Currencies	1.4%

2

Portfolio Composition - continued
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of May 31, 2022.
The portfolio is actively managed and current holdings may be different.
3

Management Review
Summary of Results
For the twelve months ended May 31, 2022, Class A shares of the MFS International Intrinsic Value Fund (fund) provided a total return of -15.36%, at net asset value. This compares with a return of -10.38% for the fund’s benchmark, the MSCI EAFE Index (net div).
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, have kept supply chains stretched for longer than expected. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns from goods to services, straining already tight labor markets in most developed economies. As a result of Russia’s invasion of Ukraine, geopolitical considerations such as sanctions and trade bans have resulted in additional supply chain tumult and soaring global energy prices. Taken together, these factors have contributed to significant upticks in market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on corralling inflation, although investors expected varying degrees of action from the central banks. The Fed was expected to be the most hawkish developed market central bank and the European Central Bank less so, given the growth-deleting effects on Europe's economy stemming from the invasion.
Against an environment of rising labor and raw materials prices, higher interest rates and waning fiscal and monetary stimulus, investor anxiety increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that a few supply chain bottlenecks (particularly semiconductors) may be easing, low levels of unemployment across developed markets and loosening coronavirus restrictions were supportive factors for the macroeconomic backdrop.
Detractors from Performance
During the reporting period, the fund’s underweight position in the energy sector detracted from performance relative to the MSCI EAFE Index. Within this sector, not holding shares of global energy and petrochemicals company Royal Dutch Shell (United Kingdom) and integrated oil company Total (France) held back relative results. The stock price of Royal Dutch Shell advanced as the company delivered solid financial results, driven by strong performance in both its integrated gas and exploration and production segments.
Stock selection in the consumer staples sector also weakened relative performance. Here, the fund's overweight holdings of chemical products company Henkel (Germany), household and industrial products manufacturer Kao (Japan) and cosmetics and beauty products company L’Oréal (France) detracted from relative returns. The
4

Management Review - continued
stock price of Henkel declined as the company reported disappointing margin results that were caused by continued volume pressure in its adhesives segment stemming from lower auto production, coupled with weakness in its beauty retail segment due to lower demand in body care products. Additionally, higher-than-expected inflation in raw materials costs further weighed on the company's financial results.
A combination of the fund’s underweight position and stock selection in the health care sector hindered relative performance. Within this sector, not holding shares of pharmaceutical company Novo Nordisk (Denmark) and biopharmaceutical company AstraZeneca (United Kingdom) weighed on relative results.
Elsewhere, the fund’s holdings of simulation software developer ANSYS(b) and microchip and electronics manufacturer Samsung Electronics(b) (South Korea), and not holding shares of mining giant BHP Billiton (Australia), also held back relative returns.
Contributors to Performance
The fund’s underweight position in the consumer discretionary sector contributed to relative performance. Here, not holding shares of weak-performing e-commerce, social and corporate platforms provider Prosus (Netherlands) strengthened relative returns.
Stock selection in the information technology sector also benefited relative performance, led by the fund's holdings of integrated circuits and electronic devices developer Cadence Design Systems(b) and electronic equipment and circuit company Analog Devices(b). The stock price of Cadence Design Systems appreciated as the company posted strong financial results, driven by broad-based strength across all products, particularly digital. The company also raised its 2021 guidance across all metrics on better visibility and continued robust demand. Additionally, the fund’s overweight position in analytical instrument manufacturer Shimadzu (Japan) bolstered relative results.
Stocks in other sectors that further aided relative performance included the fund's overweight positions in global food company Nestle (Switzerland) and premium drinks distributor Diageo (United Kingdom). The stock price of Nestle advanced as the company reported solid financial results, driven by strong organic sales growth. Management also raised its full-year organic sales growth forecast, which further supported the stock. Additionally, not holding shares of internet and mobile platform company Sea (Singapore), technology investment firm SoftBank (Japan) and technology company Koninklijke Philips NV (Netherlands) benefited relative results.
The fund’s cash and/or cash equivalents position during the period was also a contributor to relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the fund’s benchmark, holding cash benefited performance versus the benchmark, which has no cash position.
During the reporting period, the fund's relative currency exposure, resulting primarily from exposure differences between the fund and the benchmark to holdings of securities denominated in foreign currencies, further contributed to relative performance. All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.
5

Management Review - continued
Respectfully,
Portfolio Manager(s)
Philip Evans and Benjamin Stone
Note to Shareholders: Effective April 15, 2022, Pablo de la Mata is no longer a Portfolio Manager of the fund.
(b)	Security is not a benchmark constituent.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
6

Performance Summary THROUGH 5/31/22
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment
7

Performance Summary  - continued
Total Returns through 5/31/22
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	10/24/95	(15.36)%	5.55%	9.74%
B	10/24/95	(15.99)%	4.76%	8.92%
C	7/01/96	(15.99)%	4.76%	8.92%
I	1/02/97	(15.14)%	5.82%	10.02%
R1	10/01/08	(15.99)%	4.76%	8.92%
R2	10/01/08	(15.57)%	5.29%	9.47%
R3	10/01/08	(15.36)%	5.55%	9.74%
R4	10/01/08	(15.16)%	5.81%	10.02%
R6	5/01/06	(15.06)%	5.92%	10.12%
Comparative benchmark(s)
MSCI EAFE Index (net div) (f)	(10.38)%	4.17%	7.15%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	(20.23)%	4.31%	9.10%
B With CDSC (Declining over six years from 4% to 0%) (v)	(19.11)%	4.43%	8.92%
C With CDSC (1% for 12 months) (v)	(16.76)%	4.76%	8.92%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
MSCI EAFE (Europe, Australasia, Far East) Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
8

Performance Summary  - continued
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
9

Expense Table
Fund expenses borne by the shareholders during the period,
December 1, 2021 through May 31, 2022
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2021 through May 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
10

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/21	Ending Account Value 5/31/22	Expenses Paid During Period (p) 12/01/21-5/31/22
A	Actual	0.98%	$1,000.00	$835.09	$4.48
	Hypothetical (h)	0.98%	$1,000.00	$1,020.04	$4.94
B	Actual	1.73%	$1,000.00	$831.97	$7.90
	Hypothetical (h)	1.73%	$1,000.00	$1,016.31	$8.70
C	Actual	1.73%	$1,000.00	$832.01	$7.90
	Hypothetical (h)	1.73%	$1,000.00	$1,016.31	$8.70
I	Actual	0.73%	$1,000.00	$836.12	$3.34
	Hypothetical (h)	0.73%	$1,000.00	$1,021.29	$3.68
R1	Actual	1.73%	$1,000.00	$831.89	$7.90
	Hypothetical (h)	1.73%	$1,000.00	$1,016.31	$8.70
R2	Actual	1.23%	$1,000.00	$834.14	$5.62
	Hypothetical (h)	1.23%	$1,000.00	$1,018.80	$6.19
R3	Actual	0.98%	$1,000.00	$835.05	$4.48
	Hypothetical (h)	0.98%	$1,000.00	$1,020.04	$4.94
R4	Actual	0.73%	$1,000.00	$836.07	$3.34
	Hypothetical (h)	0.73%	$1,000.00	$1,021.29	$3.68
R6	Actual	0.62%	$1,000.00	$836.46	$2.84
	Hypothetical (h)	0.62%	$1,000.00	$1,021.84	$3.13
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
11

Portfolio of Investments
5/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 94.1%
Airlines – 0.7%
Ryanair Holdings PLC, ADR (a)	2,069,998	$ 180,503,826
Alcoholic Beverages – 5.5%
Diageo PLC	14,136,636	$ 654,648,726
Pernod Ricard S.A.	3,553,437	696,199,582
		$ 1,350,848,308
Apparel Manufacturers – 2.4%
Adidas AG	722,427	$ 143,060,073
Compagnie Financiere Richemont S.A.	2,185,257	242,287,408
LVMH Moet Hennessy Louis Vuitton SE	327,768	210,139,948
		$ 595,487,429
Automotive – 1.0%
Compagnie Generale des Etablissements Michelin SCA (l)	974,918	$ 126,903,063
Knorr-Bremse AG	1,666,967	113,781,013
		$ 240,684,076
Brokerage & Asset Managers – 1.9%
Deutsche Boerse AG	1,586,627	$ 266,144,279
Euronext N.V.	2,254,829	195,106,134
		$ 461,250,413
Business Services – 6.0%
Cap Gemini S.A.	648,851	$ 125,731,604
Experian PLC	9,483,972	317,411,927
Intertek Group PLC	3,733,679	218,067,841
Nomura Research Institute Ltd.	7,469,854	205,110,775
Secom Co. Ltd.	3,326,700	219,574,862
SGS S.A.	141,714	351,625,646
Sohgo Security Services Co. Ltd.	1,562,900	43,158,716
		$ 1,480,681,371
Chemicals – 2.5%
Givaudan S.A.	165,909	$ 609,186,299
Computer Software – 10.1%
ANSYS, Inc. (a)	1,738,830	$ 452,721,779
Cadence Design Systems, Inc. (a)	8,226,007	1,264,584,056
Dassault Systemes SE	5,427,603	228,323,280
NICE Systems Ltd., ADR (a)	337,429	67,053,891
OBIC Co. Ltd.	1,385,400	204,522,096
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software – continued
SAP SE	2,572,010	$ 256,210,012
		$ 2,473,415,114
Computer Software - Systems – 3.1%
Amadeus IT Group S.A. (a)	3,990,335	$ 247,776,384
Samsung Electronics Co. Ltd.	9,456,193	515,153,094
		$ 762,929,478
Construction – 1.1%
CRH PLC	2,405,190	$ 99,733,291
Geberit AG	316,618	173,558,950
		$ 273,292,241
Consumer Products – 8.6%
Beiersdorf AG	1,339,766	$ 138,825,273
Kao Corp.	5,626,500	226,506,478
Kobayashi Pharmaceutical Co. Ltd.	3,417,600	228,998,225
KOSE Corp.	470,700	42,509,956
Lion Corp.	6,167,500	68,808,854
L'Oréal	1,694,947	597,832,972
Reckitt Benckiser Group PLC	6,900,491	533,717,921
ROHTO Pharmaceutical Co. Ltd. (h)	7,665,500	196,795,568
Svenska Cellulosa Aktiebolaget	4,527,481	81,987,417
		$ 2,115,982,664
Electrical Equipment – 7.6%
Halma PLC	7,467,165	$ 209,734,910
Legrand S.A.	6,419,063	555,153,862
OMRON Corp.	2,666,200	153,040,512
Schneider Electric SE	6,075,075	841,585,545
Yokogawa Electric Corp.	6,106,100	109,946,322
		$ 1,869,461,151
Electronics – 8.0%
Analog Devices, Inc.	3,455,716	$ 581,942,574
ASML Holding N.V.	198,948	114,479,213
DISCO Corp.	504,700	136,854,903
Hirose Electric Co. Ltd. (h)	2,563,900	356,896,633
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	6,532,146	622,513,514
Texas Instruments, Inc.	781,631	138,161,096
		$ 1,950,847,933
Engineering - Construction – 1.2%
IMI PLC (h)	16,960,315	$ 301,554,515
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Food & Beverages – 8.6%
Chocoladefabriken Lindt & Sprungli AG	6,507	$ 65,395,621
Ezaki Glico Co. Ltd.	3,071,100	88,624,978
ITO EN Ltd. (h)	4,528,900	191,926,495
Kerry Group PLC	1,418,438	146,794,458
Nestle S.A.	10,612,733	1,294,505,589
Nissan Foods Holdings Co. Ltd.	856,600	56,026,504
Toyo Suisan Kaisha Ltd. (h)	7,129,700	266,668,004
		$ 2,109,941,649
Insurance – 0.4%
Hiscox Ltd.	7,739,693	$ 90,154,743
Machinery & Tools – 5.8%
Epiroc AB	9,906,832	$ 191,625,041
GEA Group AG	5,237,413	208,880,505
Nordson Corp.	906,475	197,502,773
Schindler Holding AG	1,187,002	243,352,735
SMC Corp.	555,600	285,971,316
Spirax-Sarco Engineering PLC	2,173,159	289,311,643
		$ 1,416,644,013
Major Banks – 1.0%
UBS Group AG	12,716,560	$ 239,230,948
Medical Equipment – 4.3%
Agilent Technologies, Inc.	1,322,122	$ 168,649,882
Bruker BioSciences Corp.	2,080,724	130,003,636
EssilorLuxottica	1,457,414	234,769,247
Nihon Kohden Corp.	3,005,000	71,192,986
Shimadzu Corp.	10,331,500	378,379,746
Terumo Corp.	1,853,400	59,825,017
		$ 1,042,820,514
Other Banks & Diversified Financials – 1.5%
Chiba Bank Ltd.	10,538,800	$ 54,112,299
Hachijuni Bank Ltd.	10,338,900	36,059,860
Julius Baer Group Ltd.	1,512,252	77,646,383
Jyske Bank A.S. (a)	1,312,546	77,428,632
Mebuki Financial Group, Inc.	17,410,870	32,864,733
North Pacific Bank Ltd.	15,497,700	26,177,959
Sydbank A.S.	1,740,408	61,430,449
		$ 365,720,315
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Pharmaceuticals – 1.7%
Roche Holding AG	989,945	$ 336,862,019
Santen Pharmaceutical Co. Ltd.	10,770,200	86,943,955
		$ 423,805,974
Precious Metals & Minerals – 3.8%
Agnico Eagle Mines Ltd.	3,350,599	$ 177,589,561
Franco-Nevada Corp.	4,442,438	628,442,449
Wheaton Precious Metals Corp.	3,334,763	137,730,181
		$ 943,762,191
Printing & Publishing – 1.0%
Wolters Kluwer N.V.	2,417,681	$ 239,149,499
Real Estate – 1.6%
LEG Immobilien SE	1,195,086	$ 122,986,899
TAG Immobilien AG	5,004,797	90,533,360
Vonovia SE, REIT	4,476,399	170,359,870
		$ 383,880,129
Specialty Chemicals – 4.3%
Croda International PLC	1,186,752	$ 103,333,926
Kansai Paint Co. Ltd.	4,955,300	61,418,381
Novozymes A.S.	6,458,401	409,972,885
Sika AG	800,265	221,507,879
Symrise AG	2,382,458	262,802,416
		$ 1,059,035,487
Specialty Stores – 0.4%
Ocado Group PLC (a)	3,229,077	$ 37,873,870
Zalando SE (a)	1,525,982	62,006,549
		$ 99,880,419
Total Common Stocks (Identified Cost, $15,448,532,688)		$23,080,150,699
Preferred Stocks – 1.7%
Consumer Products – 1.7%
Henkel AG & Co. KGaA (Identified Cost, $603,270,135)	6,249,259	$ 427,356,414

15

Portfolio of Investments – continued
Issuer	Strike Price	First Exercise	Shares/Par	Value ($)
Warrants – 0.0%
Apparel Manufacturers – 0.0%
Compagnie Financiere Richemont S.A. (1 share for 2 warrants, Expiration 12/04/23) (a) (Identified Cost, $0)	CHF 67.00	11/20/23	4,568,796	$ 2,714,985

Investment Companies (h) – 3.8%
Money Market Funds – 3.8%
MFS Institutional Money Market Portfolio, 0.64% (v) (Identified Cost, $919,414,094)	919,522,221	$ 919,522,220
Collateral for Securities Loaned – 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.8% (j) (Identified Cost, $37,748,777)	37,748,777	$ 37,748,777

Other Assets, Less Liabilities – 0.2%		54,427,286
Net Assets – 100.0%		$24,521,920,381

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $2,233,363,435 and $22,234,129,660, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
CHF	Swiss Franc
See Notes to Financial Statements
16

Financial Statements
Statement of Assets and Liabilities
At 5/31/22
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value, including $35,558,163 of securities on loan (identified cost, $15,080,484,967)	$22,234,129,660
Investments in affiliated issuers, at value (identified cost, $1,928,480,727)	2,233,363,435
Foreign currency, at value (identified cost, $7,001,020)	6,991,033
Receivables for
Investments sold	13,167,929
Fund shares sold	26,333,931
Interest and dividends	156,472,673
Other assets	40,343
Total assets	$24,670,499,004
Liabilities
Payables for
Investments purchased	$53,106,527
Fund shares reacquired	49,175,304
Collateral for securities loaned, at value	37,748,777
Payable to affiliates
Investment adviser	2,123,635
Administrative services fee	9,896
Shareholder servicing costs	4,315,642
Distribution and service fees	143,888
Payable for independent Trustees' compensation	12
Accrued expenses and other liabilities	1,954,942
Total liabilities	$148,578,623
Net assets	$24,521,920,381
Net assets consist of
Paid-in capital	$15,800,730,884
Total distributable earnings (loss)	8,721,189,497
Net assets	$24,521,920,381
Shares of beneficial interest outstanding	564,645,476
17

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$2,345,832,697	55,274,390	$42.44
Class B	8,335,871	209,878	39.72
Class C	117,583,257	3,143,382	37.41
Class I	8,888,439,453	197,144,256	45.09
Class R1	8,909,181	235,192	37.88
Class R2	153,967,393	3,945,343	39.03
Class R3	1,034,114,710	24,589,246	42.06
Class R4	781,557,106	18,332,153	42.63
Class R6	11,183,180,713	261,771,636	42.72

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $45.03 [100 / 94.25 x $42.44]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
18

Financial Statements
Statement of Operations
Year ended 5/31/22
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$430,563,200
Dividends from affiliated issuers	23,993,526
Income on securities loaned	371,783
Interest	52,873
Other	15,254
Foreign taxes withheld	(47,299,403)
Total investment income	$407,697,233
Expenses
Management fee	$180,065,974
Distribution and service fees	13,714,673
Shareholder servicing costs	19,203,922
Administrative services fee	595,917
Independent Trustees' compensation	95,054
Custodian fee	1,671,613
Shareholder communications	627,254
Audit and tax fees	115,411
Legal fees	109,793
Miscellaneous	799,975
Total expenses	$216,999,586
Reduction of expenses by investment adviser and distributor	(4,065,295)
Net expenses	$212,934,291
Net investment income (loss)	$194,762,942
19

Statement of Operations – continued
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$2,203,441,049
Affiliated issuers	107,436,215
Forward foreign currency exchange contracts	44,887,679
Foreign currency	(1,371,359)
Net realized gain (loss)	$2,354,393,584
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(6,444,971,848)
Affiliated issuers	(381,512,710)
Forward foreign currency exchange contracts	(43,182,085)
Translation of assets and liabilities in foreign currencies	(10,344,503)
Net unrealized gain (loss)	$(6,880,011,146)
Net realized and unrealized gain (loss)	$(4,525,617,562)
Change in net assets from operations	$(4,330,854,620)
See Notes to Financial Statements
20

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	5/31/22	5/31/21
Change in net assets
From operations
Net investment income (loss)	$194,762,942	$264,250,484
Net realized gain (loss)	2,354,393,584	1,751,738,746
Net unrealized gain (loss)	(6,880,011,146)	5,256,733,884
Change in net assets from operations	$(4,330,854,620)	$7,272,723,114
Total distributions to shareholders	$(2,264,172,425)	$(1,599,514,295)
Change in net assets from fund share transactions	$(889,370,986)	$(1,338,808,433)
Total change in net assets	$(7,484,398,031)	$4,334,400,386
Net assets
At beginning of period	32,006,318,412	27,671,918,026
At end of period	$24,521,920,381	$32,006,318,412
See Notes to Financial Statements
21

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$53.83	$44.47	$42.09	$42.91	$40.88
Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.32	$0.21	$0.39	$0.43
Net realized and unrealized gain (loss)	(7.57)	11.78	3.93	0.45	2.67
Total from investment operations	$(7.37)	$12.10	$4.14	$0.84	$3.10
Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.21)	$(0.37)	$(0.51)	$(0.61)
From net realized gain	(3.63)	(2.53)	(1.39)	(1.15)	(0.46)
Total distributions declared to shareholders	$(4.02)	$(2.74)	$(1.76)	$(1.66)	$(1.07)
Net asset value, end of period (x)	$42.44	$53.83	$44.47	$42.09	$42.91
Total return (%) (r)(s)(t)(x)	(15.10)	27.66	9.84	2.29	7.60
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.98	0.97	0.99	0.99	0.98
Expenses after expense reductions	0.96	0.96	0.98	0.98	0.97
Net investment income (loss)	0.40	0.63	0.48	0.93	1.02
Portfolio turnover	10	7	7	6	14
Net assets at end of period (000 omitted)	$2,345,833	$3,046,287	$2,651,120	$2,959,958	$3,594,359
See Notes to Financial Statements
22

Financial Highlights – continued
Class B	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$50.76	$42.18	$39.99	$40.80	$38.94
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.25)	$(0.08)	$(0.12)	$0.06	$0.11
Net realized and unrealized gain (loss)	(7.01)	11.19	3.72	0.46	2.53
Total from investment operations	$(7.26)	$11.11	$3.60	$0.52	$2.64
Less distributions declared to shareholders
From net investment income	$(0.15)	$—	$(0.02)	$(0.18)	$(0.32)
From net realized gain	(3.63)	(2.53)	(1.39)	(1.15)	(0.46)
Total distributions declared to shareholders	$(3.78)	$(2.53)	$(1.41)	$(1.33)	$(0.78)
Net asset value, end of period (x)	$39.72	$50.76	$42.18	$39.99	$40.80
Total return (%) (r)(s)(t)(x)	(15.74)	26.75	8.99	1.53	6.79
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.72	1.72	1.74	1.74	1.73
Expenses after expense reductions	1.71	1.71	1.73	1.73	1.72
Net investment income (loss)	(0.52)	(0.16)	(0.29)	0.16	0.27
Portfolio turnover	10	7	7	6	14
Net assets at end of period (000 omitted)	$8,336	$19,911	$25,231	$35,571	$46,522
See Notes to Financial Statements
23

Financial Highlights – continued
Class C	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$48.04	$40.04	$38.05	$38.91	$37.19
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.23)	$(0.09)	$(0.11)	$0.07	$0.11
Net realized and unrealized gain (loss)	(6.60)	10.62	3.54	0.42	2.40
Total from investment operations	$(6.83)	$10.53	$3.43	$0.49	$2.51
Less distributions declared to shareholders
From net investment income	$(0.17)	$—	$(0.05)	$(0.20)	$(0.33)
From net realized gain	(3.63)	(2.53)	(1.39)	(1.15)	(0.46)
Total distributions declared to shareholders	$(3.80)	$(2.53)	$(1.44)	$(1.35)	$(0.79)
Net asset value, end of period (x)	$37.41	$48.04	$40.04	$38.05	$38.91
Total return (%) (r)(s)(t)(x)	(15.73)	26.73	9.00	1.53	6.77
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.73	1.72	1.74	1.74	1.73
Expenses after expense reductions	1.71	1.71	1.73	1.73	1.72
Net investment income (loss)	(0.50)	(0.19)	(0.27)	0.17	0.28
Portfolio turnover	10	7	7	6	14
Net assets at end of period (000 omitted)	$117,583	$264,432	$395,411	$496,745	$627,662
See Notes to Financial Statements
24

Financial Highlights – continued
Class I	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$56.87	$46.83	$44.24	$45.02	$42.85
Income (loss) from investment operations
Net investment income (loss) (d)	$0.34	$0.47	$0.34	$0.53	$0.58
Net realized and unrealized gain (loss)	(8.04)	12.44	4.13	0.47	2.77
Total from investment operations	$(7.70)	$12.91	$4.47	$1.00	$3.35
Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.34)	$(0.49)	$(0.63)	$(0.72)
From net realized gain	(3.63)	(2.53)	(1.39)	(1.15)	(0.46)
Total distributions declared to shareholders	$(4.08)	$(2.87)	$(1.88)	$(1.78)	$(1.18)
Net asset value, end of period (x)	$45.09	$56.87	$46.83	$44.24	$45.02
Total return (%) (r)(s)(t)(x)	(14.89)	28.01	10.10	2.56	7.85
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.73	0.72	0.74	0.74	0.73
Expenses after expense reductions	0.71	0.71	0.73	0.73	0.72
Net investment income (loss)	0.63	0.89	0.74	1.22	1.30
Portfolio turnover	10	7	7	6	14
Net assets at end of period (000 omitted)	$8,888,439	$12,285,870	$10,468,862	$10,871,918	$11,680,254
See Notes to Financial Statements
25

Financial Highlights – continued
Class R1	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$48.67	$40.54	$38.51	$39.39	$37.64
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.17)	$(0.06)	$(0.10)	$0.08	$0.12
Net realized and unrealized gain (loss)	(6.74)	10.72	3.58	0.41	2.43
Total from investment operations	$(6.91)	$10.66	$3.48	$0.49	$2.55
Less distributions declared to shareholders
From net investment income	$(0.25)	$—	$(0.06)	$(0.22)	$(0.34)
From net realized gain	(3.63)	(2.53)	(1.39)	(1.15)	(0.46)
Total distributions declared to shareholders	$(3.88)	$(2.53)	$(1.45)	$(1.37)	$(0.80)
Net asset value, end of period (x)	$37.88	$48.67	$40.54	$38.51	$39.39
Total return (%) (r)(s)(t)(x)	(15.73)	26.72	9.01	1.52	6.79
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.73	1.72	1.74	1.73	1.73
Expenses after expense reductions	1.71	1.71	1.73	1.73	1.72
Net investment income (loss)	(0.37)	(0.12)	(0.25)	0.20	0.31
Portfolio turnover	10	7	7	6	14
Net assets at end of period (000 omitted)	$8,909	$11,648	$9,836	$11,321	$12,943
See Notes to Financial Statements
26

Financial Highlights – continued
Class R2	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$49.87	$41.36	$39.25	$40.13	$38.32
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.18	$0.09	$0.27	$0.29
Net realized and unrealized gain (loss)	(6.94)	10.95	3.67	0.41	2.51
Total from investment operations	$(6.88)	$11.13	$3.76	$0.68	$2.80
Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.09)	$(0.26)	$(0.41)	$(0.53)
From net realized gain	(3.63)	(2.53)	(1.39)	(1.15)	(0.46)
Total distributions declared to shareholders	$(3.96)	$(2.62)	$(1.65)	$(1.56)	$(0.99)
Net asset value, end of period (x)	$39.03	$49.87	$41.36	$39.25	$40.13
Total return (%) (r)(s)(t)(x)	(15.30)	27.36	9.56	2.02	7.34
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.23	1.22	1.24	1.24	1.23
Expenses after expense reductions	1.21	1.21	1.23	1.23	1.22
Net investment income (loss)	0.12	0.38	0.23	0.69	0.74
Portfolio turnover	10	7	7	6	14
Net assets at end of period (000 omitted)	$153,967	$224,998	$219,474	$295,690	$358,138
See Notes to Financial Statements
27

Financial Highlights – continued
Class R3	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$53.38	$44.11	$41.78	$42.62	$40.63
Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.31	$0.21	$0.40	$0.45
Net realized and unrealized gain (loss)	(7.49)	11.70	3.89	0.43	2.63
Total from investment operations	$(7.29)	$12.01	$4.10	$0.83	$3.08
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.21)	$(0.38)	$(0.52)	$(0.63)
From net realized gain	(3.63)	(2.53)	(1.39)	(1.15)	(0.46)
Total distributions declared to shareholders	$(4.03)	$(2.74)	$(1.77)	$(1.67)	$(1.09)
Net asset value, end of period (x)	$42.06	$53.38	$44.11	$41.78	$42.62
Total return (%) (r)(s)(t)(x)	(15.09)	27.68	9.81	2.28	7.61
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.98	0.97	0.99	0.99	0.98
Expenses after expense reductions	0.96	0.96	0.98	0.98	0.97
Net investment income (loss)	0.39	0.62	0.49	0.97	1.06
Portfolio turnover	10	7	7	6	14
Net assets at end of period (000 omitted)	$1,034,115	$1,383,344	$1,320,257	$1,353,427	$1,450,342
See Notes to Financial Statements
28

Financial Highlights – continued
Class R4	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$53.98	$44.58	$42.20	$43.03	$41.01
Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.45	$0.33	$0.51	$0.55
Net realized and unrealized gain (loss)	(7.59)	11.82	3.93	0.44	2.66
Total from investment operations	$(7.27)	$12.27	$4.26	$0.95	$3.21
Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.34)	$(0.49)	$(0.63)	$(0.73)
From net realized gain	(3.63)	(2.53)	(1.39)	(1.15)	(0.46)
Total distributions declared to shareholders	$(4.08)	$(2.87)	$(1.88)	$(1.78)	$(1.19)
Net asset value, end of period (x)	$42.63	$53.98	$44.58	$42.20	$43.03
Total return (%) (r)(s)(t)(x)	(14.89)	27.99	10.09	2.56	7.85
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.73	0.72	0.74	0.74	0.73
Expenses after expense reductions	0.71	0.71	0.73	0.73	0.72
Net investment income (loss)	0.61	0.88	0.75	1.22	1.30
Portfolio turnover	10	7	7	6	14
Net assets at end of period (000 omitted)	$781,557	$1,183,942	$1,019,909	$1,048,956	$1,157,723
See Notes to Financial Statements
29

Financial Highlights – continued
Class R6	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$54.06	$44.63	$42.24	$43.09	$41.06
Income (loss) from investment operations
Net investment income (loss) (d)	$0.40	$0.51	$0.37	$0.56	$0.62
Net realized and unrealized gain (loss)	(7.63)	11.84	3.94	0.42	2.64
Total from investment operations	$(7.23)	$12.35	$4.31	$0.98	$3.26
Less distributions declared to shareholders
From net investment income	$(0.48)	$(0.39)	$(0.53)	$(0.68)	$(0.77)
From net realized gain	(3.63)	(2.53)	(1.39)	(1.15)	(0.46)
Total distributions declared to shareholders	$(4.11)	$(2.92)	$(1.92)	$(1.83)	$(1.23)
Net asset value, end of period (x)	$42.72	$54.06	$44.63	$42.24	$43.09
Total return (%) (r)(s)(t)(x)	(14.81)	28.15	10.21	2.64	7.97
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.62	0.62	0.63	0.63	0.63
Expenses after expense reductions	0.60	0.61	0.62	0.62	0.62
Net investment income (loss)	0.78	1.01	0.85	1.34	1.46
Portfolio turnover	10	7	7	6	14
Net assets at end of period (000 omitted)	$11,183,181	$13,585,886	$11,561,818	$10,706,826	$10,625,510

(d)	Per share data is based on average shares outstanding.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
30

Notes to Financial Statements
(1) Business and Organization
MFS International Intrinsic Value Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both
31

Notes to Financial Statements  - continued
transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2022 in valuing the fund's assets and liabilities:
32

Notes to Financial Statements  - continued
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
Japan	$1,417,569,763	$2,471,346,370	$—	$3,888,916,133
Switzerland	3,857,874,462	—	—	3,857,874,462
France	3,811,745,237	—	—	3,811,745,237
United States	2,933,565,796	—	—	2,933,565,796
United Kingdom	2,755,810,022	—	—	2,755,810,022
Germany	2,262,946,663	—	—	2,262,946,663
Canada	943,762,191	—	—	943,762,191
Taiwan	622,513,514	—	—	622,513,514
Denmark	548,831,966	—	—	548,831,966
Other Countries	1,884,256,114	—	—	1,884,256,114
Mutual Funds	957,270,997	—	—	957,270,997
Total	$21,996,146,725	$2,471,346,370	$—	$24,467,493,095
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were forward foreign currency exchange contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. At May 31, 2022, the fund did not have any outstanding derivative instruments.
33

Notes to Financial Statements  - continued
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended May 31, 2022 as reported in the Statement of Operations:
Risk	Forward Foreign Currency Exchnage Contracts
Foreign Exchange	$44,887,679
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended May 31, 2022 as reported in the Statement of Operations:
Risk	Forward Foreign Currency Exchange Contracts
Foreign Exchange	$(43,182,085)
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
34

Notes to Financial Statements  - continued
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $35,558,163. The fair value of the fund's investment securities on loan and a related liability of $37,748,777 for cash collateral received on securities loaned are both presented gross in the Statement
35

Notes to Financial Statements  - continued
of Assets and Liabilities. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order
36

Notes to Financial Statements  - continued
to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, treating a portion of the proceeds from redemptions as a distribution for tax purposes, foreign taxes, and redemptions in-kind.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 5/31/22	Year ended 5/31/21
Ordinary income (including any short-term capital gains)	$358,168,433	$195,661,344
Long-term capital gains	1,906,003,992	1,403,852,951
Total distributions	$2,264,172,425	$1,599,514,295
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 5/31/22
Cost of investments	$17,038,411,058
Gross appreciation	8,512,447,499
Gross depreciation	(1,083,365,462)
Net unrealized appreciation (depreciation)	$ 7,429,082,037
Undistributed ordinary income	195,336,522
Undistributed long-term capital gain	1,105,404,050
Other temporary differences	(8,633,112)
Total distributable earnings (loss)	$ 8,721,189,497
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to
37

Notes to Financial Statements  - continued
Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 5/31/22	Year ended 5/31/21
Class A	$217,763,508	$154,672,142
Class B	1,129,603	1,208,383
Class C	17,012,360	19,216,979
Class I	832,113,114	606,917,497
Class R1	901,313	605,361
Class R2	15,548,735	12,057,297
Class R3	102,200,406	76,000,365
Class R4	78,381,372	62,034,522
Class R6	999,122,014	666,801,749
Total	$2,264,172,425	$1,599,514,295
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.80%
In excess of $2 billion and up to $10 billion	0.70%
In excess of $10 billion and up to $15 billion	0.65%
In excess of $15 billion and up to $20 billion	0.55%
In excess of $20 billion and up to $25 billion	0.50%
In excess of $25 billion and up to $30 billion	0.45%
In excess of $30 billion and up to $35 billion	0.43%
In excess of $35 billion	0.41%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until September 30, 2023. For the year ended May 31, 2022, this management fee reduction amounted to $4,064,487, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2022 was equivalent to an annual effective rate of 0.59% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $24,262 for the year ended May 31, 2022, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
38

Notes to Financial Statements  - continued
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 7,076,423
Class B	0.75%	0.25%	1.00%	1.00%	149,193
Class C	0.75%	0.25%	1.00%	1.00%	2,091,397
Class R1	0.75%	0.25%	1.00%	1.00%	109,808
Class R2	0.25%	0.25%	0.50%	0.50%	980,592
Class R3	—	0.25%	0.25%	0.25%	3,307,260
Total Distribution and Service Fees					$13,714,673
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2022 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended May 31, 2022, this rebate amounted to $804 and $4 for Class A and Class R3, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2022, were as follows:
Amount
Class A	$523
Class B	3,092
Class C	1,262
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended May 31, 2022, the fee was $520,266, which equated to 0.0017% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs
39

Notes to Financial Statements  - continued
which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2022, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $18,683,656.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2022 was equivalent to an annual effective rate of 0.0020% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended May 31, 2022, the fund engaged in sale transactions pursuant to this policy, which amounted to $4,039,202. The sales transactions resulted in net realized gains (losses) of $1,186,572.
(4) Portfolio Securities
For the year ended May 31, 2022, purchases and sales of investments, other than short-term obligations, aggregated $2,906,196,711 and $5,214,739,845, respectively.
40

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 5/31/22		Year ended 5/31/21
	Shares	Amount	Shares	Amount
Shares sold
Class A	10,279,910	$495,582,124	10,188,175	$510,557,343
Class B	1,926	94,710	2,376	112,694
Class C	34,925	1,610,985	82,712	3,695,600
Class I	20,052,793	1,069,026,618	27,774,216	1,475,371,115
Class R1	23,934	1,099,404	51,869	2,390,769
Class R2	506,846	23,169,895	708,988	33,032,124
Class R3	7,979,778	410,670,659	4,253,721	211,328,017
Class R4	3,231,877	164,071,767	4,944,841	250,877,442
Class R6	33,455,875	1,649,747,940	40,416,023	2,048,179,078
	75,567,864	$3,815,074,102	88,422,921	$4,535,544,182
Shares issued to shareholders in reinvestment of distributions
Class A	3,702,121	$193,620,921	2,715,673	$136,299,607
Class B	20,645	1,014,099	23,072	1,095,693
Class C	361,686	16,731,614	420,393	18,896,653
Class I	13,385,203	742,878,767	9,984,602	528,784,496
Class R1	19,238	901,313	13,293	605,360
Class R2	321,831	15,496,148	257,545	11,988,708
Class R3	1,971,839	102,200,405	1,527,032	76,000,365
Class R4	1,345,419	70,607,593	1,118,326	56,218,250
Class R6	18,110,430	951,884,189	12,517,258	629,743,270
	39,238,412	$2,095,335,049	28,577,194	$1,459,632,402
Shares reacquired
Class A	(15,293,387)	$(762,719,283)	(15,940,030)	$(799,575,038)
Class B	(204,959)	(9,719,254)	(231,307)	(10,978,505)
Class C	(2,757,292)	(121,228,370)	(4,874,044)	(219,759,973)
Class I	(52,340,999)	(2,750,887,414)	(45,272,015)	(2,381,574,792)
Class R1	(47,286)	(2,169,741)	(68,491)	(3,143,462)
Class R2	(1,394,678)	(66,449,940)	(1,761,552)	(81,643,838)
Class R3	(11,275,088)	(571,149,040)	(9,797,063)	(487,293,200)
Class R4	(8,176,489)	(416,568,844)	(7,010,934)	(353,335,832)
Class R6	(41,125,810)	(2,098,888,251)	(60,652,521)	(2,996,680,377)
	(132,615,988)	$(6,799,780,137)	(145,607,957)	$(7,333,985,017)
41

Notes to Financial Statements  - continued
	Year ended 5/31/22		Year ended 5/31/21
	Shares	Amount	Shares	Amount
Net change
Class A	(1,311,356)	$(73,516,238)	(3,036,182)	$(152,718,088)
Class B	(182,388)	(8,610,445)	(205,859)	(9,770,118)
Class C	(2,360,681)	(102,885,771)	(4,370,939)	(197,167,720)
Class I	(18,903,003)	(938,982,029)	(7,513,197)	(377,419,181)
Class R1	(4,114)	(169,024)	(3,329)	(147,333)
Class R2	(566,001)	(27,783,897)	(795,019)	(36,623,006)
Class R3	(1,323,471)	(58,277,976)	(4,016,310)	(199,964,818)
Class R4	(3,599,193)	(181,889,484)	(947,767)	(46,240,140)
Class R6	10,440,495	502,743,878	(7,719,240)	(318,758,029)
	(17,809,712)	$(889,370,986)	(28,607,842)	$(1,338,808,433)
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund was the owner of record of approximately 21% of the value of outstanding voting shares of the fund. In addition, the MFS Aggressive Growth Allocation Fund, the MFS Conservative Allocation Fund, the MFS Growth Allocation Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, the MFS Lifetime 2065 Fund, the MFS Lifetime Income Fund, and the MFS Moderate Allocation Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.
Effective at the close of business on May 29, 2015, purchases of the fund were closed to new investors subject to certain exceptions. Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an
42

Notes to Financial Statements  - continued
agreed upon spread. For the year ended May 31, 2022, the fund’s commitment fee and interest expense were $112,973 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
Hirose Electric Co. Ltd.	$374,535,903	$—	$10,410,178	$2,238,575	$(9,467,667)	$356,896,633
IMI PLC	410,368,340	—	10,633,293	4,013,905	(102,194,437)	301,554,515
ITO EN Ltd.	327,922,988	—	$70,370,418	30,831,713	(96,457,788)	191,926,495
Kobayashi Pharmaceutical Co. Ltd.*	365,736,195	—	55,769,450	35,518,527	(116,487,046)	—
MFS Institutional Money Market Portfolio	1,317,578,260	3,605,878,438	4,003,934,478	7,710	(7,710)	919,522,220
Nihon Kohden Corp.*	212,897,434	—	126,438,802	36,307,526	(51,573,172)	—
ROHTO Pharmaceutical Co. Ltd.	215,154,169	—	$30,868,403	(1,858,472)	14,368,274	196,795,568
Toyo Suisan Kaisha Ltd.	293,282,793	—	7,298,356	376,731	(19,693,164)	266,668,004
	$3,517,476,082	$3,605,878,438	$4,315,723,378	$107,436,215	$(381,512,710)	$2,233,363,435

Affiliated Issuers	Dividend Income	Capital Gain Distributions
Hirose Electric Co. Ltd.	$8,616,657	$—
IMI PLC	5,403,218	—
ITO EN Ltd.	1,584,100	—
Kobayashi Pharmaceutical Co. Ltd.*	—	—
MFS Institutional Money Market Portfolio	1,120,296	—
Nihon Kohden Corp.*	—	—
ROHTO Pharmaceutical Co. Ltd.	2,332,313	—
Toyo Suisan Kaisha Ltd.	4,936,942	—
	$23,993,526	$—
*Held at period end. No longer considered an affiliated issuer.
(8) Redemptions In-Kind
On January 4, 2022, the fund recorded a redemption in-kind of portfolio securities and cash that was valued at $47,715,899.  The redeeming shareholder generally receives a pro rata share of the securities held by the fund.  The distribution of such securities
43

Notes to Financial Statements  - continued
generated a realized gain of $26,667,425 for the fund, which is included in Net realized gain (loss) in the Statement of Operations. For tax purposes, no gains or losses were recognized with respect to the portfolio securities redeemed in-kind.
On January 24, 2022, the fund recorded a redemption in-kind of portfolio securities and cash that was valued at $96,654,502.  The redeeming shareholder generally receives a pro rata share of the securities held by the fund.  The distribution of such securities generated a realized gain of $49,677,921 for the fund, which is included in Net realized gain (loss) in the Statement of Operations. For tax purposes, no gains or losses were recognized with respect to the portfolio securities redeemed in-kind.
(9) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(10) Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
44

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS International Intrinsic Value Fund and the Board of Trustees of MFS Series Trust X
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS International Intrinsic Value Fund (the “Fund”) (one of the funds constituting MFS Series Trust X (the “Trust”)), including the portfolio of investments, as of May 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust X) at May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
45

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
July 15, 2022
46

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of July 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	137	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	137	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	137	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	137	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	137	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	137	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	137	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
47

Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	137	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	137	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	137	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	137	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	137	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
David L. DiLorenzo (k) (age 53)	President	July 2005	137	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	137	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	137	Massachusetts Financial Services Company, Vice President and Senior Counsel
48

Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux(k) (age 45)	Chief Compliance Officer	March 2022	137	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	137	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	137	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	137	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed
49

Trustees and Officers -continued
terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Philip Evans Benjamin Stone
50

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its March 2022 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2021 to December 31, 2021 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively in all material respects and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
51

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2022 income tax forms in January 2023. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $2,230,543,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 7.00% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
52

Federal Tax Information (unaudited) - continued
Income derived from foreign sources was $431,579,593. The fund intends to pass through foreign tax credits of $46,567,461 for the fiscal year.
53

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
54

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
55

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
May 31, 2022
MFS® Asset Allocation Funds
MFS® Conservative Allocation Fund
MFS® Moderate Allocation Fund
MFS® Growth Allocation Fund
MFS® Aggressive Growth Allocation Fund
AAF-ANN

MFS® Asset Allocation Funds
Contact information	back cover
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Global markets have recently been buffeted by a series of crosscurrents, including rising inflation, tighter financial conditions, the continued spread of the coronavirus (particularly in Asia), and the evolving geopolitical landscape in the wake of Russia’s invasion of Ukraine. Consequently, at a time when global growth faces multiple headwinds, central banks have been presented with the challenge of reining in rising prices without tipping economies into recession. At its June meeting, the US Federal Reserve undertook a 0.75% rate hike, its largest since 1994. Additional larger-than-normal hikes are expected in coming meetings as the Fed seeks to move policy into restrictive territory by year-end to slow the economy and dampen inflation. Richly valued, rate-sensitive growth equities have been hit particularly hard by higher interest rates, and volatility in credit markets has picked up too.
There are, however, encouraging signs for the markets. The latest wave of COVID-19 cases appears to be receding in Asia, cases outside of Asia remain well below prior peaks, and fewer are seriously ill. Meanwhile, unemployment is low and there are signs that some global supply chain bottlenecks are beginning to ease, though lingering coronavirus restrictions in China and disruptions stemming from Russia’s invasion of Ukraine could hamper these advances. Additionally, easier Chinese monetary and regulatory policies and the record pace of corporate stock buybacks are supportive elements, albeit in an otherwise turbulent investment environment.
It is important to have a deep understanding of company fundamentals during times of market transition, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
July 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

Portfolio Composition
MFS Conservative Allocation Fund
Portfolio target allocation
Portfolio actual allocation

Portfolio holdings
MFS Total Return Bond Fund	14.8%
MFS Limited Maturity Fund	9.9%
MFS Inflation-Adjusted Bond Fund	9.8%
MFS Government Securities Fund	9.8%
MFS Global Opportunistic Bond Fund	6.9%
MFS Research Fund	6.2%
MFS Value Fund	6.1%
MFS Growth Fund	5.9%
MFS Mid Cap Value Fund	4.1%
MFS High Income Fund	4.1%
MFS Mid Cap Growth Fund	4.0%
MFS Research International Fund	3.6%
MFS Global Real Estate Fund	2.0%
MFS Emerging Markets Debt Fund	2.0%
MFS Emerging Markets Debt Local Currency Fund	2.0%
MFS Commodity Strategy Fund	2.0%
MFS International Large Cap Value Fund	1.5%
MFS International Growth Fund	1.5%
MFS International Intrinsic Value Fund	1.5%
MFS New Discovery Value Fund	1.0%
MFS New Discovery Fund	1.0%
Cash & Cash Equivalents	0.3%
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. MFS endeavors to fully invest all MFS funds-of-funds in underlying funds on a daily basis. Any divergence from 0.0% in Cash & Cash Equivalents is typically due to the timing of fund subscriptions/redemptions and the settlement of subsequent investment in/divestment from the underlying funds. While the MFS funds-of-funds' subscriptions/redemptions are processed at the same day NAV of the underlying funds, a positive/negative cash balance will be reflected on the MFS funds-of-funds' Statements of Assets and Liabilities until the trades with the underlying funds settle, which is typically two business days. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of May 31, 2022.
The portfolio is actively managed and current holdings may be different.

Portfolio Composition - continued
MFS Moderate Allocation Fund
Portfolio target allocation
Portfolio actual allocation

Portfolio holdings
MFS Government Securities Fund	9.9%
MFS Total Return Bond Fund	8.9%
MFS Value Fund	8.2%
MFS Research Fund	8.2%
MFS Growth Fund	7.7%
MFS Mid Cap Value Fund	7.3%
MFS Inflation-Adjusted Bond Fund	6.9%
MFS Mid Cap Growth Fund	6.7%
MFS Research International Fund	5.0%
MFS Global Opportunistic Bond Fund	4.9%
MFS High Income Fund	4.1%
MFS Commodity Strategy Fund	3.2%
MFS Global Real Estate Fund	3.0%
MFS Emerging Markets Debt Fund	3.0%
MFS International Large Cap Value Fund	2.0%
MFS International Growth Fund	2.0%
MFS Emerging Markets Debt Local Currency Fund	2.0%
MFS International Intrinsic Value Fund	2.0%
MFS New Discovery Value Fund	1.5%
MFS New Discovery Fund	1.4%
MFS International New Discovery Fund	1.0%
MFS Emerging Markets Equity Fund	1.0%
Cash & Cash Equivalents	0.1%
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. MFS endeavors to fully invest all MFS funds-of-funds in underlying funds on a daily basis. Any divergence from 0.0% in Cash & Cash Equivalents is typically due to the timing of fund subscriptions/redemptions and the settlement of subsequent investment in/divestment from the underlying funds. While the MFS funds-of-funds' subscriptions/redemptions are processed at the same day NAV of the underlying funds, a positive/negative cash balance will be reflected on the MFS funds-of-funds' Statements of Assets and Liabilities until the trades with the underlying funds settle, which is typically two business days. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of May 31, 2022.
The portfolio is actively managed and current holdings may be different.

Portfolio Composition - continued
MFS Growth Allocation Fund
Portfolio target allocation
Portfolio actual allocation

Portfolio holdings
MFS Value Fund	10.3%
MFS Research Fund	10.2%
MFS Growth Fund	9.5%
MFS Mid Cap Value Fund	9.3%
MFS Mid Cap Growth Fund	8.5%
MFS Research International Fund	7.0%
MFS Inflation-Adjusted Bond Fund	5.0%
MFS Commodity Strategy Fund	4.4%
MFS High Income Fund	4.0%
MFS Global Real Estate Fund	4.0%
MFS International Large Cap Value Fund	3.0%
MFS International Growth Fund	3.0%
MFS Emerging Markets Debt Fund	3.0%
MFS Total Return Bond Fund	3.0%
MFS Global Opportunistic Bond Fund	2.9%
MFS International Intrinsic Value Fund	2.9%
MFS New Discovery Value Fund	2.1%
MFS Emerging Markets Debt Local Currency Fund	2.0%
MFS International New Discovery Fund	2.0%
MFS Emerging Markets Equity Fund	1.9%
MFS New Discovery Fund	1.8%
Cash & Cash Equivalents	0.2%
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. MFS endeavors to fully invest all MFS funds-of-funds in underlying funds on a daily basis. Any divergence from 0.0% in Cash & Cash Equivalents is typically due to the timing of fund subscriptions/redemptions and the settlement of subsequent investment in/divestment from the underlying funds. While the MFS funds-of-funds' subscriptions/redemptions are processed at the same day NAV of the underlying funds, a positive/negative cash balance will be reflected on the MFS funds-of-funds' Statements of Assets and Liabilities until the trades with the underlying funds settle, which is typically two business days. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of May 31, 2022.
The portfolio is actively managed and current holdings may be different.

Portfolio Composition - continued
MFS Aggressive Growth Allocation Fund
Portfolio target allocation
Portfolio actual allocation

Portfolio holdings
MFS Value Fund	12.2%
MFS Growth Fund	11.6%
MFS Research Fund	11.1%
MFS Mid Cap Value Fund	10.2%
MFS Mid Cap Growth Fund	9.7%
MFS Research International Fund	8.0%
MFS Commodity Strategy Fund	5.2%
MFS International Large Cap Value Fund	5.0%
MFS Global Real Estate Fund	5.0%
MFS International Growth Fund	5.0%
MFS International Intrinsic Value Fund	5.0%
MFS International New Discovery Fund	4.0%
MFS Emerging Markets Equity Fund	3.0%
MFS New Discovery Value Fund	2.5%
MFS New Discovery Fund	2.4%
Cash & Cash Equivalents	0.1%
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. MFS endeavors to fully invest all MFS funds-of-funds in underlying funds on a daily basis. Any divergence from 0.0% in Cash & Cash Equivalents is typically due to the timing of fund subscriptions/redemptions and the settlement of subsequent investment in/divestment from the underlying funds. While the MFS funds-of-funds' subscriptions/redemptions are processed at the same day NAV of the underlying funds, a positive/negative cash balance will be reflected on the MFS funds-of-funds' Statements of Assets and Liabilities until the trades with the underlying funds settle, which is typically two business days. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of May 31, 2022.
The portfolio is actively managed and current holdings may be different.

Management Review
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, have kept supply chains stretched for longer than expected. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns from goods to services, straining already tight labor markets in most developed economies. As a result of Russia’s invasion of Ukraine, geopolitical considerations such as sanctions and trade bans have resulted in additional supply chain tumult and soaring global energy prices. Taken together, these factors have contributed to significant upticks in market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on corralling inflation, although investors expected varying degrees of action from the central banks. The Fed was expected to be the most hawkish developed market central bank and the European Central Bank less so, given the growth-deleting effects on Europe's economy stemming from the invasion.
Against an environment of rising labor and raw materials prices, higher interest rates and waning fiscal and monetary stimulus, investor anxiety increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that a few supply chain bottlenecks (particularly semiconductors) may be easing, low levels of unemployment across developed markets and loosening coronavirus restrictions were supportive factors for the macroeconomic backdrop.
MFS Conservative Allocation Fund
Summary of Results
For the twelve months ended May 31, 2022, Class A shares of the MFS Conservative Allocation Fund (fund) provided a total return of -5.85%, at net asset value. This compares with a return of -8.22% for the fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index. The fund’s other benchmark, the MFS Conservative Allocation Fund Blended Index (Blended Index), generated a return of -5.11%. The Blended Index reflects the blended returns of equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.
Factors Affecting Performance
The fund's allocation to US stock funds was the largest detractor from relative performance. Within the US stock funds segment, the fund’s investments in small-cap and mid-cap funds, particularly within growth-orientated strategies, detracted from relative performance as smaller cap stocks generally underperformed larger cap stocks and as growth stocks generally underperformed value stocks.
The fund's allocation to international stock funds marginally detracted from relative returns, led by weak relative performance of the MFS International Intrinsic Value Fund, which is not a traditional value portfolio and lagged its respective benchmark in an environment where traditional value came into favor.
Conversely, the fund's broad diversification across the fixed income segment contributed to relative performance. Within this segment, the fund's exposure to the MFS Inflation-Adjusted Bond Fund in a rising inflationary environment and MFS Limited Maturity Fund in a rising rate environment bolstered relative results.
Within the specialty funds segment, the MFS Commodity Strategy Fund and MFS Global Real Estate Fund supported relative performance as both funds outperformed their respective benchmarks. On an absolute basis, the fund’s allocation to the MFS Commodity Strategy Fund helped performance as this strategy performed well during the rising inflationary environment and outperformed both the fixed income and equity segments, which came under pressure over the reporting period.
MFS Moderate Allocation Fund
Summary of Results
For the twelve months ended May 31, 2022, Class A shares of the MFS Moderate Allocation Fund (fund) provided a total return of -6.00%, at net asset value. This compares with a return of -0.30% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index. The fund’s other benchmark, the MFS Moderate Allocation Fund Blended Index (Blended Index), generated a return of -3.70%. The Blended Index reflects the blended returns of equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Management Review - continued
Factors Affecting Performance
The fund's allocation to US stock funds was the largest detractor from relative performance. Within the US stock funds segment, the fund’s investments in small-cap and mid-cap funds, particularly within growth-orientated strategies, detracted from relative performance as smaller cap stocks generally underperformed larger cap stocks and as growth stocks generally underperformed value stocks.
The fund’s allocation to international stock funds detracted from relative returns, led by weak relative performance of the MFS Emerging Markets Equity Fund and MFS International Intrinsic Value Fund as both funds lagged their respective benchmarks.
Conversely, the fund’s broad diversification across the fixed income segment contributed to relative performance. Within this segment, the fund’s exposure to the MFS Inflation-Adjusted Bond Fund in a rising inflationary environment bolstered relative results.
Within the specialty funds segment, the MFS Commodity Strategy Fund and MFS Global Real Estate Fund supported relative performance as both funds outperformed their respective benchmarks. On an absolute basis, the fund’s allocation to the MFS Commodity Strategy Fund helped performance as this strategy performed well during the rising inflationary environment and outperformed both the fixed income and equity segments, which came under pressure over the reporting period.
MFS Growth Allocation Fund
Summary of Results
For the twelve months ended May 31, 2022, Class A shares of the MFS Growth Allocation Fund (fund) provided a total return of -5.71%, at net asset value. This compares with a return of -0.30% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index. The fund’s other benchmark, the MFS Growth Allocation Fund Blended Index (Blended Index), generated a return of -2.53%. The Blended Index reflects the blended returns of equity market indices, with percentage allocations to each index designed to resemble the equity allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.
Factors Affecting Performance
The fund's allocation to US stock funds was the largest detractor from relative performance. Within the US stock funds segment, the fund’s investments in small-cap and mid-cap funds, particularly within growth-orientated strategies, detracted from relative performance as smaller cap stocks generally underperformed larger cap stocks and as growth stocks generally underperformed value stocks.
The fund's allocation to international stock funds also detracted from relative returns, led by weak relative performance of the MFS Emerging Markets Equity Fund and MFS International Intrinsic Value Fund as both funds lagged their respective benchmarks.
Conversely, the fund's broad diversification across the fixed income segment contributed to relative performance. Within this segment, the fund's exposure to the MFS Inflation-Adjusted Bond Fund in a rising inflationary environment bolstered relative results.
Within the specialty funds segment, the MFS Commodity Strategy Fund and MFS Global Real Estate Fund supported relative performance as both funds outperformed its respective benchmarks. On an absolute basis, the fund’s allocation to the MFS Commodity Strategy Fund helped performance as this strategy performed well during the rising inflationary environment and outperformed both the fixed income and equity segments, which came under pressure over the reporting period.
MFS Aggressive Growth Allocation Fund
Summary of Results
For the twelve months ended May 31, 2022, Class A shares of the MFS Aggressive Growth Allocation Fund (fund) provided a total return of -5.84%, at net asset value. This compares with a return of -0.30% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index. The fund’s other benchmark, the MFS Aggressive Growth Allocation Fund Blended Index (Blended Index), generated a return of -1.71%. The Blended Index reflects the blended returns of equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.
Factors Affecting Performance
The fund's allocation to US stock funds was the largest detractor from relative performance. Within the US stock funds segment, the fund’s investments in small-cap and mid-cap funds, particularly within growth-orientated strategies, detracted from relative performance as smaller cap stocks generally underperformed larger cap stocks and as growth stocks generally underperformed value stocks.
The fund’s allocation to international stock funds also detracted from relative returns, led by weak relative performance of the MFS Emerging Markets Equity Fund and MFS International Intrinsic Value Fund as both funds lagged their respective benchmarks.

Management Review - continued
Conversely, within the specialty funds segment, the MFS Commodity Strategy Fund and MFS Global Real Estate Fund supported relative performance as both funds outperformed its respective benchmarks. On an absolute basis, the fund’s allocation to the MFS Commodity Strategy Fund helped performance as this strategy performed well during the rising inflationary environment and outperformed both the fixed income and equity segments, which came under pressure over the reporting period.
Respectfully,
Portfolio Manager(s)
Joseph Flaherty and Natalie Shapiro
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Performance Summary THROUGH 5/31/22
The following charts illustrate a representative class of each fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
MFS Conservative Allocation Fund
Growth of a Hypothetical $10,000 Investment
Total Returns through 5/31/22
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	6/28/02	(5.85)%	5.31%	5.68%	N/A
B	6/28/02	(6.58)%	4.52%	4.89%	N/A
C	6/28/02	(6.55)%	4.51%	4.89%	N/A
I	6/28/02	(5.63)%	5.57%	5.95%	N/A
R1	4/01/05	(6.51)%	4.52%	4.90%	N/A
R2	10/31/03	(6.11)%	5.04%	5.41%	N/A
R3	4/01/05	(5.86)%	5.30%	5.68%	N/A
R4	4/01/05	(5.57)%	5.58%	5.96%	N/A
R6	9/30/21	N/A	N/A	N/A	(6.95)%
Comparative benchmark(s)

Bloomberg U.S. Aggregate Bond Index (f)	(8.22)%	(1.18)%	1.71%	N/A
MFS Conservative Allocation Fund Blended Index (f)(w)	(5.11)%	5.28%	5.90%	N/A
Bloomberg Commodity Index (f)	41.85%	10.85%	0.86%	N/A
FTSE EPRA Nareit Developed Real Estate Index (net div) (f)	(4.45)%	3.97%	6.31%	N/A
MSCI EAFE Index (net div) (f)	(10.38)%	4.17%	7.15%	N/A
Standard & Poor’s 500 Stock Index (f)	(0.30)%	13.38%	14.40%	N/A

Performance Summary  - continued
Average annual with sales charge
Share Class	1-yr	5-yr	10-yr	Life (t)
A With Initial Sales Charge (5.75%)	(11.27)%	4.07%	5.06%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	(10.21)%	4.18%	4.89%	N/A
C With CDSC (1% for 12 months) (v)	(7.46)%	4.51%	4.89%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
(w)	The MFS Conservative Allocation Fund Blended Index (a custom index) was comprised of the following at the beginning and at the end of the reporting period:
	5/31/22	5/31/21
Bloomberg U.S. Aggregate Bond Index	60%	60%
Standard & Poor’s 500 Stock Index	28%	28%
MSCI EAFE Index (net div)	8%	8%
FTSE EPRA Nareit Developed Real Estate Index (net div)	2%	2%
Bloomberg Commodity Index	2%	2%

Performance Summary  - continued
MFS Moderate Allocation Fund
Growth of a Hypothetical $10,000 Investment
Total Returns through 5/31/22
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	6/28/02	(6.00)%	7.05%	7.62%	N/A
B	6/28/02	(6.71)%	6.25%	6.81%	N/A
C	6/28/02	(6.70)%	6.25%	6.81%	N/A
I	6/28/02	(5.73)%	7.32%	7.89%	N/A
R1	4/01/05	(6.69)%	6.24%	6.81%	N/A
R2	10/31/03	(6.24)%	6.78%	7.34%	N/A
R3	4/01/05	(6.01)%	7.05%	7.62%	N/A
R4	4/01/05	(5.78)%	7.31%	7.88%	N/A
R6	9/30/21	N/A	N/A	N/A	(7.39)%
Comparative benchmark(s)

Standard & Poor’s 500 Stock Index (f)	(0.30)%	13.38%	14.40%	N/A
MFS Moderate Allocation Fund Blended Index (f)(w)	(3.70)%	7.18%	7.83%	N/A
Bloomberg Commodity Index (f)	41.85%	10.85%	0.86%	N/A
Bloomberg U.S. Aggregate Bond Index (f)	(8.22)%	1.18%	1.71%	N/A
FTSE EPRA Nareit Developed Real Estate Index (net div) (f)	(4.45)%	3.97%	6.31%	N/A
MSCI EAFE Index (net div) (f)	(10.38)%	4.17%	7.15%	N/A
Average annual with sales charge

A With Initial Sales Charge (5.75%)	(11.41)%	5.79%	6.98%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	(10.27)%	5.93%	6.81%	N/A
C With CDSC (1% for 12 months) (v)	(7.59)%	6.25%	6.81%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Performance Summary  - continued
(w)	The MFS Moderate Allocation Fund Blended Index (a custom index) was comprised of the following at the beginning and at the end of the reporting period:
	5/31/22	5/31/21
Standard & Poor’s 500 Stock Index	41%	41%
Bloomberg U.S. Aggregate Bond Index	40%	40%
MSCI EAFE Index (net div)	13%	13%
Bloomberg Commodity Index	3%	3%
FTSE EPRA Nareit Developed Real Estate Index (net div)	3%	3%

Performance Summary  - continued
MFS Growth Allocation Fund
Growth of a Hypothetical $10,000 Investment
Total Returns through 5/31/22
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	6/28/02	(5.71)%	8.63%	9.43%	N/A
B	6/28/02	(6.40)%	7.82%	8.61%	N/A
C	6/28/02	(6.42)%	7.81%	8.61%	N/A
I	6/28/02	(5.51)%	8.89%	9.70%	N/A
R1	4/01/05	(6.45)%	7.81%	8.60%	N/A
R2	10/31/03	(5.92)%	8.35%	9.16%	N/A
R3	4/01/05	(5.71)%	8.62%	9.43%	N/A
R4	4/01/05	(5.50)%	8.89%	9.69%	N/A
R6	9/30/21	N/A	N/A	N/A	(7.27)%
Comparative benchmark(s)

Standard & Poor’s 500 Stock Index (f)	(0.30)%	13.38%	14.40%	N/A
MFS Growth Allocation Fund Blended Index (f)(w)	(2.53)%	8.81%	9.63%	N/A
Bloomberg Commodity Index (f)	41.85%	10.85%	0.86%	N/A
Bloomberg U.S. Aggregate Bond Index (f)	(8.22)%	1.18%	1.71%	N/A
FTSE EPRA Nareit Developed Real Estate Index (net div) (f)	(4.45)%	3.97%	6.31%	N/A
MSCI EAFE Index (net div) (f)	(10.38)%	4.17%	7.15%	N/A
Average annual with sales charge

A With Initial Sales Charge (5.75%)	(11.13)%	7.35%	8.78%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	(9.93)%	7.52%	8.61%	N/A
C With CDSC (1% for 12 months) (v)	(7.30)%	7.81%	8.61%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Performance Summary  - continued
(w)	The MFS Growth Allocation Fund Blended Index (a custom index) was comprised of the following at the beginning and at the end of the reporting period:
	5/31/22	5/31/21
Standard & Poor's 500 Stock Index	52%	52%
Bloomberg U.S. Aggregate Bond Index	20%	20%
MSCI EAFE Index (net div)	20%	20%
Bloomberg Commodity Index	4%	4%
FTSE EPRA Nareit Developed Real Estate Index (net div)	4%	4%

Performance Summary  - continued
MFS Aggressive Growth Allocation Fund
Growth of a Hypothetical $10,000 Investment
Total Returns through 5/31/22
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	6/28/02	(5.84)%	9.89%	10.99%	N/A
B	6/28/02	(6.54)%	9.07%	10.16%	N/A
C	6/28/02	(6.56)%	9.06%	10.16%	N/A
I	6/28/02	(5.61)%	10.16%	11.26%	N/A
R1	4/01/05	(6.56)%	9.06%	10.16%	N/A
R2	10/31/03	(6.10)%	9.60%	10.70%	N/A
R3	4/01/05	(5.81)%	9.88%	10.99%	N/A
R4	4/01/05	(5.60)%	10.16%	11.28%	N/A
R6	9/30/21	N/A	N/A	N/A	(7.35)%
Comparative benchmark(s)

Standard & Poor’s 500 Stock Index (f)	(0.30)%	13.38%	14.40%	N/A
MFS Aggressive Growth Allocation Fund Blended Index (f)(w)	(1.71)%	10.08%	11.21%	N/A
Bloomberg Commodity Index (f)	41.85%	10.85%	0.86%	N/A
FTSE EPRA Nareit Developed Real Estate Index (net div) (f)	(4.45)%	3.97%	6.31%	N/A
MSCI EAFE Index (net div) (f)	(10.38)%	4.17%	7.15%	N/A
Average annual with sales charge

A With Initial Sales Charge (5.75%)	(11.25)%	8.60%	10.33%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	(10.07)%	8.79%	10.16%	N/A
C With CDSC (1% for 12 months) (v)	(7.44)%	9.06%	10.16%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Performance Summary  - continued
(w)	The MFS Aggressive Growth Allocation Fund Blended Index (a custom index) was comprised of the following at the beginning and at the end of the reporting period:
	5/31/22	5/31/21
Standard & Poor's 500 Stock Index	60%	60%
MSCI EAFE Index (net div)	30%	30%
Bloomberg Commodity Index	5%	5%
FTSE EPRA Nareit Developed Real Estate Index (net div)	5%	5%

Performance Summary  - continued
Benchmark Definition(s)
Bloomberg Commodity Index(a) – a highly liquid and diversified benchmark for the commodity futures market. The index tracks trades on futures contracts for physical commodities, such as energy (petroleum, gas), precious metals (gold, silver), industrial metals (zinc, copper), grains (corn, wheat), livestock (pork bellies), among others, and are traded in a variety of currencies.
Bloomberg U.S. Aggregate Bond Index(a) – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.
FTSE EPRA Nareit Developed Real Estate Index(c) (net div) – measures the performance of eligible real estate equities worldwide that generate a majority of their revenue and income through the ownership, disposure and development of income-producing real estate.
MSCI EAFE (Europe, Australasia, Far East) Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
(c)	FTSE International Limited (“FTSE”)© FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. “FT-SE®”, “FOOTSIE®” and “FTSE4GOOD®” are trademarks of the London Stock Exchange Group companies. “Nareit®” is a trademark of the National Association of Real Estate Investment Trusts (“Nareit”) and “EPRA®” is a trademark of the European Public Real Estate Association (“EPRA”) and all are used by FTSE under license. The FTSE EPRA Nareit Developed Real Estate Index is calculated by FTSE. Neither FTSE, Euronext N.V., Nareit, nor EPRA sponsor, endorse, or promote this product and are not in any way connected to it and do not accept any liability. All intellectual property rights in the index values and constituent list vests in FTSE, Euronext N.V., Nareit, and EPRA. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE's express written consent.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers each fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the funds may receive proceeds from litigation settlements, without which performance would be lower.

Expense Tables
Fund expenses borne by the shareholders during the period,
December 1, 2021 through May 31, 2022
As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including distribution and service (12b-1) fees; and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.
In addition to the fees and expenses which each fund bears directly, each fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which each fund invests. Because the underlying funds have varied expenses and fee levels and each fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by each fund will vary. If these transactional and indirect costs were included, your costs would have been higher.
These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2021 through May 31, 2022.
Actual Expenses
The first line for each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Tables - continued
MFS CONSERVATIVE ALLOCATION FUND
Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/21	Ending Account Value 5/31/22	Expenses Paid During Period (p) 12/01/21-5/31/22
A	Actual	0.35%	$1,000.00	$923.31	$1.68
	Hypothetical (h)	0.35%	$1,000.00	$1,023.19	$1.77
B	Actual	1.10%	$1,000.00	$919.26	$5.26
	Hypothetical (h)	1.10%	$1,000.00	$1,019.45	$5.54
C	Actual	1.10%	$1,000.00	$919.56	$5.26
	Hypothetical (h)	1.10%	$1,000.00	$1,019.45	$5.54
I	Actual	0.10%	$1,000.00	$924.19	$0.48
	Hypothetical (h)	0.10%	$1,000.00	$1,024.43	$0.50
R1	Actual	1.10%	$1,000.00	$920.04	$5.27
	Hypothetical (h)	1.10%	$1,000.00	$1,019.45	$5.54
R2	Actual	0.60%	$1,000.00	$921.87	$2.87
	Hypothetical (h)	0.60%	$1,000.00	$1,021.94	$3.02
R3	Actual	0.35%	$1,000.00	$923.11	$1.68
	Hypothetical (h)	0.35%	$1,000.00	$1,023.19	$1.77
R4	Actual	0.10%	$1,000.00	$924.54	$0.48
	Hypothetical (h)	0.10%	$1,000.00	$1,024.43	$0.50
R6	Actual	0.03%	$1,000.00	$924.48	$0.14
	Hypothetical (h)	0.03%	$1,000.00	$1,024.78	$0.15
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

Expense Tables - continued
MFS MODERATE ALLOCATION FUND
Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/21	Ending Account Value 5/31/22	Expenses Paid During Period (p) 12/01/21-5/31/22
A	Actual	0.35%	$1,000.00	$917.16	$1.67
	Hypothetical (h)	0.35%	$1,000.00	$1,023.19	$1.77
B	Actual	1.10%	$1,000.00	$913.84	$5.25
	Hypothetical (h)	1.10%	$1,000.00	$1,019.45	$5.54
C	Actual	1.10%	$1,000.00	$913.68	$5.25
	Hypothetical (h)	1.10%	$1,000.00	$1,019.45	$5.54
I	Actual	0.10%	$1,000.00	$918.70	$0.48
	Hypothetical (h)	0.10%	$1,000.00	$1,024.43	$0.50
R1	Actual	1.10%	$1,000.00	$914.04	$5.25
	Hypothetical (h)	1.10%	$1,000.00	$1,019.45	$5.54
R2	Actual	0.60%	$1,000.00	$916.19	$2.87
	Hypothetical (h)	0.60%	$1,000.00	$1,021.94	$3.02
R3	Actual	0.35%	$1,000.00	$917.27	$1.67
	Hypothetical (h)	0.35%	$1,000.00	$1,023.19	$1.77
R4	Actual	0.10%	$1,000.00	$918.22	$0.48
	Hypothetical (h)	0.10%	$1,000.00	$1,024.43	$0.50
R6	Actual	0.02%	$1,000.00	$919.04	$0.10
	Hypothetical (h)	0.02%	$1,000.00	$1,024.83	$0.10
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

Expense Tables - continued
MFS GROWTH ALLOCATION FUND
Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/21	Ending Account Value 5/31/22	Expenses Paid During Period (p) 12/01/21-5/31/22
A	Actual	0.35%	$1,000.00	$917.32	$1.67
	Hypothetical (h)	0.35%	$1,000.00	$1,023.19	$1.77
B	Actual	1.10%	$1,000.00	$913.85	$5.25
	Hypothetical (h)	1.10%	$1,000.00	$1,019.45	$5.54
C	Actual	1.10%	$1,000.00	$913.66	$5.25
	Hypothetical (h)	1.10%	$1,000.00	$1,019.45	$5.54
I	Actual	0.10%	$1,000.00	$918.18	$0.48
	Hypothetical (h)	0.10%	$1,000.00	$1,024.43	$0.50
R1	Actual	1.10%	$1,000.00	$913.57	$5.25
	Hypothetical (h)	1.10%	$1,000.00	$1,019.45	$5.54
R2	Actual	0.60%	$1,000.00	$916.00	$2.87
	Hypothetical (h)	0.60%	$1,000.00	$1,021.94	$3.02
R3	Actual	0.35%	$1,000.00	$917.12	$1.67
	Hypothetical (h)	0.35%	$1,000.00	$1,023.19	$1.77
R4	Actual	0.10%	$1,000.00	$918.02	$0.48
	Hypothetical (h)	0.10%	$1,000.00	$1,024.43	$0.50
R6	Actual	0.02%	$1,000.00	$918.82	$0.10
	Hypothetical (h)	0.02%	$1,000.00	$1,024.83	$0.10
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

Expense Tables - continued
MFS AGGRESSIVE GROWTH ALLOCATION FUND
Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/21	Ending Account Value 5/31/22	Expenses Paid During Period (p) 12/01/21-5/31/22
A	Actual	0.38%	$1,000.00	$914.52	$1.81
	Hypothetical (h)	0.38%	$1,000.00	$1,023.04	$1.92
B	Actual	1.13%	$1,000.00	$910.97	$5.38
	Hypothetical (h)	1.13%	$1,000.00	$1,019.30	$5.69
C	Actual	1.13%	$1,000.00	$910.78	$5.38
	Hypothetical (h)	1.13%	$1,000.00	$1,019.30	$5.69
I	Actual	0.13%	$1,000.00	$915.51	$0.62
	Hypothetical (h)	0.13%	$1,000.00	$1,024.28	$0.66
R1	Actual	1.13%	$1,000.00	$911.05	$5.38
	Hypothetical (h)	1.13%	$1,000.00	$1,019.30	$5.69
R2	Actual	0.63%	$1,000.00	$913.09	$3.00
	Hypothetical (h)	0.63%	$1,000.00	$1,021.79	$3.18
R3	Actual	0.38%	$1,000.00	$914.52	$1.81
	Hypothetical (h)	0.38%	$1,000.00	$1,023.04	$1.92
R4	Actual	0.13%	$1,000.00	$915.80	$0.62
	Hypothetical (h)	0.13%	$1,000.00	$1,024.28	$0.66
R6	Actual	0.05%	$1,000.00	$916.25	$0.24
	Hypothetical (h)	0.05%	$1,000.00	$1,024.68	$0.25
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

Portfolio of Investments
5/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
MFS Conservative Allocation Fund
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 99.9%
Bond Funds – 59.3%
MFS Emerging Markets Debt Fund - Class R6	6,783,770	$ 83,643,879
MFS Emerging Markets Debt Local Currency Fund - Class R6	15,098,476	83,343,589
MFS Global Opportunistic Bond Fund - Class R6	35,416,436	287,935,623
MFS Government Securities Fund - Class R6	44,336,962	409,673,533
MFS High Income Fund - Class R6	54,731,133	169,119,202
MFS Inflation-Adjusted Bond Fund - Class R6	39,021,791	410,899,456
MFS Limited Maturity Fund - Class R6	71,121,362	411,792,685
MFS Total Return Bond Fund - Class R6	61,987,245	619,252,579
		$ 2,475,660,546
International Stock Funds – 8.1%
MFS International Growth Fund - Class R6	1,671,805	$ 63,110,627
MFS International Intrinsic Value Fund - Class R6	1,469,916	62,794,817
MFS International Large Cap Value Fund - Class R6	5,095,166	63,383,869
MFS Research International Fund - Class R6	7,035,903	147,472,537
		$ 336,761,850
Specialty Funds – 4.0%
MFS Commodity Strategy Fund - Class R6	14,373,552	$ 83,079,130
MFS Global Real Estate Fund - Class R6	4,393,885	84,318,651
		$ 167,397,781
U.S. Stock Funds – 28.3%
MFS Growth Fund - Class R6	1,655,156	$ 247,247,275
MFS Mid Cap Growth Fund - Class R6	6,610,180	165,518,903
MFS Mid Cap Value Fund - Class R6	5,558,173	171,691,951
MFS New Discovery Fund - Class R6	1,517,921	41,090,110
MFS New Discovery Value Fund - Class R6	2,220,410	42,809,500
MFS Research Fund - Class R6	4,897,539	256,826,968
MFS Value Fund - Class R6	5,027,559	255,701,666
		$ 1,180,886,373
Money Market Funds – 0.2%
MFS Institutional Money Market Portfolio, 0.64% (v)	7,733,465	$ 7,733,465
Total Investment Companies (Identified Cost, $3,487,952,790)		$ 4,168,440,015
Other Assets, Less Liabilities – 0.1%		5,159,841
Net Assets – 100.0%		$ 4,173,599,856
See Portfolio Footnotes and Notes to Financial Statements

Portfolio of Investments – continued
MFS Moderate Allocation Fund
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 100.0%
Bond Funds – 39.7%
MFS Emerging Markets Debt Fund - Class R6	16,255,352	$ 200,428,491
MFS Emerging Markets Debt Local Currency Fund - Class R6	24,232,060	133,760,968
MFS Global Opportunistic Bond Fund - Class R6	40,703,743	330,921,434
MFS Government Securities Fund - Class R6	71,485,513	660,526,138
MFS High Income Fund - Class R6	87,985,353	271,874,741
MFS Inflation-Adjusted Bond Fund - Class R6	44,115,042	464,531,396
MFS Total Return Bond Fund - Class R6	59,774,379	597,146,048
		$ 2,659,189,216
International Stock Funds – 13.0%
MFS Emerging Markets Equity Fund - Class R6	2,064,546	$ 66,622,912
MFS International Growth Fund - Class R6	3,561,867	134,460,460
MFS International Intrinsic Value Fund - Class R6	3,079,681	131,563,973
MFS International Large Cap Value Fund - Class R6	10,936,367	136,048,402
MFS International New Discovery Fund - Class R6	2,087,724	66,744,542
MFS Research International Fund - Class R6	16,066,293	336,749,493
		$ 872,189,782
Specialty Funds – 6.2%
MFS Commodity Strategy Fund - Class R6	36,453,310	$ 210,700,131
MFS Global Real Estate Fund - Class R6	10,579,679	203,024,043
		$ 413,724,174
U.S. Stock Funds – 41.0%
MFS Growth Fund - Class R6	3,447,329	$ 514,962,048
MFS Mid Cap Growth Fund - Class R6	17,982,584	450,283,906
MFS Mid Cap Value Fund - Class R6	15,728,115	485,841,457
MFS New Discovery Fund - Class R6	3,522,207	95,346,143
MFS New Discovery Value Fund - Class R6	5,368,649	103,507,549
MFS Research Fund - Class R6	10,457,696	548,401,577
MFS Value Fund - Class R6	10,837,463	551,193,371
		$ 2,749,536,051
Money Market Funds – 0.1%
MFS Institutional Money Market Portfolio, 0.64% (v)	5,161,027	$ 5,161,027
Total Investment Companies (Identified Cost, $4,879,193,331)		$ 6,699,800,250
Other Assets, Less Liabilities – 0.0%		2,467,101
Net Assets – 100.0%		$ 6,702,267,351
See Portfolio Footnotes and Notes to Financial Statements

Portfolio of Investments – continued
MFS Growth Allocation Fund
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 100.0%
Bond Funds – 19.9%
MFS Emerging Markets Debt Fund - Class R6	14,861,107	$ 183,237,446
MFS Emerging Markets Debt Local Currency Fund - Class R6	22,220,341	122,656,283
MFS Global Opportunistic Bond Fund - Class R6	22,471,047	182,689,616
MFS High Income Fund - Class R6	81,082,700	250,545,543
MFS Inflation-Adjusted Bond Fund - Class R6	29,117,367	306,605,869
MFS Total Return Bond Fund - Class R6	18,306,188	182,878,819
		$ 1,228,613,576
International Stock Funds – 19.8%
MFS Emerging Markets Equity Fund - Class R6	3,734,399	$ 120,509,064
MFS International Growth Fund - Class R6	4,894,675	184,773,980
MFS International Intrinsic Value Fund - Class R6	4,213,480	179,999,861
MFS International Large Cap Value Fund - Class R6	15,116,912	188,054,381
MFS International New Discovery Fund - Class R6	3,810,290	121,814,970
MFS Research International Fund - Class R6	20,590,889	431,585,030
		$ 1,226,737,286
Specialty Funds – 8.4%
MFS Commodity Strategy Fund - Class R6	47,036,487	$ 271,870,893
MFS Global Real Estate Fund - Class R6	12,962,352	248,747,533
		$ 520,618,426
U.S. Stock Funds – 51.7%
MFS Growth Fund - Class R6	3,932,529	$ 587,441,178
MFS Mid Cap Growth Fund - Class R6	20,917,023	523,762,248
MFS Mid Cap Value Fund - Class R6	18,708,448	577,903,960
MFS New Discovery Fund - Class R6	4,198,629	113,656,895
MFS New Discovery Value Fund - Class R6	6,603,607	127,317,535
MFS Research Fund - Class R6	11,971,330	627,776,569
MFS Value Fund - Class R6	12,537,075	637,635,658
		$ 3,195,494,043
Money Market Funds – 0.2%
MFS Institutional Money Market Portfolio, 0.64% (v)	9,163,193	$ 9,163,193
Total Investment Companies (Identified Cost, $3,948,144,335)		$ 6,180,626,524
Other Assets, Less Liabilities – 0.0%		1,419,500
Net Assets – 100.0%		$ 6,182,046,024
See Portfolio Footnotes and Notes to Financial Statements

Portfolio of Investments – continued
MFS Aggressive Growth Allocation Fund
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 100.0%
International Stock Funds – 30.0%
MFS Emerging Markets Equity Fund - Class R6	2,293,765	$ 74,019,796
MFS International Growth Fund - Class R6	3,254,644	122,862,802
MFS International Intrinsic Value Fund - Class R6	2,837,012	121,197,148
MFS International Large Cap Value Fund - Class R6	9,930,729	123,538,274
MFS International New Discovery Fund - Class R6	3,057,475	97,747,463
MFS Research International Fund - Class R6	9,385,198	196,713,758
		$ 736,079,241
Specialty Funds – 10.2%
MFS Commodity Strategy Fund - Class R6	22,208,724	$ 128,366,427
MFS Global Real Estate Fund - Class R6	6,403,230	122,877,985
		$ 251,244,412
U.S. Stock Funds – 59.7%
MFS Growth Fund - Class R6	1,909,570	$ 285,251,490
MFS Mid Cap Growth Fund - Class R6	9,490,540	237,643,119
MFS Mid Cap Value Fund - Class R6	8,123,467	250,933,890
MFS New Discovery Fund - Class R6	2,185,544	59,162,678
MFS New Discovery Value Fund - Class R6	3,234,132	62,354,074
MFS Research Fund - Class R6	5,202,682	272,828,655
MFS Value Fund - Class R6	5,889,425	299,536,142
		$ 1,467,710,048
Money Market Funds – 0.1%
MFS Institutional Money Market Portfolio, 0.64% (v)	3,096,144	$ 3,096,144
Total Investment Companies (Identified Cost, $1,417,790,032)		$ 2,458,129,845
Other Assets, Less Liabilities – (0.0)%		(181,318)
Net Assets – 100.0%		$ 2,457,948,527
Portfolio Footnotes:
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of each fund’s investments in affiliated issuers were as follows:
Affiliated Issuers
MFS Conservative Allocation Fund	$4,168,440,015
MFS Moderate Allocation Fund	6,699,800,250
MFS Growth Allocation Fund	6,180,626,524
MFS Aggressive Growth Allocation Fund	2,458,129,845
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
See Notes to Financial Statements

Financial Statements
Statements of Assets and Liabilities
At 5/31/22
These statements represent each fund's balance sheet, which details the assets and liabilities comprising the total value of each fund.
	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Assets
Investments in affiliated issuers, at value (identified cost, $3,487,952,790, $4,879,193,331, $3,948,144,335, and $1,417,790,032, respectively)	$4,168,440,015	$6,699,800,250	$6,180,626,524	$2,458,129,845
Receivables for
Investments sold	3,787,250	1,004,707	1,352,853	4,167,747
Fund shares sold	10,708,463	12,619,182	7,218,136	4,128,095
Receivable from investment adviser	37,612	96,948	155,179	110,699
Other assets	6,924	10,665	9,956	4,362
Total assets	$4,182,980,264	$6,713,531,752	$6,189,362,648	$2,466,540,748
Liabilities
Payables for
Investments purchased	$346,671	$1,949,500	$475,628	$2,095,789
Fund shares reacquired	7,439,031	6,391,438	4,170,727	5,573,596
Payable to affiliates
Administrative services fee	238	238	238	238
Shareholder servicing costs	1,255,899	2,435,548	2,196,626	700,519
Distribution and service fees	155,728	258,417	233,731	88,326
Payable for independent Trustees' compensation	15	12	10	14
Accrued expenses and other liabilities	182,826	229,248	239,664	133,739
Total liabilities	$9,380,408	$11,264,401	$7,316,624	$8,592,221
Net assets	$4,173,599,856	$6,702,267,351	$6,182,046,024	$2,457,948,527
Net assets consist of
Paid-in capital	$3,529,779,413	$4,879,740,538	$3,927,577,994	$1,400,063,374
Total distributable earnings (loss)	643,820,443	1,822,526,813	2,254,468,030	1,057,885,153
Net assets	$4,173,599,856	$6,702,267,351	$6,182,046,024	$2,457,948,527

Statements of Assets and Liabilities – continued
	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Net assets
Class A	$2,760,127,920	$4,812,425,010	$4,361,479,964	$1,424,072,776
Class B	28,022,879	69,913,828	69,836,279	27,854,768
Class C	392,290,495	537,508,309	490,305,105	232,875,873
Class I	508,191,002	448,965,561	421,691,750	240,620,579
Class R1	11,188,218	25,035,346	18,597,588	15,536,106
Class R2	48,041,238	107,116,641	122,694,497	55,974,764
Class R3	91,528,169	196,974,501	140,483,776	91,223,366
Class R4	267,839,590	296,478,372	328,630,974	183,200,572
Class R6	66,370,345	207,849,783	228,326,091	186,589,723
Total net assets	$4,173,599,856	$6,702,267,351	$6,182,046,024	$2,457,948,527
Shares of beneficial interest outstanding
Class A	167,014,012	250,385,744	189,159,488	51,990,754
Class B	1,704,305	3,692,646	3,047,246	1,035,355
Class C	24,158,176	28,647,456	21,740,894	8,782,876
Class I	30,417,023	22,969,879	18,072,067	8,605,164
Class R1	705,213	1,370,182	846,345	595,937
Class R2	3,004,254	5,721,570	5,468,409	2,095,287
Class R3	5,590,796	10,344,410	6,154,591	3,360,269
Class R4	16,188,223	15,439,026	14,255,876	6,657,484
Class R6	3,972,000	10,633,370	9,779,971	6,672,106
Total shares of beneficial interest outstanding	252,754,002	349,204,283	268,524,887	89,795,232
Class A shares
Net asset value per share (net assets / shares of beneficial interest outstanding)	$16.53	$19.22	$23.06	$27.39
Offering price per share (100 / 94.25 x net asset value per share)	$17.54	$20.39	$24.47	$29.06
Class B shares
Net asset value and offering price per share (net assets / shares of beneficial interest outstanding)	$16.44	$18.93	$22.92	$26.90
Class C shares
Net asset value and offering price per share (net assets / shares of beneficial interest outstanding)	$16.24	$18.76	$22.55	$26.51
Class I shares
Net asset value, offering price, and redemption price per share (net assets / shares of beneficial interest outstanding)	$16.71	$19.55	$23.33	$27.96
Class R1 shares
Net asset value, offering price, and redemption price per share (net assets / shares of beneficial interest outstanding)	$15.87	$18.27	$21.97	$26.07
Class R2 shares
Net asset value, offering price, and redemption price per share (net assets / shares of beneficial interest outstanding)	$15.99	$18.72	$22.44	$26.71
Class R3 shares
Net asset value, offering price, and redemption price per share (net assets / shares of beneficial interest outstanding)	$16.37	$19.04	$22.83	$27.15
Class R4 shares
Net asset value, offering price, and redemption price per share (net assets / shares of beneficial interest outstanding)	$16.55	$19.20	$23.05	$27.52

Statements of Assets and Liabilities – continued
	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Class R6 shares
Net asset value, offering price, and redemption price per share (net assets / shares of beneficial interest outstanding)	$16.71	$19.55	$23.35	$27.97
On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.
See Notes to Financial Statements

Financial Statements
Statements of Operations
Year ended 5/31/22
These statements describe how much each fund earned in investment income and accrued in expenses. They also describe any gains or losses generated by each fund’s operations.
	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Net investment income (loss)
Dividends from affiliated issuers	$141,969,907	$244,489,361	$241,983,558	$90,240,718
Other	420	677	619	256
Total investment income	$141,970,327	$244,490,038	$241,984,177	$90,240,974
Expenses
Distribution and service fees	$13,303,021	$22,747,309	$20,679,711	$8,087,838
Shareholder servicing costs	3,455,806	6,821,623	7,065,068	3,159,880
Program manager fees	102,901	191,274	198,257	115,999
Administrative services fee	17,500	17,500	17,500	17,500
Independent Trustees' compensation	56,853	91,275	84,186	34,355
Custodian fee	88,636	111,232	104,039	48,682
Shareholder communications	108,390	194,424	231,664	102,310
Audit and tax fees	41,263	41,793	41,688	40,947
Legal fees	17,733	28,884	26,687	10,628
Miscellaneous	439,172	465,657	421,039	284,034
Total expenses	$17,631,275	$30,710,971	$28,869,839	$11,902,173
Reduction of expenses by investment adviser and distributor	(105,420)	(642,132)	(1,400,354)	(279,115)
Net expenses	$17,525,855	$30,068,839	$27,469,485	$11,623,058
Net investment income (loss)	$124,444,472	$214,421,199	$214,514,692	$78,617,916
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Investments in affiliated issuers	$(24,309,510)	$58,472,828	$122,724,452	$47,404,165
Capital gain distributions from affiliated issuers	66,455,936	142,512,024	161,480,951	76,358,047
Net realized gain (loss)	$42,146,426	$200,984,852	$284,205,403	$123,762,212
Change in unrealized appreciation or depreciation
Affiliated issuers	$(454,606,612)	$(868,583,445)	$(894,980,135)	$(361,857,283)
Net realized and unrealized gain (loss)	$(412,460,186)	$(667,598,593)	$(610,774,732)	$(238,095,071)
Change in net assets from operations	$(288,015,714)	$(453,177,394)	$(396,260,040)	$(159,477,155)
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
Year ended 5/31/22	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Change in net assets
From operations
Net investment income (loss)	$124,444,472	$214,421,199	$214,514,692	$78,617,916
Net realized gain (loss)	42,146,426	200,984,852	284,205,403	123,762,212
Net unrealized gain (loss)	(454,606,612)	(868,583,445)	(894,980,135)	(361,857,283)
Change in net assets from operations	$(288,015,714)	$(453,177,394)	$(396,260,040)	$(159,477,155)
Total distributions to shareholders	$(164,329,909)	$(402,198,738)	$(471,264,055)	$(176,765,468)
Change in net assets from fund share transactions	$444,927,773	$421,834,666	$483,753,606	$232,393,742
Total change in net assets	$(7,417,850)	$(433,541,466)	$(383,770,489)	$(103,848,881)
Net assets
At beginning of period	4,181,017,706	7,135,808,817	6,565,816,513	2,561,797,408
At end of period	$4,173,599,856	$6,702,267,351	$6,182,046,024	$2,457,948,527
Year ended 5/31/21	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Change in net assets
From operations
Net investment income (loss)	$52,793,441	$71,693,193	$50,752,863	$9,682,398
Net realized gain (loss)	60,363,310	181,600,930	184,761,350	75,240,704
Net unrealized gain (loss)	443,814,322	1,083,299,198	1,337,128,688	620,917,423
Change in net assets from operations	$556,971,073	$1,336,593,321	$1,572,642,901	$705,840,525
Total distributions to shareholders	$(98,816,539)	$(225,919,978)	$(203,650,736)	$(78,809,924)
Change in net assets from fund share transactions	$702,375,361	$575,029,385	$254,795,759	$78,128,163
Total change in net assets	$1,160,529,895	$1,685,702,728	$1,623,787,924	$705,158,764
Net assets
At beginning of period	3,020,487,811	5,450,106,089	4,942,028,589	1,856,638,644
At end of period	$4,181,017,706	$7,135,808,817	$6,565,816,513	$2,561,797,408
See Notes to Financial Statements

Financial Statements
Financial Highlights
MFS CONSERVATIVE ALLOCATION FUND
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
	Year ended
Class A	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$18.19	$15.98	$15.45	$15.50	$15.43
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.51	$0.26	$0.33	$0.35	$0.32
Net realized and unrealized gain (loss)	(1.50)	2.43	0.75	0.31	0.43
Total from investment operations	$(0.99)	$2.69	$1.08	$0.66	$0.75
Less distributions declared to shareholders
From net investment income	$(0.47)	$(0.27)	$(0.34)	$(0.35)	$(0.33)
From net realized gain	(0.20)	(0.21)	(0.21)	(0.36)	(0.35)
Total distributions declared to shareholders	$(0.67)	$(0.48)	$(0.55)	$(0.71)	$(0.68)
Net asset value, end of period (x)	$16.53	$18.19	$15.98	$15.45	$15.50
Total return (%) (r)(s)(t)(x)	(5.80)	17.04	7.07	4.60	4.91
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.34	0.32	0.33	0.33	0.32
Expenses after expense reductions (h)	0.34	0.32	0.33	0.33	0.32
Net investment income (loss) (l)	2.83	1.51	2.05	2.30	2.05
Portfolio turnover	9	6	12	4	6
Net assets at end of period (000 omitted)	$2,760,128	$2,471,451	$1,417,121	$1,294,553	$1,321,127
See Notes to Financial Statements

Financial Highlights − continued
MFS CONSERVATIVE ALLOCATION FUND − continued
	Year ended
Class B	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$18.09	$15.89	$15.35	$15.40	$15.33
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.36	$0.13	$0.21	$0.24	$0.20
Net realized and unrealized gain (loss)	(1.49)	2.42	0.76	0.30	0.43
Total from investment operations	$(1.13)	$2.55	$0.97	$0.54	$0.63
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.14)	$(0.22)	$(0.23)	$(0.21)
From net realized gain	(0.20)	(0.21)	(0.21)	(0.36)	(0.35)
Total distributions declared to shareholders	$(0.52)	$(0.35)	$(0.43)	$(0.59)	$(0.56)
Net asset value, end of period (x)	$16.44	$18.09	$15.89	$15.35	$15.40
Total return (%) (r)(s)(t)(x)	(6.53)	16.12	6.31	3.81	4.13
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	1.09	1.07	1.08	1.08	1.07
Expenses after expense reductions (h)	1.09	1.07	1.08	1.08	1.07
Net investment income (loss) (l)	2.02	0.79	1.32	1.56	1.31
Portfolio turnover	9	6	12	4	6
Net assets at end of period (000 omitted)	$28,023	$45,913	$63,965	$93,839	$116,669
	Year ended
Class C	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$17.88	$15.71	$15.20	$15.25	$15.20
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.37	$0.14	$0.20	$0.23	$0.20
Net realized and unrealized gain (loss)	(1.48)	2.38	0.75	0.32	0.41
Total from investment operations	$(1.11)	$2.52	$0.95	$0.55	$0.61
Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.14)	$(0.23)	$(0.24)	$(0.21)
From net realized gain	(0.20)	(0.21)	(0.21)	(0.36)	(0.35)
Total distributions declared to shareholders	$(0.53)	$(0.35)	$(0.44)	$(0.60)	$(0.56)
Net asset value, end of period (x)	$16.24	$17.88	$15.71	$15.20	$15.25
Total return (%) (r)(s)(t)(x)	(6.50)	16.15	6.24	3.88	4.05
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	1.09	1.07	1.08	1.08	1.07
Expenses after expense reductions (h)	1.09	1.07	1.08	1.08	1.07
Net investment income (loss) (l)	2.07	0.80	1.30	1.55	1.31
Portfolio turnover	9	6	12	4	6
Net assets at end of period (000 omitted)	$392,290	$484,043	$542,274	$535,354	$571,300
See Notes to Financial Statements

Financial Highlights − continued
MFS CONSERVATIVE ALLOCATION FUND − continued
	Year ended
Class I	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$18.38	$16.14	$15.60	$15.64	$15.57
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.55	$0.31	$0.37	$0.40	$0.36
Net realized and unrealized gain (loss)	(1.51)	2.45	0.76	0.31	0.43
Total from investment operations	$(0.96)	$2.76	$1.13	$0.71	$0.79
Less distributions declared to shareholders
From net investment income	$(0.51)	$(0.31)	$(0.38)	$(0.39)	$(0.37)
From net realized gain	(0.20)	(0.21)	(0.21)	(0.36)	(0.35)
Total distributions declared to shareholders	$(0.71)	$(0.52)	$(0.59)	$(0.75)	$(0.72)
Net asset value, end of period (x)	$16.71	$18.38	$16.14	$15.60	$15.64
Total return (%) (r)(s)(t)(x)	(5.57)	17.32	7.34	4.89	5.13
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.09	0.07	0.08	0.08	0.07
Expenses after expense reductions (h)	0.09	N/A	N/A	N/A	N/A
Net investment income (loss) (l)	3.06	1.79	2.30	2.58	2.32
Portfolio turnover	9	6	12	4	6
Net assets at end of period (000 omitted)	$508,191	$519,688	$400,869	$367,586	$358,866
	Year ended
Class R1	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$17.49	$15.38	$14.89	$14.96	$14.92
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.35	$0.13	$0.20	$0.23	$0.20
Net realized and unrealized gain (loss)	(1.44)	2.34	0.73	0.30	0.41
Total from investment operations	$(1.09)	$2.47	$0.93	$0.53	$0.61
Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.15)	$(0.23)	$(0.24)	$(0.22)
From net realized gain	(0.20)	(0.21)	(0.21)	(0.36)	(0.35)
Total distributions declared to shareholders	$(0.53)	$(0.36)	$(0.44)	$(0.60)	$(0.57)
Net asset value, end of period (x)	$15.87	$17.49	$15.38	$14.89	$14.96
Total return (%) (r)(s)(t)(x)	(6.51)	16.18	6.27	3.83	4.08
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	1.09	1.07	1.08	1.08	1.07
Expenses after expense reductions (h)	1.09	N/A	N/A	N/A	N/A
Net investment income (loss) (l)	2.03	0.78	1.31	1.53	1.31
Portfolio turnover	9	6	12	4	6
Net assets at end of period (000 omitted)	$11,188	$13,269	$11,468	$11,465	$12,794
See Notes to Financial Statements

Financial Highlights − continued
MFS CONSERVATIVE ALLOCATION FUND − continued
	Year ended
Class R2	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$17.62	$15.49	$14.99	$15.06	$15.02
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.44	$0.21	$0.28	$0.31	$0.28
Net realized and unrealized gain (loss)	(1.45)	2.36	0.74	0.30	0.40
Total from investment operations	$(1.01)	$2.57	$1.02	$0.61	$0.68
Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.23)	$(0.31)	$(0.32)	$(0.29)
From net realized gain	(0.20)	(0.21)	(0.21)	(0.36)	(0.35)
Total distributions declared to shareholders	$(0.62)	$(0.44)	$(0.52)	$(0.68)	$(0.64)
Net asset value, end of period (x)	$15.99	$17.62	$15.49	$14.99	$15.06
Total return (%) (r)(s)(t)(x)	(6.06)	16.75	6.81	4.34	4.58
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.59	0.57	0.58	0.58	0.57
Expenses after expense reductions (h)	0.59	N/A	0.58	0.58	0.57
Net investment income (loss) (l)	2.55	1.28	1.81	2.06	1.81
Portfolio turnover	9	6	12	4	6
Net assets at end of period (000 omitted)	$48,041	$54,728	$56,260	$64,220	$72,083
	Year ended
Class R3	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$18.02	$15.84	$15.31	$15.37	$15.31
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.51	$0.26	$0.32	$0.35	$0.32
Net realized and unrealized gain (loss)	(1.50)	2.40	0.76	0.30	0.42
Total from investment operations	$(0.99)	$2.66	$1.08	$0.65	$0.74
Less distributions declared to shareholders
From net investment income	$(0.46)	$(0.27)	$(0.34)	$(0.35)	$(0.33)
From net realized gain	(0.20)	(0.21)	(0.21)	(0.36)	(0.35)
Total distributions declared to shareholders	$(0.66)	$(0.48)	$(0.55)	$(0.71)	$(0.68)
Net asset value, end of period (x)	$16.37	$18.02	$15.84	$15.31	$15.37
Total return (%) (r)(s)(t)(x)	(5.81)	16.98	7.14	4.57	4.88
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.34	0.32	0.33	0.33	0.32
Expenses after expense reductions (h)	0.34	N/A	N/A	N/A	N/A
Net investment income (loss) (l)	2.84	1.53	2.06	2.33	2.05
Portfolio turnover	9	6	12	4	6
Net assets at end of period (000 omitted)	$91,528	$109,177	$95,119	$101,884	$112,696
See Notes to Financial Statements

Financial Highlights − continued
MFS CONSERVATIVE ALLOCATION FUND − continued
	Year ended
Class R4	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$18.21	$15.99	$15.46	$15.51	$15.44
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.54	$0.31	$0.36	$0.41	$0.37
Net realized and unrealized gain (loss)	(1.49)	2.43	0.76	0.29	0.42
Total from investment operations	$(0.95)	$2.74	$1.12	$0.70	$0.79
Less distributions declared to shareholders
From net investment income	$(0.51)	$(0.31)	$(0.38)	$(0.39)	$(0.37)
From net realized gain	(0.20)	(0.21)	(0.21)	(0.36)	(0.35)
Total distributions declared to shareholders	$(0.71)	$(0.52)	$(0.59)	$(0.75)	$(0.72)
Net asset value, end of period (x)	$16.55	$18.21	$15.99	$15.46	$15.51
Total return (%) (r)(s)(t)(x)	(5.57)	17.36	7.34	4.86	5.17
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.09	0.07	0.08	0.08	0.07
Expenses after expense reductions (h)	0.09	N/A	N/A	N/A	N/A
Net investment income (loss) (l)	3.00	1.77	2.29	2.65	2.36
Portfolio turnover	9	6	12	4	6
Net assets at end of period (000 omitted)	$267,840	$269,196	$234,301	$179,833	$196,658
Year ended
Class R6	5/31/22(i)
Net asset value, beginning of period	$18.54
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.16
Net realized and unrealized gain (loss)	(1.39)
Total from investment operations	$(1.23)
Less distributions declared to shareholders
From net investment income	$(0.40)
From net realized gain	(0.20)
Total distributions declared to shareholders	$(0.60)
Net asset value, end of period (x)	$16.71
Total return (%) (r)(s)(t)(x)	(6.95)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.04(a)
Expenses after expense reductions (h)	0.03(a)
Net investment income (loss) (l)	1.44(a)
Portfolio turnover	9
Net assets at end of period (000 omitted)	$66,370

See Notes to Financial Statements

Financial Highlights − continued
MFS CONSERVATIVE ALLOCATION FUND − continued
(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(i)	For Class R6, the period is from the class inception, September 30, 2021, through the stated period end.
(l)	The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Financial Highlights − continued
MFS MODERATE ALLOCATION FUND
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
	Year ended
Class A	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$21.57	$18.02	$17.56	$17.88	$17.37
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.63	$0.25	$0.33	$0.37	$0.34
Net realized and unrealized gain (loss)	(1.79)	4.04	0.97	0.30	0.96
Total from investment operations	$(1.16)	$4.29	$1.30	$0.67	$1.30
Less distributions declared to shareholders
From net investment income	$(0.61)	$(0.24)	$(0.34)	$(0.37)	$(0.38)
From net realized gain	(0.58)	(0.50)	(0.50)	(0.62)	(0.41)
Total distributions declared to shareholders	$(1.19)	$(0.74)	$(0.84)	$(0.99)	$(0.79)
Net asset value, end of period (x)	$19.22	$21.57	$18.02	$17.56	$17.88
Total return (%) (r)(s)(t)(x)	(5.96)	24.18	7.35	4.25	7.56
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.36	0.33	0.34	0.34	0.33
Expenses after expense reductions (h)	0.35	0.33	0.34	0.34	0.33
Net investment income (loss) (l)	2.99	1.23	1.79	2.09	1.93
Portfolio turnover	11	7	8	2	2
Net assets at end of period (000 omitted)	$4,812,425	$4,687,031	$3,173,202	$3,038,919	$3,071,863
	Year ended
Class B	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$21.28	$17.79	$17.33	$17.65	$17.16
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.46	$0.10	$0.19	$0.24	$0.21
Net realized and unrealized gain (loss)	(1.76)	3.99	0.97	0.30	0.94
Total from investment operations	$(1.30)	$4.09	$1.16	$0.54	$1.15
Less distributions declared to shareholders
From net investment income	$(0.47)	$(0.10)	$(0.20)	$(0.24)	$(0.25)
From net realized gain	(0.58)	(0.50)	(0.50)	(0.62)	(0.41)
Total distributions declared to shareholders	$(1.05)	$(0.60)	$(0.70)	$(0.86)	$(0.66)
Net asset value, end of period (x)	$18.93	$21.28	$17.79	$17.33	$17.65
Total return (%) (r)(s)(t)(x)	(6.67)	23.24	6.57	3.49	6.75
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	1.11	1.08	1.09	1.09	1.08
Expenses after expense reductions (h)	1.10	1.08	1.09	1.09	1.08
Net investment income (loss) (l)	2.20	0.50	1.05	1.36	1.19
Portfolio turnover	11	7	8	2	2
Net assets at end of period (000 omitted)	$69,914	$116,059	$149,969	$210,011	$256,958
See Notes to Financial Statements

Financial Highlights − continued
MFS MODERATE ALLOCATION FUND − continued
	Year ended
Class C	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$21.10	$17.65	$17.21	$17.53	$17.05
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.46	$0.10	$0.18	$0.23	$0.21
Net realized and unrealized gain (loss)	(1.75)	3.95	0.97	0.31	0.93
Total from investment operations	$(1.29)	$4.05	$1.15	$0.54	$1.14
Less distributions declared to shareholders
From net investment income	$(0.47)	$(0.10)	$(0.21)	$(0.24)	$(0.25)
From net realized gain	(0.58)	(0.50)	(0.50)	(0.62)	(0.41)
Total distributions declared to shareholders	$(1.05)	$(0.60)	$(0.71)	$(0.86)	$(0.66)
Net asset value, end of period (x)	$18.76	$21.10	$17.65	$17.21	$17.53
Total return (%) (r)(s)(t)(x)	(6.66)	23.19	6.55	3.53	6.74
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	1.11	1.08	1.09	1.09	1.08
Expenses after expense reductions (h)	1.10	1.08	1.09	1.09	1.08
Net investment income (loss) (l)	2.22	0.53	1.04	1.34	1.20
Portfolio turnover	11	7	8	2	2
Net assets at end of period (000 omitted)	$537,508	$721,781	$874,127	$917,199	$990,317
	Year ended
Class I	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$21.91	$18.29	$17.81	$18.12	$17.60
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.70	$0.30	$0.37	$0.42	$0.40
Net realized and unrealized gain (loss)	(1.82)	4.11	1.00	0.31	0.95
Total from investment operations	$(1.12)	$4.41	$1.37	$0.73	$1.35
Less distributions declared to shareholders
From net investment income	$(0.66)	$(0.29)	$(0.39)	$(0.42)	$(0.42)
From net realized gain	(0.58)	(0.50)	(0.50)	(0.62)	(0.41)
Total distributions declared to shareholders	$(1.24)	$(0.79)	$(0.89)	$(1.04)	$(0.83)
Net asset value, end of period (x)	$19.55	$21.91	$18.29	$17.81	$18.12
Total return (%) (r)(s)(t)(x)	(5.69)	24.49	7.62	4.51	7.78
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.11	0.08	0.09	0.09	0.08
Expenses after expense reductions (h)	0.10	N/A	N/A	N/A	N/A
Net investment income (loss) (l)	3.26	1.50	2.04	2.35	2.21
Portfolio turnover	11	7	8	2	2
Net assets at end of period (000 omitted)	$448,966	$476,798	$310,815	$275,276	$266,965
See Notes to Financial Statements

Financial Highlights − continued
MFS MODERATE ALLOCATION FUND − continued
	Year ended
Class R1	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$20.58	$17.23	$16.83	$17.17	$16.72
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.45	$0.09	$0.18	$0.23	$0.21
Net realized and unrealized gain (loss)	(1.70)	3.87	0.93	0.30	0.90
Total from investment operations	$(1.25)	$3.96	$1.11	$0.53	$1.11
Less distributions declared to shareholders
From net investment income	$(0.48)	$(0.11)	$(0.21)	$(0.25)	$(0.25)
From net realized gain	(0.58)	(0.50)	(0.50)	(0.62)	(0.41)
Total distributions declared to shareholders	$(1.06)	$(0.61)	$(0.71)	$(0.87)	$(0.66)
Net asset value, end of period (x)	$18.27	$20.58	$17.23	$16.83	$17.17
Total return (%) (r)(s)(t)(x)	(6.65)	23.25	6.49	3.53	6.71
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	1.11	1.08	1.09	1.09	1.08
Expenses after expense reductions (h)	1.10	N/A	1.09	1.09	N/A
Net investment income (loss) (l)	2.21	0.49	1.03	1.37	1.21
Portfolio turnover	11	7	8	2	2
Net assets at end of period (000 omitted)	$25,035	$26,919	$24,120	$26,171	$27,412
	Year ended
Class R2	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$21.04	$17.59	$17.16	$17.49	$17.01
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.56	$0.20	$0.27	$0.32	$0.30
Net realized and unrealized gain (loss)	(1.74)	3.95	0.96	0.30	0.92
Total from investment operations	$(1.18)	$4.15	$1.23	$0.62	$1.22
Less distributions declared to shareholders
From net investment income	$(0.56)	$(0.20)	$(0.30)	$(0.33)	$(0.33)
From net realized gain	(0.58)	(0.50)	(0.50)	(0.62)	(0.41)
Total distributions declared to shareholders	$(1.14)	$(0.70)	$(0.80)	$(0.95)	$(0.74)
Net asset value, end of period (x)	$18.72	$21.04	$17.59	$17.16	$17.49
Total return (%) (r)(s)(t)(x)	(6.20)	23.88	7.06	4.02	7.27
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.61	0.58	0.59	0.59	0.58
Expenses after expense reductions (h)	0.60	0.58	0.59	0.59	0.58
Net investment income (loss) (l)	2.70	1.01	1.53	1.84	1.69
Portfolio turnover	11	7	8	2	2
Net assets at end of period (000 omitted)	$107,117	$128,654	$124,725	$136,699	$166,412
See Notes to Financial Statements

Financial Highlights − continued
MFS MODERATE ALLOCATION FUND − continued
	Year ended
Class R3	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$21.38	$17.86	$17.41	$17.74	$17.24
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.63	$0.25	$0.33	$0.37	$0.35
Net realized and unrealized gain (loss)	(1.78)	4.01	0.96	0.29	0.94
Total from investment operations	$(1.15)	$4.26	$1.29	$0.66	$1.29
Less distributions declared to shareholders
From net investment income	$(0.61)	$(0.24)	$(0.34)	$(0.37)	$(0.38)
From net realized gain	(0.58)	(0.50)	(0.50)	(0.62)	(0.41)
Total distributions declared to shareholders	$(1.19)	$(0.74)	$(0.84)	$(0.99)	$(0.79)
Net asset value, end of period (x)	$19.04	$21.38	$17.86	$17.41	$17.74
Total return (%) (r)(s)(t)(x)	(5.97)	24.21	7.35	4.22	7.56
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.36	0.33	0.34	0.34	0.33
Expenses after expense reductions (h)	0.35	N/A	N/A	0.34	0.33
Net investment income (loss) (l)	2.97	1.24	1.83	2.09	1.95
Portfolio turnover	11	7	8	2	2
Net assets at end of period (000 omitted)	$196,975	$250,644	$219,996	$270,597	$312,677
	Year ended
Class R4	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$21.55	$18.00	$17.54	$17.86	$17.36
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.69	$0.30	$0.37	$0.44	$0.39
Net realized and unrealized gain (loss)	(1.80)	4.04	0.98	0.28	0.94
Total from investment operations	$(1.11)	$4.34	$1.35	$0.72	$1.33
Less distributions declared to shareholders
From net investment income	$(0.66)	$(0.29)	$(0.39)	$(0.42)	$(0.42)
From net realized gain	(0.58)	(0.50)	(0.50)	(0.62)	(0.41)
Total distributions declared to shareholders	$(1.24)	$(0.79)	$(0.89)	$(1.04)	$(0.83)
Net asset value, end of period (x)	$19.20	$21.55	$18.00	$17.54	$17.86
Total return (%) (r)(s)(t)(x)	(5.74)	24.50	7.62	4.52	7.78
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.11	0.08	0.09	0.09	0.08
Expenses after expense reductions (h)	0.10	N/A	N/A	N/A	N/A
Net investment income (loss) (l)	3.24	1.49	2.04	2.50	2.21
Portfolio turnover	11	7	8	2	2
Net assets at end of period (000 omitted)	$296,478	$334,080	$252,825	$210,597	$280,436
See Notes to Financial Statements

Financial Highlights − continued
MFS MODERATE ALLOCATION FUND − continued
Year ended
Class R6	5/31/22(i)
Net asset value, beginning of period	$22.22
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.15
Net realized and unrealized gain (loss)	(1.67)
Total from investment operations	$(1.52)
Less distributions declared to shareholders
From net investment income	$(0.57)
From net realized gain	(0.58)
Total distributions declared to shareholders	$(1.15)
Net asset value, end of period (x)	$19.55
Total return (%) (r)(s)(t)(x)	(7.39)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.03(a)
Expenses after expense reductions (h)	0.02(a)
Net investment income (loss) (l)	1.12(a)
Portfolio turnover	11
Net assets at end of period (000 omitted)	$207,850
(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(i)	For Class R6, the period is from the class inception, September 30, 2021, through the stated period end.
(l)	The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Financial Highlights − continued
MFS GROWTH ALLOCATION FUND
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
	Year ended
Class A	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$26.18	$20.57	$20.26	$20.87	$19.84
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.83	$0.23	$0.33	$0.38	$0.36
Net realized and unrealized gain (loss)	(2.10)	6.25	1.03	0.21	1.66
Total from investment operations	$(1.27)	$6.48	$1.36	$0.59	$2.02
Less distributions declared to shareholders
From net investment income	$(0.83)	$(0.23)	$(0.34)	$(0.39)	$(0.40)
From net realized gain	(1.02)	(0.64)	(0.71)	(0.81)	(0.59)
Total distributions declared to shareholders	$(1.85)	$(0.87)	$(1.05)	$(1.20)	$(0.99)
Net asset value, end of period (x)	$23.06	$26.18	$20.57	$20.26	$20.87
Total return (%) (r)(s)(t)(x)	(5.64)	31.90	6.41	3.58	10.27
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.37	0.35	0.36	0.36	0.35
Expenses after expense reductions (h)	0.35	0.35	0.35	0.35	0.35
Net investment income (loss) (l)	3.24	0.96	1.57	1.87	1.72
Portfolio turnover	11	7	4	3	2
Net assets at end of period (000 omitted)	$4,361,480	$4,279,764	$2,944,439	$2,852,131	$2,852,681
	Year ended
Class B	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$25.99	$20.39	$20.08	$20.65	$19.64
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.63	$0.05	$0.17	$0.23	$0.20
Net realized and unrealized gain (loss)	(2.10)	6.21	1.00	0.23	1.64
Total from investment operations	$(1.47)	$6.26	$1.17	$0.46	$1.84
Less distributions declared to shareholders
From net investment income	$(0.58)	$(0.02)	$(0.15)	$(0.22)	$(0.24)
From net realized gain	(1.02)	(0.64)	(0.71)	(0.81)	(0.59)
Total distributions declared to shareholders	$(1.60)	$(0.66)	$(0.86)	$(1.03)	$(0.83)
Net asset value, end of period (x)	$22.92	$25.99	$20.39	$20.08	$20.65
Total return (%) (r)(s)(t)(x)	(6.36)	30.98	5.56	2.85	9.42
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	1.12	1.10	1.11	1.11	1.10
Expenses after expense reductions (h)	1.10	1.10	1.10	1.10	1.10
Net investment income (loss) (l)	2.46	0.23	0.83	1.13	0.98
Portfolio turnover	11	7	4	3	2
Net assets at end of period (000 omitted)	$69,836	$109,514	$126,962	$177,893	$214,832
See Notes to Financial Statements

Financial Highlights − continued
MFS GROWTH ALLOCATION FUND − continued
	Year ended
Class C	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$25.63	$20.12	$19.85	$20.43	$19.44
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.62	$0.06	$0.17	$0.23	$0.20
Net realized and unrealized gain (loss)	(2.07)	6.12	0.99	0.22	1.62
Total from investment operations	$(1.45)	$6.18	$1.16	$0.45	$1.82
Less distributions declared to shareholders
From net investment income	$(0.61)	$(0.03)	$(0.18)	$(0.22)	$(0.24)
From net realized gain	(1.02)	(0.64)	(0.71)	(0.81)	(0.59)
Total distributions declared to shareholders	$(1.63)	$(0.67)	$(0.89)	$(1.03)	$(0.83)
Net asset value, end of period (x)	$22.55	$25.63	$20.12	$19.85	$20.43
Total return (%) (r)(s)(t)(x)	(6.39)	30.98	5.56	2.84	9.43
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	1.12	1.10	1.11	1.11	1.10
Expenses after expense reductions (h)	1.10	1.10	1.10	1.10	1.10
Net investment income (loss) (l)	2.46	0.26	0.82	1.13	1.00
Portfolio turnover	11	7	4	3	2
Net assets at end of period (000 omitted)	$490,305	$638,016	$694,541	$714,230	$764,750
	Year ended
Class I	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$26.47	$20.78	$20.45	$21.06	$20.02
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.91	$0.29	$0.38	$0.44	$0.42
Net realized and unrealized gain (loss)	(2.13)	6.33	1.05	0.21	1.66
Total from investment operations	$(1.22)	$6.62	$1.43	$0.65	$2.08
Less distributions declared to shareholders
From net investment income	$(0.90)	$(0.29)	$(0.39)	$(0.45)	$(0.45)
From net realized gain	(1.02)	(0.64)	(0.71)	(0.81)	(0.59)
Total distributions declared to shareholders	$(1.92)	$(0.93)	$(1.10)	$(1.26)	$(1.04)
Net asset value, end of period (x)	$23.33	$26.47	$20.78	$20.45	$21.06
Total return (%) (r)(s)(t)(x)	(5.44)	32.24	6.69	3.84	10.50
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.12	0.10	0.11	0.11	0.10
Expenses after expense reductions (h)	0.10	0.10	0.10	0.10	N/A
Net investment income (loss) (l)	3.50	1.23	1.80	2.13	1.99
Portfolio turnover	11	7	4	3	2
Net assets at end of period (000 omitted)	$421,692	$434,119	$294,213	$237,232	$195,227
See Notes to Financial Statements

Financial Highlights − continued
MFS GROWTH ALLOCATION FUND − continued
	Year ended
Class R1	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$25.02	$19.69	$19.42	$20.02	$19.07
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.62	$0.05	$0.16	$0.23	$0.19
Net realized and unrealized gain (loss)	(2.02)	5.98	0.98	0.21	1.59
Total from investment operations	$(1.40)	$6.03	$1.14	$0.44	$1.78
Less distributions declared to shareholders
From net investment income	$(0.63)	$(0.06)	$(0.16)	$(0.23)	$(0.24)
From net realized gain	(1.02)	(0.64)	(0.71)	(0.81)	(0.59)
Total distributions declared to shareholders	$(1.65)	$(0.70)	$(0.87)	$(1.04)	$(0.83)
Net asset value, end of period (x)	$21.97	$25.02	$19.69	$19.42	$20.02
Total return (%) (r)(s)(t)(x)	(6.38)	30.91	5.59	2.85	9.40
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	1.12	1.10	1.11	1.11	1.10
Expenses after expense reductions (h)	1.10	1.10	1.10	1.10	N/A
Net investment income (loss) (l)	2.53	0.21	0.82	1.18	0.96
Portfolio turnover	11	7	4	3	2
Net assets at end of period (000 omitted)	$18,598	$21,519	$19,543	$23,326	$30,764
	Year ended
Class R2	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$25.52	$20.06	$19.78	$20.39	$19.41
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.75	$0.17	$0.27	$0.33	$0.30
Net realized and unrealized gain (loss)	(2.05)	6.10	1.00	0.21	1.61
Total from investment operations	$(1.30)	$6.27	$1.27	$0.54	$1.91
Less distributions declared to shareholders
From net investment income	$(0.76)	$(0.17)	$(0.28)	$(0.34)	$(0.34)
From net realized gain	(1.02)	(0.64)	(0.71)	(0.81)	(0.59)
Total distributions declared to shareholders	$(1.78)	$(0.81)	$(0.99)	$(1.15)	$(0.93)
Net asset value, end of period (x)	$22.44	$25.52	$20.06	$19.78	$20.39
Total return (%) (r)(s)(t)(x)	(5.89)	31.62	6.12	3.34	9.94
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.62	0.60	0.61	0.61	0.60
Expenses after expense reductions (h)	0.60	0.60	0.60	0.60	0.60
Net investment income (loss) (l)	2.97	0.72	1.30	1.64	1.46
Portfolio turnover	11	7	4	3	2
Net assets at end of period (000 omitted)	$122,694	$142,619	$123,459	$138,541	$160,632
See Notes to Financial Statements

Financial Highlights − continued
MFS GROWTH ALLOCATION FUND − continued
	Year ended
Class R3	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$25.93	$20.37	$20.08	$20.69	$19.68
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.82	$0.23	$0.33	$0.39	$0.36
Net realized and unrealized gain (loss)	(2.07)	6.20	1.01	0.20	1.64
Total from investment operations	$(1.25)	$6.43	$1.34	$0.59	$2.00
Less distributions declared to shareholders
From net investment income	$(0.83)	$(0.23)	$(0.34)	$(0.39)	$(0.40)
From net realized gain	(1.02)	(0.64)	(0.71)	(0.81)	(0.59)
Total distributions declared to shareholders	$(1.85)	$(0.87)	$(1.05)	$(1.20)	$(0.99)
Net asset value, end of period (x)	$22.83	$25.93	$20.37	$20.08	$20.69
Total return (%) (r)(s)(t)(x)	(5.64)	31.94	6.35	3.59	10.25
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.37	0.35	0.36	0.36	0.35
Expenses after expense reductions (h)	0.35	0.35	0.35	0.35	0.35
Net investment income (loss) (l)	3.22	0.98	1.59	1.90	1.75
Portfolio turnover	11	7	4	3	2
Net assets at end of period (000 omitted)	$140,484	$170,541	$147,888	$170,299	$202,407
	Year ended
Class R4	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$26.17	$20.55	$20.24	$20.86	$19.84
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.91	$0.29	$0.38	$0.44	$0.39
Net realized and unrealized gain (loss)	(2.11)	6.26	1.03	0.20	1.67
Total from investment operations	$(1.20)	$6.55	$1.41	$0.64	$2.06
Less distributions declared to shareholders
From net investment income	$(0.90)	$(0.29)	$(0.39)	$(0.45)	$(0.45)
From net realized gain	(1.02)	(0.64)	(0.71)	(0.81)	(0.59)
Total distributions declared to shareholders	$(1.92)	$(0.93)	$(1.10)	$(1.26)	$(1.04)
Net asset value, end of period (x)	$23.05	$26.17	$20.55	$20.24	$20.86
Total return (%) (r)(s)(t)(x)	(5.43)	32.26	6.66	3.83	10.50
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.12	0.11	0.11	0.11	0.10
Expenses after expense reductions (h)	0.10	0.10	0.10	0.10	N/A
Net investment income (loss) (l)	3.52	1.23	1.81	2.16	1.90
Portfolio turnover	11	7	4	3	2
Net assets at end of period (000 omitted)	$328,631	$360,879	$264,076	$232,530	$230,032
See Notes to Financial Statements

Financial Highlights − continued
MFS GROWTH ALLOCATION FUND − continued
Year ended
Class R6	5/31/22(i)
Net asset value, beginning of period	$27.02
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.12
Net realized and unrealized gain (loss)	(1.87)
Total from investment operations	$(1.75)
Less distributions declared to shareholders
From net investment income	$(0.90)
From net realized gain	(1.02)
Total distributions declared to shareholders	$(1.92)
Net asset value, end of period (x)	$23.35
Total return (%) (r)(s)(t)(x)	(7.27)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.04(a)
Expenses after expense reductions (h)	0.02(a)
Net investment income (loss) (l)	0.75(a)
Portfolio turnover	11
Net assets at end of period (000 omitted)	$228,326
(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(i)	For Class R6, the period is from the class inception, September 30, 2021, through the stated period end.
(l)	The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Financial Highlights − continued
MFS AGGRESSIVE GROWTH ALLOCATION FUND
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
	Year ended
Class A	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$31.03	$23.23	$22.94	$23.63	$21.80
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.92	$0.14	$0.28	$0.34	$0.30
Net realized and unrealized gain (loss)	(2.46)	8.66	1.18	0.16	2.47
Total from investment operations	$(1.54)	$8.80	$1.46	$0.50	$2.77
Less distributions declared to shareholders
From net investment income	$(0.94)	$(0.15)	$(0.29)	$(0.34)	$(0.32)
From net realized gain	(1.16)	(0.85)	(0.88)	(0.85)	(0.62)
Total distributions declared to shareholders	$(2.10)	$(1.00)	$(1.17)	$(1.19)	$(0.94)
Net asset value, end of period (x)	$27.39	$31.03	$23.23	$22.94	$23.63
Total return (%) (r)(s)(t)(x)	(5.78)	38.35	5.97	2.82	12.82
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.39	0.40	0.41	0.40	0.39
Expenses after expense reductions (h)	0.38	0.38	0.38	0.38	0.38
Net investment income (loss) (l)	3.02	0.50	1.18	1.47	1.30
Portfolio turnover	13	7	6	5	2
Net assets at end of period (000 omitted)	$1,424,073	$1,386,555	$928,555	$869,146	$859,070
	Year ended
Class B	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$30.47	$22.88	$22.60	$23.26	$21.46
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.69	$(0.06)	$0.10	$0.17	$0.13
Net realized and unrealized gain (loss)	(2.44)	8.50	1.15	0.17	2.43
Total from investment operations	$(1.75)	$8.44	$1.25	$0.34	$2.56
Less distributions declared to shareholders
From net investment income	$(0.66)	$—	$(0.09)	$(0.15)	$(0.14)
From net realized gain	(1.16)	(0.85)	(0.88)	(0.85)	(0.62)
Total distributions declared to shareholders	$(1.82)	$(0.85)	$(0.97)	$(1.00)	$(0.76)
Net asset value, end of period (x)	$26.90	$30.47	$22.88	$22.60	$23.26
Total return (%) (r)(s)(t)(x)	(6.48)	37.30	5.18	2.03	12.02
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	1.14	1.15	1.16	1.15	1.14
Expenses after expense reductions (h)	1.13	1.13	1.13	1.13	1.13
Net investment income (loss) (l)	2.27	(0.22)	0.44	0.73	0.57
Portfolio turnover	13	7	6	5	2
Net assets at end of period (000 omitted)	$27,855	$40,147	$41,016	$52,512	$61,264
See Notes to Financial Statements

Financial Highlights − continued
MFS AGGRESSIVE GROWTH ALLOCATION FUND − continued
	Year ended
Class C	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$30.09	$22.61	$22.36	$23.02	$21.26
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.67	$(0.05)	$0.09	$0.16	$0.13
Net realized and unrealized gain (loss)	(2.39)	8.38	1.15	0.18	2.40
Total from investment operations	$(1.72)	$8.33	$1.24	$0.34	$2.53
Less distributions declared to shareholders
From net investment income	$(0.70)	$—	$(0.11)	$(0.15)	$(0.15)
From net realized gain	(1.16)	(0.85)	(0.88)	(0.85)	(0.62)
Total distributions declared to shareholders	$(1.86)	$(0.85)	$(0.99)	$(1.00)	$(0.77)
Net asset value, end of period (x)	$26.51	$30.09	$22.61	$22.36	$23.02
Total return (%) (r)(s)(t)(x)	(6.47)	37.26	5.20	2.04	11.97
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	1.14	1.14	1.16	1.15	1.14
Expenses after expense reductions (h)	1.13	1.13	1.13	1.13	1.13
Net investment income (loss) (l)	2.27	(0.20)	0.41	0.72	0.58
Portfolio turnover	13	7	6	5	2
Net assets at end of period (000 omitted)	$232,876	$264,940	$234,144	$221,719	$227,357
	Year ended
Class I	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$31.62	$23.65	$23.33	$24.02	$22.14
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$1.00	$0.22	$0.35	$0.39	$0.37
Net realized and unrealized gain (loss)	(2.48)	8.80	1.20	0.17	2.51
Total from investment operations	$(1.48)	$9.02	$1.55	$0.56	$2.88
Less distributions declared to shareholders
From net investment income	$(1.02)	$(0.20)	$(0.35)	$(0.40)	$(0.38)
From net realized gain	(1.16)	(0.85)	(0.88)	(0.85)	(0.62)
Total distributions declared to shareholders	$(2.18)	$(1.05)	$(1.23)	$(1.25)	$(1.00)
Net asset value, end of period (x)	$27.96	$31.62	$23.65	$23.33	$24.02
Total return (%) (r)(s)(t)(x)	(5.52)	38.67	6.24	3.05	13.11
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.14	0.15	0.16	0.15	0.14
Expenses after expense reductions (h)	0.13	0.13	0.13	0.13	0.13
Net investment income (loss) (l)	3.22	0.78	1.46	1.67	1.58
Portfolio turnover	13	7	6	5	2
Net assets at end of period (000 omitted)	$240,621	$241,144	$178,491	$167,527	$142,897
See Notes to Financial Statements

Financial Highlights − continued
MFS AGGRESSIVE GROWTH ALLOCATION FUND − continued
	Year ended
Class R1	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$29.60	$22.25	$22.00	$22.69	$20.97
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.69	$(0.06)	$0.09	$0.15	$0.12
Net realized and unrealized gain (loss)	(2.37)	8.26	1.13	0.18	2.37
Total from investment operations	$(1.68)	$8.20	$1.22	$0.33	$2.49
Less distributions declared to shareholders
From net investment income	$(0.69)	$—	$(0.09)	$(0.17)	$(0.15)
From net realized gain	(1.16)	(0.85)	(0.88)	(0.85)	(0.62)
Total distributions declared to shareholders	$(1.85)	$(0.85)	$(0.97)	$(1.02)	$(0.77)
Net asset value, end of period (x)	$26.07	$29.60	$22.25	$22.00	$22.69
Total return (%) (r)(s)(t)(x)	(6.46)	37.28	5.21	2.03	11.94
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	1.14	1.14	1.16	1.15	1.14
Expenses after expense reductions (h)	1.13	1.13	1.13	1.13	1.13
Net investment income (loss) (l)	2.34	(0.24)	0.40	0.69	0.53
Portfolio turnover	13	7	6	5	2
Net assets at end of period (000 omitted)	$15,536	$18,496	$14,484	$17,093	$17,228
	Year ended
Class R2	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$30.30	$22.71	$22.44	$23.13	$21.36
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.83	$0.07	$0.21	$0.28	$0.25
Net realized and unrealized gain (loss)	(2.40)	8.44	1.16	0.16	2.40
Total from investment operations	$(1.57)	$8.51	$1.37	$0.44	$2.65
Less distributions declared to shareholders
From net investment income	$(0.86)	$(0.07)	$(0.22)	$(0.28)	$(0.26)
From net realized gain	(1.16)	(0.85)	(0.88)	(0.85)	(0.62)
Total distributions declared to shareholders	$(2.02)	$(0.92)	$(1.10)	$(1.13)	$(0.88)
Net asset value, end of period (x)	$26.71	$30.30	$22.71	$22.44	$23.13
Total return (%) (r)(s)(t)(x)	(6.01)	37.93	5.73	2.56	12.50
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.64	0.65	0.66	0.65	0.64
Expenses after expense reductions (h)	0.63	0.63	0.63	0.63	0.63
Net investment income (loss) (l)	2.76	0.27	0.91	1.23	1.09
Portfolio turnover	13	7	6	5	2
Net assets at end of period (000 omitted)	$55,975	$65,485	$55,453	$63,038	$70,426
See Notes to Financial Statements

Financial Highlights − continued
MFS AGGRESSIVE GROWTH ALLOCATION FUND − continued
	Year ended
Class R3	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$30.76	$23.04	$22.75	$23.44	$21.63
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.91	$0.15	$0.29	$0.34	$0.30
Net realized and unrealized gain (loss)	(2.43)	8.56	1.17	0.15	2.45
Total from investment operations	$(1.52)	$8.71	$1.46	$0.49	$2.75
Less distributions declared to shareholders
From net investment income	$(0.93)	$(0.14)	$(0.29)	$(0.33)	$(0.32)
From net realized gain	(1.16)	(0.85)	(0.88)	(0.85)	(0.62)
Total distributions declared to shareholders	$(2.09)	$(0.99)	$(1.17)	$(1.18)	$(0.94)
Net asset value, end of period (x)	$27.15	$30.76	$23.04	$22.75	$23.44
Total return (%) (r)(s)(t)(x)	(5.75)	38.28	6.00	2.78	12.82
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.39	0.40	0.41	0.40	0.39
Expenses after expense reductions (h)	0.38	0.38	0.38	0.38	0.38
Net investment income (loss) (l)	3.00	0.54	1.20	1.48	1.33
Portfolio turnover	13	7	6	5	2
Net assets at end of period (000 omitted)	$91,223	$105,120	$87,315	$97,866	$137,905
	Year ended
Class R4	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$31.15	$23.32	$23.01	$23.71	$21.87
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$1.02	$0.21	$0.34	$0.39	$0.35
Net realized and unrealized gain (loss)	(2.47)	8.67	1.20	0.16	2.49
Total from investment operations	$(1.45)	$8.88	$1.54	$0.55	$2.84
Less distributions declared to shareholders
From net investment income	$(1.02)	$(0.20)	$(0.35)	$(0.40)	$(0.38)
From net realized gain	(1.16)	(0.85)	(0.88)	(0.85)	(0.62)
Total distributions declared to shareholders	$(2.18)	$(1.05)	$(1.23)	$(1.25)	$(1.00)
Net asset value, end of period (x)	$27.52	$31.15	$23.32	$23.01	$23.71
Total return (%) (r)(s)(t)(x)	(5.51)	38.61	6.29	3.05	13.09
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.14	0.15	0.16	0.15	0.14
Expenses after expense reductions (h)	0.13	0.13	0.13	0.13	0.13
Net investment income (loss) (l)	3.31	0.77	1.44	1.69	1.53
Portfolio turnover	13	7	6	5	2
Net assets at end of period (000 omitted)	$183,201	$200,635	$137,680	$109,384	$91,311
See Notes to Financial Statements

Financial Highlights − continued
MFS AGGRESSIVE GROWTH ALLOCATION FUND − continued
Year ended
Class R6	5/31/22(i)
Net asset value, beginning of period	$32.28
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.01
Net realized and unrealized gain (loss)	(2.12)
Total from investment operations	$(2.11)
Less distributions declared to shareholders
From net investment income	$(1.04)
From net realized gain	(1.16)
Total distributions declared to shareholders	$(2.20)
Net asset value, end of period (x)	$27.97
Total return (%) (r)(s)(t)(x)	(7.35)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.08(a)
Expenses after expense reductions (h)	0.05(a)
Net investment income (loss) (l)	0.05(a)
Portfolio turnover	13
Net assets at end of period (000 omitted)	$186,590
(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(i)	For Class R6, the period is from the class inception, September 30, 2021, through the stated period end.
(l)	The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Notes to Financial Statements
(1)  Business and Organization
MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund, and MFS Aggressive Growth Allocation Fund (the funds) are each a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
Each fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of each fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Each fund is a “fund of funds”, which invests the majority of its assets in other MFS mutual funds (hereafter referred to as “underlying affiliated funds” or “underlying funds”), which may have different fiscal year ends than the funds. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Certain underlying funds invest their portfolio in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. Certain underlying funds invest a significant portion of their assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. Certain underlying funds invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, greater government involvement in the economy, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater political, social, and economic instability than developed markets.
The accounting policies of the underlying funds in which each fund invests are outlined in the underlying funds’ shareholder reports, which are available without charge by calling 1-800-225-2606, at mfs.com and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov. The underlying funds' shareholder reports are not covered by this report.
Investment Valuations — Open-end investment companies (underlying funds) are generally valued at their net asset value per share. The investments of underlying funds managed by the adviser are valued as described below. For purposes of this policy disclosure, “fund” also refers to the underlying funds in which the fund-of-funds invests.
Equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period

Notes to Financial Statements  - continued
interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets, including commodity-linked structured notes, generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of each fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Each fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2022 in valuing each fund's assets and liabilities:
	Level 1	Level 2	Level 3	Total
MFS Conservative Allocation Fund
Financial Instruments
Mutual Funds	$4,168,440,015	$—	$—	$4,168,440,015
MFS Moderate Allocation Fund
Financial Instruments
Mutual Funds	$6,699,800,250	$—	$—	$6,699,800,250
MFS Growth Allocation Fund
Financial Instruments
Mutual Funds	$6,180,626,524	$—	$—	$6,180,626,524
MFS Aggressive Growth Allocation Fund
Financial Instruments
Mutual Funds	$2,458,129,845	$—	$—	$2,458,129,845
For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the underlying funds’ shareholder reports for further information regarding the levels used in valuing the underlying funds’ assets or liabilities.

Notes to Financial Statements  - continued
Derivatives — Each fund does not invest in derivatives directly. Each fund does invest in underlying funds that may use derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the underlying funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
Indemnifications — Under each fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each fund. Additionally, in the normal course of business, each fund enters into agreements with service providers that may contain indemnification clauses. Each fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against each fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income by each fund is affected by the timing of the declaration of distributions by the underlying funds in which each fund invests. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Each fund and/or the underlying funds may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statements of Operations.
Tax Matters and Distributions — Each fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. Each fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed each fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
Year ended 5/31/22	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Ordinary income (including any short-term capital gains)	$130,737,104	$243,876,428	$237,936,259	$92,864,812
Long-term capital gains	33,592,805	158,322,310	233,327,796	83,900,656
Total distributions	$164,329,909	$402,198,738	$471,264,055	$176,765,468
Year ended 5/31/21	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Ordinary income (including any short-term capital gains)	$60,635,735	$86,057,133	$50,002,396	$11,104,503
Long-term capital gains	38,180,804	139,862,845	153,648,340	67,705,421
Total distributions	$98,816,539	$225,919,978	$203,650,736	$78,809,924

Notes to Financial Statements  - continued
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 5/31/22	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Cost of investments	$3,564,378,551	$4,982,341,609	$4,052,514,223	$1,452,874,003
Gross appreciation	749,023,838	1,963,403,476	2,250,562,146	1,014,664,899
Gross depreciation	(144,962,374)	(245,944,835)	(122,449,845)	(9,409,057)
Net unrealized appreciation (depreciation)	$604,061,464	$1,717,458,641	$2,128,112,301	$1,005,255,842
Undistributed ordinary income	11,083,062	14,291,680	7,703,797	—
Undistributed long-term capital gain	28,675,917	90,776,492	118,651,932	56,835,283
Post-October capital loss deferral	—	—	—	(1,955,297)
Late year ordinary loss deferral	—	—	—	(2,250,675)
Total distributable earnings (loss)	$643,820,443	$1,822,526,813	$2,254,468,030	$1,057,885,153
Multiple Classes of Shares of Beneficial Interest — Each fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. Each fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. Effective March 21, 2022, all Class 529B and Class 529C shares were converted into Class 529A shares. Effective May 20, 2022, all Class 529A shares were redeemed. Each fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	MFS Conservative Allocation Fund		MFS Moderate Allocation Fund		MFS Growth Allocation Fund		MFS Aggressive Growth Allocation Fund
	Year Ended 5/31/22 (i)	Year Ended 5/31/21	Year Ended 5/31/22 (i)	Year Ended 5/31/21	Year Ended 5/31/22 (i)	Year Ended 5/31/21	Year Ended 5/31/22 (i)	Year Ended 5/31/21
Class A	$103,815,228	$54,722,059	$276,567,034	$145,402,158	$319,597,176	$131,401,659	$98,862,321	$41,124,494
Class B	1,042,785	1,084,398	4,499,766	3,989,700	5,492,859	3,226,849	2,062,940	1,261,974
Class C	13,721,590	10,000,935	32,006,084	22,532,119	36,297,415	17,806,427	15,834,763	7,601,984
Class I	21,657,438	15,137,935	28,009,118	15,927,837	32,588,097	14,981,594	17,809,105	9,053,819
Class R1	389,398	266,691	1,381,570	807,113	1,300,149	593,487	1,027,487	515,458
Class R2	1,861,528	1,439,026	6,454,199	4,520,696	9,351,146	4,602,473	4,123,946	2,054,391
Class R3	4,011,626	2,964,928	13,005,624	8,602,082	11,541,626	5,945,631	6,811,884	3,567,584
Class R4	10,300,331	7,699,153	18,863,008	11,501,005	26,880,368	12,276,669	14,448,809	6,293,052
Class R6	15,372	—	33,821	—	27,228	—	5,690	—
Class 529A	6,591,833	4,675,914	18,455,392	10,777,610	24,828,235	11,123,652	14,466,884	6,614,057
Class 529B	102,684	111,263	321,991	258,759	532,633	251,071	120,341	85,310
Class 529C	820,096	714,237	2,601,131	1,600,899	2,827,123	1,441,224	1,191,298	637,801
Total	$164,329,909	$98,816,539	$402,198,738	$225,919,978	$471,264,055	$203,650,736	$176,765,468	$78,809,924
(i)	For Class R6, the period is from the class inception, September 30, 2021, through the stated period end.
(3)  Transactions with Affiliates
Note regarding references to Class 529A, Class 529B, and Class 529C shares in this “Note (3) Transactions with Affiliates”: Effective March 21, 2022, all Class 529B and Class 529C shares were converted into Class 529A shares. Effective May 20, 2022, all Class 529A shares were redeemed. Accordingly, information with respect to Class 529B and Class 529C shares is for the period ending March 21, 2022, and information with respect to Class 529A shares is for the period ending May 20, 2022.
Investment Adviser — Each fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the funds. MFS receives no compensation under this agreement; however MFS receives management fees from the underlying MFS funds.

Notes to Financial Statements  - continued
The investment adviser has agreed in writing to pay a portion of the following funds’ operating expenses, excluding distribution and service fees, program manager fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses including fees and expenses associated with investments in investment companies and other similar investment vehicles, such that operating expenses do not exceed the following rates annually of these fund’s average daily net assets:
	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Class A	0.10%	0.10%	0.10%	0.13%
Class B	0.10%	0.10%	0.10%	0.13%
Class C	0.10%	0.10%	0.10%	0.13%
Class I	0.10%	0.10%	0.10%	0.13%
Class R1	0.10%	0.10%	0.10%	0.13%
Class R2	0.10%	0.10%	0.10%	0.13%
Class R3	0.10%	0.10%	0.10%	0.13%
Class R4	0.10%	0.10%	0.10%	0.13%
Class R6 (effective 9/30/21)	0.03%	0.02%	0.02%	0.05%
Class 529A	0.10%	0.10%	0.10%	0.13%
Class 529B	0.10%	0.10%	0.10%	0.13%
Class 529C	0.10%	0.10%	0.10%	0.13%
These written agreements will continue until modified by the funds’ Board of Trustees, but such agreements will continue at least until September 30, 2023. For the year ended May 31, 2022, these reductions amounted to $74,401 for the MFS Conservative Allocation Fund, $597,059 for the MFS Moderate Allocation Fund, $1,350,902 for the MFS Growth Allocation Fund, and $246,379 for the MFS Aggressive Growth Allocation Fund. Each reduction is included in the reduction of total expenses in the Statements of Operations.
In addition to the fees and expenses which each fund bears directly, each fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which each fund invests. Accordingly, the expense ratio for each fund reflects only those fees and expenses borne directly by each fund.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received the following amounts for the year ended May 31, 2022, as its portion of the initial sales charge on sales of Class A and Class 529A shares of each fund:
	Class A	Class 529A
MFS Conservative Allocation Fund	$482,808	$43,924
MFS Moderate Allocation Fund	858,711	112,409
MFS Growth Allocation Fund	1,137,982	171,410
MFS Aggressive Growth Allocation Fund	554,833	146,520
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
Each fund's distribution plan provides that each fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Class A
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	—	0.25%	0.25%	0.25%	$6,951,550
MFS Moderate Allocation Fund	—	0.25%	0.25%	0.25%	12,470,845
MFS Growth Allocation Fund	—	0.25%	0.25%	0.25%	11,307,011
MFS Aggressive Growth Allocation Fund	—	0.25%	0.25%	0.25%	3,671,229

Notes to Financial Statements  - continued
	Class B
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$378,000
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	1.00%	958,222
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	929,520
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	356,000
	Class C
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$4,619,951
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	1.00%	6,574,662
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	5,865,860
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	2,597,835
	Class R1
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$128,971
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	1.00%	268,573
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	206,846
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	177,023
	Class R2
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.25%	0.25%	0.50%	0.50%	$266,048
MFS Moderate Allocation Fund	0.25%	0.25%	0.50%	0.50%	605,654
MFS Growth Allocation Fund	0.25%	0.25%	0.50%	0.50%	686,228
MFS Aggressive Growth Allocation Fund	0.25%	0.25%	0.50%	0.50%	316,686
	Class R3
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	—	0.25%	0.25%	0.25%	$266,559
MFS Moderate Allocation Fund	—	0.25%	0.25%	0.25%	589,314
MFS Growth Allocation Fund	—	0.25%	0.25%	0.25%	410,325
MFS Aggressive Growth Allocation Fund	—	0.25%	0.25%	0.25%	256,714
	Class 529A
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	—	0.25%	0.25%	0.24%	$449,050
MFS Moderate Allocation Fund	—	0.25%	0.25%	0.24%	835,994
MFS Growth Allocation Fund	—	0.25%	0.25%	0.24%	880,368
MFS Aggressive Growth Allocation Fund	—	0.25%	0.25%	0.24%	534,847
	Class 529B
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	0.24%	$6,308
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	0.24%	11,816
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	0.23%	15,200
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	0.82%	14,320

Notes to Financial Statements  - continued
	Class 529C
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	0.98%	$236,584
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	0.99%	432,229
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	0.99%	378,353
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	0.99%	163,184
	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Total Distribution and Service Fees	$13,303,021	$22,747,309	$20,679,711	$8,087,838
(d)	In accordance with the distribution plan for certain classes, each fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2022 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended May 31, 2022, these rebates amounted to the following and are included in the reduction of total expenses in the Statements of Operations:
	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Class A	$617	$1,997	$2,796	$1,830
Class B	—	19	177	—
Class C	136	222	438	231
Class R2	—	308	311	—
Class 529A	25,765	37,898	40,347	28,274
Class 529B	368	147	446	71
Class 529C	4,133	4,482	4,937	2,330
For the MFS Conservative Allocation Fund, the MFS Moderate Allocation Fund, and the MFS Growth Allocation Fund for the year ended May 31, 2022, the 0.75% distribution fee was not imposed for Class 529B shares of each fund due to the sales charge limitations contained in Financial Industry Regulatory Authority (“FINRA”) Rule 2341. Effective January 1, 2022, for the MFS Aggressive Growth Allocation Fund, the 0.75% distribution fee for Class 529B shares was also not imposed.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2022, were as follows:
CDSC Imposed	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Class A	$450,953	$251,712	$160,743	$47,916
Class B	19,336	47,589	42,436	11,730
Class C	51,826	54,793	63,363	48,296
Class 529B	39	—	102	206
Class 529C	1,146	729	1,428	823
During the year ended May 31, 2022, to meet the requirements of FINRA Rule 2341, MFD returned $504, $1,128, and $39 of the CDSC collected in the prior fiscal year for Class 529B of the MFS Moderate Allocation Fund, the MFS Growth Allocation Fund, and the MFS Aggressive Growth Allocation Fund, respectively, which had the effect of further reducing the annual effective distribution fee rates for this class by 0.010%, 0.017%, and 0.002%, respectively.
Each fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in each fund’s 529 share classes is made. Each fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. As described above, all Class 529A, Class 529B, and Class 529C shares were redeemed on or before May 20, 2022. Accordingly, the foregoing agreement between the fund and MFD was terminated effective May 20, 2022. The services

Notes to Financial Statements  - continued
provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended May 31, 2022, were as follows:
	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Class 529A	$89,810	$167,199	$176,073	$106,970
Class 529B	1,262	2,464	3,266	870
Class 529C	11,829	21,611	18,918	8,159
Total Program Manager Fees	$102,901	$191,274	$198,257	$115,999
Shareholder Servicing Agent– MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, provides shareholder services and transfer agent services to the funds. Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-funds’ transfer agent-related expenses, including out-of-pocket and sub-accounting fees, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds. This Special Servicing Agreement terminated on September 30, 2021. For the period from June 1, 2021 through September 29, 2021, shareholder servicing expenses incurred by the funds under this Special Servicing Agreement, including out-of-pocket expenses, were as follows:
MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
$952,465	$2,104,482	$2,431,181	$—
Effective September 30, 2021, MFSC receives a fee from each fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of each fund as determined periodically under the supervision of the funds’ Board of Trustees. For the period from September 30, 2021 through May 31, 2022, each fund paid the following fee, which equated to the following annual percentage of each fund's average daily net assets:
	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Expenses paid	$304,405	$634,339	$775,563	$639,161
Annual percentage of average daily net assets	0.0068%	0.0087%	0.0115%	0.0241%
Effective September 30, 2021, MFSC also receives reimbursement from each fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the period from September 30, 2021 through May 31, 2022, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to the following:
MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
$2,198,936	$4,082,802	$3,858,324	$2,520,719
Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to each fund. Under an administrative services agreement, each fund reimburses MFS the costs incurred to provide these services. Each fund pays an annual fixed amount of $17,500. The administrative services fee incurred for the year ended May 31, 2022 was equivalent to the following annual effective rates of each fund's average daily net assets:
	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Percentage of average daily net assets	0.0004%	0.0002%	0.0003%	0.0007%
Trustees’ and Officers’ Compensation — Each fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The funds do not pay compensation directly to Trustees or officers of each fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to each fund. Certain officers and Trustees of each fund are officers or directors of MFS, MFD, and MFSC.
Other — Each fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

Notes to Financial Statements  - continued
On September 29, 2021, MFS purchased the following fund shares as an initial investment in the class:
Fund	Class	Shares	Amount
MFS Conservative Allocation Fund	Class R6	2,697	$50,000
MFS Moderate Allocation Fund	Class R6	2,250	50,000
MFS Growth Allocation Fund	Class R6	1,850	50,000
MFS Aggressive Growth Allocation Fund	Class R6	1,549	50,000
(4)  Portfolio Securities
For the year ended May 31, 2022, purchases and sales of shares of underlying funds, excluding the MFS Institutional Money Market Portfolio, aggregated to the following:
	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Purchases	$662,255,833	$798,259,227	$754,396,150	$378,104,568
Sales	$398,458,608	$807,581,441	$768,668,200	$334,253,019
(5)  Shares of Beneficial Interest
Each fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	MFS Conservative Allocation Fund				MFS Moderate Allocation Fund
	Year ended 5/31/22 (i)		Year ended 5/31/21		Year ended 5/31/22 (i)		Year ended 5/31/21
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	67,679,957	$ 1,221,314,304	83,677,557	$ 1,446,475,605	64,087,563	$ 1,359,111,133	78,665,459	$ 1,579,624,726
Class B	93,027	1,665,420	190,001	3,233,488	36,785	762,264	115,401	2,268,421
Class C	4,830,361	86,218,196	6,327,886	107,713,290	4,234,381	87,982,540	5,321,324	104,563,792
Class I	11,090,692	201,830,274	13,450,176	234,644,981	5,790,239	125,696,224	9,355,564	188,024,948
Class R1	126,121	2,165,139	152,930	2,539,194	148,640	3,003,937	159,837	3,057,094
Class R2	802,943	13,797,950	813,319	13,491,579	1,100,525	22,278,112	805,670	15,692,528
Class R3	1,835,554	32,616,119	1,877,564	31,954,032	2,001,055	41,362,889	1,989,223	39,797,107
Class R4	5,579,880	98,938,943	5,021,700	87,073,006	3,178,768	66,866,175	5,018,328	100,100,136
Class R6	4,011,762	66,084,891	—	—	10,755,093	205,732,457	—	—
Class 529A	7,021,015	124,154,124	4,955,688	85,088,294	7,030,533	145,839,839	4,971,273	99,370,823
Class 529B	59,317	1,058,613	89,324	1,509,037	54,771	1,158,960	79,229	1,530,253
Class 529C	619,502	11,001,161	888,416	14,796,454	501,716	10,539,056	779,192	15,067,958
	103,750,131	$ 1,860,845,134	117,444,561	$ 2,028,518,960	98,920,069	$ 2,070,333,586	107,260,500	$ 2,149,097,786
Shares issued to shareholders in reinvestment of distributions
Class A	5,509,883	$ 100,451,582	3,051,241	$ 52,694,334	12,475,152	$ 268,574,303	6,988,603	$ 140,232,546
Class B	55,157	1,004,048	59,958	1,034,598	207,077	4,400,978	194,570	3,886,545
Class C	735,835	13,226,348	566,520	9,653,969	1,477,992	31,133,054	1,109,702	21,962,015
Class I	993,915	18,297,574	645,564	11,241,482	1,084,011	23,712,133	636,413	12,952,356
Class R1	22,170	389,398	15,981	266,691	67,341	1,381,570	41,814	807,113
Class R2	102,661	1,813,555	84,307	1,409,470	306,461	6,431,465	226,997	4,449,260
Class R3	222,035	4,011,206	173,580	2,964,915	609,638	13,005,624	432,998	8,602,082
Class R4	492,350	8,976,215	390,178	6,717,455	697,878	15,003,351	473,673	9,467,492
Class R6	878	15,372	—	—	1,640	33,821	—	—
Class 529A	353,307	6,399,773	267,095	4,577,057	846,016	18,099,800	532,887	10,629,811
Class 529B	5,727	102,348	6,597	111,071	15,125	317,806	13,160	257,543
Class 529C	44,437	789,847	41,595	700,523	122,704	2,551,571	80,214	1,569,238
	8,538,355	$ 155,477,266	5,302,616	$ 91,371,565	17,911,035	$ 384,645,476	10,731,031	$ 214,816,001

Notes to Financial Statements  - continued
	MFS Conservative Allocation Fund − continued				MFS Moderate Allocation Fund − continued
	Year ended 5/31/22 (i)		Year ended 5/31/21		Year ended 5/31/22 (i)		Year ended 5/31/21
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(42,044,231)	$ (749,032,903)	(39,536,815)	$ (683,679,633)	(43,477,163)	$ (912,895,376)	(44,448,891)	$ (887,456,254)
Class B	(981,518)	(17,507,879)	(1,738,528)	(29,749,237)	(2,004,737)	(41,816,299)	(3,286,121)	(64,751,280)
Class C	(8,473,584)	(148,571,403)	(14,339,432)	(244,019,920)	(11,266,526)	(232,666,725)	(21,766,613)	(427,201,220)
Class I	(9,942,137)	(174,501,245)	(10,657,908)	(188,437,582)	(5,662,496)	(121,101,541)	(5,223,888)	(106,678,258)
Class R1	(201,826)	(3,392,524)	(155,755)	(2,592,828)	(153,547)	(3,078,840)	(293,384)	(5,574,276)
Class R2	(1,007,115)	(17,330,569)	(1,423,086)	(23,607,122)	(1,800,271)	(36,971,719)	(2,007,519)	(38,871,735)
Class R3	(2,523,982)	(43,995,048)	(1,999,902)	(34,430,468)	(3,990,332)	(82,425,614)	(3,012,848)	(59,373,883)
Class R4	(4,668,604)	(83,521,684)	(5,277,130)	(91,983,739)	(3,940,095)	(82,866,417)	(4,033,546)	(80,985,916)
Class R6	(40,640)	(679,766)	—	—	(123,363)	(2,401,071)	—	—
Class 529A	(17,226,421)	(286,120,415)	(5,025,275)	(85,989,272)	(23,331,934)	(443,822,099)	(3,891,084)	(77,058,372)
Class 529B	(262,623)	(4,524,684)	(173,396)	(2,930,157)	(381,081)	(7,643,019)	(193,610)	(3,776,927)
Class 529C	(2,466,975)	(42,216,507)	(1,791,905)	(30,095,206)	(3,305,962)	(65,455,676)	(1,908,496)	(37,156,281)
	(89,839,656)	$ (1,571,394,627)	(82,119,132)	$ (1,417,515,164)	(99,437,507)	$ (2,033,144,396)	(90,066,000)	$ (1,788,884,402)
Net change
Class A	31,145,609	$ 572,732,983	47,191,983	$ 815,490,306	33,085,552	$ 714,790,060	41,205,171	$ 832,401,018
Class B	(833,334)	(14,838,411)	(1,488,569)	(25,481,151)	(1,760,875)	(36,653,057)	(2,976,150)	(58,596,314)
Class C	(2,907,388)	(49,126,859)	(7,445,026)	(126,652,661)	(5,554,153)	(113,551,131)	(15,335,587)	(300,675,413)
Class I	2,142,470	45,626,603	3,437,832	57,448,881	1,211,754	28,306,816	4,768,089	94,299,046
Class R1	(53,535)	(837,987)	13,156	213,057	62,434	1,306,667	(91,733)	(1,710,069)
Class R2	(101,511)	(1,719,064)	(525,460)	(8,706,073)	(393,285)	(8,262,142)	(974,852)	(18,729,947)
Class R3	(466,393)	(7,367,723)	51,242	488,479	(1,379,639)	(28,057,101)	(590,627)	(10,974,694)
Class R4	1,403,626	24,393,474	134,748	1,806,722	(63,449)	(996,891)	1,458,455	28,581,712
Class R6	3,972,000	65,420,497	—	—	10,633,370	203,365,207	—	—
Class 529A	(9,852,099)	(155,566,518)	197,508	3,676,079	(15,455,385)	(279,882,460)	1,613,076	32,942,262
Class 529B	(197,579)	(3,363,723)	(77,475)	(1,310,049)	(311,185)	(6,166,253)	(101,221)	(1,989,131)
Class 529C	(1,803,036)	(30,425,499)	(861,894)	(14,598,229)	(2,681,542)	(52,365,049)	(1,049,090)	(20,519,085)
	22,448,830	$ 444,927,773	40,628,045	$ 702,375,361	17,393,597	$ 421,834,666	27,925,531	$ 575,029,385
	MFS Growth Allocation Fund				MFS Aggressive Growth Allocation Fund
	Year ended 5/31/22 (i)		Year ended 5/31/21		Year ended 5/31/22 (i)		Year ended 5/31/21
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	42,486,620	$ 1,089,837,005	45,574,531	$ 1,082,172,000	12,227,052	$ 371,603,360	12,430,207	$ 342,558,924
Class B	16,966	431,802	56,069	1,336,063	3,830	120,168	20,272	550,222
Class C	3,167,900	79,542,973	3,663,134	85,105,771	2,034,053	59,961,959	1,955,754	52,396,964
Class I	4,398,105	114,910,801	6,365,083	149,445,578	2,976,116	92,283,196	3,428,900	95,136,620
Class R1	164,341	3,928,779	92,886	2,099,857	85,168	2,449,701	68,390	1,809,935
Class R2	936,936	22,514,274	677,036	15,531,206	484,136	14,072,406	318,116	8,524,662
Class R3	1,400,278	35,173,792	1,103,194	25,785,668	663,636	19,830,110	709,801	18,941,318
Class R4	2,448,459	63,516,154	3,410,735	80,319,352	1,342,716	41,535,284	1,935,164	53,219,042
Class R6	9,810,608	221,561,239	—	—	6,695,872	180,042,173	—	—
Class 529A	5,009,586	125,064,969	3,279,153	77,721,062	1,945,476	58,222,496	1,454,160	39,949,038
Class 529B	18,369	474,433	32,218	743,694	919	27,627	2,342	60,140
Class 529C	238,070	6,028,200	360,613	8,239,780	70,856	2,121,609	125,658	3,311,732
	70,096,238	$ 1,762,984,421	64,614,652	$ 1,528,500,031	28,529,830	$ 842,270,089	22,448,764	$ 616,458,597

Notes to Financial Statements  - continued
	MFS Growth Allocation Fund − continued				MFS Aggressive Growth Allocation Fund − continued
	Year ended 5/31/22 (i)		Year ended 5/31/21		Year ended 5/31/22 (i)		Year ended 5/31/21
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	12,000,801	$ 312,260,853	5,336,898	$ 127,872,067	3,087,985	$ 96,345,134	1,433,328	$ 39,918,176
Class B	206,595	5,361,134	131,353	3,134,080	66,577	2,046,565	45,607	1,250,988
Class C	1,400,635	35,758,201	746,071	17,547,597	511,180	15,488,749	275,380	7,462,793
Class I	1,109,514	29,191,324	522,310	12,639,904	470,323	14,965,686	242,661	6,879,449
Class R1	52,257	1,300,149	25,837	593,487	34,491	1,027,487	19,342	515,458
Class R2	368,587	9,343,689	195,388	4,568,165	135,389	4,123,946	75,116	2,044,619
Class R3	448,045	11,541,626	250,553	5,945,631	220,307	6,811,884	129,214	3,567,584
Class R4	895,617	23,277,073	455,262	10,889,864	423,080	13,246,638	204,634	5,715,428
Class R6	1,035	27,227	—	—	179	5,690	—	—
Class 529A	952,223	24,538,771	463,894	11,012,842	463,564	14,342,681	236,207	6,526,394
Class 529B	20,809	531,680	10,585	249,168	3,968	120,314	3,136	84,850
Class 529C	111,480	2,800,278	61,653	1,428,497	39,442	1,173,784	23,673	630,413
	17,567,598	$ 455,932,005	8,199,804	$ 195,881,302	5,456,485	$ 169,698,558	2,688,298	$ 74,596,152
Shares reacquired
Class A	(28,783,172)	$ (733,349,747)	(30,616,885)	$ (720,826,930)	(8,015,329)	$ (243,001,870)	(9,140,309)	$ (247,127,536)
Class B	(1,390,197)	(35,406,190)	(2,198,913)	(51,136,467)	(352,686)	(10,532,362)	(540,657)	(14,562,986)
Class C	(7,723,646)	(194,063,690)	(14,027,266)	(324,315,503)	(2,566,060)	(75,602,980)	(3,783,476)	(101,347,436)
Class I	(3,835,578)	(98,174,500)	(4,647,704)	(112,613,275)	(2,466,759)	(73,773,013)	(3,591,680)	(101,838,846)
Class R1	(230,239)	(5,645,494)	(251,495)	(5,507,548)	(148,576)	(4,406,606)	(113,834)	(2,876,259)
Class R2	(1,425,828)	(35,217,718)	(1,437,473)	(33,136,267)	(685,380)	(20,121,709)	(674,339)	(17,986,393)
Class R3	(2,269,886)	(56,210,144)	(2,036,228)	(47,637,232)	(941,107)	(28,192,601)	(1,211,956)	(32,753,524)
Class R4	(2,876,306)	(72,971,374)	(2,926,702)	(69,666,620)	(1,548,611)	(46,551,128)	(1,604,698)	(44,400,254)
Class R6	(31,672)	(734,488)	—	—	(23,945)	(671,629)	—	—
Class 529A	(19,450,265)	(438,339,175)	(3,064,738)	(71,568,191)	(9,405,661)	(250,775,106)	(1,402,105)	(37,887,004)
Class 529B	(383,865)	(9,333,936)	(129,952)	(2,985,235)	(88,666)	(2,545,589)	(51,159)	(1,342,031)
Class 529C	(2,335,240)	(55,716,364)	(1,317,649)	(30,192,306)	(834,437)	(23,400,312)	(410,945)	(10,804,317)
	(70,735,894)	$ (1,735,162,820)	(62,655,005)	$ (1,469,585,574)	(27,077,217)	$ (779,574,905)	(22,525,158)	$ (612,926,586)
Net change
Class A	25,704,249	$ 668,748,111	20,294,544	$ 489,217,137	7,299,708	$ 224,946,624	4,723,226	$ 135,349,564
Class B	(1,166,636)	(29,613,254)	(2,011,491)	(46,666,324)	(282,279)	(8,365,629)	(474,778)	(12,761,776)
Class C	(3,155,111)	(78,762,516)	(9,618,061)	(221,662,135)	(20,827)	(152,272)	(1,552,342)	(41,487,679)
Class I	1,672,041	45,927,625	2,239,689	49,472,207	979,680	33,475,869	79,881	177,223
Class R1	(13,641)	(416,566)	(132,772)	(2,814,204)	(28,917)	(929,418)	(26,102)	(550,866)
Class R2	(120,305)	(3,359,755)	(565,049)	(13,036,896)	(65,855)	(1,925,357)	(281,107)	(7,417,112)
Class R3	(421,563)	(9,494,726)	(682,481)	(15,905,933)	(57,164)	(1,550,607)	(372,941)	(10,244,622)
Class R4	467,770	13,821,853	939,295	21,542,596	217,185	8,230,794	535,100	14,534,216
Class R6	9,779,971	220,853,978	—	—	6,672,106	179,376,234	—	—
Class 529A	(13,488,456)	(288,735,435)	678,309	17,165,713	(6,996,621)	(178,209,929)	288,262	8,588,428
Class 529B	(344,687)	(8,327,823)	(87,149)	(1,992,373)	(83,779)	(2,397,648)	(45,681)	(1,197,041)
Class 529C	(1,985,690)	(46,887,886)	(895,383)	(20,524,029)	(724,139)	(20,104,919)	(261,614)	(6,862,172)
	16,927,942	$ 483,753,606	10,159,451	$ 254,795,759	6,909,098	$ 232,393,742	2,611,904	$ 78,128,163
(i)	For Class R6, the period is from the class inception, September 30, 2021, through the stated period end.
Effective June 1, 2019, purchases of each fund's Class B and Class 529B shares were closed to new and existing investors subject to certain exceptions. Effective after the close of business on March 18, 2022, all sales of Class 529B and Class 529C shares were suspended, and Class 529B and Class 529C shares were converted into Class 529A shares of the fund effective March 21, 2022. Effective after the close of business on May 13, 2022, all sales and redemptions of Class 529A shares were suspended, and all Class 529A shares were redeemed on May 20, 2022.

Notes to Financial Statements  - continued
(6)  Line of Credit
Each fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by each fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, each fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended May 31, 2022, each fund’s commitment fee and interest expense were as follows and are included in “Miscellaneous” expense in the Statements of Operations:
	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Commitment Fee	$16,670	$26,911	$24,283	$9,148
Interest Expense	—	—	—	—
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
	MFS Conservative Allocation Fund
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Commodity Strategy Fund	$86,337,625	$37,749,580	$43,676,662	$(4,435,421)	$7,104,008	$83,079,130
MFS Emerging Markets Debt Fund	122,009,614	6,550,303	26,954,181	(1,009,490)	(16,952,367)	83,643,879
MFS Emerging Markets Debt Local Currency Fund	83,477,497	22,067,679	5,966,633	(1,928,988)	(14,305,966)	83,343,589
MFS Global Opportunistic Bond Fund	231,214,408	121,813,208	19,354,884	(4,498,299)	(41,238,810)	287,935,623
MFS Global Real Estate Fund	84,261,427	8,660,512	4,441,999	24,326	(4,185,615)	84,318,651
MFS Government Securities Fund	408,728,426	76,099,430	35,035,319	(4,326,657)	(35,792,347)	409,673,533
MFS Growth Fund	245,267,554	48,378,855	6,107,854	182,020	(40,473,300)	247,247,275
MFS High Income Fund	202,808,224	21,378,874	35,928,812	(1,358,201)	(17,780,883)	169,119,202
MFS Inflation-Adjusted Bond Fund	412,520,884	77,443,663	41,773,490	(3,447,050)	(33,844,551)	410,899,456
MFS Institutional Money Market Portfolio	8,828,438	286,781,375	287,876,348	—	—	7,733,465
MFS International Growth Fund	82,760,207	8,223,606	14,719,688	4,604,465	(17,757,963)	63,110,627
MFS International Intrinsic Value Fund	81,797,598	11,141,511	14,581,875	2,966,318	(18,528,735)	62,794,817
MFS International Large Cap Value Fund	20,096,078	54,274,202	4,895,380	(444,988)	(5,646,043)	63,383,869
MFS Limited Maturity Fund	410,010,223	70,840,264	46,022,029	(2,501,024)	(20,534,749)	411,792,685
MFS Mid Cap Growth Fund	161,292,782	42,940,428	2,588,017	(122,409)	(36,003,881)	165,518,903
MFS Mid Cap Value Fund	167,854,999	24,008,662	14,969,915	(364,187)	(4,837,608)	171,691,951
MFS New Discovery Fund	40,781,442	22,227,374	366,565	(145,895)	(21,406,246)	41,090,110
MFS New Discovery Value Fund	42,645,743	7,989,231	3,244,362	(132,140)	(4,448,972)	42,809,500
MFS Research Fund	248,542,001	40,802,010	8,252,660	(714,585)	(23,549,798)	256,826,968
MFS Research International Fund	166,900,690	11,786,845	9,982,202	591,115	(21,823,911)	147,472,537
MFS Total Return Bond Fund	615,025,975	125,917,806	38,213,113	(6,194,055)	(77,284,034)	619,252,579
MFS Value Fund	253,075,579	30,378,262	21,382,969	(1,054,365)	(5,314,841)	255,701,666
	$4,176,237,414	$1,157,453,680	$686,334,957	$(24,309,510)	$(454,606,612)	$4,168,440,015

Notes to Financial Statements  - continued
	MFS Conservative Allocation Fund - continued
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Commodity Strategy Fund	$33,663,963	$—
MFS Emerging Markets Debt Fund	4,643,607	—
MFS Emerging Markets Debt Local Currency Fund	4,119,332	—
MFS Global Opportunistic Bond Fund	10,228,201	7,003,062
MFS Global Real Estate Fund	1,573,247	505,372
MFS Government Securities Fund	5,714,236	—
MFS Growth Fund	—	7,628,258
MFS High Income Fund	8,676,633	—
MFS Inflation-Adjusted Bond Fund	25,832,437	—
MFS Institutional Money Market Portfolio	9,370	—
MFS International Growth Fund	1,395,822	3,257,714
MFS International Intrinsic Value Fund	848,506	4,342,951
MFS International Large Cap Value Fund	2,385,393	303,010
MFS Limited Maturity Fund	6,335,059	—
MFS Mid Cap Growth Fund	—	6,159,028
MFS Mid Cap Value Fund	4,040,840	6,713,507
MFS New Discovery Fund	3,378,546	4,214,145
MFS New Discovery Value Fund	1,859,059	2,293,988
MFS Research Fund	3,588,800	12,041,397
MFS Research International Fund	2,339,813	—
MFS Total Return Bond Fund	16,777,996	6,741,026
MFS Value Fund	4,559,047	5,252,478
	$141,969,907	$66,455,936

Notes to Financial Statements  - continued
	MFS Moderate Allocation Fund
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Commodity Strategy Fund	$226,103,440	$88,977,502	$113,798,986	$(38,468,605)	$47,886,780	$210,700,131
MFS Emerging Markets Debt Fund	206,388,741	37,581,109	2,500,670	(586,229)	(40,454,460)	200,428,491
MFS Emerging Markets Debt Local Currency Fund	138,632,601	29,172,783	7,651,988	(2,401,383)	(23,991,045)	133,760,968
MFS Emerging Markets Equity Fund	9,178,262	79,370,007	1,553,543	(228,567)	(20,143,247)	66,622,912
MFS Global Opportunistic Bond Fund	340,127,771	61,196,218	18,331,612	(4,099,048)	(47,971,895)	330,921,434
MFS Global Real Estate Fund	222,629,328	10,995,964	21,401,665	2,975,332	(12,174,916)	203,024,043
MFS Government Securities Fund	679,530,749	93,030,078	47,937,538	(5,527,029)	(58,570,122)	660,526,138
MFS Growth Fund	571,614,451	70,696,619	47,759,351	5,787,839	(85,377,510)	514,962,048
MFS High Income Fund	340,188,880	26,429,457	64,186,401	(3,201,254)	(27,355,941)	271,874,741
MFS Inflation-Adjusted Bond Fund	483,491,269	63,755,877	40,867,335	(3,164,812)	(38,683,603)	464,531,396
MFS Institutional Money Market Portfolio	3,392,011	229,482,868	227,713,852	—	—	5,161,027
MFS International Growth Fund	211,487,578	19,414,448	68,883,048	32,125,530	(59,684,048)	134,460,460
MFS International Intrinsic Value Fund	210,254,407	23,180,233	69,758,433	30,055,398	(62,167,632)	131,563,973
MFS International Large Cap Value Fund	18,063,018	140,273,980	9,784,486	(785,669)	(11,718,441)	136,048,402
MFS International New Discovery Fund	70,253,400	12,832,048	619,848	(84,858)	(15,636,200)	66,744,542
MFS Mid Cap Growth Fund	482,054,850	80,210,159	15,219,346	953,048	(97,714,805)	450,283,906
MFS Mid Cap Value Fund	531,996,322	37,928,780	68,548,339	14,750,278	(30,285,584)	485,841,457
MFS New Discovery Fund	103,379,093	44,374,381	1,781,977	55,822	(50,681,176)	95,346,143
MFS New Discovery Value Fund	117,005,428	13,480,217	15,531,021	2,617,638	(14,064,713)	103,507,549
MFS Research Fund	583,743,633	48,940,823	34,201,286	3,676,526	(53,758,119)	548,401,577
MFS Research International Fund	426,850,740	22,990,094	64,977,030	19,148,925	(67,263,236)	336,749,493
MFS Total Return Bond Fund	554,751,755	152,257,324	29,670,342	(4,385,953)	(75,806,736)	597,146,048
MFS Value Fund	599,349,510	28,167,951	62,617,193	9,259,899	(22,966,796)	551,193,371
	$7,130,467,237	$1,414,738,920	$1,035,295,290	$58,472,828	$(868,583,445)	$6,699,800,250

Notes to Financial Statements  - continued
	MFS Moderate Allocation Fund - continued
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Commodity Strategy Fund	$81,684,654	$—
MFS Emerging Markets Debt Fund	9,884,954	—
MFS Emerging Markets Debt Local Currency Fund	6,735,964	—
MFS Emerging Markets Equity Fund	1,605,784	—
MFS Global Opportunistic Bond Fund	11,963,205	8,096,944
MFS Global Real Estate Fund	3,875,752	1,245,001
MFS Government Securities Fund	9,370,910	—
MFS Growth Fund	—	16,780,669
MFS High Income Fund	14,187,160	—
MFS Inflation-Adjusted Bond Fund	29,650,916	—
MFS Institutional Money Market Portfolio	4,558	—
MFS International Growth Fund	2,989,796	6,977,893
MFS International Intrinsic Value Fund	1,814,833	9,288,951
MFS International Large Cap Value Fund	5,165,959	656,218
MFS International New Discovery Fund	1,430,125	2,273,097
MFS Mid Cap Growth Fund	—	17,592,706
MFS Mid Cap Value Fund	11,689,290	19,420,751
MFS New Discovery Fund	8,089,122	10,089,764
MFS New Discovery Value Fund	4,615,835	5,652,463
MFS Research Fund	7,850,866	26,341,784
MFS Research International Fund	5,368,436	—
MFS Total Return Bond Fund	16,388,466	6,582,389
MFS Value Fund	10,122,776	11,513,394
	$244,489,361	$142,512,024

Notes to Financial Statements  - continued
	MFS Growth Allocation Fund
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Commodity Strategy Fund	$276,541,385	$102,591,478	$118,440,573	$(51,123,934)	$62,302,537	$271,870,893
MFS Emerging Markets Debt Fund	187,249,509	34,491,240	1,298,555	(345,020)	(36,859,728)	183,237,446
MFS Emerging Markets Debt Local Currency Fund	125,124,309	26,094,330	4,805,757	(2,001,212)	(21,755,387)	122,656,283
MFS Emerging Markets Equity Fund	66,310,385	90,658,373	988,679	(150,479)	(35,320,536)	120,509,064
MFS Global Opportunistic Bond Fund	126,003,183	93,180,844	7,906,773	(2,070,938)	(26,516,700)	182,689,616
MFS Global Real Estate Fund	272,255,235	6,608,529	18,370,930	1,923,612	(13,668,913)	248,747,533
MFS Growth Fund	715,222,835	53,801,261	91,093,341	32,118,592	(122,608,169)	587,441,178
MFS High Income Fund	311,090,188	15,254,092	47,387,576	(3,039,592)	(25,371,569)	250,545,543
MFS Inflation-Adjusted Bond Fund	314,609,930	41,850,208	22,416,002	(1,958,108)	(25,480,159)	306,605,869
MFS Institutional Money Market Portfolio	7,988,501	255,139,614	253,964,922	—	—	9,163,193
MFS International Growth Fund	322,131,545	19,921,408	118,718,063	56,272,966	(94,833,876)	184,773,980
MFS International Intrinsic Value Fund	319,253,115	24,453,641	119,337,175	52,903,137	(97,272,857)	179,999,861
MFS International Large Cap Value Fund	8,313,588	206,139,192	10,688,946	(1,031,082)	(14,678,371)	188,054,381
MFS International New Discovery Fund	128,326,581	22,089,653	10,079	(277)	(28,590,908)	121,814,970
MFS Mid Cap Growth Fund	563,305,823	77,603,443	2,162,828	121,380	(115,105,570)	523,762,248
MFS Mid Cap Value Fund	620,120,246	37,871,933	61,092,022	10,259,883	(29,256,080)	577,903,960
MFS New Discovery Fund	125,393,898	49,110,825	6,566	423,419	(61,264,681)	113,656,895
MFS New Discovery Value Fund	140,870,952	13,006,994	12,269,480	322,524	(14,613,455)	127,317,535
MFS Research Fund	539,462,696	152,756,948	3,941,417	(290,665)	(60,210,993)	627,776,569
MFS Research International Fund	458,853,171	37,230,679	2,636,046	(605,753)	(61,257,021)	431,585,030
MFS Total Return Bond Fund	185,905,803	27,874,160	6,695,636	(1,073,097)	(23,132,411)	182,878,819
MFS Value Fund	748,190,584	25,263,020	118,401,754	32,069,096	(49,485,288)	637,635,658
	$6,562,523,462	$1,412,991,865	$1,022,633,120	$122,724,452	$(894,980,135)	$6,180,626,524

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Commodity Strategy Fund	$102,265,803	$—
MFS Emerging Markets Debt Fund	8,894,193	—
MFS Emerging Markets Debt Local Currency Fund	6,009,504	—
MFS Emerging Markets Equity Fund	2,851,389	—
MFS Global Opportunistic Bond Fund	6,445,501	4,401,733
MFS Global Real Estate Fund	4,865,906	1,563,067
MFS Growth Fund	—	19,780,626
MFS High Income Fund	13,229,714	—
MFS Inflation-Adjusted Bond Fund	19,204,781	—
MFS Institutional Money Market Portfolio	8,408	—
MFS International Growth Fund	4,116,278	9,606,994
MFS International Intrinsic Value Fund	2,520,991	12,903,320
MFS International Large Cap Value Fund	7,035,112	893,652
MFS International New Discovery Fund	2,586,284	4,110,742
MFS Mid Cap Growth Fund	—	20,714,313
MFS Mid Cap Value Fund	13,872,939	23,048,696
MFS New Discovery Fund	9,693,100	12,090,443
MFS New Discovery Value Fund	5,707,117	6,982,327
MFS Research Fund	8,963,424	30,074,718
MFS Research International Fund	6,845,066	—
MFS Total Return Bond Fund	4,936,486	1,978,862
MFS Value Fund	11,931,562	13,331,458
	$241,983,558	$161,480,951

Notes to Financial Statements  - continued
	MFS Aggressive Growth Allocation Fund
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Commodity Strategy Fund	$133,433,028	$51,491,811	$62,253,955	$(15,050,165)	$20,745,708	$128,366,427
MFS Emerging Markets Equity Fund	52,077,304	46,166,199	2,089,375	(344,772)	(21,789,560)	74,019,796
MFS Global Real Estate Fund	130,284,596	4,928,009	6,536,757	440,662	(6,238,525)	122,877,985
MFS Growth Fund	322,472,132	39,740,272	33,398,971	7,509,665	(51,071,608)	285,251,490
MFS Institutional Money Market Portfolio	2,046,113	104,152,078	103,102,047	—	—	3,096,144
MFS International Growth Fund	202,046,529	15,129,771	68,781,427	27,102,657	(52,634,728)	122,862,802
MFS International Intrinsic Value Fund	199,906,724	20,432,505	69,697,440	23,170,573	(52,615,214)	121,197,148
MFS International Large Cap Value Fund	10,408,771	132,701,799	9,183,752	(786,499)	(9,602,045)	123,538,274
MFS International New Discovery Fund	100,134,470	21,587,731	833,868	(270,123)	(22,870,747)	97,747,463
MFS Mid Cap Growth Fund	242,807,745	47,867,923	1,388,821	54,198	(51,697,926)	237,643,119
MFS Mid Cap Value Fund	261,671,911	21,700,662	24,396,456	500,068	(8,542,295)	250,933,890
MFS New Discovery Fund	61,027,672	29,224,494	53,157	548	(31,036,879)	59,162,678
MFS New Discovery Value Fund	66,486,628	7,813,089	5,123,562	(57,591)	(6,764,490)	62,354,074
MFS Research Fund	233,471,086	69,447,320	3,588,949	(349,824)	(26,150,978)	272,828,655
MFS Research International Fund	204,197,637	23,974,441	3,150,374	(645,983)	(27,661,963)	196,713,758
MFS Value Fund	338,612,396	12,495,183	43,776,155	6,130,751	(13,926,033)	299,536,142
	$2,561,084,742	$648,853,287	$437,355,066	$47,404,165	$(361,857,283)	$2,458,129,845

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Commodity Strategy Fund	$48,861,184	$—
MFS Emerging Markets Equity Fund	1,749,665	—
MFS Global Real Estate Fund	2,347,307	754,022
MFS Growth Fund	—	9,144,867
MFS Institutional Money Market Portfolio	2,124	—
MFS International Growth Fund	2,713,780	6,333,698
MFS International Intrinsic Value Fund	1,656,141	8,476,713
MFS International Large Cap Value Fund	4,676,604	594,057
MFS International New Discovery Fund	2,081,109	3,307,796
MFS Mid Cap Growth Fund	—	9,047,127
MFS Mid Cap Value Fund	5,996,007	9,961,850
MFS New Discovery Fund	4,852,764	6,052,973
MFS New Discovery Value Fund	2,748,366	3,371,010
MFS Research Fund	3,890,232	13,052,781
MFS Research International Fund	3,112,436	—
MFS Value Fund	5,552,999	6,261,153
	$90,240,718	$76,358,047
(8)  LIBOR Transition
Certain of each fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by each fund and certain other contractual arrangements of each fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on each fund's performance. With respect to each fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by each fund and any other contractual arrangements of each fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848

Notes to Financial Statements  - continued
–	Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the funds to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the funds of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(9)  Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of each fund’s assets and thus each fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the funds.

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund and
MFS Aggressive Growth Allocation Fund and the Board of Trustees of MFS Series Trust X
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund and MFS Aggressive Growth Allocation Fund (collectively referred to as the “Funds”) (four of the funds constituting MFS Series Trust X (the “Trust”)), including the portfolios of investments, as of May 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (four of the funds constituting MFS Series Trust X) at May 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
July 15, 2022

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of July 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	137	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	137	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	137	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	137	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	137	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	137	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	137	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	137	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	137	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	137	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	137	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	137	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
David L. DiLorenzo (k) (age 53)	President	July 2005	137	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	137	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	137	Massachusetts Financial Services Company, Vice President and Senior Counsel
Rosa E. Licea-Mailloux(k) (age 45)	Chief Compliance Officer	March 2022	137	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	137	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	137	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	137	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Trustees and Officers -continued
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Joseph Flaherty Natalie Shapiro

Statement Regarding Liquidity Risk Management Program
Each fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. Each fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of each fund. Liquidity risk is the risk that each fund could not meet requests to redeem shares issued by each fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its March 2022 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2021 to December 31, 2021 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively in all material respects and had adequately and effectively been implemented to assess and manage each fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted each fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in each fund may be subject, can be found in each fund's prospectus.

Proxy Voting Policies and Information
MFS votes proxies on behalf of the funds pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how each fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of each fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about each fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing each fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
Each fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The funds will notify shareholders of amounts for use in preparing 2022 income tax forms in January 2023. The following information is provided pursuant to provisions of the Internal Revenue Code.
The funds designate the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The funds below designated the following amounts as capital gain dividends paid during the fiscal year:
Capital Gains
MFS Conservative Allocation Fund	$47,101,000
MFS Moderate Allocation Fund	195,067,000
MFS Growth Allocation Fund	281,443,000
MFS Aggressive Growth Allocation Fund	102,052,000
For corporate shareholders, the percentages of the ordinary income dividends paid during the fiscal year that qualify for the corporate dividends received deduction are as follows:
Dividends Received Deductions
MFS Conservative Allocation Fund	10.02%
MFS Moderate Allocation Fund	13.94%
MFS Growth Allocation Fund	17.02%
MFS Aggressive Growth Allocation Fund	20.76%
The funds intend to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

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CONTACT
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Annual Report
May 31, 2022
MFS®  Managed Wealth Fund
MGW-ANN

MFS® Managed Wealth Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Global markets have recently been buffeted by a series of crosscurrents, including rising inflation, tighter financial conditions, the continued spread of the coronavirus (particularly in Asia), and the evolving geopolitical landscape in the wake of Russia’s invasion of Ukraine. Consequently, at a time when global growth faces multiple headwinds, central banks have been presented with the challenge of reining in rising prices without tipping economies into recession. At its June meeting, the US Federal Reserve undertook a 0.75% rate hike, its largest since 1994. Additional larger-than-normal hikes are expected in coming meetings as the Fed seeks to move policy into restrictive territory by year-end to slow the economy and dampen inflation. Richly valued, rate-sensitive growth equities have been hit particularly hard by higher interest rates, and volatility in credit markets has picked up too.
There are, however, encouraging signs for the markets. The latest wave of COVID-19 cases appears to be receding in Asia, cases outside of Asia remain well below prior peaks, and fewer are seriously ill. Meanwhile, unemployment is low and there are signs that some global supply chain bottlenecks are beginning to ease, though lingering coronavirus restrictions in China and disruptions stemming from Russia’s invasion of Ukraine could hamper these advances. Additionally, easier Chinese monetary and regulatory policies and the record pace of corporate stock buybacks are supportive elements, albeit in an otherwise turbulent investment environment.
It is important to have a deep understanding of company fundamentals during times of market transition, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
July 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure
		Active Security Selection (a)	Derivative Overlay Positions (b)	Net Market Exposure (c)
Strategic Allocation	MFS Value Fund	30.9%
	MFS Institutional International Equity Fund	30.6%
	MFS Growth Fund	28.9%
Market Exposure Overlay	Mini Russell 1000 Growth Future JUN 17 22		(22.0)%
	Mini MSCI EAFE Index Future JUN 17 22		(23.8)%
	Mini Russell 1000 Value Index Future JUN 17 22		(24.2)%
Net Equity Exposure				20.4%
	Standard & Poor's 500 Index Option 3000.00 PUT JUN 16 23		(0.5)%
Downside Hedge(s)				(0.5)%
Net Equivalent Equity Exposure		90.4%	(70.5)%	19.9%
Limited Maturity U.S. Treasury Notes				5.9%
Cash	Cash & Cash Equivalents (d)			3.6%
	Other (e)			70.6%
Total Net Exposure Summary				100.0%
Top ten holdings (c)(i)
Microsoft Corp.	3.4%
Amazon.com, Inc.	1.9%
Alphabet, Inc., “A”	1.7%
Nestle S.A.	1.6%
Apple, Inc.	1.5%
Thermo Fisher Scientific, Inc.	1.3%
JPMorgan Chase & Co.	1.1%
Mini Russell 1000 Growth Future JUN 17 22	(22.0)%
Mini MSCI EAFE Index Future JUN 17 22	(23.8)%
Mini Russell 1000 Value Index Future JUN 17 22	(24.2)%
2

Portfolio Composition - continued
(a)	Represents the actively managed portion of the portfolio and for purposes of this presentation, components include the value of securities, less any securities sold short. The bond component will include any accrued interest amounts. This also reflects the equivalent exposure of certain derivative positions. These amounts may be negative from time to time.
(b)	Represents the tactical overlay portion of the portfolio which is how the fund manages its exposure to markets and currencies through the use of derivative positions. Percentages reflect the equivalent exposure of those derivative positions.
(c)	For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of all derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts.
(d)	Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
(e)	Other includes currency derivatives and/or the offsetting of the leverage produced by the fund’s derivative positions.
(i)	For purposes of this presentation, the components include a look-through to the individual holdings within the underlying affiliated funds.
Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The value of derivatives may be different.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Percentages are based on net assets as of May 31, 2022.
The portfolio is actively managed and current holdings may be different.
3

Management Review
Summary of Results
The MFS Managed Wealth Fund's (fund) investment objective is to seek total return. MFS seeks to achieve the fund’s objective by generating returns from (1) a strategic allocation to three MFS equity funds, referred to as underlying funds, and (2) a tactical asset allocation overlay primarily using derivative instruments to seek to decrease the volatility of the fund’s returns by reducing the fund’s exposure to the equity and/or currency markets as represented by the underlying funds and also to potentially expose the fund to asset classes and/or markets in which the underlying funds have little or no exposure. In addition, MFS may seek to limit the fund’s exposure to certain extreme market events. It is expected that the fund will generally have lower volatility than the overall equity market and will generally underperform the equity markets during periods of rising equity markets.
A committee of portfolio managers (committee) is responsible for selecting the underlying funds, determining the target strategic allocations to the underlying funds, and determining the fund’s tactical allocation overlay.
For the twelve months ended May 31, 2022, Class A shares of the fund provided a total return of -2.00%, at net asset value. This compares with a return of 0.13% for the fund’s benchmark, the ICE BofA 0-3 Month U.S. Treasury Bill Index. The fund’s other benchmark, the Standard & Poor's 500 Stock Index generated a return of -0.30%.
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, have kept supply chains stretched for longer than expected. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns from goods to services, straining already tight labor markets in most developed economies. As a result of Russia’s invasion of Ukraine, geopolitical considerations such as sanctions and trade bans have resulted in additional supply chain tumult and soaring global energy prices. Taken together, these factors have contributed to significant upticks in market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on corralling inflation, although investors expected varying degrees of action from the central banks. The Fed was expected to be the most hawkish developed market central bank and the European Central Bank less so, given the growth-deleting effects on Europe's economy stemming from the invasion.
Against an environment of rising labor and raw materials prices, higher interest rates and waning fiscal and monetary stimulus, investor anxiety increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs
4

Management Review - continued
that a few supply chain bottlenecks (particularly semiconductors) may be easing, low levels of unemployment across developed markets and loosening coronavirus restrictions were supportive factors for the macroeconomic backdrop.
Factors Affecting Performance
During the reporting period, the fund’s allocation to both the MFS Growth Fund and MFS Institutional International Equity Fund were the most notable detractors from absolute performance.
Conversely, the fund’s short exposure to futures contracts on the MSCI Emerging Markets Index and Russell 2000® Index contributed to absolute performance.
Respectfully,
Portfolio Manager(s)
William Adams, Robert Almeida, David Cole, Mike Roberge, and Barnaby Wiener
Note to Shareholders: Effective November 1, 2021, David Cole was added as a Portfolio Manager of the fund.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
5

Performance Summary THROUGH 5/31/22
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment (t)
6

Performance Summary  - continued
Total Returns through 5/31/22
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	6/27/14	(2.00)%	2.47%	2.30%
B	6/27/14	(2.71)%	1.57%	1.41%
C	6/27/14	(2.72)%	1.60%	1.42%
I	6/27/14	(1.78)%	2.59%	2.43%
R1	6/27/14	(2.70)%	1.59%	1.42%
R2	6/27/14	(2.28)%	2.09%	1.93%
R3	6/27/14	(2.00)%	2.36%	2.19%
R4	6/27/14	(1.77)%	2.60%	2.43%
R6	10/02/17	(1.70)%	N/A	2.76%
Comparative benchmark(s)

ICE BofA 0-3 Month U.S. Treasury Bill Index (f)	0.13%	1.06%	0.73%
Standard & Poor's 500 Stock Index (f)	(0.30)%	13.38%	12.00%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	(7.64)%	1.26%	1.54%
B With CDSC (Declining over six years from 4% to 0%) (v)	(6.60)%	1.19%	1.41%
C With CDSC (1% for 12 months) (v)	(3.69)%	1.60%	1.42%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
ICE BofA 0-3 Month U.S. Treasury Bill Index(d) – tracks the performance of U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months.
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
It is not possible to invest directly in an index.
(d)	Source ICE Data Indices, LLC (“ICE Data”), is used with permission. ICE Data, its affiliates and their respective third party suppliers disclaim any and all warranties and representations, express and/or implied, including any warranties of merchantability or fitness for a particular purpose or use, including the indices, index data and any data included in, related to, or derived therefrom. Neither ICE Data, its affiliates nor their respective third party suppliers shall
7

Performance Summary  - continued
be subject to any damages or liability with respect the adequacy, accuracy, timeliness or completeness of the indices or the index data or any component thereof, and the indices and the index data and all components thereof are provided on an “as is” basis and your use is at your own risk. ICE Data, its affiliates and their respective third party suppliers do not sponsor, endorse or recommend MFS, or any of its products or services.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund's share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
8

Expense Table
Fund expenses borne by the shareholders during the period,
December 1, 2021 through May 31, 2022
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary. If these transactional and indirect costs were included, your costs would have been higher.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2021 through May 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
9

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/21	Ending Account Value 5/31/22	Expenses Paid During Period (p) 12/01/21-5/31/22
A	Actual	0.93%	$1,000.00	$972.34	$4.57
	Hypothetical (h)	0.93%	$1,000.00	$1,020.29	$4.68
B	Actual	1.67%	$1,000.00	$968.58	$8.20
	Hypothetical (h)	1.67%	$1,000.00	$1,016.60	$8.40
C	Actual	1.68%	$1,000.00	$969.31	$8.25
	Hypothetical (h)	1.68%	$1,000.00	$1,016.55	$8.45
I	Actual	0.68%	$1,000.00	$972.93	$3.34
	Hypothetical (h)	0.68%	$1,000.00	$1,021.54	$3.43
R1	Actual	1.68%	$1,000.00	$968.61	$8.25
	Hypothetical (h)	1.68%	$1,000.00	$1,016.55	$8.45
R2	Actual	1.18%	$1,000.00	$971.25	$5.80
	Hypothetical (h)	1.18%	$1,000.00	$1,019.05	$5.94
R3	Actual	0.93%	$1,000.00	$972.39	$4.57
	Hypothetical (h)	0.93%	$1,000.00	$1,020.29	$4.68
R4	Actual	0.68%	$1,000.00	$973.02	$3.34
	Hypothetical (h)	0.68%	$1,000.00	$1,021.54	$3.43
R6	Actual	0.59%	$1,000.00	$973.74	$2.90
	Hypothetical (h)	0.59%	$1,000.00	$1,021.99	$2.97
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.
Notes to Expense Table
Expense ratios include 0.01% of interest expense on uncovered collateral or margin obligations with the broker (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).
10

Portfolio of Investments
5/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Bonds – 5.7%
U.S. Treasury Obligations – 5.7%
U.S. Treasury Notes, 1.75%, 9/30/2022 (f)	$1,000,000	$ 1,001,289
U.S. Treasury Notes, 1.625%, 12/15/2022 (f)	1,000,000	1,000,313
U.S. Treasury Notes, 0.5%, 3/15/2023 (f)	1,000,000	988,828
U.S. Treasury Notes, 1.375%, 6/30/2023 (f)	1,000,000	991,250
U.S. Treasury Notes, 1.375%, 9/30/2023 (f)	1,000,000	988,242
U.S. Treasury Notes, 0.75%, 12/31/2023	1,000,000	974,844
Total Bonds (Identified Cost, $6,027,723)		$ 5,944,766
Investment Companies (h) – 93.8%
International Stock Funds – 30.6%
MFS Institutional International Equity Fund	1,081,173	$ 31,678,368
U.S. Stock Funds – 59.8%
MFS Growth Fund - Class R6	200,637	$ 29,971,176
MFS Value Fund - Class R6	629,317	32,007,066
		$ 61,978,242
Money Market Funds – 3.4%
MFS Institutional Money Market Portfolio, 0.64% (v)	3,547,981	$ 3,547,981
Total Investment Companies (Identified Cost, $67,698,142)		$ 97,204,591

Underlying/Expiration Date/Exercise Price	Put/Call	Counterparty	Notional Amount	Par Amount/ Number of Contracts
Purchased Options – 0.1%
Market Index Securities – 0.1%
S&P 500 Index – June 2023 @ $3,000 (Premiums Paid, $119,230)	Put	Exchange Traded	$ 4,132,150	10	$92,450

Other Assets, Less Liabilities – 0.4%	452,341
Net Assets – 100.0%	$ 103,694,148

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $97,204,591 and $6,037,216, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
11

Portfolio of Investments – continued
Derivative Contracts at 5/31/22
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Equity Futures
Mini Russell 1000 Growth Index	Short	USD	191	$22,859,835	June – 2022	$1,030,822
Liability Derivatives
Equity Futures
Mini MSCI EAFE Index	Short	USD	242	$24,647,700	June – 2022	$(325,473)
Mini Russell 1000 Value Index	Short	USD	321	25,132,695	June – 2022	(249,391)
						$(574,864)
At May 31, 2022, the fund had liquid securities with an aggregate value of $3,581,747 to cover any collateral or margin obligations for certain derivative contracts.
See Notes to Financial Statements
12

Financial Statements
Statement of Assets and Liabilities
At 5/31/22
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $6,146,953)	$6,037,216
Investments in affiliated issuers, at value (identified cost, $67,698,142)	97,204,591
Cash	16
Receivables for
Net daily variation margin on open futures contracts	486,952
Investments sold	69,091
Fund shares sold	42,683
Interest	22,776
Other assets	324
Total assets	$103,863,649
Liabilities
Payables for
Fund shares reacquired	$65,447
Payable to affiliates
Investment adviser	8,115
Administrative services fee	363
Shareholder servicing costs	23,466
Distribution and service fees	904
Payable for independent Trustees' compensation	4
Accrued expenses and other liabilities	71,202
Total liabilities	$169,501
Net assets	$103,694,148
Net assets consist of
Paid-in capital	$102,144,941
Total distributable earnings (loss)	1,549,207
Net assets	$103,694,148
Shares of beneficial interest outstanding	9,196,504
13

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$10,280,130	914,049	$11.25
Class B	80,281	7,439	10.79
Class C	3,869,539	360,425	10.74
Class I	82,106,477	7,263,879	11.30
Class R1	55,991	5,187	10.80
Class R2	57,955	5,198	11.15
Class R3	58,904	5,228	11.27
Class R4	59,879	5,297	11.30
Class R6	7,124,992	629,802	11.31

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $11.94 [100 / 94.25 x $11.25]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
14

Financial Statements
Statement of Operations
Year ended 5/31/22
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends from affiliated issuers	$1,416,561
Interest	38,953
Other	35
Total investment income	$1,455,549
Expenses
Management fee	$423,586
Distribution and service fees	85,324
Shareholder servicing costs	105,878
Administrative services fee	27,189
Independent Trustees' compensation	3,583
Custodian fee	11,872
Shareholder communications	12,907
Audit and tax fees	50,196
Legal fees	1,405
Registration fees	133,291
Miscellaneous	55,810
Total expenses	$911,041
Reduction of expenses by investment adviser	(19,848)
Net expenses	$891,193
Net investment income (loss)	$564,356
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(906,838)
Affiliated issuers	7,131,426
Capital gain distributions from affiliated issuers	3,008,725
Written options	375,062
Futures contracts	(2,973,408)
Net realized gain (loss)	$6,634,967
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$109,020
Affiliated issuers	(15,983,182)
Written options	(50,198)
Futures contracts	6,666,811
Net unrealized gain (loss)	$(9,257,549)
Net realized and unrealized gain (loss)	$(2,622,582)
Change in net assets from operations	$(2,058,226)
See Notes to Financial Statements
15

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	5/31/22	5/31/21
Change in net assets
From operations
Net investment income (loss)	$564,356	$154,156
Net realized gain (loss)	6,634,967	(37,122,169)
Net unrealized gain (loss)	(9,257,549)	35,983,671
Change in net assets from operations	$(2,058,226)	$(984,342)
Total distributions to shareholders	$(151,087)	$(325,002)
Change in net assets from fund share transactions	$(27,822,282)	$26,795,436
Total change in net assets	$(30,031,595)	$25,486,092
Net assets
At beginning of period	133,725,743	108,239,651
At end of period	$103,694,148	$133,725,743
See Notes to Financial Statements
16

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$11.46	$11.54	$10.91	$10.37	$10.14
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$(0.01)	$0.09	$0.07	$0.04
Net realized and unrealized gain (loss)	(0.24)	(0.05)	0.60	0.51	0.27
Total from investment operations	$(0.21)	$(0.06)	$0.69	$0.58	$0.31
Less distributions declared to shareholders
From net investment income	$—	$(0.02)	$(0.06)	$(0.04)	$(0.08)
Net asset value, end of period (x)	$11.25	$11.46	$11.54	$10.91	$10.37
Total return (%) (r)(s)(t)(x)	(1.83)	(0.54)	6.30	5.59	3.08
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.94	0.91	1.20	1.43	1.73
Expenses after expense reductions (h)	0.92	0.88	0.74	0.71	0.75
Net investment income (loss)	0.29	(0.07)	0.77	0.64	0.41
Portfolio turnover	19	50	28	17	18
Net assets at end of period (000 omitted)	$10,280	$14,339	$12,826	$8,205	$4,698
See Notes to Financial Statements
17

Financial Highlights – continued
Class B	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$11.08	$11.23	$10.66	$10.19	$9.98
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.06)	$(0.09)	$(0.01)	$(0.03)	$(0.04)
Net realized and unrealized gain (loss)	(0.23)	(0.06)	0.58	0.50	0.25
Total from investment operations	$(0.29)	$(0.15)	$0.57	$0.47	$0.21
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
Net asset value, end of period (x)	$10.79	$11.08	$11.23	$10.66	$10.19
Total return (%) (r)(s)(t)(x)	(2.62)	(1.34)	5.35	4.61	2.10
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	1.69	1.66	1.96	2.18	2.49
Expenses after expense reductions (h)	1.67	1.65	1.67	1.65	1.64
Net investment income (loss)	(0.53)	(0.84)	(0.05)	(0.31)	(0.42)
Portfolio turnover	19	50	28	17	18
Net assets at end of period (000 omitted)	$80	$74	$75	$98	$89

Class C	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$11.02	$11.18	$10.62	$10.15	$9.93
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.06)	$(0.09)	$(0.02)	$(0.03)	$(0.04)
Net realized and unrealized gain (loss)	(0.22)	(0.06)	0.58	0.50	0.26
Total from investment operations	$(0.28)	$(0.15)	$0.56	$0.47	$0.22
Less distributions declared to shareholders
From net investment income	$—	$(0.01)	$—	$—	$—
Net asset value, end of period (x)	$10.74	$11.02	$11.18	$10.62	$10.15
Total return (%) (r)(s)(t)(x)	(2.54)	(1.35)	5.27	4.63	2.22
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	1.69	1.67	1.94	2.19	2.47
Expenses after expense reductions (h)	1.67	1.66	1.67	1.65	1.65
Net investment income (loss)	(0.54)	(0.86)	(0.19)	(0.27)	(0.40)
Portfolio turnover	19	50	28	17	18
Net assets at end of period (000 omitted)	$3,870	$6,363	$2,462	$1,074	$905
See Notes to Financial Statements
18

Financial Highlights – continued
Class I	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$11.50	$11.57	$10.94	$10.39	$10.17
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.02	$0.08	$0.07	$0.08
Net realized and unrealized gain (loss)	(0.24)	(0.06)	0.61	0.52	0.24
Total from investment operations	$(0.18)	$(0.04)	$0.69	$0.59	$0.32
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.03)	$(0.06)	$(0.04)	$(0.10)
Net asset value, end of period (x)	$11.30	$11.50	$11.57	$10.94	$10.39
Total return (%) (r)(s)(t)(x)	(1.61)	(0.37)	6.33	5.74	3.12
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.69	0.66	0.94	1.16	1.48
Expenses after expense reductions (h)	0.67	0.65	0.67	0.65	0.65
Net investment income (loss)	0.54	0.17	0.67	0.64	0.73
Portfolio turnover	19	50	28	17	18
Net assets at end of period (000 omitted)	$82,106	$105,346	$78,292	$24,169	$14,632

Class R1	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$11.08	$11.23	$10.66	$10.19	$9.98
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.06)	$(0.09)	$(0.01)	$(0.03)	$(0.04)
Net realized and unrealized gain (loss)	(0.22)	(0.06)	0.58	0.50	0.25
Total from investment operations	$(0.28)	$(0.15)	$0.57	$0.47	$0.21
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
Net asset value, end of period (x)	$10.80	$11.08	$11.23	$10.66	$10.19
Total return (%) (r)(s)(t)(x)	(2.53)	(1.34)	5.35	4.61	2.10
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	1.68	1.66	1.96	2.19	2.48
Expenses after expense reductions (h)	1.67	1.65	1.67	1.65	1.65
Net investment income (loss)	(0.51)	(0.83)	(0.10)	(0.29)	(0.36)
Portfolio turnover	19	50	28	17	18
Net assets at end of period (000 omitted)	$56	$57	$58	$55	$53
See Notes to Financial Statements
19

Financial Highlights – continued
Class R2	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$11.39	$11.48	$10.86	$10.33	$10.11
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.00)(w)	$(0.04)	$0.04	$0.02	$0.01
Net realized and unrealized gain (loss)	(0.24)	(0.05)	0.59	0.51	0.26
Total from investment operations	$(0.24)	$(0.09)	$0.63	$0.53	$0.27
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.01)	$—	$(0.05)
Net asset value, end of period (x)	$11.15	$11.39	$11.48	$10.86	$10.33
Total return (%) (r)(s)(t)(x)	(2.11)	(0.78)	5.79	5.13	2.66
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	1.19	1.16	1.46	1.69	1.98
Expenses after expense reductions (h)	1.17	1.15	1.17	1.15	1.15
Net investment income (loss)	(0.01)	(0.33)	0.40	0.21	0.13
Portfolio turnover	19	50	28	17	18
Net assets at end of period (000 omitted)	$58	$59	$60	$56	$54

Class R3	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$11.48	$11.55	$10.92	$10.37	$10.15
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$(0.01)	$0.07	$0.05	$0.04
Net realized and unrealized gain (loss)	(0.24)	(0.06)	0.59	0.52	0.25
Total from investment operations	$(0.21)	$(0.07)	$0.66	$0.57	$0.29
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.03)	$(0.02)	$(0.07)
Net asset value, end of period (x)	$11.27	$11.48	$11.55	$10.92	$10.37
Total return (%) (r)(s)(t)(x)	(1.83)	(0.61)	6.09	5.49	2.90
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.94	0.91	1.21	1.44	1.73
Expenses after expense reductions (h)	0.92	0.90	0.92	0.90	0.90
Net investment income (loss)	0.24	(0.09)	0.65	0.45	0.38
Portfolio turnover	19	50	28	17	18
Net assets at end of period (000 omitted)	$59	$60	$60	$57	$54
See Notes to Financial Statements
20

Financial Highlights – continued
Class R4	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$11.50	$11.57	$10.93	$10.39	$10.17
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.02	$0.10	$0.07	$0.07
Net realized and unrealized gain (loss)	(0.24)	(0.07)	0.60	0.51	0.25
Total from investment operations	$(0.18)	$(0.05)	$0.70	$0.58	$0.32
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.02)	$(0.06)	$(0.04)	$(0.10)
Net asset value, end of period (x)	$11.30	$11.50	$11.57	$10.93	$10.39
Total return (%) (r)(s)(t)(x)	(1.60)	(0.40)	6.43	5.64	3.15
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.69	0.66	0.96	1.19	1.48
Expenses after expense reductions (h)	0.67	0.65	0.67	0.65	0.65
Net investment income (loss)	0.49	0.16	0.90	0.71	0.64
Portfolio turnover	19	50	28	17	18
Net assets at end of period (000 omitted)	$60	$61	$61	$57	$54

Class R6	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18(i)
Net asset value, beginning of period	$11.51	$11.57	$10.93	$10.39	$10.21
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.04	$0.09	$0.08	$(0.01)
Net realized and unrealized gain (loss)	(0.24)	(0.07)	0.61	0.51	0.29
Total from investment operations	$(0.17)	$(0.03)	$0.70	$0.59	$0.28
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.03)	$(0.06)	$(0.05)	$(0.10)
Net asset value, end of period (x)	$11.31	$11.51	$11.57	$10.93	$10.39
Total return (%) (r)(s)(t)(x)	(1.53)	(0.27)	6.44	5.67	2.80(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.61	0.59	0.91	1.18	1.53(a)
Expenses after expense reductions (h)	0.59	0.58	0.62	0.64	0.64(a)
Net investment income (loss)	0.59	0.32	0.84	0.74	(0.17)(a)(l)
Portfolio turnover	19	50	28	17	18
Net assets at end of period (000 omitted)	$7,125	$7,366	$14,345	$5,621	$4,348

See Notes to Financial Statements
21

Financial Highlights – continued
(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(i)	For Class R6, the period is from the class inception, October 2, 2017, through the stated period end.
(l)	Recognition of net investment income by the fund may be affected by the timing of the declaration of dividends by companies in which the fund invests and the actual annual net investment income ratio may differ.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
22

Notes to Financial Statements
(1) Business and Organization
MFS Managed Wealth Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in derivatives as part of its principal investment strategy. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicators on which the derivative is based. Derivatives can involve leverage.
The fund is a “fund of funds”, which invests the majority of its assets in other MFS mutual funds (underlying funds), which may have different fiscal year ends than the fund. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Certain underlying funds can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, greater government involvement in the economy, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater political, social, and economic instability than developed markets.
The accounting policies of the underlying funds in which the fund invests are outlined in the underlying funds’ shareholder reports, which are available without charge by calling 1-800-225-2606, at mfs.com and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov. The underlying funds' shareholder reports are not covered by this report.
The investment objective of each of the underlying funds held by the fund at May 31, 2022 was to seek capital appreciation.
23

Notes to Financial Statements  - continued
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Open-end investment companies (underlying funds) are generally valued at their net asset value per share. The investments of underlying funds managed by the adviser are valued as described below. For purposes of this policy disclosure, “fund” also refers to the underlying funds in which the fund-of-funds invests.
Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with
24

Notes to Financial Statements  - continued
such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts. The following is a summary of the levels used as of May 31, 2022 in valuing the fund's assets and liabilities:
25

Notes to Financial Statements  - continued
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$92,450	$—	$—	$92,450
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	—	5,944,766	—	5,944,766
Mutual Funds	97,204,591	—	—	97,204,591
Total	$97,297,041	$5,944,766	$—	$103,241,807
Other Financial Instruments
Futures Contracts – Assets	$1,030,822	$—	$—	$1,030,822
Futures Contracts – Liabilities	(574,864)	—	—	(574,864)
For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the underlying funds’ shareholder reports for further information regarding the levels used in valuing the underlying funds’ assets or liabilities.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were written options, purchased options, and futures contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at May 31, 2022 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Equity	Futures Contracts	$1,030,822	$(574,864)
Equity	Purchased Option Contracts	92,450	—
Total		$1,123,272	$(574,864)
(a)	The value of purchased options outstanding is included in investments in unaffiliated issuers, at value, within the Statement of Assets and Liabilities. Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the Statement of Assets and Liabilities.
26

Notes to Financial Statements  - continued
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended May 31, 2022 as reported in the Statement of Operations:
Risk	Futures Contracts	Unaffiliated Issuers (Purchased Options)	Written Options
Equity	$(2,973,408)	$(871,059)	$375,062
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended May 31, 2022 as reported in the Statement of Operations:
Risk	Futures Contracts	Unaffiliated Issuers (Purchased Options)	Written Options
Equity	$6,666,811	$166,868	$(50,198)
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
27

Notes to Financial Statements  - continued
The following table presents the fund's derivative assets and liabilities (by type) on a gross basis as of May 31, 2022:
Gross Amounts of:	Derivative Assets	Derivative Liabilities
Futures Contracts (a)	$486,952	$—
Purchased Options	92,450	—
Total Gross Amount of Derivative Assets and Liabilities Presented in the Statement of Assets & Liabilities	$579,402	$—
Less: Derivatives Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	579,402	—
Total Gross Amount of Derivative Assets and Liabilities Subject to a Master Netting Agreement or Similar Arrangement	$—	$—
(a)	The amount presented here represents the fund's current day net variation margin for futures contracts. This amount, which is recognized within the Statement of Assets and Liabilities, differs from the fair value of the futures contracts which is presented in the tables that follow the Portfolio of Investments.
Written Options — In exchange for a premium, the fund wrote put options on securities for which it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.
The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.
At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker or directly with the clearing broker, based on the type of option. For uncleared options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.
28

Notes to Financial Statements  - continued
Purchased Options — The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund's exposure to an underlying instrument.
The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.
Whether or not the option is exercised, the fund's maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
29

Notes to Financial Statements  - continued
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income by the fund is affected by the timing of the declaration of distributions by the underlying funds in which the fund invests. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund and/or the underlying funds may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals and derivative transactions.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 5/31/22	Year ended 5/31/21
Ordinary income (including any short-term capital gains)	$151,087	$325,002
30

Notes to Financial Statements  - continued
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 5/31/22
Cost of investments	$ 75,522,292
Gross appreciation	28,285,210
Gross depreciation	(109,737)
Net unrealized appreciation (depreciation)	$ 28,175,473
Undistributed ordinary income	562,419
Capital loss carryforwards	(27,188,685)
Total distributable earnings (loss)	$ 1,549,207
As of May 31, 2022, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(14,495,161)
Long-Term	(12,693,524)
Total	$(27,188,685)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 5/31/22	Year ended 5/31/21
Class A	$—	$18,531
Class C	—	6,599
Class I	133,675	261,023
Class R4	89	125
Class R6	17,323	38,724
Total	$151,087	$325,002
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.35% of the fund’s average daily net assets.
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board
31

Notes to Financial Statements  - continued
of Trustees, but such agreement will continue at least until September 30, 2023. For the year ended May 31, 2022, this management fee reduction amounted to $16,444, which is included in the reduction of total expenses in the Statement of Operations.
The management fee incurred for the year ended May 31, 2022 was equivalent to an annual effective rate of 0.34% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as fees and expenses associated with investments in investment companies and other similar investment vehicles), such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
				Classes
A	B	C	I	R1	R2	R3	R4	R6
0.91%	1.66%	1.66%	0.66%	1.66%	1.16%	0.91%	0.66%	0.63%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2023. For the year ended May 31, 2022, this reduction amounted to $3,404, which is included in the reduction of total expenses in the Statement of Operations.
In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $287 for the year ended May 31, 2022, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
32

Notes to Financial Statements  - continued
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 34,641
Class B	0.75%	0.25%	1.00%	1.00%	760
Class C	0.75%	0.25%	1.00%	1.00%	48,907
Class R1	0.75%	0.25%	1.00%	1.00%	571
Class R2	0.25%	0.25%	0.50%	0.50%	295
Class R3	—	0.25%	0.25%	0.25%	150
Total Distribution and Service Fees					$85,324
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2022 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended May 31, 2022, there were no service fee rebates.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2022, were as follows:
Amount
Class A	$956
Class B	16
Class C	36
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended May 31, 2022, the fee was $3,717, which equated to 0.0031% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2022, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $102,161.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these
33

Notes to Financial Statements  - continued
services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2022 was equivalent to an annual effective rate of 0.0225% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
On June 18, 2021, MFS redeemed 5,215 shares of Class C for an aggregate amount of $57,419, 107,896 shares of Class I for an aggregate amount of $1,240,805, and 5,007 shares of Class R6 for an aggregate amount of $57,632.
At May 31, 2022, MFS held approximately 70% of the outstanding shares of Class B and 100% of the outstanding shares of Class R1, Class R2, Class R3, and Class R4.
(4) Portfolio Securities
For the year ended May 31, 2022, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$4,007,631	$1,500,000
Non-U.S. Government securities	17,492,529	40,897,031
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 5/31/22		Year ended 5/31/21
	Shares	Amount	Shares	Amount
Shares sold
Class A	305,058	$3,514,808	1,395,899	$16,073,828
Class B	926	10,000	—	—
Class C	42,571	467,117	554,096	6,220,255
Class I	3,433,370	39,470,696	10,465,661	120,964,705
Class R6	159,359	1,845,380	470,841	5,464,757
	3,941,284	$45,308,001	12,886,497	$148,723,545
34

Notes to Financial Statements  - continued
	Year ended 5/31/22		Year ended 5/31/21
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	—	$—	1,616	$18,531
Class C	—	—	597	6,599
Class I	11,407	132,667	22,698	261,023
Class R4	7	89	11	125
Class R6	18	211	34	391
	11,432	$132,967	24,956	$286,669
Shares reacquired
Class A	(642,334)	$(7,261,632)	(1,257,388)	$(14,544,236)
Class B	(196)	(2,119)	—	—
Class C	(259,488)	(2,851,807)	(197,551)	(2,171,868)
Class I	(5,338,533)	(61,202,601)	(8,097,683)	(93,224,715)
Class R6	(169,394)	(1,945,091)	(1,070,768)	(12,273,959)
	(6,409,945)	$(73,263,250)	(10,623,390)	$(122,214,778)
Net change
Class A	(337,276)	$(3,746,824)	140,127	$1,548,123
Class B	730	7,881	—	—
Class C	(216,917)	(2,384,690)	357,142	4,054,986
Class I	(1,893,756)	(21,599,238)	2,390,676	28,001,013
Class R4	7	89	11	125
Class R6	(10,017)	(99,500)	(599,893)	(6,808,811)
	(2,457,229)	$(27,822,282)	2,288,063	$26,795,436
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an
35

Notes to Financial Statements  - continued
agreed upon spread. For the year ended May 31, 2022, the fund’s commitment fee and interest expense were $460 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Growth Fund	$40,567,707	$7,552,829	$14,003,569	$2,714,887	$(6,860,678)	$29,971,176
MFS Institutional International Equity Fund	40,563,573	8,075,277	12,705,215	1,684,295	(5,939,562)	31,678,368
MFS Institutional Money Market Portfolio	5,509,260	124,953,711	126,914,990	—	—	3,547,981
MFS Value Fund	40,483,441	6,162,571	14,188,248	2,732,244	(3,182,942)	32,007,066
	$127,123,981	$146,744,388	$167,812,022	$7,131,426	$(15,983,182)	$97,204,591

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Growth Fund	$—	$1,057,208
MFS Institutional International Equity Fund	782,641	1,227,967
MFS Institutional Money Market Portfolio	7,910	—
MFS Value Fund	626,010	723,550
	$1,416,561	$3,008,725
(8) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
36

Notes to Financial Statements  - continued
(9) Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
37

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Managed Wealth Fund and the Board of Trustees of MFS Series Trust X
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Managed Wealth Fund (the “Fund”) (one of the funds constituting MFS Series Trust X (the “Trust”)), including the portfolio of investments, as of May 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust X) at May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
38

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
July 15, 2022
39

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of July 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	137	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	137	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	137	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	137	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	137	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	137	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	137	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
40

Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	137	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	137	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	137	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	137	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	137	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
David L. DiLorenzo (k) (age 53)	President	July 2005	137	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	137	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	137	Massachusetts Financial Services Company, Vice President and Senior Counsel
41

Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux(k) (age 45)	Chief Compliance Officer	March 2022	137	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	137	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	137	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	137	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed
42

Trustees and Officers -continued
terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
William Adams Robert Almeida David Cole Mike Roberge Barnaby Wiener
43

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its March 2022 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2021 to December 31, 2021 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively in all material respects and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
44

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2022 income tax forms in January 2023. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
45

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
46

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
47

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
May 31, 2022
MFS®  Blended Research®
Growth Equity Fund
BRW-ANN

MFS® Blended Research®
Growth Equity Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Global markets have recently been buffeted by a series of crosscurrents, including rising inflation, tighter financial conditions, the continued spread of the coronavirus (particularly in Asia), and the evolving geopolitical landscape in the wake of Russia’s invasion of Ukraine. Consequently, at a time when global growth faces multiple headwinds, central banks have been presented with the challenge of reining in rising prices without tipping economies into recession. At its June meeting, the US Federal Reserve undertook a 0.75% rate hike, its largest since 1994. Additional larger-than-normal hikes are expected in coming meetings as the Fed seeks to move policy into restrictive territory by year-end to slow the economy and dampen inflation. Richly valued, rate-sensitive growth equities have been hit particularly hard by higher interest rates, and volatility in credit markets has picked up too.
There are, however, encouraging signs for the markets. The latest wave of COVID-19 cases appears to be receding in Asia, cases outside of Asia remain well below prior peaks, and fewer are seriously ill. Meanwhile, unemployment is low and there are signs that some global supply chain bottlenecks are beginning to ease, though lingering coronavirus restrictions in China and disruptions stemming from Russia’s invasion of Ukraine could hamper these advances. Additionally, easier Chinese monetary and regulatory policies and the record pace of corporate stock buybacks are supportive elements, albeit in an otherwise turbulent investment environment.
It is important to have a deep understanding of company fundamentals during times of market transition, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
July 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure
Top ten holdings
Microsoft Corp.	11.3%
Apple, Inc.	11.3%
Amazon.com, Inc.	4.8%
Alphabet, Inc., “A”	3.6%
Alphabet, Inc., “C”	3.4%
Tesla, Inc.	3.0%
Home Depot, Inc.	2.2%
Visa, Inc., “A”	2.1%
Advanced Micro Devices	2.1%
Accenture PLC, “A”	1.9%
GICS equity sectors (g)
Information Technology	45.9%
Consumer Discretionary	17.4%
Communication Services	10.4%
Health Care	8.4%
Industrials	5.2%
Consumer Staples	3.8%
Financials	3.6%
Real Estate	2.5%
Energy	1.5%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of May 31, 2022.
The portfolio is actively managed and current holdings may be different.
2

Management Review
Summary of Results
For the twelve months ended May 31, 2022, Class A shares of the MFS Blended Research Growth Equity Fund (fund) provided a total return of -6.92%, at net asset value. This compares with a return of -6.25% for the fund’s benchmark, the Russell 1000® Growth Index.
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, have kept supply chains stretched for longer than expected. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns from goods to services, straining already tight labor markets in most developed economies. As a result of Russia’s invasion of Ukraine, geopolitical considerations such as sanctions and trade bans have resulted in additional supply chain tumult and soaring global energy prices. Taken together, these factors have contributed to significant upticks in market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on corralling inflation, although investors expected varying degrees of action from the central banks. The Fed was expected to be the most hawkish developed market central bank and the European Central Bank less so, given the growth-deleting effects on Europe's economy stemming from the invasion.
Against an environment of rising labor and raw materials prices, higher interest rates and waning fiscal and monetary stimulus, investor anxiety increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that a few supply chain bottlenecks (particularly semiconductors) may be easing, low levels of unemployment across developed markets and loosening coronavirus restrictions were supportive factors for the macroeconomic backdrop.
Detractors from Performance
Stock selection in the information technology sector detracted from performance relative to the Russell® 1000 Growth Index. Within this sector, the timing of the fund's ownership in shares of software engineering solutions and technology services provider EPAM Systems(h), and its overweight position in digital payment technology developer PayPal(h), hindered relative results. The stock price of EPAM Systems declined after management withdrew its guidance for the upcoming year as the Ukraine and Russian conflict escalated towards the end of the period. Additionally, not holding shares of semiconductor and infrastructure software solutions provider Broadcom, and the fund’s underweight position in computer graphics processor maker NVIDIA, weakened relative performance.
3

Management Review - continued
Stocks in other sectors that were among the fund’s top relative detractors included its overweight positions in social networking service provider Meta Platforms, medical device company Align Technology and fast-food restaurant operator Yum China(h) (China). The stock price of Meta Platforms depreciated as the company’s financial outlook came in meaningfully below expectations over rising competition from TikTok, Apple’s App Tracking Transparency headwinds, tough comparable sales, and incremental E-commerce and supply chain issues. In addition, the fund’s underweight position in electric vehicle manufacturer Tesla, and not holding shares of pharmaceutical company Abbvie and wholesale retailer Costco Wholesale, dampened relative results.
Contributors to Performance
Stock selection within the health care sector contributed to relative performance, led by the fund's overweight positions in health services and information technology company McKesson and biotechnology company Vertex Pharmaceuticals. The stock price of McKesson advanced as the company delivered strong financial results in which sales beat expectations, notably in its US pharmaceutical and international divisions. Additionally, the timing of the fund's ownership in shares of pharmaceutical company Merck further supported relative results.
Stock selection in the real estate sector also strengthened relative returns, driven by the fund’s overweight position in real estate investment trust Extra Space Storage.
An overweight position in the energy sector benefited relative performance. Within this sector, an overweight position in natural gas services provider Cheniere Energy Partners benefited relative results. The stock price of Cheniere Energy Partners appreciated as the company benefited from bullish commodity prices and the expectation of positive free cash flow in coming years.
Elsewhere, the timing of the fund's ownership in shares of streaming service provider Netflix(h) and credit card payment processing firm Block(h), and its overweight positions in aftermarket automotive parts and accessories company AutoZone and online travel company Booking, further supported relative returns.
The fund’s cash and/or cash equivalents position during the period was also a contributor to relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the fund’s benchmark, holding cash benefited performance versus the benchmark, which has no cash position.
Respectfully,
Portfolio Manager(s)
Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks
4

Management Review - continued
Note to Shareholders: At a special shareholder meeting held on March 7, 2022, shareholders of the fund approved a proposal to reclassify the fund from diversified to non-diversified. Please see the fund’s prospectus for details.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
5

Performance Summary THROUGH 5/31/22
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment (t)
6

Performance Summary  - continued
Total Returns through 5/31/22
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	9/15/15	(6.92)%	13.43%	13.06%
B	9/15/15	(7.58)%	12.59%	12.23%
C	9/15/15	(7.58)%	12.61%	12.22%
I	9/15/15	(6.66)%	13.73%	13.35%
R1	9/15/15	(7.58)%	12.58%	12.22%
R2	9/15/15	(7.07)%	13.17%	12.79%
R3	9/15/15	(6.85)%	13.44%	13.07%
R4	9/15/15	(6.64)%	13.75%	13.36%
R6	9/15/15	(6.57)%	13.82%	13.44%
Comparative benchmark(s)

Russell 1000® Growth Index (f)	(6.25)%	16.13%	15.95%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	(12.27)%	12.10%	12.07%
B With CDSC (Declining over six years from 4% to 0%) (v)	(10.70)%	12.34%	12.23%
C With CDSC (1% for 12 months) (v)	(8.36)%	12.61%	12.22%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Russell 1000® Growth Index(h) – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.
7

Performance Summary  - continued
Notes to Performance Summary
Performance information prior to March 7, 2022 reflects time periods when the fund was classified as a diversified fund.  The fund was reclassified from diversified to non-diversified effective March 7, 2022.
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
8

Expense Table
Fund expenses borne by the shareholders during the period,
December 1, 2021 through May 31, 2022
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2021 through May 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
9

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/21	Ending Account Value 5/31/22	Expenses Paid During Period (p) 12/01/21-5/31/22
A	Actual	0.74%	$1,000.00	$813.10	$3.35
	Hypothetical (h)	0.74%	$1,000.00	$1,021.24	$3.73
B	Actual	1.49%	$1,000.00	$810.14	$6.72
	Hypothetical (h)	1.49%	$1,000.00	$1,017.50	$7.49
C	Actual	1.49%	$1,000.00	$810.04	$6.72
	Hypothetical (h)	1.49%	$1,000.00	$1,017.50	$7.49
I	Actual	0.49%	$1,000.00	$814.19	$2.22
	Hypothetical (h)	0.49%	$1,000.00	$1,022.49	$2.47
R1	Actual	1.49%	$1,000.00	$810.04	$6.72
	Hypothetical (h)	1.49%	$1,000.00	$1,017.50	$7.49
R2	Actual	0.99%	$1,000.00	$812.40	$4.47
	Hypothetical (h)	0.99%	$1,000.00	$1,020.00	$4.99
R3	Actual	0.74%	$1,000.00	$813.39	$3.35
	Hypothetical (h)	0.74%	$1,000.00	$1,021.24	$3.73
R4	Actual	0.49%	$1,000.00	$814.41	$2.22
	Hypothetical (h)	0.49%	$1,000.00	$1,022.49	$2.47
R6	Actual	0.41%	$1,000.00	$814.38	$1.85
	Hypothetical (h)	0.41%	$1,000.00	$1,022.89	$2.07
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
10

Portfolio of Investments
5/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.7%
Aerospace & Defense – 0.3%
General Dynamics Corp.	3,159	$ 710,491
Apparel Manufacturers – 0.8%
NIKE, Inc., “B”	14,693	$ 1,746,263
Automotive – 3.0%
Tesla, Inc. (a)	9,190	$ 6,968,409
Biotechnology – 0.5%
Moderna, Inc. (a)	7,870	$ 1,143,747
Brokerage & Asset Managers – 1.6%
Apollo Global Management, Inc.	10,210	$ 588,504
Charles Schwab Corp.	8,712	610,711
KKR & Co., Inc.	4,671	256,018
Raymond James Financial, Inc.	23,156	2,280,635
		$ 3,735,868
Business Services – 3.0%
Accenture PLC, “A”	14,829	$ 4,425,864
Dropbox, Inc. (a)	120,774	2,516,930
		$ 6,942,794
Cable TV – 1.3%
Charter Communications, Inc., “A” (a)	5,965	$ 3,023,837
Computer Software – 14.9%
Adobe Systems, Inc. (a)	10,073	$ 4,195,203
Atlassian Corp. PLC, “A” (a)	10,949	1,941,477
CrowdStrike Holdings, Inc. (a)	13,489	2,158,105
Microsoft Corp.	95,568	25,982,072
		$ 34,276,857
Computer Software - Systems – 13.8%
Apple, Inc.	173,956	$ 25,891,611
HP, Inc.	18,979	737,144
ServiceNow, Inc. (a)	6,852	3,203,105
SS&C Technologies Holdings, Inc.	19,125	1,223,809
Zebra Technologies Corp., “A” (a)	2,085	705,126
		$ 31,760,795
Construction – 0.1%
Armstrong World Industries, Inc.	3,475	$ 290,163
11

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Consumer Products – 1.5%
Colgate-Palmolive Co.	42,435	$ 3,344,302
Consumer Services – 1.6%
Booking Holdings, Inc. (a)	1,604	$ 3,598,670
Robert Half International, Inc.	1,408	126,931
		$ 3,725,601
Electrical Equipment – 0.2%
Johnson Controls International PLC	8,324	$ 453,741
Electronics – 9.6%
Advanced Micro Devices (a)	46,575	$ 4,744,130
Applied Materials, Inc.	37,263	4,370,577
Lam Research Corp.	4,413	2,294,892
NVIDIA Corp.	21,816	4,073,484
NXP Semiconductors N.V.	14,180	2,690,797
Texas Instruments, Inc.	21,323	3,769,053
		$ 21,942,933
Entertainment – 0.7%
Live Nation Entertainment, Inc. (a)	16,238	$ 1,543,422
Food & Beverages – 1.4%
General Mills, Inc.	15,108	$ 1,055,294
PepsiCo, Inc.	12,289	2,061,480
		$ 3,116,774
Food & Drug Stores – 0.8%
Albertsons Cos., Inc., “A”	26,396	$ 806,398
Wal-Mart Stores, Inc.	8,712	1,120,624
		$ 1,927,022
Gaming & Lodging – 0.5%
International Game Technology PLC	14,286	$ 306,006
Marriott International, Inc., “A”	4,736	812,603
		$ 1,118,609
Health Maintenance Organizations – 0.3%
Cigna Corp.	2,917	$ 782,602
Insurance – 1.3%
Ameriprise Financial, Inc.	3,461	$ 956,170
Equitable Holdings, Inc.	60,768	1,847,955
MetLife, Inc.	4,331	291,866
		$ 3,095,991
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Internet – 10.0%
Alphabet, Inc., “A” (a)	3,646	$ 8,295,525
Alphabet, Inc., “C” (a)	3,390	7,731,844
Gartner, Inc. (a)	10,165	2,667,296
GoDaddy, Inc. (a)	13,469	1,010,849
Meta Platforms, Inc., “A” (a)	16,349	3,165,820
		$ 22,871,334
Leisure & Toys – 1.5%
Brunswick Corp.	24,557	$ 1,847,423
Mattel, Inc. (a)	6,850	172,072
Polaris, Inc.	12,797	1,363,520
		$ 3,383,015
Machinery & Tools – 1.9%
AGCO Corp.	10,315	$ 1,321,661
Ingersoll Rand, Inc.	19,228	906,600
Regal Rexnord Corp.	16,696	2,086,165
		$ 4,314,426
Medical & Health Technology & Services – 2.4%
Charles River Laboratories International, Inc. (a)	3,154	$ 738,288
McKesson Corp.	11,484	3,774,676
Syneos Health, Inc. (a)	12,969	958,280
		$ 5,471,244
Medical Equipment – 2.4%
Abbott Laboratories	6,597	$ 774,884
Align Technology, Inc. (a)	5,179	1,437,897
Boston Scientific Corp. (a)	2,867	117,576
Bruker BioSciences Corp.	2,254	140,830
Danaher Corp.	5,497	1,450,218
Envista Holdings Corp. (a)	9,084	390,975
Maravai Lifesciences Holdings, Inc., “A” (a)	39,471	1,229,522
		$ 5,541,902
Natural Gas - Pipeline – 1.5%
Cheniere Energy, Inc.	25,363	$ 3,468,898
Network & Telecom – 0.2%
Fortinet, Inc. (a)	1,512	$ 444,740
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Other Banks & Diversified Financials – 3.4%
Mastercard, Inc., “A”	3,794	$ 1,357,759
SLM Corp.	79,266	1,552,821
Visa, Inc., “A”	22,759	4,828,777
		$ 7,739,357
Pharmaceuticals – 2.8%
Eli Lilly & Co.	4,133	$ 1,295,448
Merck & Co., Inc.	25,713	2,366,367
Vertex Pharmaceuticals, Inc. (a)	10,161	2,729,753
		$ 6,391,568
Railroad & Shipping – 0.8%
CSX Corp.	59,849	$ 1,902,600
Real Estate – 2.6%
Extra Space Storage, Inc., REIT	18,761	$ 3,343,210
National Storage Affiliates Trust, REIT	7,005	367,412
Public Storage, Inc., REIT	6,503	2,150,152
		$ 5,860,774
Restaurants – 1.2%
Starbucks Corp.	19,844	$ 1,557,754
Texas Roadhouse, Inc.	13,973	1,089,475
		$ 2,647,229
Specialty Stores – 8.9%
Amazon.com, Inc. (a)	4,539	$ 10,912,618
AutoZone, Inc. (a)	1,353	2,786,706
Bath & Body Works, Inc.	5,516	226,266
Burlington Stores, Inc. (a)	3,896	655,697
Home Depot, Inc.	16,367	4,955,109
Ross Stores, Inc.	1,429	121,494
TJX Cos., Inc.	6,094	387,396
Ulta Beauty, Inc. (a)	800	338,480
		$ 20,383,766
Tobacco – 0.1%
Philip Morris International, Inc.	2,283	$ 242,569
Trucking – 1.8%
United Parcel Service, Inc., “B”	22,981	$ 4,188,287
Total Common Stocks (Identified Cost, $162,982,180)		$ 226,501,930
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 0.8%
Money Market Funds – 0.8%
MFS Institutional Money Market Portfolio, 0.64% (v) (Identified Cost, $1,776,491)	1,776,491	$ 1,776,491

Other Assets, Less Liabilities – 0.5%		1,096,496
Net Assets – 100.0%		$ 229,374,917

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $1,776,491 and $226,501,930, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
REIT	Real Estate Investment Trust
See Notes to Financial Statements
15

Financial Statements
Statement of Assets and Liabilities
At 5/31/22
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $162,982,180)	$226,501,930
Investments in affiliated issuers, at value (identified cost, $1,776,491)	1,776,491
Receivables for
Fund shares sold	1,057,639
Dividends	217,275
Receivable from investment adviser	8,191
Other assets	571
Total assets	$229,562,097
Liabilities
Payables for
Fund shares reacquired	$80,721
Payable to affiliates
Administrative services fee	641
Shareholder servicing costs	27,519
Distribution and service fees	783
Payable for independent Trustees' compensation	12
Accrued expenses and other liabilities	77,504
Total liabilities	$187,180
Net assets	$229,374,917
Net assets consist of
Paid-in capital	$161,136,614
Total distributable earnings (loss)	68,238,303
Net assets	$229,374,917
Shares of beneficial interest outstanding	14,328,275
16

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$15,471,738	973,736	$15.89
Class B	466,544	30,354	15.37
Class C	873,577	56,871	15.36
Class I	53,045,177	3,315,132	16.00
Class R1	495,052	32,227	15.36
Class R2	199,585	12,548	15.91
Class R3	121,916	7,635	15.97
Class R4	116,007	7,238	16.03
Class R6	158,585,321	9,892,534	16.03

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $16.86 [100 / 94.25 x $15.89]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
17

Financial Statements
Statement of Operations
Year ended 5/31/22
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$1,922,717
Other	6,222
Dividends from affiliated issuers	3,108
Income on securities loaned	69
Foreign taxes withheld	(3,872)
Total investment income	$1,928,244
Expenses
Management fee	$1,011,131
Distribution and service fees	103,605
Shareholder servicing costs	92,578
Administrative services fee	45,300
Independent Trustees' compensation	5,207
Custodian fee	15,856
Shareholder communications	23,287
Audit and tax fees	60,245
Legal fees	21,304
Registration fees	126,534
Miscellaneous	31,744
Total expenses	$1,536,791
Reduction of expenses by investment adviser and distributor	(344,530)
Net expenses	$1,192,261
Net investment income (loss)	$735,983
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$31,068,981
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(43,439,427)
Net realized and unrealized gain (loss)	$(12,370,446)
Change in net assets from operations	$(11,634,463)
See Notes to Financial Statements
18

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	5/31/22	5/31/21
Change in net assets
From operations
Net investment income (loss)	$735,983	$753,957
Net realized gain (loss)	31,068,981	26,223,993
Net unrealized gain (loss)	(43,439,427)	45,439,400
Change in net assets from operations	$(11,634,463)	$72,417,350
Total distributions to shareholders	$(39,168,208)	$(15,472,121)
Change in net assets from fund share transactions	$16,530,203	$(582,973)
Total change in net assets	$(34,272,468)	$56,362,256
Net assets
At beginning of period	263,647,385	207,285,129
At end of period	$229,374,917	$263,647,385
See Notes to Financial Statements
19

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$20.10	$15.79	$13.25	$14.09	$12.07
Income (loss) from investment operations
Net investment income (loss) (d)	$0.01	$0.02	$0.06	$0.08	$0.08
Net realized and unrealized gain (loss)	(0.76)	5.50	3.12	(0.03)(g)	2.12
Total from investment operations	$(0.75)	$5.52	$3.18	$0.05	$2.20
Less distributions declared to shareholders
From net investment income	$—	$(0.04)	$(0.08)	$(0.07)	$(0.07)
From net realized gain	(3.46)	(1.17)	(0.56)	(0.82)	(0.11)
Total distributions declared to shareholders	$(3.46)	$(1.21)	$(0.64)	$(0.89)	$(0.18)
Net asset value, end of period (x)	$15.89	$20.10	$15.79	$13.25	$14.09
Total return (%) (r)(s)(t)(x)	(6.92)	35.89	24.34	0.95	18.28
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.86	0.86	0.90	0.89	0.90
Expenses after expense reductions	0.74	0.74	0.74	0.74	0.74
Net investment income (loss)	0.03	0.08	0.42	0.59	0.61
Portfolio turnover	55	71	61	60	73
Net assets at end of period (000 omitted)	$15,472	$71,049	$57,531	$52,918	$55,474
See Notes to Financial Statements
20

Financial Highlights – continued
Class B	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$19.67	$15.55	$13.08	$13.95	$11.98
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.14)	$(0.12)	$(0.05)	$(0.02)	$(0.03)
Net realized and unrealized gain (loss)	(0.70)	5.41	3.08	(0.03)(g)	2.11
Total from investment operations	$(0.84)	$5.29	$3.03	$(0.05)	$2.08
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	(3.46)	(1.17)	(0.56)	(0.82)	(0.11)
Total distributions declared to shareholders	$(3.46)	$(1.17)	$(0.56)	$(0.82)	$(0.11)
Net asset value, end of period (x)	$15.37	$19.67	$15.55	$13.08	$13.95
Total return (%) (r)(s)(t)(x)	(7.58)	34.89	23.42	0.17	17.40
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.63	1.61	1.65	1.64	1.65
Expenses after expense reductions	1.49	1.49	1.49	1.49	1.49
Net investment income (loss)	(0.73)	(0.67)	(0.33)	(0.14)	(0.25)
Portfolio turnover	55	71	61	60	73
Net assets at end of period (000 omitted)	$467	$550	$408	$428	$333
See Notes to Financial Statements
21

Financial Highlights – continued
Class C	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$19.66	$15.54	$13.07	$13.95	$11.97
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.14)	$(0.12)	$(0.05)	$(0.01)	$(0.03)
Net realized and unrealized gain (loss)	(0.70)	5.41	3.08	(0.05)(g)	2.12
Total from investment operations	$(0.84)	$5.29	$3.03	$(0.06)	$2.09
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$(0.00)(w)	$—
From net realized gain	(3.46)	(1.17)	(0.56)	(0.82)	(0.11)
Total distributions declared to shareholders	$(3.46)	$(1.17)	$(0.56)	$(0.82)	$(0.11)
Net asset value, end of period (x)	$15.36	$19.66	$15.54	$13.07	$13.95
Total return (%) (r)(s)(t)(x)	(7.58)	34.91	23.44	0.13	17.50
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.63	1.60	1.65	1.65	1.65
Expenses after expense reductions	1.49	1.49	1.49	1.49	1.49
Net investment income (loss)	(0.74)	(0.67)	(0.33)	(0.11)	(0.26)
Portfolio turnover	55	71	61	60	73
Net assets at end of period (000 omitted)	$874	$859	$613	$525	$338
See Notes to Financial Statements
22

Financial Highlights – continued
Class I	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$20.21	$15.87	$13.31	$14.17	$12.10
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.06	$0.10	$0.13	$0.10
Net realized and unrealized gain (loss)	(0.75)	5.54	3.14	(0.05)(g)	2.14
Total from investment operations	$(0.70)	$5.60	$3.24	$0.08	$2.24
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.09)	$(0.12)	$(0.12)	$(0.06)
From net realized gain	(3.46)	(1.17)	(0.56)	(0.82)	(0.11)
Total distributions declared to shareholders	$(3.51)	$(1.26)	$(0.68)	$(0.94)	$(0.17)
Net asset value, end of period (x)	$16.00	$20.21	$15.87	$13.31	$14.17
Total return (%) (r)(s)(t)(x)	(6.66)	36.23	24.71	1.18	18.57
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.64	0.60	0.65	0.64	0.65
Expenses after expense reductions	0.49	0.49	0.49	0.49	0.49
Net investment income (loss)	0.27	0.33	0.68	0.98	0.75
Portfolio turnover	55	71	61	60	73
Net assets at end of period (000 omitted)	$53,045	$4,866	$2,366	$1,560	$195
See Notes to Financial Statements
23

Financial Highlights – continued
Class R1	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$19.66	$15.54	$13.08	$13.95	$11.98
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.13)	$(0.12)	$(0.05)	$(0.02)	$(0.04)
Net realized and unrealized gain (loss)	(0.71)	5.41	3.07	(0.03)(g)	2.12
Total from investment operations	$(0.84)	$5.29	$3.02	$(0.05)	$2.08
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	(3.46)	(1.17)	(0.56)	(0.82)	(0.11)
Total distributions declared to shareholders	$(3.46)	$(1.17)	$(0.56)	$(0.82)	$(0.11)
Net asset value, end of period (x)	$15.36	$19.66	$15.54	$13.08	$13.95
Total return (%) (r)(s)(t)(x)	(7.58)	34.91	23.34	0.18	17.40
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.63	1.60	1.64	1.64	1.65
Expenses after expense reductions	1.49	1.49	1.49	1.49	1.49
Net investment income (loss)	(0.70)	(0.67)	(0.33)	(0.16)	(0.27)
Portfolio turnover	55	71	61	60	73
Net assets at end of period (000 omitted)	$495	$320	$87	$170	$166
See Notes to Financial Statements
24

Financial Highlights – continued
Class R2	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$20.15	$15.84	$13.29	$14.10	$12.06
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.04)	$(0.03)	$0.03	$0.04	$0.03
Net realized and unrealized gain (loss)	(0.74)	5.52	3.13	(0.03)(g)	2.14
Total from investment operations	$(0.78)	$5.49	$3.16	$0.01	$2.17
Less distributions declared to shareholders
From net investment income	$—	$(0.01)	$(0.05)	$—	$(0.02)
From net realized gain	(3.46)	(1.17)	(0.56)	(0.82)	(0.11)
Total distributions declared to shareholders	$(3.46)	$(1.18)	$(0.61)	$(0.82)	$(0.13)
Net asset value, end of period (x)	$15.91	$20.15	$15.84	$13.29	$14.10
Total return (%) (r)(s)(t)(x)	(7.07)	35.52	24.10	0.61	18.04
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.13	1.11	1.16	1.14	1.15
Expenses after expense reductions	0.99	0.99	0.99	0.99	0.99
Net investment income (loss)	(0.23)	(0.17)	0.17	0.29	0.25
Portfolio turnover	55	71	61	60	73
Net assets at end of period (000 omitted)	$200	$182	$266	$106	$175
See Notes to Financial Statements
25

Financial Highlights – continued
Class R3	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$20.17	$15.85	$13.30	$14.14	$12.09
Income (loss) from investment operations
Net investment income (loss) (d)	$0.00	$0.02	$0.06	$0.08	$0.07
Net realized and unrealized gain (loss)	(0.74)	5.52	3.14	(0.03)(g)	2.13
Total from investment operations	$(0.74)	$5.54	$3.20	$0.05	$2.20
Less distributions declared to shareholders
From net investment income	$—	$(0.05)	$(0.09)	$(0.07)	$(0.04)
From net realized gain	(3.46)	(1.17)	(0.56)	(0.82)	(0.11)
Total distributions declared to shareholders	$(3.46)	$(1.22)	$(0.65)	$(0.89)	$(0.15)
Net asset value, end of period (x)	$15.97	$20.17	$15.85	$13.30	$14.14
Total return (%) (r)(s)(t)(x)	(6.85)	35.85	24.35	0.98	18.23
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.88	0.85	0.90	0.89	0.90
Expenses after expense reductions	0.74	0.74	0.74	0.74	0.74
Net investment income (loss)	0.02	0.08	0.42	0.59	0.49
Portfolio turnover	55	71	61	60	73
Net assets at end of period (000 omitted)	$122	$130	$90	$72	$72
See Notes to Financial Statements
26

Financial Highlights – continued
Class R4	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$20.23	$15.87	$13.32	$14.17	$12.10
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.06	$0.10	$0.12	$0.10
Net realized and unrealized gain (loss)	(0.75)	5.56	3.13	(0.04)(g)	2.15
Total from investment operations	$(0.70)	$5.62	$3.23	$0.08	$2.25
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.09)	$(0.12)	$(0.11)	$(0.07)
From net realized gain	(3.46)	(1.17)	(0.56)	(0.82)	(0.11)
Total distributions declared to shareholders	$(3.50)	$(1.26)	$(0.68)	$(0.93)	$(0.18)
Net asset value, end of period (x)	$16.03	$20.23	$15.87	$13.32	$14.17
Total return (%) (r)(s)(t)(x)	(6.64)	36.34	24.60	1.18	18.65
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.63	0.60	0.65	0.64	0.65
Expenses after expense reductions	0.49	0.49	0.49	0.49	0.49
Net investment income (loss)	0.27	0.33	0.67	0.84	0.74
Portfolio turnover	55	71	61	60	73
Net assets at end of period (000 omitted)	$116	$124	$91	$73	$72
See Notes to Financial Statements
27

Financial Highlights – continued
Class R6	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$20.23	$15.89	$13.32	$14.18	$12.11
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.08	$0.11	$0.13	$0.11
Net realized and unrealized gain (loss)	(0.75)	5.53	3.16	(0.05)(g)	2.15
Total from investment operations	$(0.68)	$5.61	$3.27	$0.08	$2.26
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.10)	$(0.14)	$(0.12)	$(0.08)
From net realized gain	(3.46)	(1.17)	(0.56)	(0.82)	(0.11)
Total distributions declared to shareholders	$(3.52)	$(1.27)	$(0.70)	$(0.94)	$(0.19)
Net asset value, end of period (x)	$16.03	$20.23	$15.89	$13.32	$14.18
Total return (%) (r)(s)(t)(x)	(6.57)	36.29	24.86	1.22	18.71
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.54	0.52	0.55	0.55	0.57
Expenses after expense reductions	0.40	0.40	0.39	0.40	0.39
Net investment income (loss)	0.36	0.42	0.77	0.93	0.83
Portfolio turnover	55	71	61	60	73
Net assets at end of period (000 omitted)	$158,585	$185,568	$145,833	$126,840	$128,183

(d)	Per share data is based on average shares outstanding.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
28

Notes to Financial Statements
(1) Business and Organization
During the reporting period, MFS Blended Research Growth Equity Fund (the fund) was a diversified series of MFS Series Trust X (the trust). On March 7, 2022, pursuant to shareholder approval, the fund became a non-diversified series of the trust. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
29

Notes to Financial Statements  - continued
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$226,501,930	$—	$—	$226,501,930
Mutual Funds	1,776,491	—	—	1,776,491
Total	$228,278,421	$—	$—	$228,278,421
30

Notes to Financial Statements  - continued
For further information regarding security characteristics, see the Portfolio of Investments.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At May 31, 2022, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
31

Notes to Financial Statements  - continued
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 5/31/22	Year ended 5/31/21
Ordinary income (including any short-term capital gains)	$14,461,131	$3,415,180
Long-term capital gains	24,707,077	12,056,941
Total distributions	$39,168,208	$15,472,121
32

Notes to Financial Statements  - continued
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 5/31/22
Cost of investments	$165,499,843
Gross appreciation	73,077,251
Gross depreciation	(10,298,673)
Net unrealized appreciation (depreciation)	$ 62,778,578
Undistributed ordinary income	743,727
Undistributed long-term capital gain	4,715,998
Total distributable earnings (loss)	$ 68,238,303
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 5/31/22	Year ended 5/31/21
Class A	$2,461,208	$3,947,086
Class B	93,259	35,800
Class C	175,029	51,162
Class I	10,085,787	217,273
Class R1	54,367	8,173
Class R2	32,290	20,775
Class R3	22,372	7,351
Class R4	21,500	7,230
Class R6	26,222,396	11,177,271
Total	$39,168,208	$15,472,121
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.40%
In excess of $1 billion and up to $2.5 billion	0.375%
In excess of $2.5 billion	0.35%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive
33

Notes to Financial Statements  - continued
at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until September 30, 2023. For the year ended May 31, 2022, this management fee reduction amounted to $34,364, which is included in the reduction of total expenses in the Statement of Operations.
The management fee incurred for the year ended May 31, 2022 was equivalent to an annual effective rate of 0.39% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
				Classes
A	B	C	I	R1	R2	R3	R4	R6
0.74%	1.49%	1.49%	0.49%	1.49%	0.99%	0.74%	0.49%	0.45%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2023. For the year ended May 31, 2022, this reduction amounted to $310,164, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $11,190 for the year ended May 31, 2022, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
34

Notes to Financial Statements  - continued
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 81,971
Class B	0.75%	0.25%	1.00%	1.00%	5,647
Class C	0.75%	0.25%	1.00%	1.00%	10,968
Class R1	0.75%	0.25%	1.00%	1.00%	3,640
Class R2	0.25%	0.25%	0.50%	0.50%	1,030
Class R3	—	0.25%	0.25%	0.25%	349
Total Distribution and Service Fees					$103,605
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2022 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended May 31, 2022, this rebate amounted to $2 for Class A and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2022, were as follows:
Amount
Class A	$42
Class B	144
Class C	216
During the year ended May 31, 2022, to meet the requirements of FINRA Rule 2341, MFD returned $216 of the CDSC collected for Class A which had the effect of further reducing the annual effective service fee rate for this class by 0.001%.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended May 31, 2022, the fee was $7,691, which equated to 0.0030% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2022, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $84,887.
35

Notes to Financial Statements  - continued
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2022 was equivalent to an annual effective rate of 0.0179% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
On June 18, 2021, MFS redeemed 6,144 shares of Class I for an aggregate amount of $126,999.
At May 31, 2022, MFS held approximately 56% and 94% of the outstanding shares of Class R2 and Class R3, respectively, and 100% of the outstanding shares of Class R4.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended May 31, 2022, this reimbursement amounted to $6,183, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended May 31, 2022, purchases and sales of investments, other than short-term obligations, aggregated $138,189,011 and $160,882,906, respectively.
36

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 5/31/22		Year ended 5/31/21
	Shares	Amount	Shares	Amount
Shares sold
Class A	558,522	$11,123,957	1,231,442	$22,383,881
Class B	2,389	51,520	8,752	155,490
Class C	59,481	1,153,404	19,399	350,582
Class I	3,225,480	70,888,946	111,722	2,106,401
Class R1	14,526	237,520	10,217	182,668
Class R2	1,924	35,541	1,123	20,514
Class R3	48	980	355	6,585
Class R6	2,084,953	37,340,839	2,368,613	41,313,522
	5,947,323	$120,832,707	3,751,623	$66,519,643
Shares issued to shareholders in reinvestment of distributions
Class A	126,281	$2,461,208	34,337	$617,724
Class B	4,929	93,259	2,026	35,800
Class C	9,059	171,304	2,897	51,162
Class I	514,290	10,085,224	12,013	217,070
Class R1	2,875	54,367	463	8,173
Class R2	1,653	32,290	1,150	20,775
Class R3	1,142	22,372	407	7,351
Class R4	1,094	21,500	400	7,230
Class R6	1,335,153	26,222,396	618,212	11,177,271
	1,996,476	$39,163,920	671,905	$12,142,556
Shares reacquired
Class A	(3,246,554)	$(71,734,979)	(1,374,155)	$(24,377,812)
Class B	(4,927)	(99,573)	(9,077)	(164,195)
Class C	(55,368)	(945,146)	(18,007)	(319,710)
Class I	(665,416)	(12,973,803)	(32,033)	(595,111)
Class R1	(1,446)	(27,220)	(16)	(270)
Class R2	(53)	(1,051)	(10,065)	(186,015)
Class R3	(2)	(43)	(1)	(10)
Class R6	(2,700,684)	(57,684,609)	(2,994,107)	(53,602,049)
	(6,674,450)	$(143,466,424)	(4,437,461)	$(79,245,172)
37

Notes to Financial Statements  - continued
	Year ended 5/31/22		Year ended 5/31/21
	Shares	Amount	Shares	Amount
Net change
Class A	(2,561,751)	$(58,149,814)	(108,376)	$(1,376,207)
Class B	2,391	45,206	1,701	27,095
Class C	13,172	379,562	4,289	82,034
Class I	3,074,354	68,000,367	91,702	1,728,360
Class R1	15,955	264,667	10,664	190,571
Class R2	3,524	66,780	(7,792)	(144,726)
Class R3	1,188	23,309	761	13,926
Class R4	1,094	21,500	400	7,230
Class R6	719,422	5,878,626	(7,282)	(1,111,256)
	1,269,349	$16,530,203	(13,933)	$(582,973)
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Lifetime 2040 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2020 Fund, and the MFS Lifetime 2060 Fund were the owners of record of approximately 13%, 11%, 10%, 9%, 8%, 5%, 5%, 4%, 2%, and 2%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2065 Fund was the owner of record of less than 1% of the value of outstanding voting shares of the fund.
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended May 31, 2022, the fund’s commitment fee and interest expense were $964 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
38

Notes to Financial Statements  - continued
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$1,942,970	$56,392,242	$56,558,721	$—	$—	$1,776,491

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$3,108	$—
(8) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(9) Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
39

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust X and the Shareholders of
MFS Blended Research Growth Equity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Blended Research Growth Equity Fund (the “Fund”), including the portfolio of investments, as of May 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as
40

Report of Independent Registered Public Accounting Firm – continued
evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
July 15, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.
41

Results of Shareholder Meeting (unaudited)
At a special meeting of shareholders of MFS Blended Research Growth Equity Fund, which was held on March 7, 2022, the following action was taken:
Item 1: To approve reclassifying of the Fund from diversified to non-diversified:
Number of Shares
For	12,079,142.206
Against	46,103.690
Abstain	14,351.157
42

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of July 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	137	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	137	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	137	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	137	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	137	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	137	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	137	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
43

Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	137	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	137	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	137	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	137	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	137	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
David L. DiLorenzo (k) (age 53)	President	July 2005	137	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	137	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	137	Massachusetts Financial Services Company, Vice President and Senior Counsel
44

Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux(k) (age 45)	Chief Compliance Officer	March 2022	137	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	137	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	137	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	137	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed
45

Trustees and Officers -continued
terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stocks
46

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its March 2022 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2021 to December 31, 2021 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively in all material respects and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
47

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2022 income tax forms in January 2023. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $29,938,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 18.62% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
48

Federal Tax Information (unaudited) - continued
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
49

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
50

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
51

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
May 31, 2022
MFS®  Blended Research®
Small Cap Equity Fund
BRS-ANN

MFS® Blended Research®
Small Cap Equity Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Global markets have recently been buffeted by a series of crosscurrents, including rising inflation, tighter financial conditions, the continued spread of the coronavirus (particularly in Asia), and the evolving geopolitical landscape in the wake of Russia’s invasion of Ukraine. Consequently, at a time when global growth faces multiple headwinds, central banks have been presented with the challenge of reining in rising prices without tipping economies into recession. At its June meeting, the US Federal Reserve undertook a 0.75% rate hike, its largest since 1994. Additional larger-than-normal hikes are expected in coming meetings as the Fed seeks to move policy into restrictive territory by year-end to slow the economy and dampen inflation. Richly valued, rate-sensitive growth equities have been hit particularly hard by higher interest rates, and volatility in credit markets has picked up too.
There are, however, encouraging signs for the markets. The latest wave of COVID-19 cases appears to be receding in Asia, cases outside of Asia remain well below prior peaks, and fewer are seriously ill. Meanwhile, unemployment is low and there are signs that some global supply chain bottlenecks are beginning to ease, though lingering coronavirus restrictions in China and disruptions stemming from Russia’s invasion of Ukraine could hamper these advances. Additionally, easier Chinese monetary and regulatory policies and the record pace of corporate stock buybacks are supportive elements, albeit in an otherwise turbulent investment environment.
It is important to have a deep understanding of company fundamentals during times of market transition, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
July 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure
Top ten holdings
Reinsurance Group of America, Inc.	1.6%
Portland General Electric Co.	1.6%
SLM Corp.	1.6%
Magnolia Oil & Gas Corp., “A”	1.6%
UMB Financial Corp.	1.6%
National Storage Affiliates Trust, REIT	1.6%
Hostess Brands, Inc.	1.6%
Prestige Consumer Healthcare, Inc.	1.5%
Univar Solutions, Inc.	1.5%
Chemours Co.	1.5%
GICS equity sectors (g)
Health Care	15.3%
Financials	15.3%
Industrials	14.8%
Informational Technology	14.2%
Consumer Discretionary	11.4%
Real Estate	8.6%
Energy	7.3%
Materials	5.0%
Communication Services	2.7%
Consumer Staples	2.5%
Utilities	2.1%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of May 31, 2022.
The portfolio is actively managed and current holdings may be different.
2

Management Review
Summary of Results
For the twelve months ended May 31, 2022, Class A shares of the MFS Blended Research Small Cap Equity Fund (fund) provided a total return of -7.52%, at net asset value. This compares with a return of -16.92% for the fund’s benchmark, the Russell 2000® Index.
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, have kept supply chains stretched for longer than expected. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns from goods to services, straining already tight labor markets in most developed economies. As a result of Russia’s invasion of Ukraine, geopolitical considerations such as sanctions and trade bans have resulted in additional supply chain tumult and soaring global energy prices. Taken together, these factors have contributed to significant upticks in market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on corralling inflation, although investors expected varying degrees of action from the central banks. The Fed was expected to be the most hawkish developed market central bank and the European Central Bank less so, given the growth-deleting effects on Europe's economy stemming from the invasion.
Against an environment of rising labor and raw materials prices, higher interest rates and waning fiscal and monetary stimulus, investor anxiety increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that a few supply chain bottlenecks (particularly semiconductors) may be easing, low levels of unemployment across developed markets and loosening coronavirus restrictions were supportive factors for the macroeconomic backdrop.
Contributors to Performance
Stock selection in the health care sector was a primary contributor to the fund’s performance relative to the Russell 2000® Index. However, there were no individual stocks within this sector, either in the fund or in the benchmark, that were among the fund's top relative contributors during the reporting period.
Security selection within the materials sector also aided relative performance, led by the fund’s holdings of performance chemicals provider Chemours(b).
Elsewhere, the fund’s overweight position in oil and gas exploration company Magnolia Oil & Gas bolstered relative results. The share price of Magnolia Oil & Gas rose as strong free cash flow, primarily due to lower capital expenditures, helped the company maintain favorable dividends and share repurchases. The fund’s overweight positions in
3

Management Review - continued
coal mining company Peabody Energy, fresh baked sweet goods developer Hostess Brands, wellhead and pressure control equipment manufacturer Cactus, building materials manufacturer and supplier Builders FirstSource, mechanical and electrical contracting services provider Comfort Systems USA, coal mining company CONSOL Energy and enterprise content platform provider Box further strengthened relative performance. The fund’s holdings of industrial and specialty chemicals distributor Univar Solutions(b) also aided relative returns.
Detractors from Performance
Stock selection in the energy sector detracted from relative performance, led by the timing of the fund’s ownership in shares of oil and natural gas company Antero Resources(h), and not owning shares of strong-performing oil and natural gas producer Ovintiv. The share price of Ovintiv advanced, driven by higher commodity prices and management's announcement of a higher dividend, which appeared to have outweighed its soft financial results.
The fund’s underweight position in the utilities sector also held back relative returns. There were no individual stocks within this sector, either in the fund or in the benchmark, that were among the fund's top relative detractors during the reporting period.
Within other sectors, the fund’s holdings of immune medicine developer Adaptive Biotechnologies(b) and healthcare apparel company FIGS(b) weakened relative returns. The fund’s overweight positions in software development firm Yext, regenerative medical company Organogenesis Holdings, clinical-stage biopharmaceutical company MacroGenics, wireless broadband networking infrastructure solutions provider Cambium Networks, apparel retailer Urban Outfitters and clinical stage company Atea Pharmaceuticals further weighed on relative results.
Respectfully,
Portfolio Manager(s)
Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

Performance Summary THROUGH 5/31/22
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment (t)
5

Performance Summary  - continued
Total Returns through 5/31/22
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	9/15/15	(7.52)%	8.80%	9.43%
B	9/15/15	(8.21)%	8.00%	8.61%
C	9/15/15	(8.27)%	7.98%	8.60%
I	9/15/15	(7.39)%	9.06%	9.69%
R1	9/15/15	(8.26)%	7.97%	8.60%
R2	9/15/15	(7.77)%	8.53%	9.15%
R3	9/15/15	(7.55)%	8.81%	9.42%
R4	9/15/15	(7.34)%	9.06%	9.69%
R6	9/15/15	(7.23)%	9.18%	9.78%
Comparative benchmark(s)

Russell 2000® Index (f)	(16.92)%	7.72%	8.84%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	(12.83)%	7.52%	8.47%
B With CDSC (Declining over six years from 4% to 0%) (v)	(11.43)%	7.70%	8.61%
C With CDSC (1% for 12 months) (v)	(9.07)%	7.98%	8.60%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Russell 2000® Index(h) - constructed to provide a comprehensive barometer for securities in the small-cap segment of the U.S. equity universe. The index includes 2,000 of the smallest U.S. companies based on total market capitalization, representing approximately 10% of the investable U.S. equity market.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.
6

Performance Summary  - continued
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
7

Expense Table
Fund expenses borne by the shareholders during the period,
December 1, 2021 through May 31, 2022
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2021 through May 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/21	Ending Account Value 5/31/22	Expenses Paid During Period (p) 12/01/21-5/31/22
A	Actual	0.99%	$1,000.00	$914.44	$4.73
	Hypothetical (h)	0.99%	$1,000.00	$1,020.00	$4.99
B	Actual	1.74%	$1,000.00	$911.04	$8.29
	Hypothetical (h)	1.74%	$1,000.00	$1,016.26	$8.75
C	Actual	1.74%	$1,000.00	$910.39	$8.29
	Hypothetical (h)	1.74%	$1,000.00	$1,016.26	$8.75
I	Actual	0.74%	$1,000.00	$914.76	$3.53
	Hypothetical (h)	0.74%	$1,000.00	$1,021.24	$3.73
R1	Actual	1.74%	$1,000.00	$910.45	$8.29
	Hypothetical (h)	1.74%	$1,000.00	$1,016.26	$8.75
R2	Actual	1.24%	$1,000.00	$912.95	$5.91
	Hypothetical (h)	1.24%	$1,000.00	$1,018.75	$6.24
R3	Actual	0.99%	$1,000.00	$914.60	$4.73
	Hypothetical (h)	0.99%	$1,000.00	$1,020.00	$4.99
R4	Actual	0.74%	$1,000.00	$915.17	$3.53
	Hypothetical (h)	0.74%	$1,000.00	$1,021.24	$3.73
R6	Actual	0.63%	$1,000.00	$915.82	$3.01
	Hypothetical (h)	0.63%	$1,000.00	$1,021.79	$3.18
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
9

Portfolio of Investments
5/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.2%
Aerospace & Defense – 1.0%
CACI International, Inc., “A” (a)	9,628	$ 2,699,402
Smith & Wesson Brands, Inc.	40,591	628,349
		$ 3,327,751
Apparel Manufacturers – 1.5%
FIGS, Inc. (a)	132,984	$ 1,183,558
Skechers USA, Inc., “A” (a)	96,646	3,807,852
		$ 4,991,410
Automotive – 1.3%
REV Group, Inc.	160,382	$ 1,967,887
Visteon Corp. (a)	22,888	2,568,263
		$ 4,536,150
Biotechnology – 2.7%
Adaptive Biotechnologies Corp. (a)	31,395	$ 245,509
Alector, Inc. (a)	26,698	236,544
Coherus BioSciences, Inc. (a)	88,237	647,660
Exelixis, Inc. (a)	44,842	821,954
iTeos Therapeutics, Inc. (a)	98,552	1,724,660
Meridian Bioscience, Inc. (a)	8,289	227,947
Organogenesis Holdings, Inc. (a)	234,375	1,314,844
Varex Imaging Corp. (a)	76,152	1,754,542
Vir Biotechnology, Inc. (a)	84,885	2,190,882
		$ 9,164,542
Broadcasting – 0.6%
Entravision Communications Corp., “A”	312,878	$ 1,636,352
Thryv, Inc. (a)	11,378	297,990
		$ 1,934,342
Business Services – 4.2%
BlueLinx Holdings, Inc. (a)	7,386	$ 610,527
Forrester Research, Inc. (a)	72,207	3,778,592
HireRight Holdings Corp. (a)	64,957	958,116
Paya, Inc. (a)	72,495	426,996
Sterling Check Corp. (a)	75,291	1,398,907
TaskUs, Inc., “A” (a)	135,131	3,321,520
Thoughtworks Holding, Inc. (a)	16,445	284,663
World Fuel Services Corp.	62,312	1,544,714
10

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Business Services – continued
Yext, Inc. (a)	358,092	$ 1,819,107
		$ 14,143,142
Chemicals – 1.4%
Element Solutions, Inc.	214,694	$ 4,570,835
Computer Software – 3.4%
ACI Worldwide, Inc. (a)	93,208	$ 2,483,061
Domo, Inc., “B” (a)	6,577	209,675
Elastic N.V. (a)	21,607	1,332,072
Eventbrite, Inc. (a)	282,003	3,307,895
Paylocity Holding Corp. (a)	16,969	2,967,199
Sprout Social, Inc. (a)	26,052	1,326,828
		$ 11,626,730
Computer Software - Systems – 4.0%
A10 Networks, Inc.	26,803	$ 413,034
Box, Inc., “A” (a)	189,497	4,947,767
Extreme Networks, Inc. (a)	135,369	1,342,860
Rapid7, Inc. (a)	15,898	1,126,691
Rimini Street, Inc. (a)	242,387	1,497,952
Verint Systems, Inc. (a)	84,246	4,299,916
		$ 13,628,220
Construction – 2.3%
Builders FirstSource, Inc. (a)	51,930	$ 3,380,124
GMS, Inc. (a)	91,385	4,551,887
		$ 7,932,011
Consumer Products – 2.1%
Herbalife Ltd. (a)	41,144	$ 896,528
Nu Skin Enterprises, Inc., “A”	21,395	998,077
Prestige Consumer Healthcare, Inc. (a)	93,504	5,219,393
		$ 7,113,998
Consumer Services – 1.7%
F45 Training Holdings, Inc. (a)	46,863	$ 298,049
Grand Canyon Education, Inc. (a)	45,110	4,022,459
Medifast, Inc.	1,367	227,947
TravelCenters of America LLC (a)	28,995	1,132,255
		$ 5,680,710
11

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Electrical Equipment – 0.6%
Advanced Drainage Systems, Inc.	7,073	$ 774,564
TriMas Corp.	17,149	483,259
Vertiv Holdings Co.	81,664	897,488
		$ 2,155,311
Electronics – 5.9%
Advanced Energy Industries, Inc.	42,670	$ 3,475,898
Alpha and Omega Semiconductor Ltd. (a)	42,741	1,877,612
Amkor Technology, Inc.	113,215	2,314,115
Jabil Circuit, Inc.	37,343	2,297,341
Plexus Corp. (a)	40,809	3,460,603
Sanmina Corp. (a)	35,762	1,569,594
Silicon Laboratories, Inc. (a)	32,804	4,893,045
		$ 19,888,208
Energy - Independent – 3.5%
CONSOL Energy, Inc. (a)	46,684	$ 2,407,027
CVR Energy, Inc.	53,519	1,842,659
Magnolia Oil & Gas Corp., “A”	194,439	5,368,461
Peabody Energy Corp. (a)	89,446	2,111,820
		$ 11,729,967
Energy - Integrated – 0.5%
National Gas Fuel Co.	22,273	$ 1,637,734
Engineering - Construction – 3.7%
APi Group, Inc. (a)	199,580	$ 3,482,671
Comfort Systems USA, Inc.	55,016	4,936,035
Dycom Industries, Inc. (a)	44,462	4,139,857
		$ 12,558,563
Food & Beverages – 1.6%
Hostess Brands, Inc. (a)	249,857	$ 5,309,461
Food & Drug Stores – 0.2%
United Natural Foods, Inc. (a)	19,203	$ 814,399
Forest & Paper Products – 0.5%
Boise Cascade Corp.	22,434	$ 1,734,597
Gaming & Lodging – 1.4%
International Game Technology PLC	221,834	$ 4,751,684
General Merchandise – 0.5%
Dillards, Inc., “A”	5,723	$ 1,725,370
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Insurance – 3.2%
Brighthouse Financial, Inc. (a)	38,161	$ 1,874,468
CNO Financial Group, Inc.	42,616	876,611
Reinsurance Group of America, Inc.	44,091	5,548,853
Universal Insurance Holdings, Inc.	14,879	191,939
Voya Financial, Inc.	34,030	2,334,798
		$ 10,826,669
Internet – 0.2%
Cars.com, Inc. (a)	80,029	$ 828,300
Leisure & Toys – 3.7%
Brunswick Corp.	49,206	$ 3,701,767
Funko, Inc., “A” (a)	215,746	4,394,746
Malibu Boats, Inc., “A” (a)	35,138	2,059,087
Polaris, Inc.	20,369	2,170,317
		$ 12,325,917
Machinery & Tools – 2.4%
ITT, Inc.	18,320	$ 1,352,382
Manitowoc Co., Inc. (a)	71,666	933,091
Regal Rexnord Corp.	28,897	3,610,680
Shyft Group, Inc.	39,421	874,752
Titan International, Inc. (a)	18,131	330,166
Titan Machinery, Inc. (a)	37,599	992,990
		$ 8,094,061
Major Banks – 0.4%
First Financial Corp.	32,342	$ 1,454,743
Medical & Health Technology & Services – 2.3%
Community Health Systems, Inc. (a)	129,011	$ 676,018
Cross Country Healthcare, Inc. (a)	91,239	1,610,368
HealthEquity, Inc. (a)	39,485	2,470,971
Syneos Health, Inc. (a)	42,414	3,133,971
		$ 7,891,328
Medical Equipment – 5.5%
AngioDynamics, Inc. (a)	65,165	$ 1,279,189
Avanos Medical, Inc. (a)	49,429	1,418,118
Bioventus, Inc., “A” (a)	119,324	1,178,921
Envista Holdings Corp. (a)	101,393	4,363,955
Inogen, Inc. (a)	6,995	179,631
Integer Holdings Corp. (a)	21,874	1,745,108
Maravai Lifesciences Holdings, Inc., “A” (a)	137,374	4,279,200
Orthofix Medical, Inc. (a)	56,806	1,561,597
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Medical Equipment – continued
Quidel Corp. (a)	20,599	$ 1,957,523
Zynex, Inc. (l)	89,282	650,866
		$ 18,614,108
Metals & Mining – 1.0%
Ryerson Holding Corp.	87,455	$ 2,635,894
United States Steel Corp.	25,353	635,600
		$ 3,271,494
Natural Gas - Pipeline – 1.3%
Equitrans Midstream Corp.	536,279	$ 4,220,516
Oil Services – 2.1%
Cactus, Inc., “A”	73,762	$ 3,866,604
ChampionX Corp.	136,227	3,170,002
		$ 7,036,606
Other Banks & Diversified Financials – 11.6%
Atlanticus Holdings Corp. (a)	6,436	$ 250,425
Bank OZK	103,940	4,310,392
Cathay General Bancorp, Inc.	116,831	4,802,922
First BanCorp.	177,356	2,647,925
First Interstate BancSystem, Inc.	109,819	4,180,809
Preferred Bank	20,687	1,417,266
SLM Corp.	275,574	5,398,495
UMB Financial Corp.	57,930	5,349,836
Umpqua Holdings Corp.	243,118	4,291,033
United Community Bank, Inc.	78,565	2,469,298
Wintrust Financial Corp.	48,321	4,222,772
		$ 39,341,173
Pharmaceuticals – 2.9%
Atea Pharmaceuticals, Inc. (a)	41,572	$ 327,587
Collegium Pharmaceutical, Inc. (a)	87,353	1,364,454
Emergent BioSolutions, Inc. (a)	22,514	742,061
Intercept Pharmaceuticals, Inc. (a)	126,890	2,296,709
Macrogenics, Inc. (a)	78,458	272,250
Phibro Animal Health Corp., “A”	42,842	822,995
United Therapeutics Corp. (a)	11,529	2,655,590
Vanda Pharmaceuticals, Inc. (a)	122,572	1,204,883
		$ 9,686,529
Printing & Publishing – 0.4%
Gannett Co., Inc. (a)	311,511	$ 1,224,238
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Real Estate – 8.6%
Broadstone Net Lease, Inc., REIT	70,250	$ 1,485,787
Empire State Realty Trust, REIT, “A”	220,880	1,767,040
EPR Properties, REIT	78,551	4,024,953
Industrial Logistics Properties Trust, REIT	28,039	427,875
Innovative Industrial Properties, Inc., REIT	18,652	2,481,649
National Storage Affiliates Trust, REIT	101,795	5,339,148
Phillips Edison & Co., REIT	79,761	2,691,136
Spirit Realty Capital, Inc., REIT	98,612	4,140,718
STAG Industrial, Inc., REIT	137,493	4,578,517
Uniti Group, Inc., REIT	174,406	1,977,764
		$ 28,914,587
Restaurants – 0.6%
Texas Roadhouse, Inc.	27,546	$ 2,147,762
Specialty Chemicals – 4.1%
Ashland Global Holdings, Inc.	31,797	$ 3,402,915
Avient Corp.	4,137	203,540
Chemours Co.	116,623	5,025,285
Univar Solutions, Inc. (a)	165,683	5,089,782
		$ 13,721,522
Specialty Stores – 1.5%
Signet Jewelers Ltd.	27,219	$ 1,622,252
Urban Outfitters, Inc. (a)	123,386	2,597,275
Zumiez, Inc. (a)	28,718	942,238
		$ 5,161,765
Telephone Services – 0.7%
Cambium Networks Corp. (a)	27,484	$ 392,746
EchoStar Corp., “A” (a)	78,366	1,883,135
		$ 2,275,881
Tobacco – 0.1%
Vector Group Ltd.	13,906	$ 171,183
Trucking – 0.4%
Landstar System, Inc.	9,145	$ 1,384,827
Utilities - Electric Power – 1.6%
Portland General Electric Co.	112,605	$ 5,545,796
Total Common Stocks (Identified Cost, $307,925,522)		$ 335,094,140
15

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 0.7%
Money Market Funds – 0.7%
MFS Institutional Money Market Portfolio, 0.64% (v) (Identified Cost, $2,378,593)	2,378,593	$ 2,378,593

Other Assets, Less Liabilities – 0.1%		387,778
Net Assets – 100.0%		$ 337,860,511

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $2,378,593 and $335,094,140, respectively.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
REIT	Real Estate Investment Trust
See Notes to Financial Statements
16

Financial Statements
Statement of Assets and Liabilities
At 5/31/22
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value, including $146 of securities on loan (identified cost, $307,925,522)	$335,094,140
Investments in affiliated issuers, at value (identified cost, $2,378,593)	2,378,593
Receivables for
Investments sold	1,883,735
Fund shares sold	620,472
Interest and dividends	331,050
Other assets	772
Total assets	$340,308,762
Liabilities
Payables for
Investments purchased	$1,836,136
Fund shares reacquired	423,849
Payable to affiliates
Investment adviser	7,120
Administrative services fee	896
Shareholder servicing costs	83,489
Distribution and service fees	3,405
Payable for independent Trustees' compensation	11
Accrued expenses and other liabilities	93,345
Total liabilities	$2,448,251
Net assets	$337,860,511
Net assets consist of
Paid-in capital	$301,914,625
Total distributable earnings (loss)	35,945,886
Net assets	$337,860,511
Shares of beneficial interest outstanding	23,498,111
17

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$40,921,045	2,859,920	$14.31
Class B	663,502	48,054	13.81
Class C	6,592,931	477,976	13.79
Class I	115,533,057	8,020,899	14.40
Class R1	3,852,507	279,078	13.80
Class R2	14,632,614	1,027,673	14.24
Class R3	449,510	31,352	14.34
Class R4	19,999,631	1,386,620	14.42
Class R6	135,215,714	9,366,539	14.44

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $15.18 [100 / 94.25 x $14.31]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
18

Financial Statements
Statement of Operations
Year ended 5/31/22
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$4,354,511
Other	64,036
Dividends from affiliated issuers	4,940
Income on securities loaned	4,810
Foreign taxes withheld	(5,568)
Total investment income	$4,422,729
Expenses
Management fee	$2,340,486
Distribution and service fees	378,594
Shareholder servicing costs	324,819
Program manager fees	6,490
Administrative services fee	60,077
Independent Trustees' compensation	6,496
Custodian fee	22,871
Shareholder communications	27,744
Audit and tax fees	62,381
Legal fees	1,601
Miscellaneous	173,720
Total expenses	$3,405,279
Reduction of expenses by investment adviser and distributor	(495,810)
Net expenses	$2,909,469
Net investment income (loss)	$1,513,260
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$41,868,598
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(69,290,970)
Net realized and unrealized gain (loss)	$(27,422,372)
Change in net assets from operations	$(25,909,112)
See Notes to Financial Statements
19

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	5/31/22	5/31/21
Change in net assets
From operations
Net investment income (loss)	$1,513,260	$1,267,147
Net realized gain (loss)	41,868,598	39,487,470
Net unrealized gain (loss)	(69,290,970)	95,961,919
Change in net assets from operations	$(25,909,112)	$136,716,536
Total distributions to shareholders	$(42,864,222)	$(1,950,036)
Change in net assets from fund share transactions	$48,713,888	$(35,913,426)
Total change in net assets	$(20,059,446)	$98,853,074
Net assets
At beginning of period	357,919,957	259,066,883
At end of period	$337,860,511	$357,919,957
See Notes to Financial Statements
20

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$17.57	$11.33	$12.77	$13.83	$11.91
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$0.04	$0.06	$0.06	$0.05
Net realized and unrealized gain (loss)	(1.18)	6.26	(1.28)	(0.44)	2.32
Total from investment operations	$(1.15)	$6.30	$(1.22)	$(0.38)	$2.37
Less distributions declared to shareholders
From net investment income	$—	$(0.06)	$(0.05)	$(0.04)	$(0.06)
From net realized gain	(2.11)	—	(0.17)	(0.64)	(0.39)
Total distributions declared to shareholders	$(2.11)	$(0.06)	$(0.22)	$(0.68)	$(0.45)
Net asset value, end of period (x)	$14.31	$17.57	$11.33	$12.77	$13.83
Total return (%) (r)(s)(t)(x)	(7.52)	55.75	(9.87)	(2.28)	20.15
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.13	1.12	1.16	1.22	1.28
Expenses after expense reductions	0.99	0.99	0.99	0.99	0.99
Net investment income (loss)	0.16	0.26	0.48	0.41	0.41
Portfolio turnover	72	80	75	64	90
Net assets at end of period (000 omitted)	$40,921	$73,141	$57,133	$60,929	$43,682
See Notes to Financial Statements
21

Financial Highlights – continued
Class B	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$17.15	$11.10	$12.56	$13.67	$11.81
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.08)	$(0.07)	$(0.03)	$(0.05)	$(0.05)
Net realized and unrealized gain (loss)	(1.15)	6.12	(1.26)	(0.42)	2.30
Total from investment operations	$(1.23)	$6.05	$(1.29)	$(0.47)	$2.25
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	(2.11)	—	(0.17)	(0.64)	(0.39)
Total distributions declared to shareholders	$(2.11)	$—	$(0.17)	$(0.64)	$(0.39)
Net asset value, end of period (x)	$13.81	$17.15	$11.10	$12.56	$13.67
Total return (%) (r)(s)(t)(x)	(8.21)	54.50	(10.53)	(3.00)	19.28
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.88	1.86	1.91	1.97	2.07
Expenses after expense reductions	1.74	1.74	1.74	1.74	1.74
Net investment income (loss)	(0.50)	(0.52)	(0.27)	(0.36)	(0.39)
Portfolio turnover	72	80	75	64	90
Net assets at end of period (000 omitted)	$664	$615	$387	$500	$403
See Notes to Financial Statements
22

Financial Highlights – continued
Class C	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$17.14	$11.09	$12.55	$13.66	$11.80
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.09)	$(0.07)	$(0.03)	$(0.03)	$(0.05)
Net realized and unrealized gain (loss)	(1.15)	6.12	(1.26)	(0.44)	2.30
Total from investment operations	$(1.24)	$6.05	$(1.29)	$(0.47)	$2.25
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.00)(w)	$(0.00)(w)	$—
From net realized gain	(2.11)	—	(0.17)	(0.64)	(0.39)
Total distributions declared to shareholders	$(2.11)	$—	$(0.17)	$(0.64)	$(0.39)
Net asset value, end of period (x)	$13.79	$17.14	$11.09	$12.55	$13.66
Total return (%) (r)(s)(t)(x)	(8.27)	54.55	(10.53)	(2.97)	19.30
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.88	1.87	1.91	1.97	2.07
Expenses after expense reductions	1.74	1.74	1.74	1.74	1.74
Net investment income (loss)	(0.53)	(0.50)	(0.26)	(0.21)	(0.40)
Portfolio turnover	72	80	75	64	90
Net assets at end of period (000 omitted)	$6,593	$7,503	$5,133	$3,234	$406
See Notes to Financial Statements
23

Financial Highlights – continued
Class I	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$17.67	$11.39	$12.83	$13.90	$11.94
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.07	$0.09	$0.09	$0.08
Net realized and unrealized gain (loss)	(1.22)	6.31	(1.27)	(0.45)	2.33
Total from investment operations	$(1.13)	$6.38	$(1.18)	$(0.36)	$2.41
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.10)	$(0.09)	$(0.07)	$(0.06)
From net realized gain	(2.11)	—	(0.17)	(0.64)	(0.39)
Total distributions declared to shareholders	$(2.14)	$(0.10)	$(0.26)	$(0.71)	$(0.45)
Net asset value, end of period (x)	$14.40	$17.67	$11.39	$12.83	$13.90
Total return (%) (r)(s)(t)(x)	(7.39)	56.17	(9.58)	(2.06)	20.49
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.88	0.87	0.91	0.97	1.05
Expenses after expense reductions	0.74	0.74	0.74	0.74	0.74
Net investment income (loss)	0.52	0.46	0.74	0.69	0.64
Portfolio turnover	72	80	75	64	90
Net assets at end of period (000 omitted)	$115,533	$80,950	$53,562	$39,397	$12,225
See Notes to Financial Statements
24

Financial Highlights – continued
Class R1	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$17.15	$11.09	$12.56	$13.67	$11.81
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.08)	$(0.07)	$(0.03)	$0.07	$(0.05)
Net realized and unrealized gain (loss)	(1.16)	6.13	(1.27)	(0.54)(g)	2.30
Total from investment operations	$(1.24)	$6.06	$(1.30)	$(0.47)	$2.25
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.00)(w)	$—	$—
From net realized gain	(2.11)	—	(0.17)	(0.64)	(0.39)
Total distributions declared to shareholders	$(2.11)	$—	$(0.17)	$(0.64)	$(0.39)
Net asset value, end of period (x)	$13.80	$17.15	$11.09	$12.56	$13.67
Total return (%) (r)(s)(t)(x)	(8.26)	54.64	(10.59)	(3.00)	19.28
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.88	1.86	1.91	1.97	2.07
Expenses after expense reductions	1.74	1.74	1.74	1.74	1.74
Net investment income (loss)	(0.50)	(0.52)	(0.27)	0.54	(0.39)
Portfolio turnover	72	80	75	64	90
Net assets at end of period (000 omitted)	$3,853	$4,996	$2,897	$3,339	$79
See Notes to Financial Statements
25

Financial Highlights – continued
Class R2	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$17.54	$11.32	$12.78	$13.84	$11.89
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.00)(w)	$(0.00)(w)	$0.03	$0.16	$0.01
Net realized and unrealized gain (loss)	(1.19)	6.26	(1.27)	(0.58)(g)	2.33
Total from investment operations	$(1.19)	$6.26	$(1.24)	$(0.42)	$2.34
Less distributions declared to shareholders
From net investment income	$—	$(0.04)	$(0.05)	$(0.00)(w)	$—
From net realized gain	(2.11)	—	(0.17)	(0.64)	(0.39)
Total distributions declared to shareholders	$(2.11)	$(0.04)	$(0.22)	$(0.64)	$(0.39)
Net asset value, end of period (x)	$14.24	$17.54	$11.32	$12.78	$13.84
Total return (%) (r)(s)(t)(x)	(7.77)	55.37	(10.07)	(2.57)	19.91
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.38	1.36	1.41	1.47	1.57
Expenses after expense reductions	1.24	1.24	1.24	1.24	1.24
Net investment income (loss)	(0.01)	(0.03)	0.23	1.22	0.11
Portfolio turnover	72	80	75	64	90
Net assets at end of period (000 omitted)	$14,633	$16,870	$9,315	$9,647	$72
See Notes to Financial Statements
26

Financial Highlights – continued
Class R3	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$17.61	$11.35	$12.83	$13.88	$11.92
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.03	$0.06	$0.05	$0.05
Net realized and unrealized gain (loss)	(1.20)	6.29	(1.28)	(0.42)	2.33
Total from investment operations	$(1.16)	$6.32	$(1.22)	$(0.37)	$2.38
Less distributions declared to shareholders
From net investment income	$—	$(0.06)	$(0.09)	$(0.04)	$(0.03)
From net realized gain	(2.11)	—	(0.17)	(0.64)	(0.39)
Total distributions declared to shareholders	$(2.11)	$(0.06)	$(0.26)	$(0.68)	$(0.42)
Net asset value, end of period (x)	$14.34	$17.61	$11.35	$12.83	$13.88
Total return (%) (r)(s)(t)(x)	(7.55)	55.83	(9.92)	(2.23)	20.21
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.13	1.12	1.16	1.21	1.32
Expenses after expense reductions	0.99	0.99	0.99	0.99	0.99
Net investment income (loss)	0.21	0.23	0.52	0.38	0.36
Portfolio turnover	72	80	75	64	90
Net assets at end of period (000 omitted)	$450	$667	$537	$70	$72
See Notes to Financial Statements
27

Financial Highlights – continued
Class R4	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$17.68	$11.40	$12.84	$13.91	$11.94
Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$0.07	$0.10	$0.09	$0.08
Net realized and unrealized gain (loss)	(1.21)	6.30	(1.28)	(0.45)	2.34
Total from investment operations	$(1.13)	$6.37	$(1.18)	$(0.36)	$2.42
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.09)	$(0.09)	$(0.07)	$(0.06)
From net realized gain	(2.11)	—	(0.17)	(0.64)	(0.39)
Total distributions declared to shareholders	$(2.13)	$(0.09)	$(0.26)	$(0.71)	$(0.45)
Net asset value, end of period (x)	$14.42	$17.68	$11.40	$12.84	$13.91
Total return (%) (r)(s)(t)(x)	(7.34)	56.09	(9.60)	(2.09)	20.54
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.88	0.87	0.95	0.96	1.07
Expenses after expense reductions	0.74	0.74	0.74	0.74	0.74
Net investment income (loss)	0.48	0.53	0.96	0.63	0.61
Portfolio turnover	72	80	75	64	90
Net assets at end of period (000 omitted)	$20,000	$23,281	$19,044	$71	$73
See Notes to Financial Statements
28

Financial Highlights – continued
Class R6	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$17.70	$11.40	$12.85	$13.91	$11.94
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.09	$0.10	$0.10	$0.09
Net realized and unrealized gain (loss)	(1.21)	6.32	(1.28)	(0.44)	2.34
Total from investment operations	$(1.11)	$6.41	$(1.18)	$(0.34)	$2.43
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.11)	$(0.10)	$(0.08)	$(0.07)
From net realized gain	(2.11)	—	(0.17)	(0.64)	(0.39)
Total distributions declared to shareholders	$(2.15)	$(0.11)	$(0.27)	$(0.72)	$(0.46)
Net asset value, end of period (x)	$14.44	$17.70	$11.40	$12.85	$13.91
Total return (%) (r)(s)(t)(x)	(7.23)	56.40	(9.59)	(1.93)	20.62
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.77	0.77	0.82	0.88	0.99
Expenses after expense reductions	0.63	0.65	0.65	0.66	0.65
Net investment income (loss)	0.60	0.60	0.83	0.72	0.71
Portfolio turnover	72	80	75	64	90
Net assets at end of period (000 omitted)	$135,216	$136,883	$102,332	$53,947	$49,503

(d)	Per share data is based on average shares outstanding.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
29

Notes to Financial Statements
(1) Business and Organization
MFS Blended Research Small Cap Equity Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
30

Notes to Financial Statements  - continued
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$335,094,140	$—	$—	$335,094,140
Mutual Funds	2,378,593	—	—	2,378,593
Total	$337,472,733	$—	$—	$337,472,733
31

Notes to Financial Statements  - continued
For further information regarding security characteristics, see the Portfolio of Investments.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $146. The fair value of the fund’s investment securities on loan is presented gross in the Statement of Assets and Liabilities. These loans were collateralized by U.S. Treasury Obligations of $162 held by the lending agent. The collateral on securities loaned exceeded the value of securities on loan at period end. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
32

Notes to Financial Statements  - continued
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 5/31/22	Year ended 5/31/21
Ordinary income (including any short-term capital gains)	$13,674,761	$1,950,036
Long-term capital gains	29,189,461	—
Total distributions	$42,864,222	$1,950,036
33

Notes to Financial Statements  - continued
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 5/31/22
Cost of investments	$313,474,018
Gross appreciation	57,021,745
Gross depreciation	(33,023,030)
Net unrealized appreciation (depreciation)	$ 23,998,715
Undistributed long-term capital gain	12,569,661
Post-October capital loss deferral	(622,490)
Total distributable earnings (loss)	$ 35,945,886
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. Effective March 21, 2022, all Class 529B and Class 529C shares were converted into Class 529A shares. Effective May 20, 2022, all Class 529A shares were redeemed. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 5/31/22	Year ended 5/31/21
Class A	$4,830,087	$281,690
Class B	96,826	—
Class C	874,950	—
Class I	14,641,868	538,727
Class R1	638,480	—
Class R2	2,046,590	35,392
Class R3	69,834	2,852
Class R4	2,676,974	126,083
Class R6	15,393,649	929,489
Class 529A	1,419,650	34,882
Class 529B	33,079	921
Class 529C	142,235	—
Total	$42,864,222	$1,950,036
(3) Transactions with Affiliates
Note regarding references to Class 529A, Class 529B, and Class 529C shares in this “Note (3) Transactions with Affiliates”: Effective March 21, 2022, all Class 529B and Class 529C shares were converted into Class 529A shares. Effective May 20, 2022, all Class 529A shares were redeemed. Accordingly, information with respect to Class 529B and Class 529C shares is for the period ending March 21, 2022, and information with respect to Class 529A shares is for the period ending May 20, 2022.
34

Notes to Financial Statements  - continued
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.65%
In excess of $1 billion and up to $2.5 billion	0.60%
In excess of $2.5 billion	0.575%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until September 30, 2023. For the year ended May 31, 2022, this management fee reduction amounted to $48,995, which is included in the reduction of total expenses in the Statement of Operations.
The management fee incurred for the year ended May 31, 2022 was equivalent to an annual effective rate of 0.64% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
					Classes
A	B	C	I	R1	R2	R3	R4	R6	529A	529B	529C
0.99%	1.74%	1.74%	0.74%	1.74%	1.24%	0.99%	0.74%	0.70%	1.04%	1.79%	1.79%
This written agreement will be terminated on July 31, 2022. For the year ended May 31, 2022, this reduction amounted to $443,252, which is included in the reduction of total expenses in the Statement of Operations.
Effective August 1, 2022, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
				Classes
A	B	C	I	R1	R2	R3	R4	R6
0.99%	1.74%	1.74%	0.74%	1.74%	1.24%	0.99%	0.74%	0.67%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2023.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $18,978 and $2,959 for the year ended May 31, 2022, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.
35

Notes to Financial Statements  - continued
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 127,350
Class B	0.75%	0.25%	1.00%	1.00%	7,578
Class C	0.75%	0.25%	1.00%	1.00%	74,849
Class R1	0.75%	0.25%	1.00%	1.00%	47,875
Class R2	0.25%	0.25%	0.50%	0.50%	84,384
Class R3	—	0.25%	0.25%	0.25%	1,510
Class 529A	—	0.25%	0.25%	0.22%	29,431
Class 529B	0.75%	0.25%	1.00%	0.25%	566
Class 529C	0.75%	0.25%	1.00%	0.51%	5,051
Total Distribution and Service Fees					$378,594
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2022 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended May 31, 2022, this rebate amounted to $4, $3,541, and $18 for Class A, Class 529A, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations. For the year ended May 31, 2022, the 0.75% distribution fee was not imposed for Class 529B shares due to the sales charge limitations contained in Financial Industry Regulatory Authority (“FINRA”) Rule 2341. For the period July 1, 2021 through December 31, 2021, the 0.75% distribution fee was not imposed for Class 529C shares due to the sales charge limitations contained in Financial Industry Regulatory Authority (“FINRA”) Rule 2341. Effective January 1, 2022, the 0.75% distribution fee was reinstated for Class 529C shares.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six
36

Notes to Financial Statements  - continued
years of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2022, were as follows:
Amount
Class A	$881
Class B	300
Class C	750
Class 529B	—
Class 529C	2
The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. As described above, all Class 529A, Class 529B, and Class 529C shares were redeemed on or before May 20, 2022. Accordingly, the foregoing agreement between the fund and MFD was terminated effective May 20, 2022. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended May 31, 2022, were as follows:
Fee
Class 529A	$5,886
Class 529B	113
Class 529C	491
Total Program Manager Fees	$6,490
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended May 31, 2022, the fee was $38,562, which equated to 0.0107% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2022, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $286,257.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2022 was equivalent to an annual effective rate of 0.0167% of the fund's average daily net assets.
37

Notes to Financial Statements  - continued
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
On June 18, 2021, MFS redeemed 5,527 shares of Class R1 for an aggregate amount of $92,469. On June 18, 2021, MFS redeemed 5,560 shares of Class R2 for an aggregate amount of $95,190. On April 29, 2022, MFS redeemed 5,769 shares of Class 529A for an aggregate amount of $82,213.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended May 31, 2022, the fund engaged in purchase transactions pursuant to this policy, which amounted to $1,161,684.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended May 31, 2022, this reimbursement amounted to $63,987, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended May 31, 2022, purchases and sales of investments, other than short-term obligations, aggregated $264,457,753 and $255,204,899, respectively.
38

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 5/31/22		Year ended 5/31/21
	Shares	Amount	Shares	Amount
Shares sold
Class A	1,256,363	$20,990,656	1,342,830	$19,548,164
Class B	34,990	576,506	8,948	144,089
Class C	138,797	2,200,234	152,971	2,115,401
Class I	4,313,598	73,991,621	2,871,267	41,326,762
Class R1	55,221	895,793	94,078	1,255,898
Class R2	313,139	5,308,871	398,449	5,382,155
Class R3	5,174	90,920	8,625	126,678
Class R4	125,161	2,069,619	233,355	3,608,175
Class R6	2,970,062	45,165,924	2,363,787	30,749,204
Class 529A	173,089	2,819,477	128,389	1,903,742
Class 529B	287	5,000	121	1,418
Class 529C	5,218	83,524	11,439	147,696
	9,391,099	$154,198,145	7,614,259	$106,309,382
Shares issued to shareholders in reinvestment of distributions
Class A	310,316	$4,822,317	6,883	$99,523
Class B	6,434	96,826	—	—
Class C	58,214	874,950	—	—
Class I	936,438	14,636,522	37,095	538,621
Class R1	42,452	638,480	—	—
Class R2	132,209	2,046,590	2,449	35,392
Class R3	4,485	69,834	197	2,852
Class R4	171,053	2,676,974	8,677	126,083
Class R6	983,361	15,389,599	63,842	928,265
Class 529A	90,441	1,406,356	2,399	34,720
Class 529B	2,176	33,079	65	921
Class 529C	9,419	141,759	—	—
	2,746,998	$42,833,286	121,607	$1,766,377
39

Notes to Financial Statements  - continued
	Year ended 5/31/22		Year ended 5/31/21
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(2,868,509)	$(50,253,172)	(2,229,873)	$(30,946,092)
Class B	(29,249)	(451,937)	(7,956)	(107,610)
Class C	(156,734)	(2,435,474)	(178,187)	(2,440,120)
Class I	(1,811,319)	(29,563,854)	(3,029,703)	(44,006,528)
Class R1	(109,895)	(1,717,307)	(63,920)	(879,182)
Class R2	(379,309)	(6,276,757)	(262,117)	(3,503,670)
Class R3	(16,173)	(281,779)	(18,265)	(297,969)
Class R4	(226,318)	(3,809,944)	(596,473)	(8,606,409)
Class R6	(2,322,334)	(39,218,688)	(3,665,758)	(50,853,322)
Class 529A	(911,535)	(12,586,970)	(116,676)	(1,580,828)
Class 529B	(19,698)	(306,317)	(6,471)	(90,447)
Class 529C	(91,832)	(1,415,344)	(49,697)	(677,008)
	(8,942,905)	$(148,317,543)	(10,225,096)	$(143,989,185)
Net change
Class A	(1,301,830)	$(24,440,199)	(880,160)	$(11,298,405)
Class B	12,175	221,395	992	36,479
Class C	40,277	639,710	(25,216)	(324,719)
Class I	3,438,717	59,064,289	(121,341)	(2,141,145)
Class R1	(12,222)	(183,034)	30,158	376,716
Class R2	66,039	1,078,704	138,781	1,913,877
Class R3	(6,514)	(121,025)	(9,443)	(168,439)
Class R4	69,896	936,649	(354,441)	(4,872,151)
Class R6	1,631,089	21,336,835	(1,238,129)	(19,175,853)
Class 529A	(648,005)	(8,361,137)	14,112	357,634
Class 529B	(17,235)	(268,238)	(6,285)	(88,108)
Class 529C	(77,195)	(1,190,061)	(38,258)	(529,312)
	3,195,192	$48,713,888	(2,489,230)	$(35,913,426)
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Lifetime 2040 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime Income Fund, and the MFS Lifetime 2025 Fund were the owners of record of approximately 4%, 3%, 3%, 3%, 3%, 2%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2020 Fund, the MFS Lifetime 2060 Fund, and the MFS Lifetime 2065 Fund were the owners of record of less than 1% of the value of outstanding voting shares of the fund.
40

Notes to Financial Statements  - continued
Effective June 1, 2019, purchases of the fund’s Class B and Class 529B shares were closed to new and existing investors subject to certain exceptions. Effective after the close of business on March 18, 2022, all sales of Class 529B and Class 529C shares were suspended, and Class 529B and Class 529C shares were converted into Class 529A shares of the fund effective March 21, 2022. Effective after the close of business on May 13, 2022, all sales and redemptions of Class 529A shares were suspended, and all Class 529A shares were redeemed on May 20, 2022.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended May 31, 2022, the fund’s commitment fee and interest expense were $1,363 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$5,215,555	$53,509,635	$56,346,597	$—	$—	$2,378,593

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$4,940	$—
(8) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication
41

Notes to Financial Statements  - continued
of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(9) Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
42

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust X and the Shareholders of MFS Blended Research Small Cap Equity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Blended Research Small Cap Equity Fund (the “Fund”), including the portfolio of investments, as of May 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.
43

Report of Independent Registered Public Accounting Firm – continued
Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
July 15, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.
44

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of July 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	137	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	137	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	137	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	137	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	137	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	137	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	137	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
45

Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	137	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	137	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	137	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	137	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	137	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
David L. DiLorenzo (k) (age 53)	President	July 2005	137	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	137	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	137	Massachusetts Financial Services Company, Vice President and Senior Counsel
46

Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux(k) (age 45)	Chief Compliance Officer	March 2022	137	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	137	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	137	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	137	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed
47

Trustees and Officers -continued
terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stocks
48

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its March 2022 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2021 to December 31, 2021 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively in all material respects and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
49

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2022 income tax forms in January 2023. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $35,366,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 40.04% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
50

Federal Tax Information (unaudited) - continued
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
51

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
52

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
53

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
May 31, 2022
MFS®  Blended Research®
Value Equity Fund
BRU-ANN

MFS® Blended Research®
Value Equity Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Global markets have recently been buffeted by a series of crosscurrents, including rising inflation, tighter financial conditions, the continued spread of the coronavirus (particularly in Asia), and the evolving geopolitical landscape in the wake of Russia’s invasion of Ukraine. Consequently, at a time when global growth faces multiple headwinds, central banks have been presented with the challenge of reining in rising prices without tipping economies into recession. At its June meeting, the US Federal Reserve undertook a 0.75% rate hike, its largest since 1994. Additional larger-than-normal hikes are expected in coming meetings as the Fed seeks to move policy into restrictive territory by year-end to slow the economy and dampen inflation. Richly valued, rate-sensitive growth equities have been hit particularly hard by higher interest rates, and volatility in credit markets has picked up too.
There are, however, encouraging signs for the markets. The latest wave of COVID-19 cases appears to be receding in Asia, cases outside of Asia remain well below prior peaks, and fewer are seriously ill. Meanwhile, unemployment is low and there are signs that some global supply chain bottlenecks are beginning to ease, though lingering coronavirus restrictions in China and disruptions stemming from Russia’s invasion of Ukraine could hamper these advances. Additionally, easier Chinese monetary and regulatory policies and the record pace of corporate stock buybacks are supportive elements, albeit in an otherwise turbulent investment environment.
It is important to have a deep understanding of company fundamentals during times of market transition, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
July 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure
Top ten holdings
Johnson & Johnson	3.3%
Merck & Co., Inc.	2.6%
Alphabet, Inc., “A”	2.5%
JPMorgan Chase & Co.	2.5%
Wells Fargo & Co.	2.1%
Cigna Corp.	1.9%
Valero Energy Corp.	1.7%
Exelon Corp.	1.7%
Chubb Ltd.	1.6%
Goldman Sachs Group, Inc.	1.6%
GICS equity sectors (g)
Financials	20.6%
Health Care	19.0%
Information Technology	9.8%
Industrials	9.2%
Energy	7.9%
Consumer Staples	7.3%
Communication Services	6.4%
Utilities	6.0%
Real Estate	5.1%
Consumer Discretionary	4.1%
Materials	3.3%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of May 31, 2022.
The portfolio is actively managed and current holdings may be different.
2

Management Review
Summary of Results
For the twelve months ended May 31, 2022, Class A shares of the MFS Blended Research Value Equity Fund (fund) provided a total return of 3.02%, at net asset value. This compares with a return of 0.93% for the fund’s benchmark, the Russell 1000® Value Index.
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, have kept supply chains stretched for longer than expected. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns from goods to services, straining already tight labor markets in most developed economies. As a result of Russia’s invasion of Ukraine, geopolitical considerations such as sanctions and trade bans have resulted in additional supply chain tumult and soaring global energy prices. Taken together, these factors have contributed to significant upticks in market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on corralling inflation, although investors expected varying degrees of action from the central banks. The Fed was expected to be the most hawkish developed market central bank and the European Central Bank less so, given the growth-deleting effects on Europe's economy stemming from the invasion.
Against an environment of rising labor and raw materials prices, higher interest rates and waning fiscal and monetary stimulus, investor anxiety increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that a few supply chain bottlenecks (particularly semiconductors) may be easing, low levels of unemployment across developed markets and loosening coronavirus restrictions were supportive factors for the macroeconomic backdrop.
Contributors to Performance
Stock selection in the industrials sector contributed to performance relative to the Russell 1000® Value Index, led by the fund’s avoidance of poor-performing aerospace company Boeing.
Security selection in the information technology sector also helped relative performance. However, there were no individual stocks within this sector, either in the fund or in the benchmark, that were among the fund's top relative contributors during the reporting period.
Stock selection within the health care sector further strengthened relative returns, driven by the fund’s overweight positions in health services and information technology company McKesson and pharmaceutical company Merck. The stock price of McKesson
3

Management Review - continued
advanced as the company delivered strong business results in which sales beat expectations, notably in its US pharmaceutical and international divisions. Additionally, the company raised its full-year earnings outlook, which further supported the stock price appreciation.
Within other sectors, the fund’s overweight positions in independent oil refiner Valero Energy, utility services provider Exelon, energy exploration and production company EOG Resources, performance chemicals provider Chemours, oil and gas company ConocoPhillips and oilseeds, corn, and wheat processor Archer Daniels Midland helped relative results. The stock price of Exelon advanced over the period, supported by a successful spin-off of its nuclear power plant division into Constellation Energy, a new separately traded entity. The fund’s underweight position in diversified entertainment company Walt Disney further bolstered relative returns.
Detractors from Performance
An underweight allocation to the  energy sector detracted from relative returns. Here, the fund’s underweight holdings of integrated energy company Chevron and integrated oil and gas company Exxon Mobil held back relative performance. The stock price of both Chevron and Exxon Mobil benefited from higher energy prices and a stronger-than-expected economic recovery.
Elsewhere, the fund’s overweight positions in biotechnology company Biogen, cable services provider Charter Communications, coffee and tea company Starbucks, recreation products manufacturer Brunswick and medical device maker Medtronic weakened relative returns. The stock price of Charter Communications declined as the company delivered financial results that missed expectations, primarily due to lower-than-anticipated residential broadband additions and residential video losses. The fund’s underweight holdings of pharmaceutical giant Pfizer and health insurance and Medicare/Medicaid provider UnitedHealth Group also hurt relative performance. Additionally, the fund’s holdings of social networking service provider Meta Platforms(b)(h) held back relative returns. The stock price of Meta Platforms depreciated as the company’s financial outlook came in meaningfully below expectations over rising competition from TikTok, Apple’s App Tracking Transparency headwinds, tough comparable sales, and incremental e-commerce and supply chain issues.
Respectfully,
Portfolio Manager(s)
Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

Performance Summary THROUGH 5/31/22
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment (t)
5

Performance Summary  - continued
Total Returns through 5/31/22
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	9/15/15	3.02%	9.71%	10.13%
B	9/15/15	2.32%	8.91%	9.32%
C	9/15/15	2.29%	8.90%	9.32%
I	9/15/15	3.25%	9.96%	10.40%
R1	9/15/15	3.04%	9.06%	9.44%
R2	9/15/15	2.81%	9.45%	9.87%
R3	9/15/15	3.02%	9.71%	10.14%
R4	9/15/15	3.38%	10.00%	10.42%
R6	9/15/15	3.41%	10.09%	10.51%
Comparative benchmark(s)

Russell 1000® Value Index (f)	0.93%	9.50%	10.74%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	(2.90)%	8.42%	9.16%
B With CDSC (Declining over six years from 4% to 0%) (v)	(1.33)%	8.62%	9.32%
C With CDSC (1% for 12 months) (v)	1.38%	8.90%	9.32%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Russell 1000® Value Index(h) – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.
6

Performance Summary  - continued
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
7

Expense Table
Fund expenses borne by the shareholders during the period,
December 1, 2021 through May 31, 2022
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2021 through May 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/21	Ending Account Value 5/31/22	Expenses Paid During Period (p) 12/01/21-5/31/22
A	Actual	0.73%	$1,000.00	$1,039.80	$3.71
	Hypothetical (h)	0.73%	$1,000.00	$1,021.29	$3.68
B	Actual	1.49%	$1,000.00	$1,035.93	$7.56
	Hypothetical (h)	1.49%	$1,000.00	$1,017.50	$7.49
C	Actual	1.49%	$1,000.00	$1,036.29	$7.56
	Hypothetical (h)	1.49%	$1,000.00	$1,017.50	$7.49
I	Actual	0.49%	$1,000.00	$1,040.75	$2.49
	Hypothetical (h)	0.49%	$1,000.00	$1,022.49	$2.47
R1	Actual	0.74%	$1,000.00	$1,040.06	$3.76
	Hypothetical (h)	0.74%	$1,000.00	$1,021.24	$3.73
R2	Actual	0.99%	$1,000.00	$1,038.90	$5.03
	Hypothetical (h)	0.99%	$1,000.00	$1,020.00	$4.99
R3	Actual	0.74%	$1,000.00	$1,039.74	$3.76
	Hypothetical (h)	0.74%	$1,000.00	$1,021.24	$3.73
R4	Actual	0.49%	$1,000.00	$1,041.40	$2.49
	Hypothetical (h)	0.49%	$1,000.00	$1,022.49	$2.47
R6	Actual	0.41%	$1,000.00	$1,041.68	$2.09
	Hypothetical (h)	0.41%	$1,000.00	$1,022.89	$2.07
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
Notes to Expense Table
For the period from December 1, 2021 through May 31, 2022, the distribution fee for Class R1 was not imposed. Had the distribution fee been imposed throughout the entire six month period, the annualized expense ratio, the actual expenses paid during the period, and the hypothetical expenses paid during the period would have been approximately 1.49%, $7.58, and $7.49 for Class R1. See Note 3 in the Notes to Financial Statements for additional information.
During the six month period, the service fee for Class A was reduced due to the sales charge limitations contained in Financial Industry Regulatory Authority (“FINRA”) Rule 2341. Had the service fee not been reduced, the annualized expense ratio, the actual expenses paid during the period, and the hypothetical expenses paid during the period would have been approximately 0.74%, $3.76, and $3.73 for Class A. See Note 3 in the Notes to Financial Statements for additional information.
9

Portfolio of Investments
5/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.7%
Aerospace & Defense – 5.0%
CACI International, Inc., “A” (a)	3,197	$ 896,343
General Dynamics Corp.	15,431	3,470,586
Honeywell International, Inc.	15,210	2,944,960
Huntington Ingalls Industries, Inc.	3,794	798,485
Northrop Grumman Corp.	4,642	2,172,317
Raytheon Technologies Corp.	18,544	1,763,906
		$ 12,046,597
Automotive – 0.3%
Ford Motor Co.	51,921	$ 710,279
Biotechnology – 1.5%
Biogen, Inc. (a)	9,857	$ 1,971,400
Gilead Sciences, Inc.	23,950	1,553,157
		$ 3,524,557
Broadcasting – 0.2%
Walt Disney Co. (a)	4,465	$ 493,115
Brokerage & Asset Managers – 1.1%
Invesco Ltd.	29,846	$ 577,222
Raymond James Financial, Inc.	21,645	2,131,816
		$ 2,709,038
Business Services – 2.8%
Accenture PLC, “A”	9,130	$ 2,724,940
Amdocs Ltd.	24,083	2,092,572
Cognizant Technology Solutions Corp., “A”	11,178	834,997
Fidelity National Information Services, Inc.	10,623	1,110,103
		$ 6,762,612
Cable TV – 2.3%
Charter Communications, Inc., “A” (a)	5,178	$ 2,624,884
Comcast Corp., “A”	65,497	2,900,207
		$ 5,525,091
Computer Software – 1.0%
Microsoft Corp.	8,833	$ 2,401,428
10

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software - Systems – 1.6%
Hewlett Packard Enterprise	29,050	$ 453,180
HP, Inc.	27,878	1,082,782
Juniper Networks, Inc.	16,234	498,059
SS&C Technologies Holdings, Inc.	20,952	1,340,718
Zebra Technologies Corp., “A” (a)	1,332	450,469
		$ 3,825,208
Consumer Products – 2.4%
Colgate-Palmolive Co.	37,205	$ 2,932,126
Kimberly-Clark Corp.	14,333	1,906,576
Procter & Gamble Co.	6,218	919,518
		$ 5,758,220
Consumer Services – 1.0%
Booking Holdings, Inc. (a)	1,066	$ 2,391,635
Containers – 0.5%
Owens Corning	11,856	$ 1,133,196
Electrical Equipment – 0.6%
Amphenol Corp., “A”	13,231	$ 937,549
Johnson Controls International PLC	9,091	495,550
		$ 1,433,099
Electronics – 3.2%
Applied Materials, Inc.	17,851	$ 2,093,744
Intel Corp.	59,777	2,655,294
Micron Technology, Inc.	14,306	1,056,355
NXP Semiconductors N.V.	2,805	532,277
Texas Instruments, Inc.	7,985	1,411,429
		$ 7,749,099
Energy - Independent – 5.2%
ConocoPhillips	24,680	$ 2,773,045
EOG Resources, Inc.	26,412	3,617,387
Marathon Petroleum Corp.	18,838	1,917,520
Valero Energy Corp.	31,772	4,117,651
		$ 12,425,603
Energy - Integrated – 1.2%
Chevron Corp.	2,942	$ 513,850
Exxon Mobil Corp.	25,611	2,458,656
		$ 2,972,506
11

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Food & Beverages – 2.8%
Archer Daniels Midland Co.	29,916	$ 2,716,971
Mondelez International, Inc.	47,890	3,043,889
Tyson Foods, Inc., “A”	9,764	874,952
		$ 6,635,812
Food & Drug Stores – 1.2%
Albertsons Cos., Inc., “A”	25,042	$ 765,033
Wal-Mart Stores, Inc.	16,100	2,070,943
		$ 2,835,976
Forest & Paper Products – 1.5%
Weyerhaeuser Co., REIT	88,136	$ 3,483,135
Gaming & Lodging – 0.3%
International Game Technology PLC	31,416	$ 672,931
Health Maintenance Organizations – 3.8%
Cigna Corp.	16,559	$ 4,442,614
Humana, Inc.	6,571	2,984,746
UnitedHealth Group, Inc.	3,408	1,693,026
		$ 9,120,386
Insurance – 7.9%
Ameriprise Financial, Inc.	5,833	$ 1,611,483
Berkshire Hathaway, Inc., “B” (a)	10,821	3,419,220
Chubb Ltd.	18,619	3,934,008
Equitable Holdings, Inc.	64,446	1,959,803
Everest Re Group Ltd.	7,846	2,216,495
Hartford Financial Services Group, Inc.	11,182	810,807
MetLife, Inc.	48,253	3,251,770
Reinsurance Group of America, Inc.	14,051	1,768,318
		$ 18,971,904
Internet – 2.6%
Alphabet, Inc., “A” (a)	2,679	$ 6,095,368
Leisure & Toys – 1.1%
Brunswick Corp.	22,305	$ 1,678,005
Polaris, Inc.	8,555	911,535
		$ 2,589,540
Machinery & Tools – 1.2%
Eaton Corp. PLC	14,098	$ 1,953,983
Roper Technologies, Inc.	2,020	893,729
		$ 2,847,712
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Major Banks – 9.4%
Bank of America Corp.	94,049	$ 3,498,623
Goldman Sachs Group, Inc.	11,968	3,911,741
JPMorgan Chase & Co.	45,029	5,954,185
Morgan Stanley	9,127	786,200
PNC Financial Services Group, Inc.	19,782	3,469,960
Wells Fargo & Co.	107,302	4,911,212
		$ 22,531,921
Medical & Health Technology & Services – 2.4%
CVS Health Corp.	14,789	$ 1,430,836
McKesson Corp.	11,874	3,902,865
Syneos Health, Inc. (a)	6,106	451,172
		$ 5,784,873
Medical Equipment – 2.4%
Abbott Laboratories	7,010	$ 823,395
Boston Scientific Corp. (a)	20,997	861,087
Hologic, Inc. (a)	5,497	413,759
Medtronic PLC	29,923	2,996,788
Thermo Fisher Scientific, Inc.	1,289	731,598
		$ 5,826,627
Metals & Mining – 0.3%
United States Steel Corp.	23,896	$ 599,073
Natural Gas - Distribution – 0.5%
UGI Corp.	25,929	$ 1,108,205
Natural Gas - Pipeline – 0.9%
Cheniere Energy, Inc.	7,934	$ 1,085,133
Targa Resources Corp.	13,173	948,720
		$ 2,033,853
Oil Services – 0.6%
NOV, Inc.	69,495	$ 1,389,900
Other Banks & Diversified Financials – 2.4%
American Express Co.	4,468	$ 754,288
Fiserv, Inc. (a)	7,515	752,853
SLM Corp.	126,685	2,481,759
Zions Bancorp NA	32,626	1,860,987
		$ 5,849,887
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Pharmaceuticals – 8.9%
Eli Lilly & Co.	3,393	$ 1,063,502
Johnson & Johnson	43,622	7,831,458
Merck & Co., Inc.	66,307	6,102,233
Organon & Co.	14,492	550,116
Pfizer, Inc.	42,934	2,277,219
Vertex Pharmaceuticals, Inc. (a)	12,860	3,454,839
		$ 21,279,367
Railroad & Shipping – 1.2%
CSX Corp.	92,533	$ 2,941,624
Real Estate – 3.7%
EPR Properties, REIT	34,303	$ 1,757,686
Extra Space Storage, Inc., REIT	8,406	1,497,949
Life Storage, Inc., REIT	11,620	1,356,751
Public Storage, Inc., REIT	8,226	2,719,845
Spirit Realty Capital, Inc., REIT	33,645	1,412,753
		$ 8,744,984
Restaurants – 0.5%
Starbucks Corp.	16,005	$ 1,256,392
Specialty Chemicals – 3.6%
Chemours Co.	70,295	$ 3,029,012
Corteva, Inc.	10,266	642,857
DuPont de Nemours, Inc.	29,147	1,977,624
Linde PLC	5,224	1,696,128
Univar Solutions, Inc. (a)	44,209	1,358,100
		$ 8,703,721
Specialty Stores – 0.9%
AutoZone, Inc. (a)	712	$ 1,466,471
Home Depot, Inc.	2,360	714,490
		$ 2,180,961
Telecommunications - Wireless – 1.1%
T-Mobile US, Inc. (a)	19,663	$ 2,620,881
Telephone Services – 0.2%
AT&T, Inc.	22,004	$ 468,465
Tobacco – 0.9%
Philip Morris International, Inc.	20,686	$ 2,197,887
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Trucking – 0.9%
Knight-Swift Transportation Holdings, Inc.	15,368	$ 747,500
United Parcel Service, Inc., “B”	7,742	1,410,979
		$ 2,158,479
Utilities - Electric Power – 5.6%
American Electric Power Co., Inc.	29,650	$ 3,025,190
Constellation Energy	24,204	1,502,584
Edison International	9,855	688,963
Exelon Corp.	82,722	4,065,786
PG&E Corp. (a)	71,828	876,302
Southern Co.	18,226	1,378,979
Vistra Corp.	65,811	1,735,436
		$ 13,273,240
Total Common Stocks (Identified Cost, $183,774,782)		$ 236,064,387
Investment Companies (h) – 1.0%
Money Market Funds – 1.0%
MFS Institutional Money Market Portfolio, 0.64% (v) (Identified Cost, $2,413,907)	2,413,907	$ 2,413,907

Other Assets, Less Liabilities – 0.3%		614,076
Net Assets – 100.0%		$ 239,092,370

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $2,413,907 and $236,064,387, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
REIT	Real Estate Investment Trust
See Notes to Financial Statements
15

Financial Statements
Statement of Assets and Liabilities
At 5/31/22
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $183,774,782)	$236,064,387
Investments in affiliated issuers, at value (identified cost, $2,413,907)	2,413,907
Receivables for
Fund shares sold	433,582
Dividends	528,081
Receivable from investment adviser	4,058
Other assets	551
Total assets	$239,444,566
Liabilities
Payables for
Fund shares reacquired	$249,137
Payable to affiliates
Administrative services fee	670
Shareholder servicing costs	25,374
Distribution and service fees	810
Payable for independent Trustees' compensation	11
Accrued expenses and other liabilities	76,194
Total liabilities	$352,196
Net assets	$239,092,370
Net assets consist of
Paid-in capital	$176,096,788
Total distributable earnings (loss)	62,995,582
Net assets	$239,092,370
Shares of beneficial interest outstanding	15,973,688
16

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$17,572,369	1,167,400	$15.05
Class B	438,636	29,544	14.85
Class C	974,254	65,919	14.78
Class I	56,857,416	3,807,113	14.93
Class R1	91,613	6,174	14.84
Class R2	111,329	7,478	14.89
Class R3	311,744	20,917	14.90
Class R4	97,239	6,502	14.96
Class R6	162,637,770	10,862,641	14.97

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $15.97 [100 / 94.25 x $15.05]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
17

Financial Statements
Statement of Operations
Year ended 5/31/22
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$4,949,774
Other	10,360
Dividends from affiliated issuers	2,565
Foreign taxes withheld	(858)
Total investment income	$4,961,841
Expenses
Management fee	$985,902
Distribution and service fees	83,319
Shareholder servicing costs	78,227
Administrative services fee	44,506
Independent Trustees' compensation	5,154
Custodian fee	15,267
Shareholder communications	8,078
Audit and tax fees	60,244
Legal fees	997
Registration fees	124,126
Miscellaneous	31,592
Total expenses	$1,437,412
Reduction of expenses by investment adviser	(294,441)
Net expenses	$1,142,971
Net investment income (loss)	$3,818,870
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$31,722,729
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(27,171,160)
Net realized and unrealized gain (loss)	$4,551,569
Change in net assets from operations	$8,370,439
See Notes to Financial Statements
18

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	5/31/22	5/31/21
Change in net assets
From operations
Net investment income (loss)	$3,818,870	$3,953,648
Net realized gain (loss)	31,722,729	10,332,726
Net unrealized gain (loss)	(27,171,160)	71,032,229
Change in net assets from operations	$8,370,439	$85,318,603
Total distributions to shareholders	$(28,729,192)	$(4,300,007)
Change in net assets from fund share transactions	$(2,957,326)	$(13,157,696)
Total change in net assets	$(23,316,079)	$67,860,900
Net assets
At beginning of period	262,408,449	194,547,549
At end of period	$239,092,370	$262,408,449
See Notes to Financial Statements
19

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$16.28	$11.48	$12.07	$12.84	$11.85
Income (loss) from investment operations
Net investment income (loss) (d)	$0.19	$0.20	$0.24	$0.23	$0.22
Net realized and unrealized gain (loss)	0.29	4.82	(0.57)	(0.47)	1.22
Total from investment operations	$0.48	$5.02	$(0.33)	$(0.24)	$1.44
Less distributions declared to shareholders
From net investment income	$(0.01)	$(0.22)	$(0.26)	$(0.22)	$(0.16)
From net realized gain	(1.70)	—	—	(0.31)	(0.29)
Total distributions declared to shareholders	$(1.71)	$(0.22)	$(0.26)	$(0.53)	$(0.45)
Net asset value, end of period (x)	$15.05	$16.28	$11.48	$12.07	$12.84
Total return (%) (r)(s)(t)(x)	3.02	44.17	(3.04)	(1.62)	12.18
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.86	0.86	0.91	0.90	0.91
Expenses after expense reductions	0.74	0.74	0.74	0.74	0.74
Net investment income (loss)	1.17	1.48	1.96	1.83	1.72
Portfolio turnover	49	57	45	43	61
Net assets at end of period (000 omitted)	$17,572	$68,612	$52,735	$51,642	$53,388
See Notes to Financial Statements
20

Financial Highlights – continued
Class B	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$16.28	$11.46	$12.07	$12.81	$11.79
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.10	$0.15	$0.14	$0.10
Net realized and unrealized gain (loss)	0.28	4.82	(0.59)	(0.45)	1.24
Total from investment operations	$0.37	$4.92	$(0.44)	$(0.31)	$1.34
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.10)	$(0.17)	$(0.12)	$(0.03)
From net realized gain	(1.70)	—	—	(0.31)	(0.29)
Total distributions declared to shareholders	$(1.80)	$(0.10)	$(0.17)	$(0.43)	$(0.32)
Net asset value, end of period (x)	$14.85	$16.28	$11.46	$12.07	$12.81
Total return (%) (r)(s)(t)(x)	2.32	43.10	(3.87)	(2.26)	11.36
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.60	1.61	1.65	1.64	1.66
Expenses after expense reductions	1.49	1.49	1.49	1.49	1.49
Net investment income (loss)	0.56	0.73	1.20	1.08	0.80
Portfolio turnover	49	57	45	43	61
Net assets at end of period (000 omitted)	$439	$140	$132	$163	$164
See Notes to Financial Statements
21

Financial Highlights – continued
Class C	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$16.22	$11.45	$12.05	$12.76	$11.74
Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$0.10	$0.15	$0.14	$0.10
Net realized and unrealized gain (loss)	0.28	4.81	(0.58)	(0.46)	1.23
Total from investment operations	$0.36	$4.91	$(0.43)	$(0.32)	$1.33
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.14)	$(0.17)	$(0.08)	$(0.02)
From net realized gain	(1.70)	—	—	(0.31)	(0.29)
Total distributions declared to shareholders	$(1.80)	$(0.14)	$(0.17)	$(0.39)	$(0.31)
Net asset value, end of period (x)	$14.78	$16.22	$11.45	$12.05	$12.76
Total return (%) (r)(s)(t)(x)	2.29	43.08	(3.76)	(2.32)	11.33
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.61	1.61	1.66	1.65	1.67
Expenses after expense reductions	1.49	1.49	1.49	1.49	1.49
Net investment income (loss)	0.53	0.72	1.20	1.07	0.77
Portfolio turnover	49	57	45	43	61
Net assets at end of period (000 omitted)	$974	$873	$456	$470	$539
See Notes to Financial Statements
22

Financial Highlights – continued
Class I	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$16.37	$11.54	$12.13	$12.91	$11.89
Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.24	$0.28	$0.27	$0.23
Net realized and unrealized gain (loss)	0.27	4.84	(0.58)	(0.48)	1.24
Total from investment operations	$0.52	$5.08	$(0.30)	$(0.21)	$1.47
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.25)	$(0.29)	$(0.26)	$(0.16)
From net realized gain	(1.70)	—	—	(0.31)	(0.29)
Total distributions declared to shareholders	$(1.96)	$(0.25)	$(0.29)	$(0.57)	$(0.45)
Net asset value, end of period (x)	$14.93	$16.37	$11.54	$12.13	$12.91
Total return (%) (r)(s)(t)(x)	3.25	44.51	(2.84)	(1.37)	12.40
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.61	0.61	0.65	0.65	0.67
Expenses after expense reductions	0.49	0.49	0.49	0.49	0.49
Net investment income (loss)	1.61	1.70	2.18	2.14	1.81
Portfolio turnover	49	57	45	43	61
Net assets at end of period (000 omitted)	$56,857	$1,517	$488	$923	$822
See Notes to Financial Statements
23

Financial Highlights – continued
Class R1	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$16.22	$11.45	$12.05	$12.81	$11.80
Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.10	$0.15	$0.14	$0.10
Net realized and unrealized gain (loss)	0.28	4.80	(0.58)	(0.47)	1.24
Total from investment operations	$0.48	$4.90	$(0.43)	$(0.33)	$1.34
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.13)	$(0.17)	$(0.12)	$(0.04)
From net realized gain	(1.70)	—	—	(0.31)	(0.29)
Total distributions declared to shareholders	$(1.86)	$(0.13)	$(0.17)	$(0.43)	$(0.33)
Net asset value, end of period (x)	$14.84	$16.22	$11.45	$12.05	$12.81
Total return (%) (r)(s)(t)(x)	3.04	43.07	(3.79)	(2.35)	11.37
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.86	1.61	1.65	1.64	1.66
Expenses after expense reductions	0.74	1.49	1.49	1.49	1.49
Net investment income (loss)	1.27	0.72	1.21	1.09	0.78
Portfolio turnover	49	57	45	43	61
Net assets at end of period (000 omitted)	$92	$89	$62	$65	$66
See Notes to Financial Statements
24

Financial Highlights – continued
Class R2	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$16.31	$11.50	$12.10	$12.87	$11.85
Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.17	$0.21	$0.20	$0.16
Net realized and unrealized gain (loss)	0.29	4.83	(0.57)	(0.47)	1.25
Total from investment operations	$0.45	$5.00	$(0.36)	$(0.27)	$1.41
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.19)	$(0.24)	$(0.19)	$(0.10)
From net realized gain	(1.70)	—	—	(0.31)	(0.29)
Total distributions declared to shareholders	$(1.87)	$(0.19)	$(0.24)	$(0.50)	$(0.39)
Net asset value, end of period (x)	$14.89	$16.31	$11.50	$12.10	$12.87
Total return (%) (r)(s)(t)(x)	2.81	43.83	(3.31)	(1.85)	11.93
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.11	1.11	1.16	1.14	1.16
Expenses after expense reductions	0.99	0.99	0.99	0.99	0.99
Net investment income (loss)	1.03	1.23	1.71	1.59	1.29
Portfolio turnover	49	57	45	43	61
Net assets at end of period (000 omitted)	$111	$104	$77	$78	$69
See Notes to Financial Statements
25

Financial Highlights – continued
Class R3	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$16.36	$11.53	$12.13	$12.90	$11.87
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.20	$0.25	$0.23	$0.21
Net realized and unrealized gain (loss)	0.27	4.85	(0.58)	(0.47)	1.24
Total from investment operations	$0.48	$5.05	$(0.33)	$(0.24)	$1.45
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.22)	$(0.27)	$(0.22)	$(0.13)
From net realized gain	(1.70)	—	—	(0.31)	(0.29)
Total distributions declared to shareholders	$(1.94)	$(0.22)	$(0.27)	$(0.53)	$(0.42)
Net asset value, end of period (x)	$14.90	$16.36	$11.53	$12.13	$12.90
Total return (%) (r)(s)(t)(x)	3.02	44.17	(3.09)	(1.64)	12.24
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.86	0.86	0.90	0.90	0.91
Expenses after expense reductions	0.74	0.74	0.74	0.74	0.74
Net investment income (loss)	1.33	1.48	1.93	1.77	1.64
Portfolio turnover	49	57	45	43	61
Net assets at end of period (000 omitted)	$312	$103	$71	$122	$187
See Notes to Financial Statements
26

Financial Highlights – continued
Class R4	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$16.37	$11.54	$12.14	$12.91	$11.88
Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.23	$0.28	$0.27	$0.23
Net realized and unrealized gain (loss)	0.30	4.85	(0.58)	(0.48)	1.25
Total from investment operations	$0.54	$5.08	$(0.30)	$(0.21)	$1.48
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.25)	$(0.30)	$(0.25)	$(0.16)
From net realized gain	(1.70)	—	—	(0.31)	(0.29)
Total distributions declared to shareholders	$(1.95)	$(0.25)	$(0.30)	$(0.56)	$(0.45)
Net asset value, end of period (x)	$14.96	$16.37	$11.54	$12.14	$12.91
Total return (%) (r)(s)(t)(x)	3.38	44.52	(2.86)	(1.33)	12.49
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.61	0.61	0.66	0.64	0.66
Expenses after expense reductions	0.49	0.49	0.49	0.49	0.49
Net investment income (loss)	1.53	1.73	2.21	2.09	1.78
Portfolio turnover	49	57	45	43	61
Net assets at end of period (000 omitted)	$97	$94	$65	$67	$68
See Notes to Financial Statements
27

Financial Highlights – continued
Class R6	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$16.39	$11.56	$12.15	$12.92	$11.89
Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.25	$0.29	$0.28	$0.24
Net realized and unrealized gain (loss)	0.29	4.85	(0.57)	(0.47)	1.25
Total from investment operations	$0.54	$5.10	$(0.28)	$(0.19)	$1.49
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.27)	$(0.31)	$(0.27)	$(0.17)
From net realized gain	(1.70)	—	—	(0.31)	(0.29)
Total distributions declared to shareholders	$(1.96)	$(0.27)	$(0.31)	$(0.58)	$(0.46)
Net asset value, end of period (x)	$14.97	$16.39	$11.56	$12.15	$12.92
Total return (%) (r)(s)(t)(x)	3.41	44.57	(2.69)	(1.23)	12.55
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.52	0.52	0.56	0.55	0.57
Expenses after expense reductions	0.40	0.40	0.39	0.39	0.39
Net investment income (loss)	1.61	1.83	2.32	2.18	1.87
Portfolio turnover	49	57	45	43	61
Net assets at end of period (000 omitted)	$162,638	$190,875	$140,463	$121,952	$120,575

(d)	Per share data is based on average shares outstanding.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
28

Notes to Financial Statements
(1) Business and Organization
MFS Blended Research Value Equity Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
29

Notes to Financial Statements  - continued
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$236,064,387	$—	$—	$236,064,387
Mutual Funds	2,413,907	—	—	2,413,907
Total	$238,478,294	$—	$—	$238,478,294
30

Notes to Financial Statements  - continued
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
31

Notes to Financial Statements  - continued
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 5/31/22	Year ended 5/31/21
Ordinary income (including any short-term capital gains)	$10,329,068	$4,300,007
Long-term capital gains	18,400,124	—
Total distributions	$28,729,192	$4,300,007
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 5/31/22
Cost of investments	$187,711,448
Gross appreciation	53,952,219
Gross depreciation	(3,185,373)
Net unrealized appreciation (depreciation)	$ 50,766,846
Undistributed ordinary income	182,343
Undistributed long-term capital gain	12,046,393
Total distributable earnings (loss)	$ 62,995,582
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to
32

Notes to Financial Statements  - continued
Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 5/31/22	Year ended 5/31/21
Class A	$1,156,935	$972,614
Class B	16,608	841
Class C	95,418	5,422
Class I	7,070,348	11,417
Class R1	10,209	725
Class R2	11,959	1,194
Class R3	45,837	1,313
Class R4	11,200	1,433
Class R6	20,310,678	3,305,048
Total	$28,729,192	$4,300,007
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.40%
In excess of $1 billion and up to $2.5 billion	0.375%
In excess of $2.5 billion	0.35%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until September 30, 2023. For the year ended May 31, 2022, this management fee reduction amounted to $33,532, which is included in the reduction of total expenses in the Statement of Operations.
The management fee incurred for the year ended May 31, 2022 was equivalent to an annual effective rate of 0.39% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
				Classes
A	B	C	I	R1	R2	R3	R4	R6
0.74%	1.49%	1.49%	0.49%	1.49%	0.99%	0.74%	0.49%	0.45%
33

Notes to Financial Statements  - continued
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2023. For the year ended May 31, 2022, this reduction amounted to $260,909, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $12,351 for the year ended May 31, 2022, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 71,340
Class B	0.75%	0.25%	1.00%	1.00%	1,986
Class C	0.75%	0.25%	1.00%	1.00%	8,674
Class R1	0.75%	0.25%	1.00%	0.25%	227
Class R2	0.25%	0.25%	0.50%	0.50%	536
Class R3	—	0.25%	0.25%	0.25%	556
Total Distribution and Service Fees					$83,319
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2022 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. There were no service fee rebates for the year ended May 31, 2022. For the year ended May 31, 2022, the 0.75% distribution fee was not imposed for Class R1 shares due to the sales charge limitations contained in Financial Industry Regulatory Authority (“FINRA”) Rule 2341.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of
34

Notes to Financial Statements  - continued
purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2022, were as follows:
Amount
Class A	$855
Class B	—
Class C	10
During the year ended May 31, 2022, to meet the requirements of FINRA Rule 2341, MFD returned $765 of the CDSC collected for Class A which had the effect of reducing the annual effective service fee rate for this class by 0.003%.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended May 31, 2022, the fee was $3,107, which equated to 0.0013% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2022, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $75,120.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2022 was equivalent to an annual effective rate of 0.0181% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
At May 31, 2022, MFS held approximately 84% of the outstanding shares of Class R2 and 100% of the outstanding shares of Class R1 and Class R4.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended May 31, 2022, this reimbursement amounted to $10,322, which is included in “Other” income in the Statement of Operations.
35

Notes to Financial Statements  - continued
(4) Portfolio Securities
For the year ended May 31, 2022, purchases and sales of investments, other than short-term obligations, aggregated $118,904,484 and $147,290,594, respectively.
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 5/31/22		Year ended 5/31/21
	Shares	Amount	Shares	Amount
Shares sold
Class A	808,927	$12,548,262	1,322,883	$17,975,724
Class B	20,726	309,690	1,018	15,213
Class C	23,721	360,431	23,867	356,130
Class I	4,029,472	66,121,385	65,408	970,362
Class R2	367	5,664	117	1,575
Class R3	18,330	313,928	281	3,814
Class R6	779,380	12,264,658	3,214,544	38,703,960
	5,680,923	$91,924,018	4,628,118	$58,026,778
Shares issued to shareholders in reinvestment of distributions
Class A	75,079	$1,123,177	4,089	$55,002
Class B	1,121	16,608	62	841
Class C	6,472	95,418	403	5,422
Class I	476,760	7,070,348	845	11,417
Class R1	693	10,209	53	725
Class R2	809	11,959	89	1,194
Class R3	3,094	45,837	97	1,313
Class R4	754	11,193	106	1,433
Class R6	1,366,802	20,310,678	244,456	3,305,048
	1,931,584	$28,695,427	250,200	$3,382,395
Shares reacquired
Class A	(3,932,274)	$(64,548,934)	(1,704,774)	$(22,813,664)
Class B	(905)	(13,815)	(3,961)	(49,164)
Class C	(18,089)	(280,448)	(10,290)	(139,242)
Class I	(791,836)	(12,255,820)	(15,792)	(224,467)
Class R2	(106)	(1,738)	(487)	(5,976)
Class R3	(6,831)	(102,978)	(171)	(1,991)
Class R6	(2,928,911)	(46,373,038)	(3,968,363)	(51,332,365)
	(7,678,952)	$(123,576,771)	(5,703,838)	$(74,566,869)
36

Notes to Financial Statements  - continued
	Year ended 5/31/22		Year ended 5/31/21
	Shares	Amount	Shares	Amount
Net change
Class A	(3,048,268)	$(50,877,495)	(377,802)	$(4,782,938)
Class B	20,942	312,483	(2,881)	(33,110)
Class C	12,104	175,401	13,980	222,310
Class I	3,714,396	60,935,913	50,461	757,312
Class R1	693	10,209	53	725
Class R2	1,070	15,885	(281)	(3,207)
Class R3	14,593	256,787	207	3,136
Class R4	754	11,193	106	1,433
Class R6	(782,729)	(13,797,702)	(509,363)	(9,323,357)
	(66,445)	$(2,957,326)	(825,520)	$(13,157,696)
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Lifetime 2040 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime Inccome Fund, the MFS Lifetime 2020 Fund, and the MFS Lifetime 2060 Fund were the owners of record of approximately 13%, 11%, 10%, 8%, 8%, 5%, 5%, 4%, 2%, and 2%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2065 Fund was the owner of record of less than 1% of the value of outstanding voting shares of the fund.
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended May 31, 2022, the fund’s commitment fee and interest expense were $976 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
37

Notes to Financial Statements  - continued
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$1,723,582	$33,499,462	$32,809,137	$—	$—	$2,413,907

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$2,565	$—
(8) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(9) Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
38

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust X and the Shareholders of
MFS Blended Research Value Equity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Blended Research Value Equity Fund (the “Fund”), including the portfolio of investments, as of May 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as
39

Report of Independent Registered Public Accounting Firm – continued
evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
July 15, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.
40

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of July 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	137	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	137	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	137	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	137	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	137	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	137	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	137	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
41

Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	137	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	137	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	137	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	137	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	137	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
David L. DiLorenzo (k) (age 53)	President	July 2005	137	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	137	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	137	Massachusetts Financial Services Company, Vice President and Senior Counsel
42

Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux(k) (age 45)	Chief Compliance Officer	March 2022	137	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	137	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	137	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	137	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed
43

Trustees and Officers -continued
terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stocks
44

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its March 2022 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2021 to December 31, 2021 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively in all material respects and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
45

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2022 income tax forms in January 2023. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $22,135,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 61.52% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
46

Federal Tax Information (unaudited) - continued
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
47

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
48

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
49

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
May 31, 2022
MFS®  Blended Research®
Mid Cap Equity Fund
BMS-ANN

MFS® Blended Research®
Mid Cap Equity Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Global markets have recently been buffeted by a series of crosscurrents, including rising inflation, tighter financial conditions, the continued spread of the coronavirus (particularly in Asia), and the evolving geopolitical landscape in the wake of Russia’s invasion of Ukraine. Consequently, at a time when global growth faces multiple headwinds, central banks have been presented with the challenge of reining in rising prices without tipping economies into recession. At its June meeting, the US Federal Reserve undertook a 0.75% rate hike, its largest since 1994. Additional larger-than-normal hikes are expected in coming meetings as the Fed seeks to move policy into restrictive territory by year-end to slow the economy and dampen inflation. Richly valued, rate-sensitive growth equities have been hit particularly hard by higher interest rates, and volatility in credit markets has picked up too.
There are, however, encouraging signs for the markets. The latest wave of COVID-19 cases appears to be receding in Asia, cases outside of Asia remain well below prior peaks, and fewer are seriously ill. Meanwhile, unemployment is low and there are signs that some global supply chain bottlenecks are beginning to ease, though lingering coronavirus restrictions in China and disruptions stemming from Russia’s invasion of Ukraine could hamper these advances. Additionally, easier Chinese monetary and regulatory policies and the record pace of corporate stock buybacks are supportive elements, albeit in an otherwise turbulent investment environment.
It is important to have a deep understanding of company fundamentals during times of market transition, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
July 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure
Top ten holdings
McKesson Corp.	2.1%
Archer Daniels Midland Co.	2.0%
Valero Energy Corp.	1.9%
AutoZone, Inc.	1.8%
Corteva, Inc.	1.8%
Cadence Design Systems, Inc.	1.6%
HP, Inc.	1.6%
Extra Space Storage, Inc., REIT	1.6%
Ameriprise Financial, Inc.	1.5%
Hologic, Inc.	1.5%
GICS equity sectors (g)
Information Technology	15.6%
Financials	13.7%
Industrials	13.7%
Consumer Discretionary	11.8%
Health Care	9.9%
Real Estate	8.7%
Energy	6.3%
Materials	5.1%
Utilities	4.8%
Communication Services	4.2%
Consumer Staples	3.4%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of May 31, 2022.
The portfolio is actively managed and current holdings may be different.
2

Management Review
Summary of Results
For the twelve months ended May 31, 2022, Class A shares of the MFS Blended Research Mid Cap Equity Fund (fund) provided a total return of -1.00%, at net asset value. This compares with a return of -6.77% for the fund’s benchmark, the Russell Midcap® Index.
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, have kept supply chains stretched for longer than expected. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns from goods to services, straining already tight labor markets in most developed economies. As a result of Russia’s invasion of Ukraine, geopolitical considerations such as sanctions and trade bans have resulted in additional supply chain tumult and soaring global energy prices. Taken together, these factors have contributed to significant upticks in market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on corralling inflation, although investors expected varying degrees of action from the central banks. The Fed was expected to be the most hawkish developed market central bank and the European Central Bank less so, given the growth-deleting effects on Europe's economy stemming from the invasion.
Against an environment of rising labor and raw materials prices, higher interest rates and waning fiscal and monetary stimulus, investor anxiety increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that a few supply chain bottlenecks (particularly semiconductors) may be easing, low levels of unemployment across developed markets and loosening coronavirus restrictions were supportive factors for the macroeconomic backdrop.
Contributors to Performance
Stock selection in the health care sector was a key contributor to performance relative to the Russell Midcap® Index, led by the fund’s overweight position in health services and information technology company McKesson. The stock price of McKesson advanced as the company delivered strong business results in which sales beat expectations, notably in its US pharmaceutical and international divisions. Additionally, the company raised its full-year earnings outlook, which further supported the stock price appreciation.
Elsewhere, the fund’s overweight holdings of independent oil refiner Valero Energy, natural gas provider Targa Resources, oilseeds, corn, and wheat processor Archer Daniels Midland, automotive replacement parts distributor AutoZone, seed and crop protection services provider Corteva, natural gas services provider Cheniere Energy,
3

Management Review - continued
enterprise information technology provider HP,  integrated circuits and electronic devices developer Cadence Design Systems and food and drug retailer Albertsons Companies strengthened relative results. The share price of Cheniere Energy benefited from bullish commodity prices and the expectation of positive free cash flow in coming years.
Detractors from Performance
Stock selection in the energy sector detracted from the fund’s relative results. Here, not owning strong-performing oil and gas exploration and production company Occidental Petroleum, oil and gas producer Devon Energy, independent oil and gas exploration and production company Pioneer Natural Resources and independent petroleum products company Marathon Petroleum weighed on relative performance. The stock price of Occidental Petroleum advanced as the company announced strong production results, a higher dividend and a new share repurchase program, which outweighed its higher full-year 2022 capital expenditure plan.
Stocks in other sectors that hurt relative performance included the fund’s overweight positions in software engineering solutions and technology services provider EPAM Systems(h), computer software company DocuSign(h), cable and telecommunications company Altice(h), online collaborative platform services provider Dropbox and recreation products manufacturer Brunswick. The stock price of EPAM Systems declined after management withdrew its guidance for the upcoming year as the Ukraine and Russian conflict escalated towards the end of the reporting period. The timing of the fund’s ownership in shares of aesthetic dentistry product manufacturer Align Technologies further weighed on relative results.
Respectfully,
Portfolio Manager(s)
Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

Performance Summary THROUGH 5/31/22
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment (t)
5

Performance Summary  - continued
Total Returns through 5/31/22
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	8/19/16	(1.00)%	10.13%	10.63%
B	8/19/16	(1.78)%	9.31%	9.80%
C	8/19/16	(1.74)%	9.30%	9.79%
I	8/19/16	(0.73)%	10.40%	10.90%
R1	8/19/16	(1.72)%	9.31%	9.80%
R2	8/19/16	(1.27)%	9.84%	10.34%
R3	8/19/16	(0.94)%	10.14%	10.64%
R4	8/19/16	(0.71)%	10.41%	10.90%
R6	8/19/16	(0.60)%	10.50%	10.99%
Comparative benchmark(s)

Russell Midcap® Index (f)	(6.77)%	10.48%	10.79%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	(6.69)%	8.84%	9.51%
B With CDSC (Declining over six years from 4% to 0%) (v)	(4.97)%	9.03%	9.68%
C With CDSC (1% for 12 months) (v)	(2.54)%	9.30%	9.79%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Russell Midcap® Index(h) – a market capitalization weighted index representing the smallest 800 companies in the Russell 1000 Index. The range of market caps covered in this 800-member index goes from about $1 billion to roughly $20 billion, with an average market cap of $8 billion to $10 billion, and a median value of $4 billion to $5 billion. The index is reconstituted annually so that stocks that have outgrown the index can be removed and new entries can be added.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.
6

Performance Summary  - continued
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
7

Expense Table
Fund expenses borne by the shareholders during the period,
December 1, 2021 through May 31, 2022
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2021 through May 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/21	Ending Account Value 5/31/22	Expenses Paid During Period (p) 12/01/21-5/31/22
A	Actual	0.84%	$1,000.00	$953.97	$4.09
	Hypothetical (h)	0.84%	$1,000.00	$1,020.74	$4.23
B	Actual	1.59%	$1,000.00	$950.40	$7.73
	Hypothetical (h)	1.59%	$1,000.00	$1,017.00	$8.00
C	Actual	1.59%	$1,000.00	$950.16	$7.73
	Hypothetical (h)	1.59%	$1,000.00	$1,017.00	$8.00
I	Actual	0.59%	$1,000.00	$954.87	$2.88
	Hypothetical (h)	0.59%	$1,000.00	$1,021.99	$2.97
R1	Actual	1.59%	$1,000.00	$950.39	$7.73
	Hypothetical (h)	1.59%	$1,000.00	$1,017.00	$8.00
R2	Actual	1.09%	$1,000.00	$952.50	$5.31
	Hypothetical (h)	1.09%	$1,000.00	$1,019.50	$5.49
R3	Actual	0.83%	$1,000.00	$954.00	$4.04
	Hypothetical (h)	0.83%	$1,000.00	$1,020.79	$4.18
R4	Actual	0.59%	$1,000.00	$955.01	$2.88
	Hypothetical (h)	0.59%	$1,000.00	$1,021.99	$2.97
R6	Actual	0.48%	$1,000.00	$955.54	$2.34
	Hypothetical (h)	0.48%	$1,000.00	$1,022.54	$2.42
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
Notes to Expense Table
Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class R3 shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.
9

Portfolio of Investments
5/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 97.2%
Aerospace & Defense – 2.5%
CACI International, Inc., “A” (a)	11,321	$ 3,174,069
Huntington Ingalls Industries, Inc.	21,057	4,431,656
Parsons Corp. (a)	66,047	2,578,475
Textron, Inc.	18,622	1,215,830
		$ 11,400,030
Airlines – 0.4%
Southwest Airlines Co. (a)	42,214	$ 1,935,934
Apparel Manufacturers – 0.2%
PVH Corp.	10,139	$ 718,551
Automotive – 0.4%
LKQ Corp.	32,538	$ 1,672,128
Oshkosh Corp.	3,228	299,913
		$ 1,972,041
Biotechnology – 0.5%
Exelixis, Inc. (a)	120,204	$ 2,203,339
Broadcasting – 0.2%
Fox Corp.	19,203	$ 681,899
Brokerage & Asset Managers – 1.5%
KKR & Co., Inc.	20,703	$ 1,134,731
Raymond James Financial, Inc.	59,328	5,843,215
		$ 6,977,946
Business Services – 2.2%
Amdocs Ltd.	31,521	$ 2,738,860
Dropbox, Inc. (a)	279,082	5,816,069
Verisk Analytics, Inc., “A”	8,798	1,538,946
		$ 10,093,875
Computer Software – 3.3%
ACI Worldwide, Inc. (a)	19,219	$ 511,994
Atlassian Corp. PLC, “A” (a)	8,957	1,588,255
Cadence Design Systems, Inc. (a)	47,773	7,344,144
CrowdStrike Holdings, Inc. (a)	33,478	5,356,145
Paylocity Holding Corp. (a)	2,106	368,255
		$ 15,168,793
10

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software - Systems – 3.9%
Box, Inc., “A” (a)	18,233	$ 476,064
HP, Inc.	188,111	7,306,231
Juniper Networks, Inc.	15,071	462,378
SS&C Technologies Holdings, Inc.	55,517	3,552,533
Verint Systems, Inc. (a)	27,681	1,412,838
Western Digital Corp. (a)	17,035	1,033,854
Zebra Technologies Corp., “A” (a)	11,358	3,841,162
		$ 18,085,060
Construction – 2.7%
Builders FirstSource, Inc. (a)	7,303	$ 475,352
Eagle Materials, Inc.	9,178	1,198,280
Masco Corp.	3,595	203,800
Otis Worldwide Corp.	77,074	5,734,306
Toll Brothers, Inc.	79,342	4,004,391
Vulcan Materials Co.	4,924	811,820
		$ 12,427,949
Consumer Services – 1.9%
Expedia Group, Inc. (a)	16,788	$ 2,171,192
Grand Canyon Education, Inc. (a)	42,725	3,809,788
Robert Half International, Inc.	30,632	2,761,475
		$ 8,742,455
Containers – 1.7%
Graphic Packaging Holding Co.	134,534	$ 2,994,727
Owens Corning	49,943	4,773,552
		$ 7,768,279
Electrical Equipment – 0.8%
AMETEK, Inc.	18,357	$ 2,229,825
nVent Electric PLC	38,236	1,353,554
		$ 3,583,379
Electronics – 2.3%
Advanced Energy Industries, Inc.	2,498	$ 203,487
Amkor Technology, Inc.	75,837	1,550,108
Cirrus Logic, Inc. (a)	34,827	2,839,794
Lam Research Corp.	7,064	3,673,492
Silicon Laboratories, Inc. (a)	16,240	2,422,358
		$ 10,689,239
Energy - Independent – 1.9%
Valero Energy Corp.	68,847	$ 8,922,571
11

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Engineering - Construction – 0.6%
Comfort Systems USA, Inc.	32,413	$ 2,908,094
Entertainment – 1.2%
Live Nation Entertainment, Inc. (a)	55,723	$ 5,296,471
Spotify Technology S.A. (a)	3,310	373,269
		$ 5,669,740
Food & Beverages – 2.8%
Archer Daniels Midland Co.	102,828	$ 9,338,839
Tyson Foods, Inc., “A”	37,993	3,404,553
		$ 12,743,392
Food & Drug Stores – 0.6%
Albertsons Cos., Inc., “A”	87,784	$ 2,681,801
Forest & Paper Products – 2.2%
Potlatch Corp., REIT	20,541	$ 1,077,581
Rayonier, Inc., REIT	65,764	2,710,792
Weyerhaeuser Co., REIT	165,271	6,531,510
		$ 10,319,883
Gaming & Lodging – 2.1%
International Game Technology PLC	200,664	$ 4,298,223
Marriott International, Inc., “A”	32,230	5,530,023
		$ 9,828,246
General Merchandise – 0.2%
Dillards, Inc., “A”	2,274	$ 685,566
Insurance – 7.3%
Ameriprise Financial, Inc.	25,677	$ 7,093,785
Equitable Holdings, Inc.	207,777	6,318,499
Everest Re Group Ltd.	24,034	6,789,605
Fidelity National Financial, Inc.	26,527	1,122,092
Hartford Financial Services Group, Inc.	92,739	6,724,505
Lincoln National Corp.	23,893	1,384,121
Prudential Financial, Inc.	2,848	302,600
Reinsurance Group of America, Inc.	30,652	3,857,554
		$ 33,592,761
Internet – 2.2%
Gartner, Inc. (a)	23,474	$ 6,159,578
GoDaddy, Inc. (a)	45,910	3,445,545
Match Group, Inc. (a)	7,242	570,525
		$ 10,175,648
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Leisure & Toys – 3.1%
Brunswick Corp.	72,934	$ 5,486,825
Electronic Arts, Inc.	42,648	5,913,145
Polaris, Inc.	28,602	3,047,543
		$ 14,447,513
Machinery & Tools – 3.7%
AGCO Corp.	16,467	$ 2,109,917
Cummins, Inc.	3,866	808,458
Ingersoll Rand, Inc.	29,971	1,413,132
Kennametal, Inc.	66,984	1,858,136
Regal Rexnord Corp.	47,754	5,966,862
Roper Technologies, Inc.	5,602	2,478,549
Zurn Water Solutions Corp.	78,201	2,253,753
		$ 16,888,807
Medical & Health Technology & Services – 4.0%
Charles River Laboratories International, Inc. (a)	15,648	$ 3,662,884
McKesson Corp.	29,716	9,767,352
Syneos Health, Inc. (a)	69,746	5,153,532
		$ 18,583,768
Medical Equipment – 3.8%
Align Technology, Inc. (a)	10,357	$ 2,875,517
Hologic, Inc. (a)	92,340	6,950,432
Maravai Lifesciences Holdings, Inc., “A” (a)	47,482	1,479,064
Quidel Corp. (a)	33,370	3,171,151
West Pharmaceutical Services, Inc.	9,020	2,799,628
		$ 17,275,792
Metals & Mining – 0.8%
Reliance Steel & Aluminum Co.	11,503	$ 2,236,183
United States Steel Corp.	53,311	1,336,507
		$ 3,572,690
Natural Gas - Distribution – 1.5%
NiSource, Inc.	30,023	$ 944,224
UGI Corp.	135,088	5,773,661
		$ 6,717,885
Natural Gas - Pipeline – 3.4%
Cheniere Energy, Inc.	48,043	$ 6,570,841
Equitrans Midstream Corp.	338,559	2,664,460
Targa Resources Corp.	86,753	6,247,951
		$ 15,483,252
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Network & Telecom – 1.5%
Fortinet, Inc. (a)	19,492	$ 5,733,377
Motorola Solutions, Inc.	6,203	1,363,047
		$ 7,096,424
Oil Services – 1.0%
NOV, Inc.	235,810	$ 4,716,200
Other Banks & Diversified Financials – 4.9%
Bank OZK	22,358	$ 927,186
East West Bancorp, Inc.	81,936	6,025,573
SLM Corp.	340,086	6,662,285
Synchrony Financial	12,189	451,481
Umpqua Holdings Corp.	123,875	2,186,394
Zions Bancorp NA	108,468	6,187,015
		$ 22,439,934
Pharmaceuticals – 1.6%
Organon & Co.	181,686	$ 6,896,801
United Therapeutics Corp. (a)	1,778	409,544
		$ 7,306,345
Pollution Control – 1.1%
Republic Services, Inc.	36,315	$ 4,860,400
Real Estate – 6.5%
Apple Hospitality, Inc., REIT	66,030	$ 1,103,361
EPR Properties, REIT	76,267	3,907,921
Extra Space Storage, Inc., REIT	40,413	7,201,597
Life Storage, Inc., REIT	47,486	5,544,465
National Storage Affiliates Trust, REIT	77,196	4,048,930
Phillips Edison & Co., REIT	95,993	3,238,804
Spirit Realty Capital, Inc., REIT	81,866	3,437,553
STORE Capital Corp., REIT	43,591	1,202,676
		$ 29,685,307
Restaurants – 1.2%
Texas Roadhouse, Inc.	71,143	$ 5,547,020
Specialty Chemicals – 4.6%
Ashland Global Holdings, Inc.	18,552	$ 1,985,435
Chemours Co.	113,457	4,888,862
Corteva, Inc.	128,877	8,070,278
Univar Solutions, Inc. (a)	199,286	6,122,066
		$ 21,066,641
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Specialty Stores – 3.7%
AutoZone, Inc. (a)	4,116	$ 8,477,519
Burlington Stores, Inc. (a)	12,915	2,173,595
Lululemon Athletica, Inc. (a)	13,781	4,033,561
Ulta Beauty, Inc. (a)	5,853	2,476,404
		$ 17,161,079
Telephone Services – 1.4%
Lumen Technologies, Inc. (l)	509,117	$ 6,231,592
Trucking – 0.4%
Knight-Swift Transportation Holdings, Inc.	39,906	$ 1,941,028
Utilities - Electric Power – 3.4%
DTE Energy Co.	3,618	$ 480,145
PG&E Corp. (a)	545,881	6,659,748
Portland General Electric Co.	29,061	1,431,254
Vistra Corp.	235,841	6,219,127
Xcel Energy, Inc.	9,529	717,915
		$ 15,508,189
Total Common Stocks (Identified Cost, $397,887,346)		$ 446,506,337
Investment Companies (h) – 1.1%
Money Market Funds – 1.1%
MFS Institutional Money Market Portfolio, 0.64% (v) (Identified Cost, $5,037,629)	5,037,629	$ 5,037,629
Collateral for Securities Loaned – 0.2%
JPMorgan U.S. Government Money Market Fund – Class IM Shares, 0.8% (j) (Identified Cost, $1,046,405)	1,046,405	$ 1,046,405

Other Assets, Less Liabilities – 1.5%		7,075,527
Net Assets – 100.0%		$ 459,665,898

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $5,037,629 and $447,552,742, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
15

Portfolio of Investments – continued
The following abbreviations are used in this report and are defined:
REIT	Real Estate Investment Trust
See Notes to Financial Statements
16

Financial Statements
Statement of Assets and Liabilities
At 5/31/22
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value, including $1,004,549 of securities on loan (identified cost, $398,933,751)	$447,552,742
Investments in affiliated issuers, at value (identified cost, $5,037,629)	5,037,629
Cash	118,650
Receivables for
Fund shares sold	7,864,652
Interest and dividends	758,678
Receivable from investment adviser	249
Other assets	825
Total assets	$461,333,425
Liabilities
Payables for
Investments purchased	$118,650
Fund shares reacquired	378,363
Collateral for securities loaned, at value	1,046,405
Payable to affiliates
Administrative services fee	1,172
Shareholder servicing costs	41,620
Distribution and service fees	1,227
Payable for independent Trustees' compensation	11
Accrued expenses and other liabilities	80,079
Total liabilities	$1,667,527
Net assets	$459,665,898
Net assets consist of
Paid-in capital	$394,485,556
Total distributable earnings (loss)	65,180,342
Net assets	$459,665,898
Shares of beneficial interest outstanding	37,282,817
17

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$19,060,694	1,540,209	$12.38
Class B	236,187	19,406	12.17
Class C	3,160,973	259,931	12.16
Class I	108,559,704	8,820,604	12.31
Class R1	135,636	11,140	12.18
Class R2	292,041	23,821	12.26
Class R3	1,947,362	158,379	12.30
Class R4	934,356	75,797	12.33
Class R6	325,338,945	26,373,530	12.34

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $13.14 [100 / 94.25 x $12.38]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
18

Financial Statements
Statement of Operations
Year ended 5/31/22
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$6,283,649
Other	29,287
Dividends from affiliated issuers	4,491
Income on securities loaned	4,378
Total investment income	$6,321,805
Expenses
Management fee	$2,085,974
Distribution and service fees	133,236
Shareholder servicing costs	150,989
Administrative services fee	68,033
Independent Trustees' compensation	7,256
Custodian fee	37,020
Shareholder communications	13,138
Audit and tax fees	59,183
Legal fees	1,830
Miscellaneous	162,097
Total expenses	$2,718,756
Reduction of expenses by investment adviser and distributor	(462,968)
Net expenses	$2,255,788
Net investment income (loss)	$4,066,017
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$58,379,846
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(61,160,418)
Translation of assets and liabilities in foreign currencies	7
Net unrealized gain (loss)	$(61,160,411)
Net realized and unrealized gain (loss)	$(2,780,565)
Change in net assets from operations	$1,285,452
See Notes to Financial Statements
19

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	5/31/22	5/31/21
Change in net assets
From operations
Net investment income (loss)	$4,066,017	$3,174,476
Net realized gain (loss)	58,379,846	47,187,533
Net unrealized gain (loss)	(61,160,411)	89,799,345
Change in net assets from operations	$1,285,452	$140,161,354
Total distributions to shareholders	$(78,786,915)	$(3,558,854)
Change in net assets from fund share transactions	$86,053,579	$(476,675)
Total change in net assets	$8,552,116	$136,125,825
Net assets
At beginning of period	451,113,782	314,987,957
At end of period	$459,665,898	$451,113,782
See Notes to Financial Statements
20

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$15.36	$10.70	$11.14	$12.07	$11.03
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.08	$0.10	$0.11	$0.09
Net realized and unrealized gain (loss)	(0.05)(g)	4.68	0.02	(0.27)	1.36
Total from investment operations	$0.02	$4.76	$0.12	$(0.16)	$1.45
Less distributions declared to shareholders
From net investment income	$—	$(0.10)	$(0.10)	$(0.09)	$(0.10)
From net realized gain	(3.00)	(0.00)(w)	(0.46)	(0.68)	(0.31)
Total distributions declared to shareholders	$(3.00)	$(0.10)	$(0.56)	$(0.77)	$(0.41)
Net asset value, end of period (x)	$12.38	$15.36	$10.70	$11.14	$12.07
Total return (%) (r)(s)(t)(x)	(1.00)	44.61	0.51	(0.52)	13.20
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.94	0.92	0.96	0.97	0.94
Expenses after expense reductions (f)	0.84	0.84	0.84	0.84	0.84
Net investment income (loss)	0.45	0.58	0.89	0.96	0.71
Portfolio turnover	89	103	81	80	84
Net assets at end of period (000 omitted)	$19,061	$133,584	$74,843	$74,051	$77,738
See Notes to Financial Statements
21

Financial Highlights – continued
Class B	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$15.26	$10.64	$11.08	$12.03	$10.99
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$(0.02)	$0.02	$0.02	$(0.00)(w)
Net realized and unrealized gain (loss)	(0.08)	4.65	0.01	(0.26)	1.35
Total from investment operations	$(0.09)	$4.63	$0.03	$(0.24)	$1.35
Less distributions declared to shareholders
From net investment income	$(0.00)(w)	$(0.01)	$(0.01)	$(0.03)	$—
From net realized gain	(3.00)	(0.00)(w)	(0.46)	(0.68)	(0.31)
Total distributions declared to shareholders	$(3.00)	$(0.01)	$(0.47)	$(0.71)	$(0.31)
Net asset value, end of period (x)	$12.17	$15.26	$10.64	$11.08	$12.03
Total return (%) (r)(s)(t)(x)	(1.78)	43.56	(0.23)	(1.27)	12.35
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.70	1.67	1.71	1.72	1.67
Expenses after expense reductions (f)	1.59	1.59	1.59	1.59	1.59
Net investment income (loss)	(0.05)	(0.16)	0.15	0.21	(0.04)
Portfolio turnover	89	103	81	80	84
Net assets at end of period (000 omitted)	$236	$126	$92	$99	$66
See Notes to Financial Statements
22

Financial Highlights – continued
Class C	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$15.25	$10.64	$11.10	$12.03	$10.99
Income (loss) from investment operations
Net investment income (loss) (d)	$0.01	$(0.02)	$0.02	$0.02	$(0.00)(w)
Net realized and unrealized gain (loss)	(0.09)	4.64	0.01	(0.25)	1.35
Total from investment operations	$(0.08)	$4.62	$0.03	$(0.23)	$1.35
Less distributions declared to shareholders
From net investment income	$(0.01)	$(0.01)	$(0.03)	$(0.02)	$(0.00)(w)
From net realized gain	(3.00)	(0.00)(w)	(0.46)	(0.68)	(0.31)
Total distributions declared to shareholders	$(3.01)	$(0.01)	$(0.49)	$(0.70)	$(0.31)
Net asset value, end of period (x)	$12.16	$15.25	$10.64	$11.10	$12.03
Total return (%) (r)(s)(t)(x)	(1.74)	43.49	(0.28)	(1.27)	12.40
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.70	1.66	1.71	1.72	1.67
Expenses after expense reductions (f)	1.59	1.59	1.59	1.59	1.59
Net investment income (loss)	0.11	(0.16)	0.16	0.21	(0.04)
Portfolio turnover	89	103	81	80	84
Net assets at end of period (000 omitted)	$3,161	$350	$138	$109	$98
See Notes to Financial Statements
23

Financial Highlights – continued
Class I	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$15.38	$10.71	$11.16	$12.11	$11.04
Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.11	$0.13	$0.14	$0.11
Net realized and unrealized gain (loss)	(0.08)	4.68	0.02	(0.28)	1.37
Total from investment operations	$0.07	$4.79	$0.15	$(0.14)	$1.48
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.12)	$(0.14)	$(0.13)	$(0.10)
From net realized gain	(3.00)	(0.00)(w)	(0.46)	(0.68)	(0.31)
Total distributions declared to shareholders	$(3.14)	$(0.12)	$(0.60)	$(0.81)	$(0.41)
Net asset value, end of period (x)	$12.31	$15.38	$10.71	$11.16	$12.11
Total return (%) (r)(s)(t)(x)	(0.73)	44.98	0.71	(0.30)	13.51
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.71	0.67	0.71	0.71	0.67
Expenses after expense reductions (f)	0.59	0.59	0.59	0.59	0.59
Net investment income (loss)	1.07	0.84	1.18	1.26	0.95
Portfolio turnover	89	103	81	80	84
Net assets at end of period (000 omitted)	$108,560	$5,410	$4,368	$2,336	$69
See Notes to Financial Statements
24

Financial Highlights – continued
Class R1	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$15.26	$10.65	$11.09	$12.03	$10.99
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$(0.02)	$0.02	$0.02	$(0.01)
Net realized and unrealized gain (loss)	(0.07)	4.64	0.02	(0.26)	1.36
Total from investment operations	$(0.08)	$4.62	$0.04	$(0.24)	$1.35
Less distributions declared to shareholders
From net investment income	$—	$(0.01)	$(0.02)	$(0.02)	$—
From net realized gain	(3.00)	(0.00)(w)	(0.46)	(0.68)	(0.31)
Total distributions declared to shareholders	$(3.00)	$(0.01)	$(0.48)	$(0.70)	$(0.31)
Net asset value, end of period (x)	$12.18	$15.26	$10.65	$11.09	$12.03
Total return (%) (r)(s)(t)(x)	(1.72)	43.45	(0.16)	(1.31)	12.35
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.70	1.67	1.71	1.72	1.67
Expenses after expense reductions (f)	1.59	1.59	1.59	1.59	1.59
Net investment income (loss)	(0.08)	(0.16)	0.15	0.22	(0.05)
Portfolio turnover	89	103	81	80	84
Net assets at end of period (000 omitted)	$136	$142	$98	$97	$62
See Notes to Financial Statements
25

Financial Highlights – continued
Class R2	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$15.33	$10.70	$11.15	$12.07	$11.02
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.04	$0.07	$0.08	$0.05
Net realized and unrealized gain (loss)	(0.07)	4.68	0.02	(0.25)	1.35
Total from investment operations	$(0.01)	$4.72	$0.09	$(0.17)	$1.40
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.09)	$(0.08)	$(0.07)	$(0.04)
From net realized gain	(3.00)	(0.00)(w)	(0.46)	(0.68)	(0.31)
Total distributions declared to shareholders	$(3.06)	$(0.09)	$(0.54)	$(0.75)	$(0.35)
Net asset value, end of period (x)	$12.26	$15.33	$10.70	$11.15	$12.07
Total return (%) (r)(s)(t)(x)	(1.27)	44.24	0.21	(0.71)	12.82
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.20	1.17	1.21	1.22	1.17
Expenses after expense reductions (f)	1.09	1.09	1.09	1.09	1.09
Net investment income (loss)	0.42	0.30	0.65	0.70	0.45
Portfolio turnover	89	103	81	80	84
Net assets at end of period (000 omitted)	$292	$253	$62	$62	$62
See Notes to Financial Statements
26

Financial Highlights – continued
Class R3	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$15.36	$10.71	$11.16	$12.09	$11.03
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.08	$0.07	$0.11	$0.08
Net realized and unrealized gain (loss)	(0.07)	4.68	0.05	(0.26)	1.36
Total from investment operations	$0.03	$4.76	$0.12	$(0.15)	$1.44
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.11)	$(0.11)	$(0.10)	$(0.07)
From net realized gain	(3.00)	(0.00)(w)	(0.46)	(0.68)	(0.31)
Total distributions declared to shareholders	$(3.09)	$(0.11)	$(0.57)	$(0.78)	$(0.38)
Net asset value, end of period (x)	$12.30	$15.36	$10.71	$11.16	$12.09
Total return (%) (r)(s)(t)(x)	(0.94)	44.60	0.51	(0.50)	13.17
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.95	0.92	1.00	0.97	0.92
Expenses after expense reductions (f)	0.82	0.82	0.84	0.84	0.84
Net investment income (loss)	0.74	0.62	0.72	0.95	0.71
Portfolio turnover	89	103	81	80	84
Net assets at end of period (000 omitted)	$1,947	$1,422	$1,015	$62	$63
See Notes to Financial Statements
27

Financial Highlights – continued
Class R4	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$15.39	$10.72	$11.17	$12.11	$11.04
Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.11	$0.13	$0.14	$0.11
Net realized and unrealized gain (loss)	(0.06)	4.69	0.02	(0.27)	1.37
Total from investment operations	$0.07	$4.80	$0.15	$(0.13)	$1.48
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.13)	$(0.14)	$(0.13)	$(0.10)
From net realized gain	(3.00)	(0.00)(w)	(0.46)	(0.68)	(0.31)
Total distributions declared to shareholders	$(3.13)	$(0.13)	$(0.60)	$(0.81)	$(0.41)
Net asset value, end of period (x)	$12.33	$15.39	$10.72	$11.17	$12.11
Total return (%) (r)(s)(t)(x)	(0.71)	44.95	0.73	(0.30)	13.51
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.70	0.67	0.71	0.72	0.67
Expenses after expense reductions (f)	0.59	0.59	0.59	0.59	0.59
Net investment income (loss)	0.92	0.84	1.18	1.21	0.96
Portfolio turnover	89	103	81	80	84
Net assets at end of period (000 omitted)	$934	$953	$685	$63	$63
See Notes to Financial Statements
28

Financial Highlights – continued
Class R6	Year ended
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Net asset value, beginning of period	$15.40	$10.73	$11.17	$12.11	$11.04
Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.12	$0.14	$0.15	$0.12
Net realized and unrealized gain (loss)	(0.07)	4.69	0.02	(0.27)	1.36
Total from investment operations	$0.08	$4.81	$0.16	$(0.12)	$1.48
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.14)	$(0.14)	$(0.14)	$(0.10)
From net realized gain	(3.00)	(0.00)(w)	(0.46)	(0.68)	(0.31)
Total distributions declared to shareholders	$(3.14)	$(0.14)	$(0.60)	$(0.82)	$(0.41)
Net asset value, end of period (x)	$12.34	$15.40	$10.73	$11.17	$12.11
Total return (%) (r)(s)(t)(x)	(0.60)	45.02	0.87	(0.17)	13.52
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.59	0.58	0.61	0.61	0.62
Expenses after expense reductions (f)	0.48	0.51	0.49	0.48	0.52
Net investment income (loss)	1.04	0.94	1.25	1.32	1.03
Portfolio turnover	89	103	81	80	84
Net assets at end of period (000 omitted)	$325,339	$308,874	$233,687	$199,437	$196,721

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
29

Notes to Financial Statements
(1) Business and Organization
MFS Blended Research Mid Cap Equity Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
30

Notes to Financial Statements  - continued
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$446,506,337	$—	$—	$446,506,337
Mutual Funds	6,084,034	—	—	6,084,034
Total	$452,590,371	$—	$—	$452,590,371
31

Notes to Financial Statements  - continued
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund's Portfolio of Investments, with a fair value of $1,004,549. The fair value of the fund's investment securities on loan and a related liability of $1,046,405 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business,
32

Notes to Financial Statements  - continued
the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. For the year ended May 31, 2022, custody fees were not reduced.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.
33

Notes to Financial Statements  - continued
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 5/31/22	Year ended 5/31/21
Ordinary income (including any short-term capital gains)	$27,978,081	$3,550,203
Long-term capital gains	50,808,834	8,651
Total distributions	$78,786,915	$3,558,854
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 5/31/22
Cost of investments	$405,544,189
Gross appreciation	65,637,023
Gross depreciation	(18,590,841)
Net unrealized appreciation (depreciation)	$ 47,046,182
Undistributed ordinary income	1,374,917
Undistributed long-term capital gain	17,891,176
Post-October capital loss deferral	(1,131,940)
Other temporary differences	7
Total distributable earnings (loss)	$ 65,180,342
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 5/31/22	Year ended 5/31/21
Class A	$3,214,828	$599,387
Class B	32,697	110
Class C	81,663	176
Class I	17,109,421	44,087
Class R1	27,402	142
Class R2	52,067	1,186
Class R3	282,530	10,583
Class R4	194,232	8,216
Class R6	57,792,075	2,894,967
Total	$78,786,915	$3,558,854
34

Notes to Financial Statements  - continued
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.50%
In excess of $1 billion and up to $2.5 billion	0.475%
In excess of $2.5 billion	0.45%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until September 30, 2023. For the year ended May 31, 2022, this management fee reduction amounted to $56,753, which is included in the reduction of total expenses in the Statement of Operations.
The management fee incurred for the year ended May 31, 2022 was equivalent to an annual effective rate of 0.49% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
				Classes
A	B	C	I	R1	R2	R3	R4	R6
0.84%	1.59%	1.59%	0.59%	1.59%	1.09%	0.84%	0.59%	0.55%
This written agreement will be terminated on July 31, 2022. For the year ended May 31, 2022, this reduction amounted to $405,851, which is included in the reduction of total expenses in the Statement of Operations.
Effective August 1, 2022, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
				Classes
A	B	C	I	R1	R2	R3	R4	R6
0.84%	1.59%	1.59%	0.59%	1.59%	1.09%	0.84%	0.59%	0.52%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2023.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $7,219 for the year ended May 31, 2022, as its portion of the initial sales charge on sales of Class A shares of the fund.
35

Notes to Financial Statements  - continued
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 113,970
Class B	0.75%	0.25%	1.00%	1.00%	1,723
Class C	0.75%	0.25%	1.00%	1.00%	11,024
Class R1	0.75%	0.25%	1.00%	1.00%	1,422
Class R2	0.25%	0.25%	0.50%	0.50%	1,335
Class R3	—	0.25%	0.25%	0.23%	3,762
Total Distribution and Service Fees					$133,236
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2022 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended May 31, 2022, this rebate amounted to $364 for Class R3 and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2022, were as follows:
Amount
Class A	$687
Class B	1
Class C	362
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended May 31, 2022, the fee was $4,077, which equated to 0.0010% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs
36

Notes to Financial Statements  - continued
which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2022, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $146,912.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2022 was equivalent to an annual effective rate of 0.0163% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
On June 18, 2021, MFS redeemed 5,956 shares of Class I for an aggregate amount of $60,602.
At May 31, 2022, MFS held approximately 63% of the outstanding shares of Class R1.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended May 31, 2022, this reimbursement amounted to $29,232, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended May 31, 2022, purchases and sales of investments, other than short-term obligations, aggregated $369,936,563 and $369,537,017, respectively.
37

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 5/31/22		Year ended 5/31/21
	Shares	Amount	Shares	Amount
Shares sold
Class A	1,577,326	$23,567,383	6,770,794	$93,287,331
Class B	11,501	154,841	253	3,521
Class C	239,049	3,062,382	13,059	182,208
Class I	8,351,378	123,939,516	67,402	868,050
Class R1	136	1,787	235	2,941
Class R2	3,852	49,347	10,839	128,538
Class R3	74,920	957,641	17,319	215,100
Class R4	9,169	131,044	8,396	108,320
Class R6	6,125,597	76,232,995	4,680,797	54,105,937
	16,392,928	$228,096,936	11,569,094	$148,901,946
Shares issued to shareholders in reinvestment of distributions
Class A	244,745	$3,213,505	737	$9,638
Class B	2,525	32,697	8	110
Class C	6,311	81,663	13	176
Class I	1,312,072	17,109,421	3,371	44,087
Class R1	2,115	27,402	11	142
Class R2	3,999	52,067	91	1,186
Class R3	21,666	282,530	809	10,583
Class R4	14,872	194,232	627	8,216
Class R6	4,425,121	57,792,075	220,990	2,894,967
	6,033,426	$78,785,592	226,657	$2,969,105
Shares reacquired
Class A	(8,980,754)	$(141,584,500)	(5,067,733)	$(70,014,300)
Class B	(2,848)	(36,663)	(685)	(9,648)
Class C	(8,359)	(119,910)	(3,154)	(36,078)
Class I	(1,194,563)	(16,605,615)	(126,696)	(1,581,510)
Class R1	(397)	(5,584)	(144)	(1,937)
Class R2	(542)	(6,864)	(215)	(2,748)
Class R3	(30,800)	(411,638)	(20,308)	(257,778)
Class R4	(10,157)	(142,015)	(10,982)	(143,875)
Class R6	(4,229,260)	(61,916,160)	(6,629,459)	(80,299,852)
	(14,457,680)	$(220,828,949)	(11,859,376)	$(152,347,726)
38

Notes to Financial Statements  - continued
	Year ended 5/31/22		Year ended 5/31/21
	Shares	Amount	Shares	Amount
Net change
Class A	(7,158,683)	$(114,803,612)	1,703,798	$23,282,669
Class B	11,178	150,875	(424)	(6,017)
Class C	237,001	3,024,135	9,918	146,306
Class I	8,468,887	124,443,322	(55,923)	(669,373)
Class R1	1,854	23,605	102	1,146
Class R2	7,309	94,550	10,715	126,976
Class R3	65,786	828,533	(2,180)	(32,095)
Class R4	13,884	183,261	(1,959)	(27,339)
Class R6	6,321,458	72,108,910	(1,727,672)	(23,298,948)
	7,968,674	$86,053,579	(63,625)	$(476,675)
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions.
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Lifetime 2040 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2020 Fund, and the MFS Lifetime 2060 Fund were the owners of record of approximately 12%, 10%, 9%, 8%, 8%, 5%, 3%, 3%, 2%, and 2%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2065 Fund was the owner of record of less than 1% of the value of outstanding voting shares of the fund.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended May 31, 2022, the fund’s commitment fee and interest expense were $1,685 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
39

Notes to Financial Statements  - continued
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$2,543,227	$105,293,535	$102,799,133	$—	$—	$5,037,629

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$4,491	$—
(8) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(9) Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
40

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust X and the Shareholders of MFS Blended Research Mid Cap Equity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Blended Research Mid Cap Equity Fund (the “Fund”), including the portfolio of investments, as of May 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.
41

Report of Independent Registered Public Accounting Firm – continued
Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
July 15, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.
42

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of July 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	137	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	137	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	137	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	137	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	137	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	137	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	137	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
43

Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	137	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	137	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	137	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	137	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	137	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
David L. DiLorenzo (k) (age 53)	President	July 2005	137	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	137	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	137	Massachusetts Financial Services Company, Vice President and Senior Counsel
44

Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux(k) (age 45)	Chief Compliance Officer	March 2022	137	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	137	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	137	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	137	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed
45

Trustees and Officers -continued
terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stocks
46

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its March 2022 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2021 to December 31, 2021 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively in all material respects and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
47

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2022 income tax forms in January 2023. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $60,186,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 27.99% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
48

Federal Tax Information (unaudited) - continued
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
49

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
50

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
51

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
May 31, 2022
MFS®  International Large Cap Value Fund
MKV-ANN

MFS® International Large Cap Value Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Global markets have recently been buffeted by a series of crosscurrents, including rising inflation, tighter financial conditions, the continued spread of the coronavirus (particularly in Asia), and the evolving geopolitical landscape in the wake of Russia’s invasion of Ukraine. Consequently, at a time when global growth faces multiple headwinds, central banks have been presented with the challenge of reining in rising prices without tipping economies into recession. At its June meeting, the US Federal Reserve undertook a 0.75% rate hike, its largest since 1994. Additional larger-than-normal hikes are expected in coming meetings as the Fed seeks to move policy into restrictive territory by year-end to slow the economy and dampen inflation. Richly valued, rate-sensitive growth equities have been hit particularly hard by higher interest rates, and volatility in credit markets has picked up too.
There are, however, encouraging signs for the markets. The latest wave of COVID-19 cases appears to be receding in Asia, cases outside of Asia remain well below prior peaks, and fewer are seriously ill. Meanwhile, unemployment is low and there are signs that some global supply chain bottlenecks are beginning to ease, though lingering coronavirus restrictions in China and disruptions stemming from Russia’s invasion of Ukraine could hamper these advances. Additionally, easier Chinese monetary and regulatory policies and the record pace of corporate stock buybacks are supportive elements, albeit in an otherwise turbulent investment environment.
It is important to have a deep understanding of company fundamentals during times of market transition, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
July 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure
Top ten holdings
Eni S.p.A.	3.0%
UBS AG	3.0%
Rio Tinto PLC	2.9%
BNP Paribas	2.8%
Toronto-Dominion Bank	2.7%
Iberdrola S.A.	2.6%
Willis Towers Watson PLC	2.6%
NatWest Group PLC	2.5%
Mitsubishi UFJ Financial Group, Inc.	2.4%
Vodafone Group PLC	2.3%
GICS equity sectors (g)
Financials	27.0%
Industrials	16.8%
Consumer Staples	11.0%
Information Technology	8.9%
Consumer Discretionary	6.7%
Materials	6.7%
Health Care	5.9%
Communication Services	5.6%
Energy	5.3%
Utilities	5.3%
Issuer country weightings (i)(x)
United Kingdom	24.8%
Japan	13.0%
Canada	9.0%
France	9.0%
Switzerland	8.6%
United States	8.3%
Germany	7.8%
Spain	3.8%
Italy	3.0%
Other Countries	12.7%
Currency exposure weightings (i)(y)
Euro	32.7%
British Pound Sterling	24.1%
Japanese Yen	13.0%
Canadian Dollar	8.6%
Swiss Franc	8.6%
United States Dollar	7.4%
Danish Krone	1.5%
South Korean Won	1.2%
Taiwan Dollar	0.9%
Other Currencies	2.1%

2

Portfolio Composition - continued
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of May 31, 2022.
The portfolio is actively managed and current holdings may be different.
3

Management Review
Summary of Results
For the twelve months ended May 31, 2022, Class A shares of the MFS International Large Cap Value Fund (fund) provided a total return of -6.16%, at net asset value. This compares with a return of -4.46% for the fund’s benchmark, the MSCI EAFE Value Index (net div).
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, have kept supply chains stretched for longer than expected. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns from goods to services, straining already tight labor markets in most developed economies. As a result of Russia’s invasion of Ukraine, geopolitical considerations such as sanctions and trade bans have resulted in additional supply chain tumult and soaring global energy prices. Taken together, these factors have contributed to significant upticks in market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on corralling inflation, although investors expected varying degrees of action from the central banks. The Fed was expected to be the most hawkish developed market central bank and the European Central Bank less so, given the growth-deleting effects on Europe's economy stemming from the invasion.
Against an environment of rising labor and raw materials prices, higher interest rates and waning fiscal and monetary stimulus, investor anxiety increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that a few supply chain bottlenecks (particularly semiconductors) may be easing, low levels of unemployment across developed markets and loosening coronavirus restrictions were supportive factors for the macroeconomic backdrop.
Detractors from Performance
The fund’s underweight position and, to a lesser extent, stock selection within the energy sector detracted from performance relative to the MSCI EAFE Value Index. Within this sector, not owning shares of global energy and petrochemicals company Shell (United Kingdom) and integrated oil company Total (France), and the fund’s underweight position in integrated oil company BP(h) (United Kingdom), held back relative results. The share price of Shell advanced on the back of strong performance in its integrated gas segment and better-than-anticipated operating profit growth, particularly within its Exploration & Production segment. Management also highlighted its commitment to capital discipline with steady cash capital expenses that appeared to have further swayed investors' sentiment.
4

Management Review - continued
Stock selection in the consumer discretionary sector also weakened relative results, led by the fund’s overweight positions in automotive lighting systems manufacturer Koito Manufacturing (Japan) and soft rubber products, rubberized fabrics, and solid tires producer Continental (Germany), and its holdings of sportswear and sports equipment manufacturer Adidas(b) (Germany). The share price of Koito Manufacturing declined after management reported softer-than-anticipated operating profit growth, driven by higher raw materials prices. Additionally, the slower uptake of LED headlamps over the medium term, and delays in the uptake of adaptive driving beam (ADB) technology in the US, due to stricter regulations, further weighed on the stock.
An overweight position in the information technology sector further detracted from relative results, led by the fund's position in telecommunications equipment provider Ericsson Telephone(b) (Sweden). The share price of Ericsson Telephone came under pressure following a new disclosure regarding the Foreign Corrupt Practices Act, where internal investigations uncovered breaches of its compliance rules in Iraq dating back to 2018.
Stocks in other sectors that were among the fund’s top relative detractors included its overweight position in chemical products company Henkel (Germany), not owning shares of mining giant BHP Group (Australia), and its holdings of advisory and brokerage services provider Willis Tower Watson(b).
Contributors to Performance
Stock selection in the financials sector contributed to the fund’s relative performance. Within this sector, an overweight position in investment management and banking firm UBS (Switzerland), and the fund's holdings of commercial and personal insurance services provider Chubb(b) and financial services provider Toronto Dominion Bank(b) (Canada), helped relative returns. The share price of UBS advanced following better-than-expected net profit results, driven by strong performance in its asset management and investment banking business segments.
An underweight position in the real estate sector also supported relative results. There were no individual stocks within this sector, either in the fund or in the benchmark, that were among the fund's largest relative contributors during the reporting period.
Elsewhere, the fund's positions in pharmaceutical company Novo Nordisk(b) (Denmark), integrated energy company Suncor Energy(b) (Canada) and information solutions provider RELX Group(b) (United Kingdom) bolstered relative performance. The share price of Novo Nordisk advanced following strong performance in its diabetes care segment, in particular its GLP-1 drugs for treating Type 2 diabetes. Additionally, management raised its outlook for sales growth and operating profit, which further supported the stock. The fund’s overweight position in oil and gas production company ENI (Italy), and not owning shares of technology investment firm Softbank (Japan), mail and logistics services provider Deutsche Post (Germany) and electricity and gas distributor Enel (Italy), further aided relative results. The share price of ENI appreciated throughout the period, owing to stronger-than-anticipated performance in its upstream business, robust free cash flow generation and ongoing capital discipline.
5

Management Review - continued
During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund's and the benchmark's exposures to holdings of securities denominated in foreign currencies, was another contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.
Respectfully,
Portfolio Manager(s)
Steven Gorham and David Shindler
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
6

Performance Summary THROUGH 5/31/22
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment (t)
7

Performance Summary  - continued
Total Returns through 5/31/22
Average annual without sales charge
Share Class	Class Inception Date	1-yr	Life (t)
A	6/30/20	(6.16)%	14.31%
C	6/30/20	(6.87)%	13.40%
I	6/30/20	(5.95)%	14.58%
R1	6/30/20	(6.90)%	13.38%
R2	6/30/20	(6.42)%	13.91%
R3	6/30/20	(6.18)%	14.29%
R4	6/30/20	(5.94)%	14.67%
R6	6/30/20	(5.86)%	14.64%
Comparative benchmark(s)

MSCI EAFE Value Index (net div) (f)	(4.46)%	15.04%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	(11.55)%	10.83%
C With CDSC (1% for 12 months) (v)	(7.77)%	13.40%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
MSCI EAFE (Europe, Australasia, Far East) Value Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance for value securities in the developed markets, excluding the U.S. and Canada.
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.
8

Performance Summary  - continued
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
9

Expense Table
Fund expenses borne by the shareholders during the period,
December 1, 2021 through May 31, 2022
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2021 through May 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
10

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/21	Ending Account Value 5/31/22	Expenses Paid During Period (p) 12/01/21-5/31/22
A	Actual	0.98%	$1,000.00	$986.61	$4.85
	Hypothetical (h)	0.98%	$1,000.00	$1,020.04	$4.94
C	Actual	1.74%	$1,000.00	$982.30	$8.60
	Hypothetical (h)	1.74%	$1,000.00	$1,016.26	$8.75
I	Actual	0.73%	$1,000.00	$987.24	$3.62
	Hypothetical (h)	0.73%	$1,000.00	$1,021.29	$3.68
R1	Actual	1.74%	$1,000.00	$982.00	$8.60
	Hypothetical (h)	1.74%	$1,000.00	$1,016.26	$8.75
R2	Actual	1.24%	$1,000.00	$984.62	$6.14
	Hypothetical (h)	1.24%	$1,000.00	$1,018.75	$6.24
R3	Actual	0.99%	$1,000.00	$986.32	$4.90
	Hypothetical (h)	0.99%	$1,000.00	$1,020.00	$4.99
R4	Actual	0.74%	$1,000.00	$987.25	$3.67
	Hypothetical (h)	0.74%	$1,000.00	$1,021.24	$3.73
R6	Actual	0.65%	$1,000.00	$988.16	$3.22
	Hypothetical (h)	0.65%	$1,000.00	$1,021.69	$3.28
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
11

Portfolio of Investments
5/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 97.4%
Aerospace & Defense – 1.9%
BAE Systems PLC	3,891,329	$ 37,070,185
Dassault Aviation S.A.	247,441	41,891,473
Safran S.A.	284,565	29,403,871
		$ 108,365,529
Airlines – 1.0%
Ryanair Holdings PLC, ADR (a)	674,390	$ 58,806,808
Alcoholic Beverages – 1.1%
Diageo PLC	1,011,334	$ 46,833,538
Kirin Holdings Co. Ltd. (l)	1,026,300	15,857,761
		$ 62,691,299
Apparel Manufacturers – 2.6%
Adidas AG	168,279	$ 33,323,791
Burberry Group PLC	1,141,679	24,643,727
Compagnie Financiere Richemont S.A.	595,352	66,008,846
Gildan Activewear, Inc.	418,334	13,176,603
LVMH Moet Hennessy Louis Vuitton SE	21,559	13,821,994
		$ 150,974,961
Automotive – 3.2%
Aptiv PLC (a)	254,949	$ 27,085,782
Compagnie Generale des Etablissements Michelin SCA	192,557	25,064,747
Continental AG	831,269	63,610,902
Koito Manufacturing Co. Ltd.	1,148,500	41,867,796
Magna International, Inc. (l)	362,690	23,545,835
		$ 181,175,062
Brokerage & Asset Managers – 2.2%
Deutsche Boerse AG	506,492	$ 84,960,076
IG Group Holdings PLC	4,924,780	44,401,893
		$ 129,361,969
Business Services – 3.8%
Capgemini	389,344	$ 75,445,436
CGI, Inc. (a)	661,726	56,538,506
Electrocomponents PLC	4,274,008	52,160,286
Secom Co. Ltd.	558,900	36,889,527
		$ 221,033,755
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software – 0.3%
SAP SE	189,815	$ 18,908,365
Computer Software - Systems – 4.8%
Amadeus IT Group S.A. (a)	1,102,074	$ 68,432,329
Fujitsu Ltd.	490,600	73,466,392
Hitachi Ltd.	1,313,100	68,595,157
Samsung Electronics Co. Ltd.	1,252,907	68,255,683
		$ 278,749,561
Construction – 0.7%
Techtronic Industries Co. Ltd.	3,074,500	$ 39,878,756
Consumer Products – 1.5%
Kao Corp.	326,300	$ 13,135,886
Reckitt Benckiser Group PLC	961,849	74,394,152
		$ 87,530,038
Electrical Equipment – 2.1%
Schneider Electric SE	888,163	$ 123,038,013
Electronics – 2.0%
Kyocera Corp.	656,800	$ 36,949,394
NXP Semiconductors N.V.	157,405	29,869,173
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	525,469	50,077,196
		$ 116,895,763
Energy - Independent – 0.8%
Woodside Energy Group Ltd.	2,139,600	$ 45,508,100
Energy - Integrated – 4.5%
Eni S.p.A.	11,479,187	$ 174,968,787
Galp Energia SGPS S.A., “B”	2,772,151	36,486,284
Suncor Energy, Inc.	1,165,270	46,883,496
		$ 258,338,567
Food & Beverages – 1.6%
Danone S.A.	759,116	$ 44,602,158
Nestle S.A.	381,105	46,485,910
		$ 91,088,068
Food & Drug Stores – 1.3%
Tesco PLC	23,094,076	$ 75,371,189
General Merchandise – 0.6%
B&M European Value Retail S.A.	7,061,666	$ 34,677,086
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Insurance – 6.1%
Chubb Ltd.	269,779	$ 57,001,605
Manulife Financial Corp.	3,435,415	63,637,407
St. James's Place PLC	5,125,718	83,578,389
Willis Towers Watson PLC	701,289	148,021,069
		$ 352,238,470
Leisure & Toys – 0.4%
Nintendo Co. Ltd.	49,200	$ 21,898,695
Machinery & Tools – 4.0%
Aalberts Industries N.V.	740,757	$ 36,755,978
Daikin Industries Ltd.	382,200	61,125,488
SMC Corp.	116,200	59,808,976
Toyota Industries Corp.	367,200	23,556,307
Weir Group PLC	2,429,024	48,621,017
		$ 229,867,766
Major Banks – 16.5%
Bank of Ireland Group PLC	10,178,472	$ 68,818,868
Barclays PLC	50,821,105	108,265,474
BNP Paribas	2,845,619	162,246,498
Mitsubishi UFJ Financial Group, Inc.	23,878,900	135,351,174
NatWest Group PLC	50,313,959	144,680,214
Toronto-Dominion Bank	2,068,180	158,050,582
UBS AG	9,214,331	173,345,082
		$ 950,757,892
Medical & Health Technology & Services – 0.3%
ICON PLC (a)	81,410	$ 18,218,744
Metals & Mining – 4.1%
Glencore PLC	10,875,508	$ 71,549,772
Rio Tinto PLC	2,264,622	164,084,886
		$ 235,634,658
Network & Telecom – 0.6%
LM Ericsson Telephone Co., “B”	4,062,827	$ 32,944,595
Other Banks & Diversified Financials – 2.1%
AIB Group PLC	10,217,298	$ 27,421,951
Julius Baer Group Ltd.	1,012,999	52,012,303
KBC Group N.V.	621,260	38,750,008
		$ 118,184,262
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Pharmaceuticals – 5.6%
Bayer AG	1,112,926	$ 79,548,567
Novartis AG	518,875	46,986,533
Novo Nordisk A.S., “B”	765,882	84,845,648
Roche Holding AG	322,349	109,690,068
		$ 321,070,816
Printing & Publishing – 2.4%
RELX PLC	1,273,556	$ 36,477,591
Wolters Kluwer N.V.	1,008,363	99,744,140
		$ 136,221,731
Railroad & Shipping – 2.0%
Canadian Pacific Railway Ltd.	1,604,383	$ 114,476,472
Restaurants – 0.4%
Yum China Holdings, Inc.	477,791	$ 21,720,379
Specialty Chemicals – 2.7%
Linde PLC	361,652	$ 117,019,004
Nitto Denko Corp.	490,600	35,488,129
		$ 152,507,133
Telecommunications - Wireless – 4.5%
KDDI Corp.	3,574,300	$ 124,552,839
Vodafone Group PLC	81,493,853	134,093,130
		$ 258,645,969
Telephone Services – 0.7%
Quebecor, Inc., “B” (l)	1,868,121	$ 42,388,483
Tobacco – 3.7%
British American Tobacco PLC	1,081,391	$ 47,720,381
Imperial Brands PLC	4,854,445	109,526,428
Philip Morris International, Inc.	520,987	55,354,869
		$ 212,601,678
Utilities - Electric Power – 5.3%
E.ON SE	6,338,167	$ 64,532,353
Iberdrola S.A.	12,784,261	151,450,337
National Grid PLC	5,849,437	86,312,953
		$ 302,295,643
Total Common Stocks (Identified Cost, $4,994,632,275)		$ 5,604,066,275
15

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Preferred Stocks – 1.8%
Consumer Products – 1.8%
Henkel AG & Co. KGaA (Identified Cost, $141,583,020)	1,498,635	$ 102,484,358
Investment Companies (h) – 0.3%
Money Market Funds – 0.3%
MFS Institutional Money Market Portfolio, 0.64% (v) (Identified Cost, $17,441,567)	17,441,567	$ 17,441,567
Collateral for Securities Loaned – 0.2%
JPMorgan U.S. Government Money Market Fund – Class IM Shares, 0.8% (j) (Identified Cost, $10,408,639)	10,408,639	$ 10,408,639

Other Assets, Less Liabilities – 0.3%		16,439,753
Net Assets – 100.0%		$ 5,750,840,592

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $17,441,567 and $5,716,959,272, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
See Notes to Financial Statements
16

Financial Statements
Statement of Assets and Liabilities
At 5/31/22
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value, including $15,338,819 of securities on loan (identified cost, $5,146,623,934)	$5,716,959,272
Investments in affiliated issuers, at value (identified cost, $17,441,567)	17,441,567
Cash	17,042
Foreign currency, at value (identified cost, $4,779,369)	4,776,802
Receivables for
Fund shares sold	55,050
Interest and dividends	31,358,689
Receivable from investment adviser	108,853
Other assets	9,716
Total assets	$5,770,726,991
Liabilities
Payables for
Investments purchased	$4,914,374
Fund shares reacquired	4,167,331
Collateral for securities loaned, at value (c)	10,408,639
Payable to affiliates
Administrative services fee	9,896
Shareholder servicing costs	4,046
Distribution and service fees	274
Payable for independent Trustees' compensation	12
Accrued expenses and other liabilities	381,827
Total liabilities	$19,886,399
Net assets	$5,750,840,592
Net assets consist of
Paid-in capital	$5,072,908,388
Total distributable earnings (loss)	677,932,204
Net assets	$5,750,840,592
Shares of beneficial interest outstanding	462,420,857

(c)	Non-cash collateral is not included.
17

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$2,955,952	238,248	$12.41
Class C	1,110,777	90,082	12.33
Class I	18,972,384	1,525,761	12.43
Class R1	85,014	6,876	12.36
Class R2	86,066	6,933	12.41
Class R3	86,596	6,966	12.43
Class R4	87,128	6,997	12.45
Class R6	5,727,456,675	460,538,994	12.44

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $13.17 [100 / 94.25 x $12.41]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
18

Financial Statements
Statement of Operations
Year ended 5/31/22
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$214,772,583
Income on securities loaned	181,831
Dividends from affiliated issuers	34,069
Other	367
Interest	8
Foreign taxes withheld	(17,603,811)
Total investment income	$197,385,047
Expenses
Management fee	$44,982,731
Distribution and service fees	12,120
Shareholder servicing costs	12,186
Administrative services fee	595,937
Independent Trustees' compensation	77,481
Custodian fee	814,190
Shareholder communications	6,470
Audit and tax fees	57,848
Legal fees	33,787
Miscellaneous	265,214
Total expenses	$46,857,964
Fees paid indirectly	(300)
Reduction of expenses by investment adviser	(4,896,317)
Net expenses	$41,961,347
Net investment income (loss)	$155,423,700
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$80,578,504
Foreign currency	(1,714,629)
Net realized gain (loss)	$78,863,875
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(581,550,582)
Translation of assets and liabilities in foreign currencies	(815,036)
Net unrealized gain (loss)	$(582,365,618)
Net realized and unrealized gain (loss)	$(503,501,743)
Change in net assets from operations	$(348,078,043)
See Notes to Financial Statements
19

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended	Year ended
	5/31/22	5/31/21 (c)
Change in net assets
From operations
Net investment income (loss)	$155,423,700	$98,612,567
Net realized gain (loss)	78,863,875	55,978,830
Net unrealized gain (loss)	(582,365,618)	1,152,037,615
Change in net assets from operations	$(348,078,043)	$1,306,629,012
Total distributions to shareholders	$(252,705,889)	$(22,826,639)
Change in net assets from fund share transactions	$546,188,105	$4,521,634,046
Total change in net assets	$(54,595,827)	$5,805,436,419
Net assets
At beginning of period	5,805,436,419	—
At end of period	$5,750,840,592	$5,805,436,419

(c)	For the period from the commencement of the fund’s investment operations, June 30, 2020, through the stated period end.
See Notes to Financial Statements
20

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	5/31/22	5/31/21(c)
Net asset value, beginning of period	$13.66	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.35	$0.29
Net realized and unrealized gain (loss)	(1.11)	3.42
Total from investment operations	$(0.76)	$3.71
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.05)
From net realized gain	(0.22)	(0.00)(w)
Total distributions declared to shareholders	$(0.49)	$(0.05)
Net asset value, end of period (x)	$12.41	$13.66
Total return (%) (r)(s)(t)(x)	(5.74)	37.16(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.04	1.04(a)
Expenses after expense reductions (f)	0.96	0.93(a)
Net investment income (loss)	2.72	2.61(a)
Portfolio turnover	24	18(n)
Net assets at end of period (000 omitted)	$2,956	$1,187
See Notes to Financial Statements
21

Financial Highlights – continued
Class C	Year ended
	5/31/22	5/31/21(c)
Net asset value, beginning of period	$13.61	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.16
Net realized and unrealized gain (loss)	(1.08)	3.45
Total from investment operations	$(0.86)	$3.61
Less distributions declared to shareholders
From net investment income	$(0.20)	$—
From net realized gain	(0.22)	(0.00)(w)
Total distributions declared to shareholders	$(0.42)	$(0.00)(w)
Net asset value, end of period (x)	$12.33	$13.61
Total return (%) (r)(s)(t)(x)	(6.46)	36.11(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.78	1.81(a)
Expenses after expense reductions (f)	1.71	1.68(a)
Net investment income (loss)	1.69	1.49(a)
Portfolio turnover	24	18(n)
Net assets at end of period (000 omitted)	$1,111	$636

Class I	Year ended
	5/31/22	5/31/21(c)
Net asset value, beginning of period	$13.69	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.41	$0.31
Net realized and unrealized gain (loss)	(1.16)	3.44
Total from investment operations	$(0.75)	$3.75
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.06)
From net realized gain	(0.22)	(0.00)(w)
Total distributions declared to shareholders	$(0.51)	$(0.06)
Net asset value, end of period (x)	$12.43	$13.69
Total return (%) (r)(s)(t)(x)	(5.60)	37.58(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	0.79(a)
Expenses after expense reductions (f)	0.71	0.68(a)
Net investment income (loss)	3.15	2.82(a)
Portfolio turnover	24	18(n)
Net assets at end of period (000 omitted)	$18,972	$2,775
See Notes to Financial Statements
22

Financial Highlights – continued
Class R1	Year ended
	5/31/22	5/31/21(c)
Net asset value, beginning of period	$13.61	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.19	$0.09
Net realized and unrealized gain (loss)	(1.06)	3.52
Total from investment operations	$(0.87)	$3.61
Less distributions declared to shareholders
From net investment income	$(0.16)	$—
From net realized gain	(0.22)	(0.00)(w)
Total distributions declared to shareholders	$(0.38)	$(0.00)(w)
Net asset value, end of period (x)	$12.36	$13.61
Total return (%) (r)(s)(t)(x)	(6.49)	36.11(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.78	1.83(a)
Expenses after expense reductions (f)	1.71	1.68(a)
Net investment income (loss)	1.43	0.85(a)
Portfolio turnover	24	18(n)
Net assets at end of period (000 omitted)	$85	$91

Class R2	Year ended
	5/31/22	5/31/21(c)
Net asset value, beginning of period	$13.66	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.14
Net realized and unrealized gain (loss)	(1.05)	3.52
Total from investment operations	$(0.80)	$3.66
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.00)(w)
From net realized gain	(0.22)	(0.00)(w)
Total distributions declared to shareholders	$(0.45)	$(0.00)(w)
Net asset value, end of period (x)	$12.41	$13.66
Total return (%) (r)(s)(t)(x)	(6.01)	36.63(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.28	1.33(a)
Expenses after expense reductions (f)	1.21	1.18(a)
Net investment income (loss)	1.94	1.36(a)
Portfolio turnover	24	18(n)
Net assets at end of period (000 omitted)	$86	$92
See Notes to Financial Statements
23

Financial Highlights – continued
Class R3	Year ended
	5/31/22	5/31/21(c)
Net asset value, beginning of period	$13.68	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.17
Net realized and unrealized gain (loss)	(1.06)	3.54
Total from investment operations	$(0.77)	$3.71
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.03)
From net realized gain	(0.22)	(0.00)(w)
Total distributions declared to shareholders	$(0.48)	$(0.03)
Net asset value, end of period (x)	$12.43	$13.68
Total return (%) (r)(s)(t)(x)	(5.77)	37.15(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.03	1.08(a)
Expenses after expense reductions (f)	0.96	0.93(a)
Net investment income (loss)	2.19	1.61(a)
Portfolio turnover	24	18(n)
Net assets at end of period (000 omitted)	$87	$92

Class R4	Year ended
	5/31/22	5/31/21(c)
Net asset value, beginning of period	$13.70	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.19
Net realized and unrealized gain (loss)	(1.06)	3.57
Total from investment operations	$(0.74)	$3.76
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.06)
From net realized gain	(0.22)	(0.00)(w)
Total distributions declared to shareholders	$(0.51)	$(0.06)
Net asset value, end of period (x)	$12.45	$13.70
Total return (%) (r)(s)(t)(x)	(5.53)	37.67(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.78	0.83(a)
Expenses after expense reductions (f)	0.71	0.68(a)
Net investment income (loss)	2.44	1.86(a)
Portfolio turnover	24	18(n)
Net assets at end of period (000 omitted)	$87	$92
See Notes to Financial Statements
24

Financial Highlights – continued
Class R6	Year ended
	5/31/22	5/31/21(c)
Net asset value, beginning of period	$13.68	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.30
Net realized and unrealized gain (loss)	(1.04)	3.44
Total from investment operations	$(0.72)	$3.74
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.06)
From net realized gain	(0.22)	(0.00)(w)
Total distributions declared to shareholders	$(0.52)	$(0.06)
Net asset value, end of period (x)	$12.44	$13.68
Total return (%) (r)(s)(t)(x)	(5.45)	37.49(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.74	0.78(a)
Expenses after expense reductions (f)	0.66	0.67(a)
Net investment income (loss)	2.45	2.74(a)
Portfolio turnover	24	18(n)
Net assets at end of period (000 omitted)	$5,727,457	$5,800,471

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, June 30, 2020, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
25

Notes to Financial Statements
(1) Business and Organization
MFS International Large Cap Value Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The
26

Notes to Financial Statements  - continued
values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2022 in valuing the fund's assets and liabilities:
27

Notes to Financial Statements  - continued
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United Kingdom	$1,424,462,291	$—	$—	$1,424,462,291
Japan	365,388,697	383,154,824	—	748,543,521
Canada	518,697,384	—	—	518,697,384
France	515,514,190	—	—	515,514,190
Switzerland	494,528,742	—	—	494,528,742
Germany	447,368,412	—	—	447,368,412
United States	434,351,502	—	—	434,351,502
Spain	219,882,666	—	—	219,882,666
Italy	174,968,787	—	—	174,968,787
Other Countries	642,846,282	85,386,856	—	728,233,138
Mutual Funds	27,850,206	—	—	27,850,206
Total	$5,265,859,159	$468,541,680	$—	$5,734,400,839
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities
28

Notes to Financial Statements  - continued
in the fund’s Portfolio of Investments, with a fair value of $15,338,819. The fair value of the fund’s investment securities on loan and a related liability of $10,408,639 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $5,690,663 held by the lending agent. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended May 31, 2022, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the
29

Notes to Financial Statements  - continued
applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 5/31/22	Year ended 5/31/21 (c)
Ordinary income (including any short-term capital gains)	$224,222,247	$22,826,639
Long-term capital gains	28,483,642	—
Total distributions	$252,705,889	$22,826,639

(c)	For the period from the commencement of the fund’s investment operations, June 30, 2020, through the stated period end.
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 5/31/22
Cost of investments	$5,179,589,909
Gross appreciation	815,509,081
Gross depreciation	(260,698,151)
Net unrealized appreciation (depreciation)	$ 554,810,930
Undistributed ordinary income	70,635,396
Undistributed long-term capital gain	54,539,676
Other temporary differences	(2,053,798)
Total distributable earnings (loss)	$ 677,932,204
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class C shares will convert to Class A shares
30

Notes to Financial Statements  - continued
approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 5/31/22	Year ended 5/31/21(c)
Class A	$44,809	$1,936
Class C	20,642	5
Class I	262,931	7,461
Class R1	2,590	5
Class R2	3,035	18
Class R3	3,262	203
Class R4	3,491	389
Class R6	252,365,129	22,816,622
Total	$252,705,889	$22,826,639

(c)	For the period from the commencement of the fund’s investment operations, June 30, 2020, through the stated period end.
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $2.5 billion	0.75%
In excess of $2.5 billion and up to $5 billion	0.70%
In excess of $5 billion and up to $10 billion	0.65%
In excess of $10 billion and up to $20 billion	0.62%
In excess of $20 billion	0.60%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until September 30, 2023. For the year ended May 31, 2022, this management fee reduction amounted to $863,177, which is included in the reduction of total expenses in the Statement of Operations.
The management fee incurred for the year ended May 31, 2022 was equivalent to an annual effective rate of 0.70% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and
31

Notes to Financial Statements  - continued
closing agreement expenses), and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
			Classes
A	C	I	R1	R2	R3	R4	R6
0.96%	1.71%	0.71%	1.71%	1.21%	0.96%	0.71%	0.67%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2023. For the year ended May 31, 2022, this reduction amounted to $4,033,140, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $632 for the year ended May 31, 2022, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 3,844
Class C	0.75%	0.25%	1.00%	1.00%	6,717
Class R1	0.75%	0.25%	1.00%	1.00%	887
Class R2	0.25%	0.25%	0.50%	0.50%	447
Class R3	—	0.25%	0.25%	0.25%	225
Total Distribution and Service Fees					$12,120
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2022 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. There were no service fee rebates for the year ended May 31, 2022.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. There were no contingent deferred sales charges imposed during the year ended May 31, 2022.
32

Notes to Financial Statements  - continued
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended May 31, 2022, the fee was $922, which equated to 0.00001% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2022, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $11,264.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2022 was equivalent to an annual effective rate of 0.0094% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
On June 29, 2020, MFS purchased 185,000 shares of Class R6 and 5,000 shares each of Class A, Class C, Class I, Class R1, Class R2, Class R3, and Class R4 for an aggregate amount of $2,200,000 as an initial investment in the fund.
On July 14, 2020, MFS purchased 25,218 shares each of Class A, Class C, Class R1, Class R2, and Class R3, and 25,193 shares each of Class I and Class R4 for an aggregate amount of $1,820,000.
On July 14, 2020, MFS redeemed 176,528 shares of Class R6 for an aggregate amount of $1,820,000.
On September 9, 2020, MFS redeemed 23,541 shares each of Class C and Class R1, 23,496 shares each of Class I and Class R4, and 23,518 shares each of Class R2 and Class R3 for an aggregate amount of $1,500,000.
On June 18, 2021, MFS redeemed 6,729 shares of Class I for an aggregate amount of $89,024.
At May 31, 2022, MFS held 100% of the outstanding shares each of Class R1, Class R2, Class R3, and Class R4.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to
33

Notes to Financial Statements  - continued
ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended May 31, 2022, the fund engaged in sale transactions pursuant to this policy, which amounted to $5,348,922. The sales transactions resulted in net realized gains (losses) of $87,013.
(4) Portfolio Securities
For the year ended May 31, 2022, purchases and sales of investments, other than short-term obligations, aggregated $1,999,551,169 and $1,497,303,749, respectively.
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 5/31/22		Year ended 5/31/21 (c)
	Shares	Amount	Shares	Amount
Shares sold
Class A	193,779	$2,446,410	87,104	$1,024,100
Class C	49,421	593,169	71,033	848,052
Class I	2,181,127	28,793,466	229,684	2,607,596
Class R1	—	—	30,218	310,006
Class R2	—	—	30,218	309,999
Class R3	—	—	30,218	310,000
Class R4	—	—	30,193	310,000
Class R6	70,081,025	936,904,478	425,699,919	4,541,501,282
	72,505,352	$968,737,523	426,208,587	$4,547,221,035
Shares issued to shareholders in reinvestment of distributions
Class A	3,428	$44,809	164	$1,936
Class C	1,583	20,642	1	5
Class I	20,102	262,931	633	7,461
Class R1	198	2,590	—	—
Class R2	232	3,035	2	18
Class R3	249	3,262	17	203
Class R4	267	3,491	33	389
Class R6	19,293,970	252,365,129	1,936,895	22,816,622
	19,320,029	$252,705,889	1,937,745	$22,826,634
34

Notes to Financial Statements  - continued
	Year ended 5/31/22		Year ended 5/31/21 (c)
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(45,874)	$(591,474)	(353)	$(4,403)
Class C	(7,648)	(92,261)	(24,308)	(260,209)
Class I	(878,234)	(11,620,858)	(27,551)	(305,479)
Class R1	—	—	(23,541)	(250,000)
Class R2	—	—	(23,518)	(250,000)
Class R3	—	—	(23,518)	(250,000)
Class R4	—	—	(23,496)	(250,000)
Class R6	(52,799,127)	(662,950,714)	(3,673,688)	(46,843,532)
	(53,730,883)	$(675,255,307)	(3,819,973)	$(48,413,623)
Net change
Class A	151,333	$1,899,745	86,915	$1,021,633
Class C	43,356	521,550	46,726	587,848
Class I	1,322,995	17,435,539	202,766	2,309,578
Class R1	198	2,590	6,677	60,006
Class R2	232	3,035	6,702	60,017
Class R3	249	3,262	6,717	60,203
Class R4	267	3,491	6,730	60,389
Class R6	36,575,868	526,318,893	423,963,126	4,517,474,372
	38,094,498	$546,188,105	424,326,359	$4,521,634,046

(c)	For the period from the commencement of the fund’s investment operations, June 30, 2020, through the stated period end.
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 90%, 3%, 2%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund
35

Notes to Financial Statements  - continued
and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended May 31, 2022, the fund’s commitment fee and interest expense were $22,553 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$65,730,231	$1,070,247,786	$1,118,536,450	$—	$—	$17,441,567

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$34,069	$—
(8) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
36

Notes to Financial Statements  - continued
(9) Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
37

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS International Large Cap Value Fund and the
Board of Trustees of MFS Series Trust X:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS International Large Cap Value Fund (the “Fund”) (one of the funds constituting MFS Series Trust X (the “Trust”)), including the portfolio of investments, as of May 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended May 31, 2022 and the period from June 30, 2020 (commencement of operations) through May 31, 2021 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust X) at May 31, 2022, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year ended May 31, 2022 and the period from June 30, 2020 (commencement of operations) through May 31, 2021, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
38

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
July 15, 2022
39

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of July 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	137	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	137	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	137	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	137	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	137	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	137	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	137	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
40

Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	137	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	137	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	137	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	137	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	137	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
David L. DiLorenzo (k) (age 53)	President	July 2005	137	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	137	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	137	Massachusetts Financial Services Company, Vice President and Senior Counsel
41

Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux(k) (age 45)	Chief Compliance Officer	March 2022	137	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	137	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	137	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	137	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed
42

Trustees and Officers -continued
terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Steven Gorham David Shindler
43

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its March 2022 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2021 to December 31, 2021 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively in all material respects and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
44

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2022 income tax forms in January 2023. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $36,986,000 as capital gain dividends paid during the fiscal year.
Income derived from foreign sources was $211,855,849. The fund intends to pass through foreign tax credits of $17,263,670 for the fiscal year.
45

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
46

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
47

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CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Item 1(b):

Not applicable

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended May 31, 2022 and 2021, audit fees billed to each Fund by Deloitte and E&Y were as follows:

	Audit Fees
	2022	2021
Fees billed by Deloitte:
MFS Blended Research Growth Equity Fund	50,643	48,089
MFS Blended Research Mid Cap Equity Fund	49,664	47,161
MFS Blended Research Small Cap Equity Fund	52,346	49,705
MFS Blended Research Value Equity Fund	50,643	48,089
MFS International Diversification Fund	32,303	30,689

Total	235,599	223,733

	Audit Fees
	2022	2021
Fees billed by E&Y:
MFS Aggressive Growth Allocation Fund	32,916	30,796
MFS Conservative Allocation Fund	32,916	30,796
MFS Emerging Markets Equity Fund	59,511	56,503
MFS Growth Allocation Fund	32,916	30,796
MFS International Growth Fund	59,638	56,624
MFS International Intrinsic Value Fund	59,638	56,624
MFS International Large Cap Value Fund	42,050	28,300
MFS Managed Wealth Fund	38,823	36,875
MFS Moderate Allocation Fund	32,916	30,796

Total	391,324	358,110

For the fiscal years ended May 31, 2022 and 2021, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2022	2021	2022	2021	2022	2021
Fees billed by Deloitte:
To MFS Blended Research Growth Equity Fund	0	0	400	7,622	0	0
To MFS Blended Research Mid Cap Equity Fund	0	0	400	7,515	0	0
To MFS Blended Research Small Cap Equity Fund	0	0	400	7,622	0	0
To MFS Blended Research Value Equity Fund	0	0	400	7,622	0	0
To MFS International Diversification Fund	0	0	400	8,248	0	0
Total fees billed by Deloitte To above Funds:	0	0	2,000	38,629	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2022	2021	2022	2021	2022	2021[5]
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Blended Research Growth Equity Fund*	0	0	0	0	3,790	5,390
To MFS and MFS Related Entities of MFS Blended Research Mid Cap Equity Fund*	0	0	0	0	3,790	5,390
To MFS and MFS Related Entities of MFS Blended Research Small Cap Equity Fund*	0	0	0	0	3,790	5,390
To MFS and MFS Related Entities of MFS Blended Research Value Equity Fund*	0	0	0	0	3,790	5,390
To MFS and MFS Related Entities of MFS International Diversification Fund*	0	0	0	0	3,790	5,390

	Aggregate fees for non-audit services
	2022	2021[5]
Fees billed by Deloitte:
To MFS Blended Research Growth Equity Fund, MFS and MFS Related Entities#	4,190	556,762
To MFS Blended Research Mid Cap Equity Fund, MFS and MFS Related Entities#	4,190	556,655
To MFS Blended Research Small Cap Equity Fund, MFS and MFS Related Entities#	4,190	556,762
To MFS Blended Research Value Equity Fund, MFS and MFS Related Entities#	4,190	556,762
To MFS International Diversification Fund, MFS and MFS Related Entities#	4,190	557,388

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2022	2021	2022	2021	2022	2021
Fees billed by E&Y:
To MFS Aggressive Growth Allocation Fund	0	0	0	5,575	933	1,469
To MFS Conservative Allocation Fund	0	0	0	5,575	1,246	1,762
To MFS Emerging Markets Equity Fund	0	0	666	10,790	1,780	1,964
To MFS Growth Allocation Fund	0	0	0	5,575	1,681	2,249
To MFS International Growth Fund	0	0	666	10,790	3,093	3,691
To MFS International Intrinsic Value Fund	0	0	666	10,790	6,247	7,916
To MFS International Large Cap Value Fund	0	0	666	13,567	1,531	1,476
To MFS Managed Wealth Fund	0	0	255	8,475	483	2,964
To MFS Moderate Allocation Fund	0	0	0	5,575	1,788	2,376
Total fees billed by E&Y To above Funds:	0	0	2,919	76,712	18,782	25,867

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2022	2021	2022	2021	2022	2021[5]
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Aggressive Growth Allocation Fund*	1,275,053	1,771,127	0	0	108,250	110,620
To MFS and MFS Related Entities of MFS Conservative Allocation Fund*	1,275,053	1,771,127	0	0	108,250	110,620
To MFS and MFS Related Entities of MFS Emerging Markets Equity Fund*	1,275,053	1,771,127	0	0	108,250	110,620
To MFS and MFS Related Entities of MFS Growth Allocation Fund*	1,275,053	1,771,127	0	0	108,250	110,620
To MFS and MFS Related Entities of MFS International Growth Fund*	1,275,053	1,771,127	0	0	108,250	110,620
To MFS and MFS Related Entities of MFS International Intrinsic Value Fund*	1,275,053	1,771,127	0	0	108,250	110,620
To MFS and MFS Related Entities of MFS International Large Cap Value Fund*	1,275,053	1,771,127	0	0	108,250	110,620
To MFS and MFS Related Entities of MFS Managed Wealth Fund*	1,275,053	1,771,127	0	0	108,250	110,620
To MFS and MFS Related Entities of MFS Moderate Allocation Fund*	1,275,053	1,771,127	0	0	108,250	110,620

	Aggregate fees for non-audit services
	2022	2021[5]
Fees billed by E&Y:
To MFS Aggressive Growth Allocation Fund, MFS and MFS Related Entities#	1,638,866	2,081,021
To MFS Conservative Allocation Fund, MFS and MFS Related Entities#	1,639,179	2,081,314
To MFS Emerging Markets Equity Fund, MFS and MFS Related Entities#	1,640,379	2,086,731
To MFS Growth Allocation Fund, MFS and MFS Related Entities#	1,639,614	2,081,801
To MFS International Growth Fund, MFS and MFS Related Entities#	1,641,692	2,088,458
To MFS International Intrinsic Value Fund, MFS and MFS Related Entities#	1,644,846	2,092,683
To MFS International Large Cap Value Fund, MFS and MFS Related Entities#	1,640,130	2,089,020
To MFS Managed Wealth Fund, MFS and MFS Related Entities#	1,638,671	2,085,416
To MFS Moderate Allocation Fund, MFS and MFS Related Entities#	1,639,721	2,081,928

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

[5]	Certain fees reported in 2021 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended April 30, 2021.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS.

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a)	(1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST X

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President

Date: July 15, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: July 15, 2022

By (Signature and Title)*	/S/ JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: July 15, 2022

*	Print name and title of each signing officer under his or her signature.